       As filed with the Securities and Exchange Commission on February 28, 2003
                                               Securities Act File No. 033-67852
                                       Investment Company Act File No. 811-07978

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM N-1A

             Registration Statement Under The Securities Act Of 1933         [X]

                           Pre-Effective Amendment No.                       [ ]

                         Post-Effective Amendment No. 55                     [X]

                                     and/or

         Registration Statement Under The Investment Company Act Of 1940     [X]

                                Amendment No. 57                             [X]
                        (Check appropriate box or boxes)


                               ING MAYFLOWER TRUST
                 (Exact Name of Registrant Specified in Charter)
                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 992-0180

              Huey P. Falgout, Jr.                     With copies to:
              ING Investments, LLC                 Jeffrey S. Puretz, Esq.
         7337 E. Doubletree Ranch Road                     Dechert
              Scottsdale, AZ 85258                  1775 Eye Street, N.W.
     (Name and Address of Agent for Service)        Washington, DC 20006

                            ------------------------

 It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to    [X] on March 1, 2003 pursuant to
    paragraph (b)                              paragraph (b)

[ ] 60 days after filing pursuant to       [ ] on March 1, 2003 pursuant to
    paragraph (a)(1)                           paragraph (a)(1)


[ ] 75 days after filing pursuant to       [ ] on (date) pursuant to paragraph
    paragraph (a)(2)                           (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                             ING MAYFLOWER TRUST

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

*    Cover Sheet

*    Contents of Registration Statement

*    Explanatory Note

* ING International Equity and Global Equity Funds Classes A, B, C and M Prospectus

*    ING International Equity and Global Equity Funds Class Q Prospectus

* ING International Equity, Global Equity, Domestic Equity Growth, Domestic Equity Value, Domestic Equity and Income and Fixed Income Funds Class I Prospectus

*    ING International Statement of Additional Information

*    Part C

*    Signature Page

*    Exhibit Index

*    Consent of KPMG LLP

*    Consent of PricewaterhouseCoopers LLP

*    Consent of Dechert LLP


EXPLANATORY NOTE


        This Post-Effective Amendment No. 55, filed in reliance on Rule 485(b) under the Securities Act of 1933, as amended (the "1933 Act"), to the Registration Statement on Form N-1A for ING Mayflower Trust (the "Registrant") incorporates by reference:

(1) The Registrant's Classes A, B, C, M and T Domestic Equity Prospectus and Class Q Domestic Equity Prospectus each dated September 23, 2002, which were included in the Registrant's Registration Statement on Form N-1A, which was filed with the U.S. Securities and Exchange Commission ("SEC") on September 23, 2002; and

(2) The Registrant's Domestic Equity Statement of Additional Information, dated September 23, 2002 (as supplemented January 16, 2003), as filed with the SEC on January 16, 2003.

                                                              PROSPECTUS

       PROSPECTUS

    [WORLD PHOTO]
       March 1, 2003

       Classes A, B, C and M
                                                 INTERNATIONAL EQUITY FUNDS
                                                 ING Emerging Countries Fund
                                                 ING International Fund
                                                 ING International SmallCap
                                                 Growth Fund
                                                 ING International Value Fund
                                                 ING Precious Metals Fund
                                                 ING Russia Fund
                                                 GLOBAL EQUITY FUNDS
                                                 ING Global Technology Fund
                                                 ING Global Real Estate Fund
                                                 ING Worldwide Growth Fund

       This Prospectus contains
       important information about
       investing in the ING Funds.
       You should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation (FDIC), the
       Federal Reserve Board or any
       other government agency and is
       affected by market
       fluctuations. There is no
       guarantee that the Funds will
       achieve their objectives. As
       with all mutual funds, the
       Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                          [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT STRATEGY



[SCALE GRAPHIC]
         RISKS




This Prospectus describes each Fund's objective, investment strategy and risks.

[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows each Fund's financial performance for the past ten years (or since inception, if shorter).


[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    INTRODUCTION TO THE ING FUNDS                       1
    FUNDS AT A GLANCE                                   2

    INTERNATIONAL EQUITY FUNDS
    ING Emerging Countries Fund                         4
    ING International Fund                              6
    ING International SmallCap Growth Fund              8
    ING International Value Fund                       10
    ING Precious Metals Fund                           12
    ING Russia Fund                                    14

    GLOBAL EQUITY FUNDS
    ING Global Technology Fund                         16
    ING Global Real Estate Fund                        18
    ING Worldwide Growth Fund                          20

    WHAT YOU PAY TO INVEST                            22
    SHAREHOLDER GUIDE                                 26
    MANAGEMENT OF THE FUNDS                           33
    DIVIDENDS, DISTRIBUTIONS AND TAXES                36
    MORE INFORMATION ABOUT RISKS                      37
    FINANCIAL HIGHLIGHTS                              40
    WHERE TO GO FOR MORE INFORMATION          Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   INTRODUCTION TO THE ING FUNDS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.



 THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

 INTERNATIONAL EQUITY FUNDS

  ING offers International Equity Funds that emphasize a growth approach to international investing, as well as International Equity Funds that apply the technique of "value investing." These Funds focus on long-term growth by investing primarily in foreign equities.

  They may suit you if you:


  - are investing for the long-term -- at least several years; and


  - are looking for exposure to international markets or precious metals; and

  - are willing to accept higher risk in exchange for the potential for long-term growth.

GLOBAL EQUITY FUNDS

  ING offers Global Equity Funds that emphasize a growth approach to global investing, as well as Global Equity Funds that apply the technique of "value investing." These Funds focus on long-term growth by investing primarily in equity securities throughout the world, including the United States.

  They may suit you if you:


  - are investing for the long-term -- at least several years; and


  - are looking for exposure to international markets and global real estate;
    and

  - are willing to accept higher risk in exchange for the potential for long-term growth.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each ING Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.


                  FUND                                 INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------

INTERNATIONAL     Emerging Countries Fund              Maximum long-term capital
EQUITY FUNDS      Adviser: ING Investments, LLC        appreciation
                  Sub-Adviser: ING Investment
                  Management Advisors B.V.

                  International Fund                   Long-term growth of capital
                  Adviser: ING Investments, LLC

                  International SmallCap Growth        Maximum long-term capital
                  Fund Adviser: ING Investments,       appreciation
                  LLC Sub-Adviser:
                  Nicholas-Applegate Capital
                  Mgt.

                  International Value Fund             Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Brandes
                  Investment Partners, LLC

                  Precious Metals Fund                 Capital appreciation and hedge
                  Adviser: ING Investments, LLC        against the loss of buying
                                                       power of the U.S. Dollar

                  Russia Fund                          Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment
                  Management Advisors B.V.


GLOBAL EQUITY     Global Technology Fund               Long-term capital appreciation
FUNDS             Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment
                  Management Advisors B.V.

                  Global Real Estate Fund              High total return
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Clarion CRA
                  Securities, L.P.

                  Worldwide Growth Fund                Maximum long-term capital
                  Adviser: ING Investments, LLC        appreciation


 2      Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------


MAIN INVESTMENTS                                          MAIN RISKS
----------------------------------------------------------------------------------------------------------------------
Equity securities of issuers located in countries         Price volatility, liquidity and other risks that accompany
with emerging securities markets believed to have         an investment in equities from emerging countries. Sensitive
growth potential.                                         to currency exchange rates, international political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.


Equity securities and equity equivalents of               Price volatility and other risks that accompany an
companies outside of the U.S.                             investment in growth-oriented foreign equities. Sensitive to currency exchange rates, international political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.

Equity securities of small-sized companies in             Price volatility, liquidity and other risks that accompany
countries outside of the U.S., believed to have           an investment in equity securities of foreign, small-sized
growth potential.                                         companies. Sensitive to currency exchange rates,
                                                          international political and economic conditions and other
                                                          risks that affect foreign securities.


Equity securities of issuers located in countries         Price volatility and other risks that accompany an
outside the U.S., believed to have prices below           investment in value-oriented foreign equities. Sensitive to
their long-term value.                                    currency exchange rates, international political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.

Precious metals and securities related to precious        Price volatility due to non-diversification and
metals, including gold and securities of companies        concentration in the precious metals industry. The market
engaged in mining or processing gold throughout the       for gold and other precious metals is widely unregulated and
world.                                                    is located in foreign countries that have the potential for instability. Precious metals earn no income, have higher
                                                          transaction/storage costs, and realize gains only with an
                                                          increase in market price.


Equity securities of Russian companies.                   Risk due to extremely volatile and often illiquid nature of the Russian securities markets, and volatility due to
                                                          non-diversification of investments. Particularly sensitive to Russian political and economic conditions, currency
                                                          exchange rates, and other risks that affect funds investing in securities of a single country. Potential for
                                                          expropriation, dilution, devaluation, default or excessive taxation by the Russian government.

Equity securities of technology companies located         Price volatility and risks related to investments in equity
throughout the world, including the United States.        securities. Products and services of companies engaged in
                                                          the technology sector are subject to relatively high risks of rapid obsolescence caused by scientific and technological advances.


Equity securities of companies that are principally       Price volatility and other risks that accompany an
engaged in the real estate industry.                      investment in global real estate equities and volatility due to non-diversification of investments. Sensitive to currency exchange rates, international political and economic
                                                          conditions and other risks that affect foreign securities.


Equity securities of companies located in countries       Price volatility and other risks that accompany an
around the world, which may include the U.S.,             investment in growth-oriented foreign equities. Sensitive to
believed to have growth potential.                        currency exchange rates, international political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Funds at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING EMERGING COUNTRIES FUND              ING Investment Management Advisors B.V.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in securities of issuers located in at least three countries with emerging securities markets. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund may invest in large-, mid- and small-sized companies. An issuer is considered to be located in a country with an emerging securities market if: (i) the issuer is organized in a country with an emerging securities market; or (ii) the principal securities market for the issuer is in a country with an emerging securities market; or (iii) the issuer is listed on a securities exchange in a country with an emerging securities market; or (iv) if the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a country with an emerging securities market or at least 50% of the issuer's assets are located in a country with an emerging securities market. The Sub-Adviser considers an emerging market country to be any country which is in or has been in the Emerging Market Database of Standard and Poor's or the MSCI Emerging Markets Free Index, or those countries which generally are considered to be emerging market countries by the international financial community.


The Fund may invest up to 20% of its total assets in securities of U.S. and other developed market issuers, including investment-grade debt securities of U.S. issuers. Under normal conditions, the Fund invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities.

In selecting securities located in emerging market countries, the Sub-Adviser uses a bottom-up fundamental analysis to identify companies which it believes have good earnings growth prospects and that can be bought at a price which seems reasonable. To help in this process, the Sub-Adviser scores the emerging markets stocks on a wide range of quantitative and qualitative measures, with particular attention paid to long-term and short-term earnings growth prospects and valuation measures. The Sub-Adviser seeks securities of emerging market issuers which are relatively liquid and covered by professional securities analysts.

In selecting stocks in developed markets, the Sub-Adviser seeks the most attractive opportunities in such markets. For such securities, the Sub-Adviser uses a bottom-up analysis to choose companies which offer good value relative to their peers in the same industry, sector or region. The Sub-Adviser also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors to estimate regional market risks. In conducting their fundamental analysis, the Sub-Adviser focuses on various matters, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and cash flow return on capital.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.


The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Sub-Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S. and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible or debt securities may fall when interest rates rise. Convertible or debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible or debt securities with shorter maturities. The Fund could also lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt.

INABILITY TO SELL SECURITIES -- securities of companies located in emerging markets trade in lower volume and may be less liquid than securities of companies located in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 4      ING Emerging Countries Fund

                                                     ING EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]


1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----

                 6.34   27.50    9.44   -22.19  75.80   -31.94  -7.67   -9.11


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser. The Fund did not have a sub-adviser from October 1, 2000 to December 4, 2002. Effective December 5, 2002, ING Investment Management Advisors B.V. became the Sub-Adviser to the Fund.


            Best and worst quarterly performance during this period:

                           4th quarter 1999:  36.28%


                           3rd quarter 1998: -26.06%

           Fund's year-to-date total return as of December 31, 2002:

                                     -9.11%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index). The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                              5 YEARS      10 YEARS
                                                                            (OR LIFE OF   (OR LIFE OF
                                                                   1 YEAR     CLASS)       CLASS)(1)
Class A Return Before Taxes(2)                                  %  -14.32      -5.94          0.54
Class A Return After Taxes on Distributions(2)                  %  -14.32      -5.97          0.10
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -8.79       -4.63          0.26
Class B Return Before Taxes(3)                                  %  -13.76      -5.60          0.84
Class C Return Before Taxes(4)                                  %  -11.22      -5.46          0.36
MSCI EMF Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %  -6.00       -4.58         -5.25(6)



(1) Classes A and C commenced operations on November 28, 1994. Class B commenced operations on May 31, 1995. This table does not show performance of the Class M shares of the Fund because Class M shares did not have a full year's performance during the year ended December 31, 2002.


(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.


(5) The MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.



(6) Index return for Classes A and C is for the period beginning December 1, 1994. Index return for Class B is -4.08% for the period beginning June 1, 1995.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Emerging Countries Fund       5

                                                                         ADVISER
ING INTERNATIONAL FUND                                      ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equity equivalents of companies outside of the U.S.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in countries outside of the U.S.. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities. The Fund also may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.

The portfolio managers primarily use a bottom-up fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. They also use a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting their fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.

The portfolio managers may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities they believe are more promising.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S. and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or may not favor equities at all.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible or debt securities may fall when interest rates rise. Convertible or debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible or debt securities with shorter maturities. The Fund could also lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt.

INABILITY TO SELL SECURITIES -- securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 6      ING International Fund

                                                          ING INTERNATIONAL FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]

  1993      1994        1995        1996        1997      1998     1999     2000      2001      2002
  ----      ----        ----        ----        ----      ----     ----     ----      ----      ----
              5.87        5.77       13.46        1.56    19.02    47.50    -8.30    -20.27    -14.60


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  26.70%


                           3rd quarter 2002: -18.97%

           Fund's year-to-date total return as of December 31, 2002:

                                    -14.60%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index). The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                 5 YEARS      10 YEARS
                                                                               (OR LIFE OF   (OR LIFE OF
                                                                    1 YEAR      CLASS)(1)     CLASS)(1)
Class A Return Before Taxes(2)                                  %   -19.50         0.69         3.29
Class A Return After Taxes on Distributions(2)                  %   -19.62        -2.08         0.77
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   -11.97         0.02         1.94
Class B Return Before Taxes(3)                                  %   -20.11       -19.30          N/A
Class C Return Before Taxes(4)                                  %   -16.63       -17.02          N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %   -15.66        -2.61(6)      1.53(6)


(1) Class A commenced operations on January 3, 1994. Class B commenced operations on August 22, 2000. Class C commenced operations on September 15, 2000.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.


(6) Index return for Class A is for the period beginning January 1, 1994. Index return for Classes B and C is -18.76% for the period beginning September 1, 2000.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING International Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INTERNATIONAL SMALLCAP GROWTH FUND     Nicholas-Applegate Capital Management

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum long-term capital appreciation.

INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests at least 80% of its assets in securities of small companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. At least 65% of the Fund's assets will normally be invested in companies located outside the U.S. The Fund may invest up to 35% of its assets in U.S. issuers.



The Fund invests primarily in smaller-capitalized companies (small cap stocks) located worldwide. In the opinion of the Fund's Sub-Adviser, small cap stocks are those whose stock market capitalizations are predominantly in the bottom 25% of publicly traded companies as measured by stock market capitalizations in over 50 countries. The market capitalization ranges of the various countries' small cap stocks may vary greatly due to fluctuating currency values, differences in the size of the respective economies, and movements in the local stock markets. At the end of 2002, the bottom 25% of publicly traded companies included companies with market capitalizations of up to $12 billion.


The Fund normally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities.

The Fund's Sub-Adviser emphasizes a growth approach by searching for successful, growing companies that are managing change advantageously and poised to exceed growth expectations. It focuses on a bottom-up analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. It uses a blend of traditional fundamental research of individual securities, calling on the expertise of many external analysts in different countries throughout the world, and a computer intensive ranking system that analyzes and ranks securities. The Sub-Adviser seeks to uncover signs of "change at the margin" -- positive business developments which are not yet fully reflected in a company's stock price.

In analyzing specific companies for possible investment, the Sub-Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Sub-Adviser usually considers whether to sell a particular security when any of those factors materially changes.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Sub-Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in small-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the small-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

INABILITY TO SELL SECURITIES -- securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 8      ING International SmallCap Growth Fund

                                          ING INTERNATIONAL SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]


           1993                1994        1995        1996        1997      1998     1999      2000      2001      2002
           ----              --------    --------    --------    --------    -----    -----    ------    ------    ------
                                             5.51       17.58       13.46    35.57    121.93   -16.60    -27.52    -17.15


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to May 24, 1999, Nicholas-Applegate Capital Management was the adviser, rather than sub-adviser, to the Fund.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  53.34%


                           3rd quarter 2002: -19.29%

           Fund's year-to-date total return as of December 31, 2002:

                                    -17.15%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Salomon Europe, Pacific, Australia and Composite Extended Market Index (Salomon EPAC EM Index). The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                              5 YEARS      10 YEARS
                                                                            (OR LIFE OF   (OR LIFE OF
                                                                   1 YEAR     CLASS)       CLASS)(1)
Class A Return Before Taxes(2)                                  %  -21.92       7.27          7.93
Class A Return After Taxes on Distributions(2)                  %  -21.92       6.01          6.86
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -13.46       5.87          6.41
Class B Return Before Taxes(3)                                  %  -21.84       7.60          9.72
Class C Return Before Taxes(4)                                  %  -18.56       7.88          7.95
Salomon EPAC EM Index (reflects no deduction for fees,
  expenses or taxes)(5)                                         %  -7.69       -0.76         -1.18(6)


(1) Classes A and C commenced operations on August 31, 1994. Class B commenced operations on May 31, 1995.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) The Salomon EPAC EM Index is an unmanaged index that measures the performance of securities of smaller-capitalization companies in 22 countries excluding the U.S. and Canada.


(6) Index return for Classes A and C is for the period beginning September 1, 1994. Index return for Class B is -0.52% for the period beginning June 1, 1995.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                  ING International SmallCap Growth Fund       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INTERNATIONAL VALUE FUND                    Brandes Investment Partners, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.


The Sub-Adviser applies the technique of "value investing" by seeking stocks that their research indicates are priced below their long-term value.

The Fund holds common stocks, preferred stocks, American, European and global depositary receipts, as well as convertible securities.

Under normal circumstances, the Fund will invest at least 65% of its total assets in securities of companies located in at least three countries other than the U.S., which may include emerging market countries. The Fund may invest, at the time of purchase, up to the greater of:

- 20% of its assets in any one country or industry, or,

- 150% of the weighting of the country or industry in the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940, as amended.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

THE FUND IS CLOSED TO NEW INVESTORS EXCEPT FOR THOSE SITUATIONS SET FORTH IN THE SHAREHOLDER GUIDE ON PAGE 29. THE FUND MAY REOPEN IN THE FUTURE SUBJECT TO THE DISCRETION OF THE BOARD OF TRUSTEES.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S. and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small- and mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented stocks in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.


 10      ING International Value Fund

                                                    ING INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]


             1993                  1994        1995        1996      1997     1998     1999     2000      2001      2002
             ----                --------    --------    --------    -----    -----    -----    -----    ------    ------
                                                            15.23    17.86    13.46    51.49     1.89    -13.33    -18.00


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  24.50%


                           3rd quarter 2002: -22.23%

           Fund's year-to-date total return as of December 31, 2002:

                                    -18.00%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the MSCI EAFE Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                              5 YEARS      10 YEARS
                                                                            (OR LIFE OF   (OR LIFE OF
                                                                   1 YEAR     CLASS)       CLASS)(1)
Class A Return Before Taxes(2)                                  %  -22.68       3.24          7.71
Class A Return After Taxes on Distributions(2)                  %  -23.21       1.62          6.41
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -13.74       2.35          6.13
Class B Return Before Taxes(3)                                  %  -22.52       3.42          5.08
Class C Return Before Taxes(4)                                  %  -19.37       3.73          7.80
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %  -15.66      -2.61          1.29(6)


(1) Classes A and C commenced operations on March 6, 1995. Class B commenced operations on April 18, 1997.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.


(6) Index return for Classes A and C is for the period beginning March 1, 1995. Index return for Class B is -1.79% for the period beginning May 1, 1997.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING International Value Fund       11

                                                                         ADVISER
ING PRECIOUS METALS FUND                                    ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund's investment objective is to attain capital appreciation and hedge against the loss of buying power of the U.S. dollar as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in precious metals and securities related to precious metals. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. At least 65% of the Fund's assets will normally be invested in gold bullion and the equity securities of companies that commit at least 50% of their assets or derive at least 50% of their total revenues or earnings from business operations in the exploration, mining, processing, fabrication or distribution of gold ("gold-related" companies). The portfolio manager seeks to invest in companies involved in precious metals which represent good value based on the prospects for earnings and the prices of precious metals. The Fund may invest the remaining 35% of its assets in other precious metals, including silver, platinum, and palladium, and in the equity securities of companies that commit at least 50% of their assets or derive at least 50% of their total revenues or earnings from business operations in the exploration, mining, processing, fabrication or distribution of silver ("silver-related" companies) or other precious metals or materials. The Fund may also invest in other types of securities, including convertible securities and preferred stocks of gold-related companies, silver-related companies, or companies related to other precious metals. The Fund intends to invest less than half of the value of its assets directly in bullion or other direct forms of gold, silver, and other precious metals (as opposed to securities). The Fund normally invests in companies with a large capitalization, but may also invest in mid- and small-sized companies.


The Fund's performance and ability to meet its objective will be largely dependent on the market value of gold, and, to a lesser degree, silver and other precious metals. A substantial portion of the Fund's investment will be in the securities of foreign issuers, including emerging market issuers.

The portfolio manager may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]


You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund normally invests in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.

PRECIOUS METALS RISK -- the Fund's focus on precious metals and precious metal stocks may expose investors to additional risks. Precious metal prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. The supply and demand for gold may vary widely and may be affected by actions of governments or their agencies or national banks, all of which may affect the price of a precious metal or a related company. Under current U.S. tax law, the Fund may not receive more than 10% of its yearly income from selling precious metals or any other physical commodity. That law may require the Fund, for example, to hold precious metals when it would rather sell, or to sell other securities when it would rather hold them -- both may cause investment losses or lost opportunities for profit. Direct investments in precious metals such as bullion have the following characteristics: they earn no income; transaction and storage costs may be higher than for securities; and the Fund will realize gains only with an increase in the market price.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

NON-DIVERSIFICATION RISK -- The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.

MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented stocks in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.

SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.


INDUSTRY CONCENTRATION -- as a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

 12      ING Precious Metals Fund

                                                        ING PRECIOUS METALS FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]

 1993      1994       1995       1996       1997       1998       1999       2000       2001       2002
------   --------   --------   --------   --------   --------   --------   --------   --------   --------
 86.96      -7.28      -1.89       7.84     -42.98      -6.39       8.58     -22.05      24.87      66.67


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

(3) Prior to November 2, 2000, the Fund's portfolio manager employed a different stock selection criteria. Effective November 2, 2000, the Fund changed its name to the Precious Metals Fund and changed its investment strategies to permit the Fund to invest in precious metals and related securities; prior to that date, the Fund invested primarily in gold and gold-related securities.

            Best and worst quarterly performance during this period:

                            1st quarter 2002:  34.59%


                           4th quarter 1997: -29.07%


           Fund's year-to-date total return as of December 31, 2002:


                                     66.67%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Standard & Poor's 500 Composite Price Index (S&P 500 Index), Gold Bullion and FT Gold Mines Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                              5 YEARS      10 YEARS
                                                                            (OR LIFE OF   (OR LIFE OF
                                                                   1 YEAR     CLASS)        CLASS)
Class A Return Before Taxes(1)                                  %   57.27       9.20          4.96
Class A Return After Taxes on Distributions(1)                  %   57.27       9.14          4.21
Class A Return After Taxes on Distributions and Sale of Fund
Shares(1)                                                       %   35.16       7.56          3.73
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %  -22.10      -0.56          9.37(4)
Gold Bullion (reflects no deduction for fees, expenses or
  taxes)(3)                                                     %   25.57       3.65          0.42(4)
FT Gold Mines Index (reflects no deduction for fees,
  expenses or taxes)(5)                                         %   52.36      20.75         -8.80(4)


(1) Reflects deduction of sales charge of 5.75%.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies whose securities are traded on major U.S. stock markets.

(3) Gold bullion is a commodity traded on the New York Mercantile Exchange.

(4) Index return is for the period beginning January 1, 1992.


(5) The unmanaged Financial Times (FT) Gold Mines Index(R) is a price index intended to illustrate the trend or "mood" of this market sector, not measure long-term performance. The FT Gold Mines Index which is an unmanaged cap weighted index is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold and the three largest platinum companies in the world.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING Precious Metals Fund       13

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING RUSSIA FUND                          ING Investment Management Advisors B.V.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Russian companies.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund seeks to achieve its objective by normally investing at least 80% of its assets in equity securities (including common and preferred stocks, warrants and convertible securities) of Russian companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Sub-Adviser seeks to invest in companies which are undervalued by the market because their pace of development and earnings growth have been underestimated. The Sub-Adviser may invest in companies with any market capitalization. The Fund may invest the other 20% of its assets in debt securities issued by Russian companies and debt securities issued or guaranteed by the Russian government without any restrictions based on investment quality or maturity of the debt securities. The Fund may also invest in the equity securities of large-cap, mid-cap or small-cap companies outside of Russia which the Fund believes will experience growth in revenue and profits from participation in the development of the economies of the former Soviet Union.


When the Fund anticipates unusual market or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses, but may mean lost opportunities. The criteria used by the Fund to determine whether an issuer is based in Russia are: the issuer is organized in Russia; the principal securities market for the issuer is Russia; the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in Russia; or at least 50% of the issuer's assets are located in Russia.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]


You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


RISKS OF INVESTING IN SECURITIES OF RUSSIAN COMPANIES

The following risks apply to all mutual funds that invest in securities of Russian companies including ING Russia Fund.

POLITICAL RISK -- Since the breakup of the Soviet Union in 1991, Russia has experienced and continues to experience dramatic political and social change. Russia is undergoing a rapid transition from a centrally-controlled command system to a more market-oriented democratic model. The Fund may be affected unfavorably by political developments, social instability, changes in government policies, and other political and economic developments.

MARKET CONCENTRATION AND LIQUIDITY RISK -- The Russian securities markets are substantially smaller, less liquid and more volatile than the securities markets in the U.S. A few issuers represent a large percentage of market capitalization and trading volume. Due to these factors and despite the Fund's policy on liquidity, it may be difficult for the Fund to buy or sell some securities because of the poor liquidity.

LACK OF RELIABLE FINANCIAL INFORMATION -- There may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.

UNFAVORABLE ACTIONS -- There is the potential for unfavorable action such as expropriation, dilution, devaluation, default or excessive taxation by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign entities.

The Fund's investments will include investments in Russian companies that have characteristics and business relationships common to companies outside of Russia, and as a result, outside economic forces may cause fluctuations in the value of securities held by the Fund.

SETTLEMENT AND CUSTODY RISK -- Ownership of shares in Russian companies is recorded by the companies themselves and by registrars instead of through a central registration system. It is possible that the Fund's ownership rights could be lost through fraud or negligence. Since the Russian banking institutions and registrars are not guaranteed by the state, the Fund may not be able to pursue claims on behalf of the Fund's shareholders.

RISKS OF CONCENTRATION -- because the Fund concentrates on a single region of the world, the Fund's performance may be more volatile than that of a fund that invests globally. If Russian securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate on a single region of the world.

LOWER QUALITY DEBT SECURITIES -- Junk bonds are highly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of securities to make principal and interest payments than with higher-grade debt securities.

NON-DIVERSIFICATION RISK -- The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.


MARKET TRENDS AND PRICE VOLATILITY -- from time to time, the stock market may not favor the value-oriented stocks in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.


CONVERTIBLE AND DEBT SECURITIES -- The value of convertible or debt securities may fall when interest rates rise. Convertible or debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible or debt securities with shorter maturities.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 14      ING Russia Fund

                                                                 ING RUSSIA FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]

 1993    1994     1995     1996     1997     1998     1999     2000      2001     2002
------  ------   ------   ------   ------   ------   ------   -------   ------   ------
                                    67.50   -82.99   159.76    -17.80    80.32    24.72


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares. Prior to January 2, 2001, the Fund was advised by a sub-adviser. The Fund did not have a sub-adviser from October 1, 2000 to December 4, 2002. Effective December 5, 2002, ING Investment Management Advisors B.V. became the Sub-Adviser to the Fund.



            Best and worst quarterly performance during this period:

4th quarter 1999:       95.36%
3rd quarter 1998:      -64.89%


           Fund's year-to-date total return as of December 31, 2002:

                                     24.72%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Moscow Times Index and the Russian Trading System Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                5 YEARS      10 YEARS
                                                                              (OR LIFE OF   (OR LIFE OF
                                                                    1 YEAR      CLASS)       CLASS)(1)
Class A Return Before Taxes(2)                                  %   17.55        -5.10          3.24
Class A Return After Taxes on Distributions(2)                  %   17.11        -5.83          2.03
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   10.77        -4.45          1.94
Moscow Times Index (reflects no deduction for fees, expenses
  or taxes)(3)                                                  %   41.41         0.44         13.24(5)
Russian Trading System Index (reflects no deduction for
  fees, expenses or taxes)(4)                                   %   38.73        -0.74          9.07(5)


(1) Class A commenced operations on July 3, 1996.

(2) Reflects deduction of sales charge of 5.75%.

(3) The Moscow Times Index is an unmanaged index that measures the performance of 50 Russian stocks considered to represent the most liquid and most highly capitalized Russian stocks.

(4) The Russian Trading System is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia's 106 most active stocks traded on the Russian Trading
    System. The index is operated by the National Association of Participants in the Securities Markets (NAUFOR), a non-profit body.

(5) Index return is for the period beginning June 29, 1996.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                        ING Russia Fund       15

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GLOBAL TECHNOLOGY FUND               ING Investment Management Advisors B.V.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Fund seeks to provide investors with long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund invests, under normal market conditions, at least 80% of its assets in equity securities and equity equivalent securities (preferred stock, warrants and convertible securities) of U.S. and non-U.S. technology companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund may invest in large-, mid- and small-sized companies.


For purposes of the Fund's investment strategy, technology companies are companies that commit at least 50% of their assets or derive at least 50% of their total revenues or earnings from business operations in the following areas: internet activities, including internet related hardware, software, infrastructure and networking equipment; media and entertainment businesses, including radio, television, satellite and cable television, broadcasting and media content; telecommunications and communications, including the design, manufacture or operation of telecommunications services and equipment, voice, data, wireless, paging and electronic components; computer businesses, including hardware, software, semiconductors, semiconductor capital equipment and server hardware producers; e-commerce businesses, including equipment and communications activities such as electronic mail, data processing, information systems, networking, office automation and on-line services; and companies involved in the distribution, servicing, research and development of these businesses.

The Sub-Adviser seeks to combine broad industry analysis and bottom-up company analysis to identify the stocks of companies that it believes will become tomorrow's technology leaders. In choosing investments for the Fund, the Sub-Adviser attempts to identify themes that highlight industry and technological changes. Using intensive fundamental research, the Sub-Adviser then analyzes individual companies worldwide to find those firms most likely to benefit from selected investment themes, and assesses a company's fundamental prospects. It is likely that a portion of the Fund's holdings will be invested in newly issued securities acquired in initial public offerings or on the secondary market.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


PENDING MERGER -- subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into ING Technology Fund. You could therefore ultimately hold shares of that Fund. For more information regarding ING Technology Fund, please consult the prospectus for ING Technology Fund or contact a Shareholder Services Representative at 1-800-992-0180.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities, and in particular securities issued in initial public offerings, face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S. and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

INDUSTRY CONCENTRATION -- as a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

TECHNOLOGY RISK -- technology companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, products and services of companies engaged in the technology industry are subject to relative high risks of rapid obsolescence caused by scientific and technological advances. Swings in investor psychology or significant trading by large institutional investors can result in significant price fluctuations and stock price declines.

SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

INITIAL PUBLIC OFFERINGS -- a significant portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is probable that the effect of the Fund's investment in initial public offerings on the Fund's total return will decline.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


 16      ING Global Technology Fund

                                                      ING GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                                                      140.15   -29.01   -45.50   -50.58


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


(2) Effective March 1, 2002, the Fund's strategy was revised to expand the range of technology companies in which the Fund can invest.


            Best and worst quarterly performance during this period:

                           4th quarter 1999:  78.51%


                           3rd quarter 2001: -44.94%

           Fund's year-to-date total return as of December 31, 2002:

                                    -50.58%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Goldman Sachs Technology Industry Composite Index and the Morgan Stanley Capital International (MSCI) World Information Technology Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   -53.43           -15.94                  N/A
Class A Return After Taxes on Distributions(2)                  %   -53.43           -18.23                  N/A
Class A Return After Taxes on Distributions and Sale of Fund
 Shares(2)                                                      %   -32.81            -9.39                  N/A
Class B Return Before Taxes(3)                                  %   -53.50           -15.59                  N/A
Class C Return Before Taxes(4)                                  %   -51.54           -15.38                  N/A
Goldman Sachs Technology Industry Composite Index (reflects
no deduction for fees, expenses or taxes)(5)                    %   -40.27           -12.36(6)               N/A
MSCI World Information Technology Index (reflects no
deduction for fees, expenses or taxes)(7)                       %   -39.13           -13.28(6)               N/A


(1) Classes A, B and C commenced operations on December 15, 1998.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.


(5) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.



(6) Index return is for the period beginning December 1, 1998.



(7) The MSCI World Information Technology Index is a capitalization-weighted index that monitors the performance of information technology stocks from around the world.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Global Technology Fund       17

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GLOBAL REAL ESTATE FUND                         Clarion CRA Securities, L.P.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Fund seeks to provide investors with high total return. The Fund's investment objective is not fundamental and may be changed without shareholder vote.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Fund will operate as a non-diversified fund and invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. In selecting investments for the Fund, the Sub-Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the portfolio will have investments located in at least three different countries, including the United States. As a general matter, the Fund expects these investments to be in common stocks of large, mid-sized and small-sized companies, including real estate investment trusts (REITs).


The Sub-Adviser uses a disciplined two-step process for constructing the Fund's portfolio.

- First, the Sub-Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions.

- Second, the Sub-Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: (i) value and property; (ii) capital structure; and (iii) management and strategy.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up and down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small- to medium-sized companies, which may be more susceptible to greater price swings than larger companies because they have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor stocks in industries to which the Fund is not exposed, or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, possible security illiquidity, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

NON-DIVERSIFICATION RISK -- the Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's assets may be invested in a single company.

RISK OF CONCENTRATION -- because the Fund's investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If real estate securities as a group fall out of favor, the Fund could underperform funds that focus on other types of companies.

REAL ESTATE RISK -- investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate including, terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

INABILITY TO SELL SECURITIES -- securities of small and mid-sized companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell securities at a time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 18      ING Global Real Estate Fund

                                                     ING GLOBAL REAL ESTATE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                                                                                   4.06


(1) The figure is for the year ended December 31. It does not reflect sales charges and would be lower if it did.

            Best and worst quarterly performance during this period:

                            1st quarter 2002:  5.18%


                            3rd quarter 2002: -7.70%

           Fund's year-to-date total return as of December 31, 2002:

                                     4.06%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Salomon Smith Barney World Property Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                5 YEARS      10 YEARS
                                                                              (OR LIFE OF   (OR LIFE OF
                                                                    1 YEAR     CLASS)(1)      CLASS)
Class A Return Before Taxes(2)                                  %    -1.94       4.16            N/A
Class A Return After Taxes on Distributions(2)                  %    -4.34       1.71            N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %    -1.20       2.15            N/A
Salomon Smith Barney World Property Index (reflects no
  deduction for fees, expenses or taxes)(3)                     %     2.84       7.39(4)         N/A



(1) Class A commenced operations on November 5, 2001. Class B and Class C commenced operations on March 15, 2002 and January 8, 2002, respectively, and, therefore, did not have a full year's performance as of December 31, 2002.


(2) Reflects deduction of sales charge of 5.75%.

(3) The Salomon Smith Barney World Property Index is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.


(4) Index return is for the period beginning November 1, 2001.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Global Real Estate Fund       19

                                                                         ADVISER
ING WORLDWIDE GROWTH FUND                                   ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in at least three countries, one of which may be the U.S. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities.

INTERNATIONAL COMPONENT. The portfolio managers primarily use a bottom-up fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. The portfolio managers will invest at least 65% of the Fund in assets of companies which, based upon a fundamental analysis of a company's earning prospects, they believe will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and the cash flow return on capital. They also use a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks.


U.S. COMPONENT. The Fund normally invests in equity securities of large U.S. companies that the portfolio managers feel have above-average prospects for growth. The Fund considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the S&P 500 Index. As of December 31, 2002 this meant market capitalizations in the range of $6.5 billion to $276.0 billion. Capitalization of companies in the Standard & Poor's 500 Composite Price Index (S&P 500 Index) will change with market conditions.


The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers focus on both a bottom-up analysis that evaluates the financial condition and competitiveness of individual companies and a top-down thematic approach. The portfolio managers will sell the security if it no longer meets the selection requirements. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying the industries and companies they believe may benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

From time to time, the portfolio managers review the allocation between U.S. stocks and non-U.S. stocks in the portfolio, and may rebalance the portfolio using factors that the portfolio managers deem appropriate.

The portfolio managers may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities they believe are more promising.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the portfolio managers believe have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

INABILITY TO SELL SECURITIES -- securities of foreign companies may trade in lower volume and may be less liquid than securities of U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 20      ING Worldwide Growth Fund

                                                       ING WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
------   ------   ------   ------   ------   ------   ------   ------   ------   ------
           2.45    14.74    17.92    17.28    37.34    83.52   -22.26   -27.81   -26.97


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.

            Best and worst quarterly performance during this period:

                     4th quarter 1999:  44.54%


                      1st quarter 2001: -21.37%

           Fund's year-to-date total return as of December 31, 2002:

                                    -26.97%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International World Index (MSCI World Index). The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                5 YEARS      10 YEARS
                                                                              (OR LIFE OF   (OR LIFE OF
                                                                    1 YEAR      CLASS)       CLASS)(1)
Class A Return Before Taxes(2)                                  %   -31.17       -0.54          6.28
Class A Return After Taxes on Distributions(2)                  %   -31.17       -2.51          4.17
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   -19.14       -0.58          4.74
Class B Return Before Taxes(3)                                  %   -31.09       -0.31          5.34
Class C Return Before Taxes(4)                                  %   -28.15        0.00          6.26
MSCI World Index (reflects no deduction for fees, expenses
  or taxes)(5)                                                  %   -19.54       -1.76          5.51(6)


(1) Classes A and C commenced operations on April 19, 1993. Class B commenced operations on May 31, 1995.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.


(6) Index return for Classes A and C is for the period beginning May 1, 1993. Index return for Class B is 3.97% for the period beginning June 1, 1995.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING Worldwide Growth Fund       21

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------


[PENNY GRAPHIC]
       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the ING Funds.
FEES YOU PAY DIRECTLY

                                                                CLASS A    CLASS B(1)    CLASS C(1)    CLASS M(1)
-----------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT
  (AS A % OF OFFERING PRICE)
 All Funds                                                       5.75(2)      none          none          3.50(2)
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)
 All Funds                                                       none(3)      5.00(4)       1.00(5)       none
 REDEMPTION FEE (AS A % OF AMOUNT REDEEMED, IF APPLICABLE)
 International and Russia Funds                                  2.00(6)       N/A           N/A           N/A



(1) Not all Funds offer Classes B, C and M. Please see page 26.

(2) Reduced for purchases of $50,000 and over. Please see page 27.

(3) A contingent deferred sales charge of no more than 1% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 27.

(4) Imposed upon redemption within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 27.

(5) Imposed upon redemption within 1 year from purchase.

(6) The 2.0% redemption fee applies only to shares held less than 30 days for the International Fund and less than 365 days for the Russia Fund.

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


CLASS A
                                                      DISTRIBUTION                     TOTAL
                                                      AND SERVICE                      FUND            WAIVERS,
                                       MANAGEMENT       (12b-1)          OTHER       OPERATING      REIMBURSEMENTS         NET
FUND                                      FEE             FEES         EXPENSES      EXPENSES      AND RECOUPMENT(2)     EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Emerging Countries             %         1.25            0.35           0.61(4)(6)    2.21(6)            0.06             2.27(6)
 International                  %         1.00            0.25           0.82(4)(8)    2.07(8)           -0.12             1.95(8)
 International SmallCap
  Growth                        %         1.00            0.35           0.64(4)       1.99              -0.04             1.95
 International Value            %         1.00            0.30           0.46(4)       1.76                 --             1.76
 Precious Metals                %         1.00            0.25           0.48(4)       1.73                 --             1.73
 Russia                         %         1.25            0.25           0.70(4)       2.20                 --             2.20
 Global Technology              %         1.25            0.35           0.69(4)(7)    2.29(7)           -0.32(3)          1.97(7)
 Global Real Estate             %         1.00            0.25           1.21(4)       2.46              -0.70             1.76
 Worldwide Growth               %         1.00            0.35           0.61(4)       1.96              -0.10             1.86


 22      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


CLASS B
                                                     DISTRIBUTION                    TOTAL
                                                     AND SERVICE                     FUND             WAIVERS,
                                      MANAGEMENT       (12b-1)         OTHER       OPERATING       REIMBURSEMENTS          NET
FUND                                     FEE             FEES         EXPENSES     EXPENSES       AND RECOUPMENT(2)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Emerging Countries            %         1.25            1.00           0.62(4)(6)   2.87(6)             0.06              2.93(6)
 International                 %         1.00            1.00           0.74(4)(8)   2.74(8)            -0.04              2.70(8)
 International SmallCap
  Growth                       %         1.00            1.00           0.63(4)      2.63               -0.03              2.60
 International Value           %         1.00            1.00           0.45(4)      2.45                  --              2.45
 Global Technology             %         1.25            1.00           0.69(4)(7)   2.94(7)            -0.22              2.72(7)
 Global Real Estate            %         1.00            1.00           1.19(4)      3.19               -0.67              2.52
 Worldwide Growth              %         1.00            1.00           0.61(4)      2.61               -0.10              2.51

CLASS C
                                                     DISTRIBUTION                    TOTAL
                                                     AND SERVICE                     FUND             WAIVERS,
                                      MANAGEMENT       (12b-1)         OTHER       OPERATING       REIMBURSEMENTS          NET
FUND                                     FEE             FEES         EXPENSES     EXPENSES       AND RECOUPMENT(2)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Emerging Countries            %         1.25            1.00           0.62(4)(6)   2.87(6)             0.06              2.93(6)
 International                 %         1.00            1.00           0.74(4)(8)   2.74(8)            -0.04              2.70(8)
 International SmallCap
  Growth                       %         1.00            1.00           0.63(4)      2.63               -0.03              2.60
 International Value           %         1.00            1.00           0.46(4)      2.46                  --              2.46
 Global Technology             %         1.25            1.00           0.70(4)(7)   2.95(7)            -0.22              2.73(7)
 Global Real Estate            %         1.00            1.00           1.19(4)      3.19               -0.67              2.52
 Worldwide Growth              %         1.00            1.00           0.61(4)      2.61               -0.10              2.51

CLASS M
                                                     DISTRIBUTION                    TOTAL
                                                     AND SERVICE                     FUND             WAIVERS,
                                      MANAGEMENT       (12b-1)         OTHER       OPERATING       REIMBURSEMENTS          NET
FUND                                     FEE             FEES         EXPENSES     EXPENSES       AND RECOUPMENT(2)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Emerging Countries            %         1.25            0.75           0.73(4)(5)   2.73                  --              2.73


--------------------------------------------------------------------------------


 (1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimates are based on each Fund's actual operating expenses for its most recent complete fiscal year and fee waivers to which the Adviser has agreed to for each Fund.



 (2) ING Investments has entered into written expense limitation agreements with each Fund which it advises, except International Value Fund, under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments for all Funds is shown under the heading "Waivers, Reimbursements, and Recoupments"; The expense limits for each Fund, except International Fund, will continue through at least October 31, 2003. The expense limitations are contractual and, except for International Fund, shall renew automatically for one-year terms unless the Adviser provides written notice of termination of the expense limitation at least 90 days prior to the end of the term or upon termination of the investment management agreement. Pursuant to a side agreement dated February 25, 2003, effective July 1, 2003, the expense limit for the International Fund is 1.95%, 2.70%, and 2.70% for Class A, B and C, respectively, which are the expense limits reflected in the table. The expense limit reflected in the table will be in effect through at least June 30, 2004. There is no guarantee that this side agreement will continue after that date. Lower expense limits of 1.80%, 2.55%, and 2.55%, respectively, for Class A, B, and C shares under an earlier side letter agreement will apply until June 30, 2003. If ING Investments, LLC elects not to renew the side agreement, the expense limits will revert to the limitations under the Fund's current expense limitation agreement of 2.75%, 3.50% and 3.50% for Class A, B and C, respectively. Nicholas-Applegate Capital Management bears 50% of the cost of maintaining the expense limit for the International SmallCap Growth Fund.


 (3) ING Investments has agreed to waive 0.10% of the Distribution Fee for Class A shares of Global Technology Fund. The fee waiver will continue through at least October 31, 2003.

 (4) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.


 (5) Class M shares of the Emerging Countries Fund are new. Expenses are estimated based on Class A expenses adjusted for contractual expenses with respect to Class M shares.



 (6) Excludes one-time merger fees of 0.05%, 0.04%, 0.04% for Class A, B and C respectively, incurred in connection with the merger of another investment company into Emerging Countries Fund.



 (7) Excludes one-time merger fees of 0.08%, 0.08%, 0.07% for Class A, B and C respectively, incurred in connection with the merger of another investment company into Global Technology Fund.



 (8) Excludes one-time merger fees of 0.11%, 0.09%, 0.10% for Class A, B and C respectively, incurred in connection with the merger of another investment company into International Fund.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       23

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.


CLASS A
FUND                                                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------------
 Emerging Countries                                             $        792      1,232       1,697       2,977
 International                                                  $        762(1)   1,176       1,614       2,828
 International SmallCap Growth                                  $        762      1,160       1,582       2,755
 International Value                                            $        744      1,097       1,474       2,529
 Precious Metals                                                $        741      1,089       1,460       2,499
 Russia                                                         $        785(1)   1,224       1,687       2,963
 Global Technology                                              $        763      1,220       1,702       3,026
 Global Real Estate                                             $        744      1,235       1,751       3,161
 Worldwide Growth                                               $        753      1,146       1,563       2,721



CLASS B
                                                IF YOU SELL YOUR SHARES                      IF YOU DON'T SELL YOUR SHARES
                                      -------------------------------------------     -------------------------------------------
FUND                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Emerging Countries             $      796        1,194       1,719       3,043        296          894       1,519       3,043
 International                  $      773        1,146       1,646       2,907        273          846       1,446       2,907
 International SmallCap
  Growth                        $      763        1,115       1,592       2,806        263          815       1,392       2,806
 International Value            $      748        1,064       1,506       2,616        248          764       1,306       2,616
 Global Technology              $      775        1,189       1,728       3,093        275          889       1,528       3,093
 Global Real Estate             $      755        1,221       1,811       3,280        255          921       1,611       3,280
 Worldwide Growth               $      754        1,102       1,576       2,779        254          802       1,376       2,779


--------------------------------------------------------------------------------


(1) Due to redemption fees assessed on
    early redemptions, the cost of
    investing in the Russia Fund for one
    year is $945, if shares were held
    for less than 365 days. The cost of
    investing in the Class A shares of
    the International Fund for one year
    is $962, if the shares were held for
    less than 30 days.


 24      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES


CLASS C
                                                IF YOU SELL YOUR SHARES                      IF YOU DON'T SELL YOUR SHARES
                                      -------------------------------------------     -------------------------------------------
FUND                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Emerging Countries             $      396          894       1,519       3,199        296          894       1,519       3,199
 International                  $      373          846       1,446       3,068        273          846       1,446       3,068
 International SmallCap
  Growth                        $      363          815       1,392       2,961        263          815       1,392       2,961
 International Value            $      349          767       1,311       2,796        249          767       1,311       2,796
 Global Technology              $      376          892       1,533       3,255        276          892       1,533       3,255
 Global Real Estate             $      355          921       1,611       3,448        255          921       1,611       3,448
 Worldwide Growth               $      354          802       1,376       2,937        254          802       1,376       2,937



CLASS M
FUND                                                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------------
 Emerging Countries                                             $        616      1,168       1,744       3,304


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       25

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS(TM)

Depending upon the Fund, you may select from up to four separate classes of shares: Class A, Class B, Class C and Class M.

CLASS A

- Front-end sales charge, as described on the next page.

- Distribution and service (12b-1) fees of 0.25% to 0.35% (varies by Fund).

CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A contingent deferred sales charge, as described on the next page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses. Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase.

- Not offered by Russia Fund and Precious Metals Fund.

CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

- Not offered by Russia Fund and Precious Metals Fund.

CLASS M

- Lower front-end sales charge than Class A, as described on the next page.

- Distribution and service (12b-1) fees of 0.75%.

- No automatic conversion to Class A shares, so annual expenses continue at the Class M level throughout the life of your investment.

- Offered only by Emerging Countries Fund.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the contingent deferred sales charge. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A or Class M shares. Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund has adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

 26      Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

CLASS A(1)(2)

Class A shares of the Funds are sold subject to the following sales charge:

                                      ALL FUNDS
                            -----------------------------
                            AS A % OF THE
                              OFFERING      AS A % OF NET
YOUR INVESTMENT               PRICE(3)       ASSET VALUE
 Less than $50,000              5.75            6.10
 $50,000 - $99,999              4.50            4.71
 $100,000 - $249,999            3.50            3.63
 $250,000 - $499,999            2.50            2.56
 $500,000 - $1,000,000          2.00            2.04
 $1,000,000 and over                            See below

(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

(2) Shareholders that purchased funds that were a part of the Aetna family of funds prior to February 2, 1998 at the time of purchase are not subject to sales charges for the life of their account.

(3) The term "offering price" includes the front-end sales charge.

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a contingent deferred sales charge if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                       PERIOD DURING WHICH
YOUR INVESTMENT                 CDSC      CDSC APPLIES
 $1,000,000 - $2,499,999        1.00%        2 years
 $2,500,000 - $4,999,999        0.50%        1 year
 $5,000,000 and over            0.25%        1 year

CLASS B AND CLASS C


Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. The CDSCs are as follows:


CLASS B DEFERRED SALES CHARGE(3)

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                     5%
 2nd year                                                     4
 3rd year                                                     3
 4th year                                                     3
 5th year                                                     2
 6th year                                                     1
 After 6th year                                            none

(3) Class B shares that were purchased through funds that were part of the Northstar family of funds at the time of purchase are subject to a different contingent deferred sales charge. Please see the SAI for further information.

CLASS C DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                     1%
 After 1st year                                            none

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Funds will first redeem shares, in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

CLASS M

Class M shares are sold subject to the following sales charge:

                               EMERGING COUNTRIES FUND
                            ------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               3.50            3.63
 $50,000 - $99,999               2.50            2.56
 $100,000 - $249,999             1.50            1.52
 $250,000 - $499,999             1.00            1.01
 $500,000 and over               none            none

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A or Class M shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding the ING Money Market, ING Lexington Money Market and ING Classic Money Market Funds) you already own to the amount of your next purchase for purposes of calculating the sales charge.

- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or a Shareholder Services Representative for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

- redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- for Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       27

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

  distributions are reinvested and the total redemptions do not exceed 12% annually.

- mandatory distributions from a tax-deferred retirement plan or an IRA. However, if you purchased shares that were part of the Nicholas-Applegate Mutual Funds, you may be eligible for a CDSC waiver prior to the mandatory distribution age.


- reinvestment of dividends and capital gains distributions.


If you think you may be eligible for a CDSC waiver, contact your financial representative or a Shareholder Services Representative.

REINSTATEMENT PRIVILEGE. If you sell Class B and Class C shares of an ING Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or a Shareholder Services Representative. Consult the SAI for more information.

SALES CHARGE WAIVERS. Class A or Class M shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact a Shareholder Services Representative, or see the SAI.

 28      Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

The minimum initial investment amounts for the ING Funds are as follows:

- Non-retirement accounts: $1,000

- Retirement accounts: $250

- Pre-Authorized Investment Plan: $100 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Funds and ING Funds Distributor, LLC (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. The Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000.00 ($250.00 for IRAs).

International Value Fund is closed to new investors except for shares purchased:
(1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected the Fund as an investment option prior to that date; or (3) by shareholders participating in mutual fund wrap fee programs who have invested in the Fund prior to that date. The Fund may reopen in the future subject to the discretion of the Board of Trustees.

MARKET TIMERS

A Fund may restrict or refuse purchase orders whether directly or by exchange by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser, to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.

RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company (SSB) acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.


                               Initial                 Additional
         Method              Investment                Investment
     BY CONTACTING      An investment
     YOUR INVESTMENT    professional with an
     PROFESSIONAL       authorized firm can
                        help you establish and
                        maintain your account.



     BY MAIL            Visit or consult an      Visit or consult an
                        investment               investment professional.
                        professional. Make       Fill out the Account
                        your check payable to    Additions form included
                        the ING Funds and mail   on the bottom of your
                        it, along with a         account statement along
                        completed Application.   with your check payable
                        Please indicate your     to the ING Funds and
                        investment               mail them to the address
                        professional on the      on the account
                        New Account              statement. Remember to
                        Application.             write your account
                                                 number on the check.



     BY WIRE            Call the ING             Wire the funds in the
                        Operations Department    same manner described
                        at (800) 336-3436 to     under "Initial
                        obtain an account        Investment."
                        number and indicate
                        your investment
                        professional on the
                        account.
                        Instruct your bank to
                        wire funds to the Fund
                        in the care of:
                        State Street Bank and
                        Trust Company ABA
                        #101003621 Kansas
                        City, MO
                        credit to:
                        --------------------
                        (the Fund)
                        A/C #751-8315; for
                        further credit
                        to:
                        Shareholder
                        A/C
                        #--------------------
                        (A/C # you received
                        over the telephone)
                        Shareholder Name:
                        --------------------
                        (Your Name Here)
                        After wiring funds you
                        must complete the
                        Account Application
                        and send it to:
                        ING Funds
                        P.O. Box 219368
                        Kansas City, MO
                        64121-6368

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       29

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $10,000.

- Minimum withdrawal amount is $100.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

REDEMPTION FEE

A 2% redemption fee will be charged on the redemption of shares of Class A shares the Russia Fund held less than 365 days and Class A shares of the International Fund held less than 30 days. The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee will be applied on a share by share basis using the "first shares in, first shares out" (FIFO) method. Therefore, the oldest shares are sold first.



                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    INVESTMENT               your investment professional.
                                                                    PROFESSIONAL             Investment professionals may charge
                                                                                             for their services in connection with
                                                                                             your redemption request, but neither
                                                                                             the Fund nor the Distributor imposes
                                                                                             any such charge.
                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-6368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.
                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call a Shareholder Services
                                                                                             Representative at (800) 992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.

 30      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for each class of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

PRICE OF SHARES


When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge and any redemption fee (Class A shares of the Russia and International Funds only). Exchange orders are effected at NAV.


EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of the ING money market funds for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. If you exchange shares of a Fund that at the time you acquired the shares was a Nicholas-Applegate mutual fund, the shares you receive on the exchange will be subject to the current CDSC structure and conversion rights of the Fund being acquired, although the shares will continue to age for CDSC and conversion purposes from the date the original shares were acquired.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser or Distributor may prohibit excessive exchanges (more than four per year). The Adviser or Distributor also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund into which you intend to exchange before exchanging your shares.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       31

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

CDSC ON EXCHANGES INTO ING SENIOR INCOME FUND

You are not required to pay an applicable CDSC upon an exchange from any Fund described in this Prospectus to the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the Fund's CDSC will apply. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

ACCOUNT ACCESS

Unless your ING Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

 32      Shareholder Guide

ADVISER                                                  MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), formerly, ING Pilgrim Investments, LLC (ING Pilgrim), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING has overall responsibility for management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.


As of January 31, 2003, ING managed over $32.4 billion in assets.


ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:


FUND                                                MANAGEMENT FEE
 Emerging Countries                                      1.25%
 International                                           1.00
 International SmallCap Growth                           1.00
 International Value                                     1.00
 Precious Metals                                         1.00
 Russia                                                  1.25
 Global Technology                                       1.25
 Global Real Estate                                      1.00
 Worldwide Growth                                        1.00


ING DIRECTLY MANAGES THE PORTFOLIOS OF THE FOLLOWING FUNDS:

WORLDWIDE GROWTH FUND

The following individuals share responsibility for the day-to-day management of the Worldwide Growth Fund:


Mary Lisanti, Executive Vice President and Chief Investment Officer -- Domestic Equities of ING, has served as a Senior Portfolio Manager of the domestic equity portion of the Worldwide Growth Fund's assets since October 2000. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management.



Jeffrey Bernstein, Senior Vice President of ING, has served as Portfolio Manager of the domestic equity portion of the Worldwide Growth Fund's assets since January 2001. Prior to joining ING Pilgrim in October 1999, Mr. Bernstein was a Portfolio Manager at Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.


Richard T. Saler, Senior Vice President and Director of International Equity Investment Strategy of ING, has served as Senior Portfolio Manager of the international portion of the Worldwide Growth Fund's assets since October 2000. From 1986 until July 2000, he was Senior Vice President and Director of International Equity Strategy at Lexington Management Corporation (Lexington) (which was acquired by ING Pilgrim's parent company in July 2000).


Philip A. Schwartz, Senior Vice President and Director of International Equity Investment Strategy of ING, has served as Senior Portfolio Manager of the international portion of the Worldwide Growth Fund's assets since October 2000. Prior to joining ING Pilgrim in July 2000, Mr. Schwartz was Senior Vice President and Director of International Equity Investment Strategy at Lexington (which was acquired by ING Pilgrim's parent company in July 2000).


INTERNATIONAL FUND

Richard T. Saler, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages the International Fund since January 1994.

Philip A. Schwartz, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages the International Fund since January 1996.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       33

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

PRECIOUS METALS FUND

James A. Vail has served as the Portfolio Manager of Precious Metals Fund since June 1998. Mr. Vail has served as Vice President and Portfolio Manager of ING since July 2000. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and has 25 years of investment experience. Prior to joining ING Pilgrim in July 2000, he was a Vice President at Lexington (which was acquired by ING's parent company in July 2000). Mr. Vail joined Lexington in 1991.

SUB-ADVISERS

For each of the following Funds, ING has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers have, at least in part, been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of each Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING or the Board of Trustees of a Fund. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Fund.

INTERNATIONAL SMALLCAP GROWTH FUND

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT


Nicholas-Applegate Capital Management (NACM) serves as Sub-Adviser to the International SmallCap Growth Fund. Founded in 1984 by Arthur Nicholas, Managing Director and Fred Applegate as an institutional investment manager, Nicholas-Applegate is now a wholly owned subsidiary of Allianz AG. As of January 31, 2003, NACM managed over $15.8 billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. Nicholas-Applegate has offices in San Diego, New York, San Francisco and Chicago. Its principal place of business is 600 West Broadway, San Diego, California 92101.


The following individuals share responsibility for the day-to-day management of the Fund:


Catherine Somhegyi Nicholas serves as the Lead Portfolio Manager for the firm's Global Equity team. Ms. Somhegyi Nicholas has managed the Fund's portfolio since its inception. As the firm's chief investment officer, from 1997 to 2002, Ms. Somhegyi Nicholas led the investment team in developing Nicholas-Applegate's global research platform. Ms. Somhegyi Nicholas joined Nicholas-Applegate in 1987.



Randall S. Kahn, Portfolio Manager, focuses on management of developed Asian markets. Mr. Kahn has managed the Fund's portfolio since its inception. Prior to joining the firm in 1999, he was an international analyst with American Century Investments. Mr. Kahn previously served as vice president of sales for Japanese and Asian Equities with Daiwa Securities America, Inc. and specialized in Japanese bond sales with Daiwa Securities Co., Ltd.



Loretta J. Morris, Lead Portfolio Manager, International, focuses on management of International and Global portfolios and is a member of the firm's Executive Committee. Ms. Morris joined Nicholas-Applegate in 1990.


EMERGING COUNTRIES, RUSSIA AND GLOBAL TECHNOLOGY FUNDS

ING INVESTMENT MANAGEMENT ADVISORS B.V.


ING Investment Management Advisors B.V. (IIMA) serves as Sub-Adviser to the Global Technology, Emerging Countries and Russia Funds. IIMA is a Netherlands corporation organized in 1896 (became an investment advisory company in 1991). It currently has its principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, the Netherlands. IIMA is registered with the SEC as an investment adviser. IIMA is a company organized to manage investments and provide investment advice on a worldwide basis to entities affiliated and unaffiliated with ING Groep N.V. IIMA is an indirect, wholly-owned subsidiary of ING Groep N.V. and is under common control with ING Investments. IIMA operates under the collective management of ING Investment Management (IIM) which had assets under management of $73.5 billion as of January 31, 2003.


EMERGING COUNTRIES FUND


Jan Wim Derks has served as a member of the portfolio management team that manages the Fund since October 2001. Mr. Derks serves as Director of Global Emerging Markets Equities at ING Investment Management -- Europe. Mr. Wim Derks joined ING Investment Management -- Americas in 1997.



Eric Anderson has served as a member of the portfolio management team that manages the Fund since October 2001. Mr. Anderson serves as Senior Portfolio Manager -- Global Emerging Markets Equities at ING Investment
Management -- Americas. Mr. Anderson joined ING Investment
Management -- Americas in 1997.



 34      Management of the Funds

SUB-ADVISERS                                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


Bratin Sanyal has served as a member of the portfolio management team that manages the Fund since October 2001. Mr. Sanyal serves as the Senior Portfolio Manager -- Global Emerging Markets Equities at ING Investment
Management -- Europe. Mr. Sanyal has held several positions with ING Investment Management -- Europe, most recently as an Asian equity fund manager. Mr. Sanyal joined ING Investment Management -- Europe in 1993.


Frits Moolhuizen has served as a member of the portfolio management team that manages the Fund since December 2002. Mr. Moolhuizen is Head of Equity Investments for IIMA and joined IIMA in 1996 as Director, Dutch Equities.

Michiel Bootsma has served as a member of the portfolio management team that manages the Fund since December 2002. Mr. Bootsma is Investment Manager, Emerging Market Equities and co-manages international portfolios in the EMEA universe (Eastern Europe, Middle East and Africa). Mr. Bootsma joined IIMA in 1997 in the Regional Management Europe department as a portfolio manager.

RUSSIA FUND.

Jan Wim Derks, whose background is described above, has served as a member of the portfolio management team that manages the Fund since January 2001.


Samuel Oubadia, Senior Portfolio Manager, has served as a member of the portfolio management team that manages the Russia Fund since January 2001. Mr. Oubadia has seven years experience in portfolio management. Mr. Oubadia is responsible for investments in the emerging markets of Europe, including Russia. He joined ING Investment Management (IIM) in September 1996 when he was the Senior Equity Manager at IIM's office in Prague in the Czech Republic. He joined IIM global emerging markets team in January 1998.


Frits Moolhuizen, whose background is described above, has served as a member of the portfolio management team that manages the Fund since December 2002.

Michiel Bootsma, whose background is described above, has served as a member of the portfolio management team that manages the Fund since December 2002.

GLOBAL TECHNOLOGY FUND.


Guy Uding, Team Leader and Portfolio Manager, has primary responsibility for managing Fund and heads a three member team of investment professionals. Mr. Uding has been employed by IIMA and its affiliates since 1995 and has five years of investment experience.



Daniel Hayes, Portfolio Manager, is a member of the team that manages Fund. Mr. Hayes has been employed by IIMA and its affiliates since 1998 and has ten years of investment experience.



Tycho Van Wijk, Portfolio Manager, is a member of the team that manages the Fund. Mr. Van Wijk has been employed by IIMA and its affiliates since 1998 and has 4 years of investment experience.


GLOBAL REAL ESTATE FUND

CLARION CRA SECURITIES, L.P.


Founded in 1969, Clarion CRA Securities, L.P., (CRA) a Delaware limited partnership, is registered as an investment adviser. CRA is a subsidiary of ING Groep N.V. CRA is located at 259 Radnor-Chestor Road, Radnor, PA 19087. CRA is in the business of providing investment advice to institutional and individual client accounts which, as of January 31, 2003, were valued at approximately $1.7 billion.


The following individuals share responsibility for the day-to-day management of the Fund:


T. Ritson Ferguson, Chief Investment Officer (CIO), has 16 years of real estate investment experience. Mr. Ferguson has managed the Fund's portfolio since November 2001. Mr. Ferguson has served as Co-CIO and more recently CIO of CRA since 1991.



Kenneth D. Campbell, Managing Director, has been with CRA and its predecessors since 1969. Mr. Campbell has managed the Fund's portfolio since November 2001. Mr. Campbell has more than 32 years of real estate investment experience. Mr. Campbell has been recognized by the National Association of Real Estate Investment Trust (NAREIT) for outstanding lifetime contributions to the Real Estate Investment Trust (REIT) Industry.



Steven D. Burton, Director and Portfolio Manager, has been with CRA since 1995. Mr. Burton has managed the Fund's portfolio since November 2001. Mr. Burton has 13 years of real estate investment experience.


INTERNATIONAL VALUE FUND

BRANDES INVESTMENT PARTNERS, LLC


Founded in 1974, Brandes Investment Partners, LLC (Brandes) is an investment advisory firm with 56 investment professionals who currently manage more than $51.1 billion in assets as of January 31, 2003. Brandes is located at 11988 El Camino Real, Suite 500, P.O. Box 919048, San Diego, California 92191. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high-quality, under-valued stocks.



Brandes is the Sub-Adviser to the International Value Fund since March, 1995. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.





      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       35

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Distributions are normally expected to consist primarily of capital gains. Each Fund pays dividends and capital gains, if any, annually (except Global Real Estate Fund which pays dividends, if any, quarterly).

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B, C or M shares of a Fund invested in another ING Fund which offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end ING Fund.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


 36      Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of a Fund's principal investment strategy. However, the Adviser or Sub-Adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of a Fund's principal investment strategy.

PRINCIPAL RISKS


The principal risks of investing in certain Funds are highlighted below. Certain Funds not identified below, however, also may invest in the securities described. Please see the Statement of Additional Information for more information.


INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

EMERGING MARKETS INVESTMENTS (ALL FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.


INABILITY TO SELL SECURITIES (ALL FUNDS EXCEPT PRECIOUS METALS, RUSSIA AND GLOBAL TECHNOLOGY FUNDS). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



INVESTMENTS IN REAL ESTATE SECURITIES (GLOBAL REAL ESTATE FUND). Investments in issuers that are primarily engaged in real estate, including real estate investment trusts ("REITs"), may subject the Fund to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.



INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS EXCEPT INTERNATIONAL FUND). The Funds may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of small companies have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.





      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       37

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

NON-DIVERSIFIED INVESTMENT COMPANY (PRECIOUS METALS, RUSSIA AND GLOBAL REAL ESTATE FUNDS). The Funds are classified as non-diversified investment companies under the Investment Company Act of 1940, as amended (1940 Act), which means that the Funds are not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. The investment of a large percentage of the Funds' assets in the securities of a small number of issuers may cause the Funds' share price to fluctuate more than that of a diversified investment company.


CONCENTRATION -- (GLOBAL REAL ESTATE, GLOBAL TECHNOLOGY AND PRECIOUS METALS FUNDS). The Funds concentrate (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of their assets will be invested in these assets at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.



CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT GLOBAL REAL ESTATE FUND). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.



CORPORATE DEBT SECURITIES (EMERGING COUNTRIES, INTERNATIONAL, AND RUSSIA
FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.



One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.



PORTFOLIO TURNOVER (EMERGING COUNTRIES, INTERNATIONAL, GLOBAL TECHNOLOGY, INTERNATIONAL SMALLCAP GROWTH, GLOBAL REAL ESTATE AND WORLDWIDE GROWTH FUNDS). The Funds are generally expected to engage in frequent and active trading of portfolio securities to achieve their respective investment objective. A high portfolio turnover rate involves greater expenses to the Funds, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Funds.


LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, the Funds may lend portfolio securities in an amount up to 30% or 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

OTHER RISKS


HIGH YIELD SECURITIES. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.



U.S. GOVERNMENT SECURITIES. Some U.S. Government agency securities may be subject to varying degrees of credit risks particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.


OTHER INVESTMENT COMPANIES. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize


 38      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       39

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent accountants, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.

 40      Financial Highlights

FINANCIAL HIGHLIGHTS                                 ING EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------


For the years ended October 31, 2002 and October 31, 2001 and the four months ended October 31, 2000, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent accountants.



                                                                                            CLASS A
                                                              -------------------------------------------------------------------
                                                                                  FOUR                   THREE
                                                                YEAR ENDED       MONTHS        YEAR      MONTHS      YEAR ENDED
                                                                OCTOBER 31,       ENDED       ENDED      ENDED       MARCH 31,
                                                              ---------------  OCTOBER 31,   JUNE 30,   JUNE 30,   --------------
                                                               2002     2001   2000(5)(6)      2000     1999(1)     1999    1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $    11.87    16.33     20.17        16.74      13.43     17.39   17.20
 Income from investment operations:
 Net investment income (loss)                             $    -0.10    -0.02     -0.24        -0.20      -0.05     -0.06    0.03
 Net realized and unrealized gain (loss) on investments
 (net of Indian tax)                                      $     0.67    -4.44     -3.60         3.63       3.36     -3.81    1.22
 Total from investment operations                         $     0.57    -4.46     -3.84         3.43       3.31     -3.87    1.25
 Less distributions from:
 Net investment income                                    $     0.00*      --        --           --         --      0.02      --
 Net realized gain on investments                         $       --       --        --           --         --      0.07    1.06
 Total distributions                                      $       --       --        --           --         --      0.09    1.06
 Net asset value, end of period                           $    12.44    11.87     16.33        20.17      16.74     13.43   17.39
 TOTAL RETURN(2):                                         %     4.80   -27.31    -19.04        20.49      24.65    -22.23    8.06
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $   62,063   67,247    59,541       75,311     53,483    47,180  71,014
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)                           %     2.32     2.32      2.23         2.19       2.13      2.27    2.26
 Gross expenses prior to expense
 reimbursement/recoupment(3)                              %     2.26     2.33      2.38         2.34       2.66      2.56    2.48
 Net investment income (loss) after expense
 reimbursement/recoupment(3)(4)                           %    -0.56    -0.16     -1.31        -1.15      -1.30     -0.25    0.55
 Portfolio turnover rate                                  %      124       74        94          211         67       213     243



                                                                                            CLASS B
                                                              -------------------------------------------------------------------
                                                                                  FOUR                   THREE
                                                                YEAR ENDED       MONTHS        YEAR      MONTHS      YEAR ENDED
                                                                OCTOBER 31,       ENDED       ENDED      ENDED       MARCH 31,
                                                              ---------------  OCTOBER 31,   JUNE 30,   JUNE 30,   --------------
                                                               2002     2001   2000(5)(6)      2000     1999(1)     1999    1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $    11.85    16.41     20.30        16.98      13.64     17.64   17.29
 Income from investment operations:
 Net investment income (loss)                             $    -0.16    -0.11     -0.23        -0.35      -0.07     -0.22   -0.07
 Net realized and unrealized gain (loss) on investments
 (net of Indian tax)                                      $     0.70    -4.45     -3.66         3.67       3.41     -3.70    1.26
 Total from investment operations                         $     0.54    -4.56     -3.89         3.32       3.34     -3.92    1.19
 Less distributions from:
 Net investment income                                    $       --       --        --           --         --        --      --
 Net realized gain on investments                         $       --       --        --           --         --      0.08    0.84
 Total distributions                                      $       --       --        --           --         --      0.08    0.84
 Net asset value, end of period                           $    12.39    11.85     16.41        20.30      16.98     13.64   17.64
 TOTAL RETURN(2):                                         %     4.56   -27.79    -19.16        19.55      24.49    -22.23    7.47
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $   15,150   14,637    22,707       30,322     26,342    22,338  38,796
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)                           %     2.97     2.99      2.98         2.84       2.75      2.91    2.91
 Gross expenses prior to expense
 reimbursement/recoupment(3)                              %     2.91     3.00      3.12         2.99       3.28      3.20    3.06
 Net investment income (loss) after expense
 reimbursement/recoupment(3)(4)                           %    -1.23    -0.72     -1.01        -1.80      -1.92     -0.80   -0.20
 Portfolio turnover rate                                  %      124       74        94          211         67       213     243


--------------------------------------------------------------------------------

(1) Effective May 24, 1999, ING Investments, LLC became the Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as Sub-Adviser and the Fund changed its fiscal year-end to June 30.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments within three years.

(5) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by Nicholas-Applegate Capital Management.

(6) The Fund changed its fiscal year-end from June 30 to October 31.

*  Amount represents less than $0.01 per share.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Emerging Countries Fund       41

ING EMERGING COUNTRIES FUND                                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the years ended October 31, 2002 and October 31, 2001 and the four months ended October 31, 2000, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent accountants.



                                                                                CLASS C                                 CLASS M
                                                   -----------------------------------------------------------------  -----------
                                                                     FOUR                   THREE
                                                    YEAR ENDED      MONTHS        YEAR      MONTHS      YEAR ENDED      PERIOD
                                                    OCTOBER 31,      ENDED       ENDED      ENDED       MARCH 31,        ENDED
                                                   -------------  OCTOBER 31,   JUNE 30,   JUNE 30,   --------------  OCTOBER 31,
                                                   2002    2001   2000(5)(6)      2000     1999(1)     1999    1998     2002(7)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $   11.41   15.81     19.56        16.35      13.14     16.98   16.81     12.39
 Income from investment operations:
 Net investment loss                           $   -0.25   -0.12     -0.22        -0.32      -0.07     -0.27   -0.12     -0.03
 Net realized and unrealized gain (loss) on
 investments (net of Indian tax)               $    0.63   -4.28     -3.53         3.53       3.28     -3.49    1.26     -0.01
 Total from investment operations              $    0.38   -4.40     -3.75         3.21       3.21     -3.76    1.14     -0.04
 Less distributions from:
 Net realized gain on investments              $      --      --        --           --         --      0.08    0.97        --
 Total distributions                           $      --      --        --           --         --      0.08    0.97        --
 Net asset value, end of period                $   11.79   11.41     15.81        19.56      16.35     13.14   16.98     12.35
 TOTAL RETURN(2):                              %    3.33  -27.83    -19.17        19.63      24.43    -22.21    7.47     -0.32
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $   9,519  12,746    22,456       29,610     24,230    19,246  36,986     1,125
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)                %    2.97    2.99      2.98         2.84       2.75      2.90    2.91      2.73
 Gross expenses prior to expense
 reimbursement/recoupment(3)                   %    2.91    3.00      3.09         2.99       3.28      3.19    3.09      2.73
 Net investment loss after expense
 reimbursement/recoupment(3)(4)                %   -1.20   -0.73     -0.95        -1.80      -1.92     -0.77   -0.26      1.32
 Portfolio turnover rate                       %     124      74        94          211         67       213     243       124


--------------------------------------------------------------------------------

(1) Effective May 24, 1999, ING Investments, LLC became the Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its fiscal year-end to June 30.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments within three years.

(5) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by Nicholas-Applegate Capital Management.

(6) The Fund changed its fiscal year-end from June 30 to October 31.


(7) Class M commenced offering of shares on August 5, 2002.


 42      ING Emerging Countries Fund

FINANCIAL HIGHLIGHTS                                      ING INTERNATIONAL FUND
--------------------------------------------------------------------------------


For the years ended October 31, 2002 and October 31, 2001 and the ten months ended October 31, 2000, the information in the table below, has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent accountants.



                                                                                         CLASS A
                                                                   ---------------------------------------------------
                                                                       YEAR ENDED        TEN MONTHS           YEAR ENDED
                                                                       OCTOBER 31,          ENDED            DECEMBER 31,
                                                                   -------------------   OCTOBER 31,   ------------------------
                                                                     2002       2001     2000(4)(6)     1999     1998     1997
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $      8.09      11.22       13.45       11.61    10.10    10.86
 Income from investment operations:
 Net investment income (loss)                                  $     -0.02      -0.05        0.19       -0.01     0.17     0.07
 Net realized and unrealized gain (loss) on investments        $     -1.04      -2.14       -1.48        5.46     1.74     0.10
 Total from investment operations                              $     -1.06      -2.19       -1.29        5.45     1.91     0.17
 Less distributions from:
 Net investment income                                         $        --         --        0.86        0.03     0.06     0.13
 Net realized gain on investments                              $        --       0.94        0.08        3.58     0.34     0.80
 Total distributions                                           $        --       0.94        0.94        3.61     0.40     0.93
 Redemption fees applied to capital(7)                         $      0.02         --          --          --       --       --
 Net asset value, end of period                                $      7.05       8.09       11.22       13.45    11.61    10.10
 TOTAL RETURN(2):                                              %    -12.86     -21.38      -10.22       47.85    19.02    -1.61
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $    43,314     37,489      30,653      25,304   24,000   19,949
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)                %      2.14       2.51        2.23        1.98     1.75     1.75
 Gross expenses prior to expense reimbursement(3)              %      2.18       2.51        2.23        1.98     2.25     2.15
 Net investment income (loss) after expense
 reimbursement(3)(5)                                           %     -0.32      -0.74       -0.23       -0.21     0.35     0.53
 Portfolio turnover rate                                       %       126        169         113         144      144      123


--------------------------------------------------------------------------------


                                                                       CLASS B                              CLASS C
                                                          ---------------------------------   -----------------------------------
                                                              YEAR ENDED        AUGUST 22,        YEAR ENDED        SEPTEMBER 15,
                                                              OCTOBER 31,       2000(1) TO        OCTOBER 31,        2000(1) TO
                                                          -------------------   OCTOBER 31,   -------------------    OCTOBER 31,
                                                            2002       2001     2000(4)(6)      2002       2001      2000(4)(6)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $      8.03      11.19       12.28         8.02      11.21        11.67
 Income from investment operations:
 Net investment loss                                  $     -0.02      -0.62       -0.05        -0.02      -0.62        -0.04
 Net realized and unrealized gain (loss) on
 investments                                          $     -1.10      -1.60       -1.04        -1.09      -1.63        -0.42
 Total from investment operations                     $     -1.12      -2.22       -1.09        -1.11      -2.25        -0.46
 Less distributions from:
 Net realized gain on investments                     $        --       0.94          --           --       0.94           --
 Total distributions                                  $        --       0.94          --           --       0.94           --
 Net asset value, end of period                       $      6.91       8.03       11.19         6.91       8.02        11.21
 TOTAL RETURN(2):                                     %    -13.95     -21.74       -8.88       -13.84     -21.98        -3.94
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $    10,246      1,961          80       12,384      1,514           85
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)       %      2.76       3.32        2.76         2.76       3.31         2.96
 Gross expenses prior to expense reimbursement(3)     %      2.83       3.32        2.76         2.84       3.31         2.96
 Net investment loss after expense
 reimbursement(3)(5)                                  %     -1.10      -1.40       -7.02        -1.18      -1.46        -3.97
 Portfolio turnover rate                              %       126        169         113          126        169          113


--------------------------------------------------------------------------------

(1) Commencement of offering of shares.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year-end from December 31 to October 31.

(5) The Adviser has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments within 3 years.

(6) Effective July 26, 2000 ING Investments, LLC assumed sole responsibility for management of the Fund.


(7) Change to financial statement presentation made to reflect the adoption of AICPA Audit and Accounting Guide, Audits of Investment Companies.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING International Fund       43

ING INTERNATIONAL SMALLCAP GROWTH FUND                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the years ended October 31, 2002 and October 31, 2001 and the four months ended October 31, 2000, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent accountants.



                                                                                         CLASS A
                                                         ------------------------------------------------------------------------
                                                                                  FOUR                   THREE
                                                             YEAR ENDED          MONTHS        YEAR      MONTHS      YEAR ENDED
                                                             OCTOBER 31,          ENDED       ENDED      ENDED       MARCH 31,
                                                         -------------------   OCTOBER 31,   JUNE 30,   JUNE 30,   --------------
                                                           2002       2001       2000(1)       2000     1999(2)     1999    1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $     21.85      36.08        40.94       23.80      21.03     19.29   14.92
 Income from investment operations:
 Net investment income (loss)                        $     -0.07      -0.11        -0.10       -0.18      -0.03      0.02   -0.15
 Net realized and unrealized gain (loss) on
 investments                                         $     -3.43     -11.39        -4.76       19.38       2.80      3.21    5.36
 Total from investment operations                    $     -3.50     -11.50        -4.86       19.20       2.77      3.23    5.21
 Less distributions from:
 Net investment income                               $        --       0.24           --          --         --        --      --
 Net realized gain on investments                    $        --       2.49           --        2.06         --      1.49    0.84
 Total distributions                                 $        --       2.73           --        2.06         --      1.49    0.84
 Net asset value, end of period                      $     18.35      21.85        36.08       40.94      23.80     21.03   19.29
 TOTAL RETURN(3):                                    %    -16.02     -34.30       -11.90       82.89      13.17     17.26   36.31
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $   123,206    153,804      273,393     278,480     37,490    25,336  11,183
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(4)(5)                                  %      1.95       1.83         1.67        1.67       1.84      1.94    1.96
 Gross expenses prior to expense reimbursement
 (recoupment)(4)                                     %      1.99       1.83         1.67        1.67       1.86      2.08    2.75
 Net investment loss after expense reimbursement
 (recoupment)(4)(5)                                  %     -0.32      -0.33        -0.80       -0.76      -0.69     -0.82   -1.56
 Portfolio turnover rate                             %       149        143           56         164         44       146     198



                                                                                         CLASS B
                                                         ------------------------------------------------------------------------
                                                                                  FOUR                   THREE
                                                             YEAR ENDED          MONTHS        YEAR      MONTHS      YEAR ENDED
                                                             OCTOBER 31,          ENDED       ENDED      ENDED       MARCH 31,
                                                         -------------------   OCTOBER 31,   JUNE 30,   JUNE 30,   --------------
                                                           2002       2001       2000(1)       2000     1999(2)     1999    1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $     23.06      38.05        43.27       25.33      22.43     20.16   15.89
 Income from investment operations:
 Net investment loss                                 $     -0.32      -0.32        -0.20       -0.37      -0.07     -0.20   -0.15
 Net realized and unrealized gain (loss) on
 investments                                         $     -3.49     -11.98        -5.02       20.50       2.97      3.46    5.56
 Total from investment operations                    $     -3.81     -12.30        -5.22       20.13       2.90      3.26    5.41
 Less distributions from:
 Net investment income                               $        --       0.07           --          --         --        --      --
 Net realized gain on investments                    $        --       2.62           --        2.19         --      0.99    1.14
 Total distributions                                 $        --       2.69           --        2.19         --      0.99    1.14
 Net asset value, end of period                      $     19.25      23.06        38.05       43.27      25.33     22.43   20.16
 TOTAL RETURN(3):                                    %    -16.52     -34.59       -12.05       81.63      12.93     16.55   35.73
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $    52,661     74,541      126,861     132,028     19,331    16,158  12,033
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(4)(5)                                  %      2.60       2.48         2.32        2.32       2.49      2.59    2.61
 Gross expenses prior to expense reimbursement
 (recoupment)(4)                                     %      2.63       2.48         2.32        2.32       2.51      2.73    2.98
 Net investment loss after expense reimbursement
 (recoupment)(4)(5)                                  %     -0.98      -0.98        -1.46       -1.41      -1.34     -1.45   -2.20
 Portfolio turnover rate                             %       149        143           56         164         44       146     198


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year-end from June 30 to October 31.

(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to May 24, 1999, the Fund was advised by Nicholas-Applegate Capital Management and the Fund changed its fiscal year-end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments within three years.

 44      ING International SmallCap Growth Fund

FINANCIAL HIGHLIGHTS                      ING INTERNATIONAL SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------


For the years ended October 31, 2002 and October 31, 2001 and the four months ended October 31, 2000, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent accountants.



                                                                                           CLASS C
                                                             --------------------------------------------------------------------
                                                                                  FOUR                   THREE
                                                               YEAR ENDED        MONTHS        YEAR      MONTHS      YEAR ENDED
                                                               OCTOBER 31,        ENDED       ENDED      ENDED       MARCH 31,
                                                             ---------------   OCTOBER 31,   JUNE 30,   JUNE 30,   --------------
                                                              2002     2001    2000(1)(2)      2000     1999(3)     1999    1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $    21.14    34.93       39.71       23.34      20.60     18.53   14.87
 Income from investment operations:
 Net investment loss                                     $    -0.32    -0.38       -0.18       -0.31      -0.06     -0.10   -0.11
 Net realized and unrealized gain (loss) on
 investments                                             $    -3.17   -10.91       -4.60       18.69       2.80      3.09    5.09
 Total from investment operations                        $    -3.49   -11.29       -4.78       18.38       2.74      2.99    4.98
 Less distributions from:
 Net investment income                                   $       --     0.09          --          --         --        --      --
 Net realized gain on investments                        $       --     2.41          --        2.01         --      0.92    1.32
 Total distributions                                     $       --     2.50          --        2.01         --      0.92    1.32
 Net asset value, end of period                          $    17.65    21.14       34.93       39.71      23.34     20.60   18.53
 TOTAL RETURN(3):                                        %   -16.51   -34.62      -12.04       80.89      13.31     16.55   35.63
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                       $   46,703   69,320     136,830     144,068     18,354    13,226   8,014
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(4)(5)                                      %     2.60     2.48        2.32        2.32       2.49      2.59    2.61
 Gross expenses prior to expense reimbursement
 (recoupment)(4)                                         %     2.63     2.48        2.32        2.32       2.51      2.73    3.38
 Net investment loss after expense reimbursement
 (recoupment)(4)(5)                                      %    -0.99    -0.98       -1.46       -1.41      -1.34     -1.45   -2.18
 Portfolio turnover rate                                 %      149      143          56         164         44       146     198


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year-end from June 30 to October 31.

(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to May 24, 1999, the Fund was advised by Nicholas-Applegate Capital Management and the Fund changed its fiscal year-end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments within three years.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING International SmallCap Growth Fund       45

ING INTERNATIONAL VALUE FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants.


                                                                CLASS A
                                          ---------------------------------------------------
                                                        YEAR ENDED OCTOBER 31,
                                          ---------------------------------------------------
                                            2002        2001       2000      1999      1998
---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $       12.33       16.68     14.75     11.88     10.90
 Income from investment operations:
 Net investment income (loss)         $        0.06        0.11      0.15      0.08      0.11
 Net realized and unrealized gain
 (loss) on investments                $       -1.64       -2.44      2.58      3.58      0.96
 Total from investment operations     $       -1.58       -2.33      2.73      3.66      1.07
 Less distributions from:
 Net investment income                $        0.09        0.14      0.11      0.12        --
 Net realized gain on investments     $        0.26        1.88      0.69      0.67      0.09
 Total distributions                  $        0.35        2.02      0.80      0.79      0.09
 Net asset value, end of period       $       10.40       12.33     16.68     14.75     11.88
 TOTAL RETURN:(1)                     %      -13.31      -15.89     18.56     32.55      9.86
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $   1,356,334   1,195,760   920,591   451,815   211,018
 Ratios to average net assets:
 Expenses                             %        1.76        1.67      1.64      1.68      1.74
 Net investment income (loss)         %        0.58        0.88      1.14      0.92      1.62
 Portfolio turnover rate              %          20          15        34        29        32

                                                         CLASS B
                                     -----------------------------------------------
                                                 YEAR ENDED OCTOBER 31,
                                     -----------------------------------------------
                                      2002      2001      2000      1999      1998
-----------------------------------  -----------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                12.13     16.43     14.57     11.76     10.87
 Income from investment operations:
 Net investment income (loss)          -0.02      0.02      0.07      0.01      0.07
 Net realized and unrealized gain
 (loss) on investments                 -1.62     -2.41      2.51      3.51      0.91
 Total from investment operations      -1.64     -2.39      2.58      3.52      0.98
 Less distributions from:
 Net investment income                  0.00*     0.03      0.03      0.04        --
 Net realized gain on investments       0.26      1.88      0.69      0.67      0.09
 Total distributions                    0.26      1.91      0.72      0.71      0.09
 Net asset value, end of period        10.23     12.13     16.43     14.57     11.76
 TOTAL RETURN:(1)                     -13.90    -16.48     17.69     31.55      9.16
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)   375,967   421,884   437,765   278,871   145,976
 Ratios to average net assets:
 Expenses                               2.45      2.37      2.34      2.41      2.47(4)
 Net investment income (loss)          -0.13      0.16      0.45      0.18      0.69
 Portfolio turnover rate                  20        15        34        29        32


--------------------------------------------------------------------------------


                                                                                              CLASS C
                                                                  ---------------------------------------------------------------
                                                                                      YEAR ENDED OCTOBER 31,
                                                                  ---------------------------------------------------------------
                                                                   2002          2001          2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                         $     12.10         16.41         14.55         11.75         10.86
 Income from investment operations:
 Net investment income (loss)                                 $     -0.02          0.02          0.07            --          0.06
 Net realized and unrealized gain (loss) on investments       $     -1.61         -2.41          2.52          3.51          0.92
 Total from investment operations                             $     -1.63         -2.39          2.59          3.51          0.98
 Less distributions from:
 Net investment income                                        $      0.00*         0.04          0.04          0.04            --
 Net realized gain on investments                             $      0.26          1.88          0.69          0.67          0.09
 Total distributions                                          $      0.26          1.92          0.73          0.71          0.09
 Net asset value, end of period                               $     10.21         12.10         16.41         14.55         11.75
 TOTAL RETURN:(1)                                             %    -13.85        -16.52         17.76         31.50          9.07
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                            $   573,712       603,229       605,678       310,227       137,651
 Ratios to average net assets:
 Expenses                                                     %      2.46          2.37          2.34          2.41          2.47
 Net investment income (loss)                                 %     -0.13          0.16          0.46          0.19          0.68
 Portfolio turnover rate                                      %        20            15            34            29            32


--------------------------------------------------------------------------------


(1) Total return is calculated assuming reinvestment of all dividends and capital gains distributions at net asset value and excluding the deduction of sales charges.


 *  Amount represents less than $0.01 per shares.

 46      ING International Value Fund

FINANCIAL HIGHLIGHTS                                    ING PRECIOUS METALS FUND
--------------------------------------------------------------------------------


For the years ended October 31, 2002 and October 31, 2001 and the ten months ended October 31, 2000, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods prior to October 31, 2000, the financial information was audited by other independent accountants.



                                                                                       CLASS A
                                                               -------------------------------------------------------
                                                                   YEAR ENDED        TEN MONTHS
                                                                   OCTOBER 31,          ENDED         YEAR ENDED DECEMBER 31,
                                                               -------------------   OCTOBER 31,   ------------------------------
                                                                 2002       2001     2000(3)(4)      1999       1998       1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $       3.05       2.27        3.29         3.03       3.24       5.97
 Income from investment operations:
 Net investment income (loss)                             $      -0.01       0.02        0.01        -0.01         --         --
 Net realized and unrealized gain (loss) on investments   $       1.38       0.76       -1.03         0.27      -0.21      -2.52
 Total from investment operations                         $       1.37       0.78       -1.02         0.26      -0.21      -2.52
 Less distributions from:
 Net investment income                                    $       0.02       0.00(5)       --           --         --       0.21
 Total distributions                                      $       0.02       0.00(5)       --           --         --       0.21
 Net asset value, end of period                           $       4.40       3.05        2.27         3.29       3.03       3.24
 TOTAL RETURN(1):                                         %      45.01      34.56      -30.98         8.58      -6.39     -42.98
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $     72,346     60,563      40,130       72,516     50,841     53,707
 Ratios to average net assets:
 Expenses(2)                                              %       1.73       1.96        2.18         1.94       1.74       1.65
 Net investment income (loss)(2)                          %      -0.33       0.67        0.28        -0.02       0.08       0.17
 Portfolio turnover rate                                  %         54         83          27           79         29         38


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year-end from December 31 to October 31.

(4) Effective July 26, 2000, ING Investments, LLC assumed sole responsibility for management of the Fund.

(5) Amount represents less than $0.01 per share.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING Precious Metals Fund       47

ING RUSSIA FUND                                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the years ended October 31, 2002 and October 31, 2001 and the ten months ended October 31, 2000, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods prior to October 31, 2000, the financial information was audited by other independent accountants.



                                                                                       CLASS A
                                                               -------------------------------------------------------
                                                                   YEAR ENDED        TEN MONTHS
                                                                   OCTOBER 31,          ENDED         YEAR ENDED DECEMBER 31,
                                                               -------------------   OCTOBER 31,   ------------------------------
                                                                 2002       2001     2000(3)(5)      1999       1998       1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $       8.04       7.15        6.74         2.64      17.50      11.24
 Income from investment operations:
 Net investment income (loss)                             $       0.17      -0.04       -0.07         0.18       0.15      -0.01
 Net realized and unrealized gain (loss) on investments   $       3.92       0.93        0.48         3.99     -14.70       7.57
 Total from investment operations                         $       4.09       0.89        0.41         4.17     -14.55       7.56
 Less distributions from:
 Net investment income                                    $         --         --          --         0.07       0.07         --
 Net realized gain on investments                         $         --         --          --           --       0.24       1.30
 Total distributions                                      $         --         --          --         0.07       0.31       1.30
 Redemption fees applied to capital(6)                    $       0.02         --          --           --         --         --
 Net asset value, end of period                           $      12.15       8.04        7.15         6.74       2.64      17.50
 TOTAL RETURN(1):                                         %      51.12      12.45        6.08       159.76     -82.99      67.50
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $     85,658     49,019      53,637       59,011     19,147    137,873
 Ratios to average net assets:
 Net expenses after redemption fee proceeds and expense
 reimbursement(2)(4)                                      %       1.77       2.23        1.40         2.23       1.84       1.85
 Gross expenses prior to redemption fee proceeds and
 expense reimbursement(2)                                 %       2.20       2.77        2.85         3.32       2.64       2.89
 Net investment income (loss) after redemption fee
 proceeds and expense reimbursement(2)(4)                 %       1.33      -0.56       -0.90         4.39       1.36      -0.11
 Portfolio turnover rate                                  %         32         28          52           91         66         67


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year-end from December 31 to October 31.

(4) The Adviser has agreed to limit expenses excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments within three years. Redemption fee proceeds are offset against custody and redemption services.

(5) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares. Prior to January 2, 2001, the Fund was advised by a sub-adviser. The Fund did not have a sub-adviser from October 1, 2000 to December 5, 2002. Effective December 5, 2002, ING Investment Management Advisors B.V. became the Sub-Adviser to the Fund.


(6) Change to financial statement presentation made to reflect the adoption of the AICPA Audit and Accounting Guide, Audits of Investment Companies.


 48      ING Russia Fund

FINANCIAL HIGHLIGHTS                                  ING GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------


For the years ended October 31, 2002 and October 31, 2001 the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods prior to October 31, 2001, the financial information was audited by other independent accountants.



                                                                    CLASS A                                 CLASS B
                                                    ----------------------------------------   ----------------------------------
                                                             YEAR ENDED OCTOBER 31,                  YEAR ENDED OCTOBER 31,
                                                    ----------------------------------------   ----------------------------------
                                                       2002       2001(5)    2000    1999(1)    2002    2001(5)   2000    1999(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value beginning of period           $        5.77       26.62     17.38    10.00      5.63    26.33    17.28    10.00
 Income from investment operations:(4)
 Net investment loss                           $       -0.11*      -0.18     -0.33    -0.13     -0.12*   -0.27    -0.41    -0.08
 Net realized and unrealized gain (loss) on
 investments(5)                                $       -2.20*     -13.05     10.41     7.51     -2.16*  -12.81    10.30     7.36
 Total from investment operations              $       -2.31      -13.23     10.08     7.38     -2.28   -13.08     9.89     7.28
 Less distributions from:
 Net realized gain on investments              $          --        7.62      0.84       --        --     7.62     0.84       --
 Total distributions                           $          --        7.62      0.84       --        --     7.62     0.84       --
 Net asset value, end of period                $        3.46        5.77     26.62    17.38      3.35     5.63    26.33    17.28
 TOTAL RETURN(2)                               %      -40.04      -67.57     58.61    73.80    -40.50   -67.81    57.82    72.80
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000's)             $      14,122      25,359    108,763  54,798    11,623   11,726    37,915   5,964
 Ratio to average net assets
 Net expenses after expense
 reimbursement(3)(4)                           %        2.05        1.83      1.53     1.57      2.80     2.54     2.17     2.25
 Gross expenses prior to expense
 reimbursement(3)                              %        2.37        2.47      2.65     2.95      3.02     3.16     2.89     3.22
 Net investment loss after expense
 reimbursement(3)(4)                           %       -1.98       -1.66     -1.30    -1.29     -2.71    -2.44    -1.94    -2.04
 Portfolio Turnover rate                       %         106         126        77       57       106      126       77       57


--------------------------------------------------------------------------------


                                                                                    CLASS C
                                                                    ----------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                                    ----------------------------------------
                                                                       2002       2001(5)    2000    1999(1)
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value beginning of period                           $        5.61       26.32     17.28    10.00
 Income from investment operations:(4)
 Net investment loss                                           $       -0.12       -0.26     -0.42    -0.05
 Net realized and unrealized gain (loss) on investments(5)     $       -2.15*     -12.83     10.30     7.33
 Total from investment operations                              $       -2.27      -13.09      9.88     7.28
 Less distributions from:
 Net realized gain on investments                              $          --        7.62      0.84       --
 Total distributions                                           $          --        7.62      0.84       --
 Net asset value, end of period                                $        3.34        5.61     26.32    17.28
 TOTAL RETURN(2)                                               %      -40.46      -67.90     57.77    72.80
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000's)                             $       3,701       4,376    18,486    2,102
 Ratio to average net assets
 Net expenses after expense reimbursement(3)(4)                %        2.80        2.54      2.17     2.24
 Gross expenses prior to expense reimbursement(3)              %        3.02        3.16      2.89     3.20
 Net investment loss after expense reimbursement(3)(4)         %       -2.73       -2.33     -1.94    -2.05
 Portfolio Turnover rate                                       %         106         126        77       57


--------------------------------------------------------------------------------

(1) The Fund commenced operations on December 15, 1998.

(2) Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. Total returns for periods less than one year are not annualized.

(3) Annualized for periods of less than one year.

(4) The Adviser has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.

(5) Effective April 30, 2001, ING Investments, LLC assumed sole responsibility for management of the Fund.


 * Per share data calculated using average number of shares outstanding throughout the period.


              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                             ING Global Technology Fund       49

ING GLOBAL REAL ESTATE FUND                                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants.



                                                                          CLASS A            CLASS B            CLASS C
                                                                        ------------       ------------       ------------
                                                                        PERIOD ENDED       PERIOD ENDED       PERIOD ENDED
                                                                        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                                                          2002(1)            2002(2)            2002(3)
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $            10.01             10.03               9.99
 Income from investment operations:
 Net investment income (loss)                                  $             0.45              0.16               0.19
 Net realized and unrealized gain (loss) on investments        $             0.31             -0.58              -0.31
 Total from investment operations                              $             0.76             -0.42              -0.12
 Less distributions from:
 Net investment income                                         $             0.37              0.18               0.17
 Total distributions                                           $             0.37              0.18               0.17
 Net asset value, end of period                                $            10.40              9.43               9.70
 TOTAL RETURN(4):                                              %             7.47             -4.29              -1.24
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $           25,440               677              2,320
 Ratios to average net assets:
 Net expenses after expense reimbursement (recoupment)(5)(6)   %             1.76              2.52               2.52
 Gross expenses prior to expense reimbursement
 (recoupment)(5)                                               %             2.46              3.19               3.19
 Net investment income after expense reimbursement
 (recoupment)(5)(6)                                            %             4.12              3.74               3.51
 Portfolio turnover rate                                       %              141               141                141


--------------------------------------------------------------------------------

(1) The Fund commenced operations on November 5, 2001.

(2) Class B commenced offering of shares on March 15, 2002.

(3) Class C commenced offering of shares on January 8, 2002.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5) Annualized for periods less than one year.

(6) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.

 50      ING Global Real Estate Fund

FINANCIAL HIGHLIGHTS                                   ING WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------


For the years ended October 31, 2002 and October 31, 2001 and for the four months ended October 31, 2000, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent accountants.



                                                                                         CLASS A
                                                         ------------------------------------------------------------------------
                                                                                  FOUR                   THREE
                                                             YEAR ENDED          MONTHS        YEAR      MONTHS      YEAR ENDED
                                                             OCTOBER 31,          ENDED       ENDED      ENDED       MARCH 31,
                                                         -------------------   OCTOBER 31,   JUNE 30,   JUNE 30,   --------------
                                                           2002       2001     2000(5)(6)      2000     1999(1)     1999    1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $     15.45      26.36        29.98       23.58      21.39     19.33   16.88
 Income from investment operations:
 Net investment income (loss)                        $     -0.12*     -0.11        -0.07       -0.15         --     -0.02    0.04
 Net realized and unrealized gain (loss) on
 investments                                         $     -2.97*     -9.73        -3.55        9.62       2.19      5.78    5.33
 Total from investment operations                    $      3.09      -9.84        -3.62        9.47       2.19      5.76    5.37
 Less distributions from:
 Net investment income                               $        --         --           --          --         --      0.06      --
 Net realized gain on investments                    $        --       0.77           --        3.07         --      3.64    2.92
 Tax return of capital                               $        --       0.30           --          --         --        --      --
 Total distributions                                 $        --       1.07           --        3.07         --      3.70    2.92
 Net asset value, end of period                      $     12.36      15.45        26.36       29.98      23.58     21.39   19.33
 TOTAL RETURN(2):                                    %    -20.00     -38.80       -12.07       42.43      10.24     33.56   34.55
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $    69,478    134,152      246,590     235,341     66,245    49,134  38,647
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(3)(4)                     %      1.86       1.85         1.61        1.67       1.75      1.86    1.86
 Gross expenses prior to expense
 reimbursement(recoupment)(3)                        %      1.96       1.95         1.61        1.67       1.75      2.02    2.21
 Net investment loss after expense
 reimbursement(recoupment)(3)(4)                     %     -0.83      -0.65        -0.71       -0.79      -0.03     -0.62   -0.69
 Portfolio turnover rate                             %       281        302           71         169         57       247     202



                                                                                         CLASS B
                                                         ------------------------------------------------------------------------
                                                                                  FOUR                   THREE
                                                             YEAR ENDED          MONTHS        YEAR      MONTHS      YEAR ENDED
                                                             OCTOBER 31,          ENDED       ENDED      ENDED       MARCH 31,
                                                         -------------------   OCTOBER 31,   JUNE 30,   JUNE 30,   --------------
                                                           2002       2001     2000(5)(6)      2000     1999(2)     1999    1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $     17.19      29.52        33.66       26.64      24.21     20.10   16.02
 Income from investment operations:
 Net investment loss                                 $     -0.25*     -0.31        -0.15       -0.28      -0.03     -0.08   -0.17
 Net realized and unrealized gain (loss) on
 investments                                         $     -3.29*    -10.82        -3.99       10.76       2.46      6.25    5.44
 Total from investment operations                    $     -3.54     -11.13        -4.14       10.48       2.43      6.17    5.27
 Less distributions from:
 Net investment income                               $        --         --           --          --         --      0.01      --
 Net realized gain on investments                    $        --       0.86           --        3.46         --      2.05    1.19
 Tax return of capital                               $        --       0.34           --          --         --        --      --
 Total distributions                                 $        --       1.20           --        3.46         --      2.06    1.19
 Net asset value, end of period                      $     13.65      17.19        29.52       33.66      26.64     24.21   20.10
 TOTAL RETURN(2):                                    %    -20.59     -39.19       -12.27       41.54      10.04     32.74   34.03
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $    38,603     71.943      126,756     130,988     27,938    18,556  10,083
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(3)(4)                     %      2.51       2.51         2.26        2.32       2.40      2.51    2.51
 Gross expenses prior to expense
 reimbursement(recoupment)(3)                        %      2.61       2.61         2.26        2.32       2.40      2.67    2.70
 Net investment loss after expense
 reimbursement(recoupment)(3)(4)                     %     -1.46      -1.31        -1.37       -1.44      -0.68     -1.31   -1.37
 Portfolio turnover rate                             %       281        302           71         169         57       247     202


--------------------------------------------------------------------------------

(1) Effective May 24, 1999, ING Investments, LLC. became the Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its fiscal year-end to June 30.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.

(5) Effective October 1, 2000, ING Investments, LLC assumed sole responsibility for management of the Fund, replacing Nicholas-Applegate Capital Management.

(6) The Fund changed its fiscal year-end from June 30 to October 31.


* Per share data calculated using average number of shares outstanding throughout the period.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING Worldwide Growth Fund       51

ING WORLDWIDE GROWTH FUND                                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the years ended October 31, 2002 and October 31, 2001 and the four months ended October 31, 2000, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent accountants.



                                                                                          CLASS C
                                                           ----------------------------------------------------------------------
                                                                                 FOUR                   THREE
                                                              YEAR ENDED        MONTHS        YEAR      MONTHS      YEAR ENDED
                                                             OCTOBER 31,         ENDED       ENDED      ENDED        MARCH 31,
                                                           ----------------   OCTOBER 31,   JUNE 30,   JUNE 30,   ---------------
                                                            2002     2001     2000(5)(6)      2000     1999(1)     1999     1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $     15.29     26.26       29.92       23.69      21.52     19.05    16.92
 Income from investment operations:
 Net investment loss                                  $     -0.22*    -0.40       -0.13       -0.33      -0.04     -0.20    -0.19
 Net realized and unrealized gain (loss) on
 investments                                          $     -2.93*    -9.50       -3.53        9.65       2.21      5.83     5.41
 Total from investment operations                     $     -3.15     -9.90       -3.66        9.32       2.17      5.63     5.22
 Less distributions from:
 Net investment income                                $        --        --          --          --         --      0.01       --
 Net realized gain on investments                     $        --      0.77          --        3.09         --      3.15     3.09
 Tax return of capital                                $        --      0.30          --          --         --        --       --
 Total distributions                                  $        --      1.07          --        3.09         --      3.16     3.09
 Net asset value, end of period                       $     12.14     15.29       26.26       29.92      23.69     21.52    19.05
 TOTAL RETURN(2):                                     %    -20.60    -39.20      -12.23       41.48      10.08     32.73    33.72
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $    51,868   102,919     213,843     239,432    111,250    98,470   84,292
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(3)(4)                      %      2.51      2.51        2.26        2.32       2.40      2.51     2.51
 Gross expenses prior to expense
 reimbursement(recoupment)(3)                         %      2.61      2.60        2.26        2.32       2.40      2.67     2.77
 Net investment loss after expense
 reimbursement(recoupment)(3)(4)                      %     -1.46     -1.30       -1.37       -1.44      -0.68     -1.28    -1.34
 Portfolio turnover rate                              %       281       302          71         169         57       247      202


--------------------------------------------------------------------------------

(1) Effective May 24, 1999, ING Investments, LLC. assumed sole responsibility for management of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its fiscal year-end to June 30.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.

(5) Effective October 1, 2000, ING Investments, LLC became the Adviser of the Fund, replacing Nicholas-Applegate Capital Management.

(6) The Fund changed its fiscal year-end from June 30 to October 31.


 * Per share data calculated using average number of shares outstanding throughout the period.


 52      ING Worldwide Growth Fund

In addition to the Funds offered in this Prospectus, ING Funds Distributor, LLC also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

INTERNATIONAL EQUITY FUNDS
ING International Growth Fund

DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund
ING Growth + Value Fund
ING Growth Opportunities Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund
ING Small Company Fund
ING Technology Fund
ING Research Enhanced Index Fund

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus Large Cap Fund
ING Index Plus Mid Cap Fund
ING Index Plus Small Cap Fund

DOMESTIC EQUITY VALUE FUNDS
ING Financial Services Fund
ING Large Company Value Fund
ING MagnaCap Fund
ING Tax Efficient Equity Fund
ING Value Opportunity Fund
ING SmallCap Value Fund
ING MidCap Value Fund

DOMESTIC EQUITY GROWTH AND INCOME FUNDS
ING Equity and Bond Fund
ING Convertible Fund
ING Real Estate Fund
ING Balanced Fund
ING Growth and Income Fund

FIXED INCOME FUNDS
ING Bond Fund
ING Classic Money Market Fund
ING Government Fund
ING GNMA Income Fund
ING High Yield Opportunity Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax Exempt Bond Fund
ING Money Market Fund
ING Aeltus Money Market Fund
ING Strategic Bond Fund

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Growth Fund
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Income Fund

LOAN PARTICIPATION FUND
ING Senior Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS


Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the independent accountant's reports (in annual report only).


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING
Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, NW
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's
Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the following Funds' SEC file number for the:

ING Mutual Funds                          811-7428
  ING International SmallCap Growth Fund
  ING Emerging Countries Fund
  ING Worldwide Growth Fund
  ING Russia Fund
  ING Global Technology Fund
  ING Global Real Estate Fund
  ING International Fund
  ING Precious Metals Fund
ING Mayflower Trust                       811-7978
  ING International Value Fund


        [ING FUNDS LOGO]       INTLABCPROS0303-030103

                                                              PROSPECTUS

       PROSPECTUS

    [WORLD MAP]
       March 1, 2003

       Class Q
                                                 INTERNATIONAL EQUITY FUNDS
                                                 ING Emerging Countries Fund
                                                 ING International Value Fund
                                                 ING International Fund
                                                 ING International SmallCap
                                                 Growth Fund
                                                 GLOBAL EQUITY FUNDS
                                                 ING Global Real Estate Fund
                                                 ING Worldwide Growth Fund

       This Prospectus contains
       important information about
       investing in the Class Q
       shares of certain ING Funds.
       You should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation (FDIC), the
       Federal Reserve Board or any
       other government agency and is
       affected by market
       fluctuations. There is no
       guarantee that the Funds will
       achieve their objectives. As
       with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                          [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
         RISKS




This Prospectus describes each Fund's objective, investment strategy and risks.


[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    INTRODUCTION TO THE ING FUNDS                      1
    FUNDS AT A GLANCE                                  2

    INTERNATIONAL EQUITY FUNDS
    ING Emerging Countries Fund                        4
    ING International Value Fund                       6
    ING International Fund                             8
    ING International SmallCap Growth Fund            10

    GLOBAL EQUITY FUNDS
    ING Global Real Estate Fund                       12
    ING Worldwide Growth Fund                         14


    WHAT YOU PAY TO INVEST                            16
    SHAREHOLDER GUIDE                                 18
    MANAGEMENT OF THE FUNDS                           22
    DIVIDENDS, DISTRIBUTIONS AND TAXES                25
    MORE INFORMATION ABOUT RISKS                      26
    FINANCIAL HIGHLIGHTS                              29
    WHERE TO GO FOR MORE INFORMATION          Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   INTRODUCTION TO THE ING FUNDS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.



 THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

 INTERNATIONAL EQUITY FUNDS

  ING offers International Equity Funds that emphasize a growth approach to international investing, as well as International Equity Funds that apply the technique of "value investing." These Funds focus on long-term growth by investing primarily in foreign equities.

  They may suit you if you:


  - are investing for the long-term -- at least several years; and


  - are looking for exposure to international markets; and

  - are willing to accept higher risk in exchange for the potential for long-term growth.

GLOBAL EQUITY FUNDS

  ING offers Global Equity Funds that emphasize a growth approach to global investing. These Funds focus on long-term growth by investing primarily in equity securities throughout the world, including the United States.

  They may suit you if you:


  - are investing for the long-term -- at least several years; and


  - are looking for exposure to international markets and global real estate;
    and

  - are willing to accept higher risk in exchange for the potential for long-term growth.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.


              FUND                                                   INVESTMENT OBJECTIVE
              -------------------------------------------------------------------------------------------------------------------
INTERNATIONAL Emerging Countries Fund                                Maximum long-term capital appreciation
EQUITY        Adviser: ING Investments, LLC
FUNDS         Sub-Adviser: ING Investment Management Advisors
              B.V.

              International Value Fund                               Long-term capital appreciation
              Adviser: ING Investments, LLC
              Sub-Adviser: Brandes Investment Partners, LLC

              International Fund                                     Long-term growth of capital
              Adviser: ING Investments, LLC

              International SmallCap Growth Fund                     Maximum long-term capital appreciation
              Adviser: ING Investments, LLC
              Sub-Adviser: Nicholas-Applegate Capital Mgt.


GLOBAL        Global Real Estate Fund                                High total return
EQUITY        Adviser: ING Investments, LLC
FUNDS         Sub-Adviser: Clarion CRA Securities, L.P.

              Worldwide Growth Fund                                  Maximum long-term capital appreciation
              Adviser: ING Investments, LLC


 2      Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
----------------------------------------------------------------------------------------------------------------------
Equity securities of issuers located in countries         Price volatility, liquidity and other risks that accompany
with emerging securities markets believed to have         an investment in equities from emerging countries. Sensitive
growth potential.                                         to currency exchange rates, international political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.


Equity securities of issuers located in countries         Price volatility and other risks that accompany an
outside the U.S., believed to have prices below           investment in value-oriented foreign equities. Sensitive to
their long-term value.                                    currency exchange rates, international political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.

Equity securities and equity equivalents of               Price volatility and other risks that accompany an
companies outside of the U.S.                             investment in growth-oriented foreign equities. Sensitive to currency exchange rates, international political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.


Equity securities of small-sized companies in             Price volatility, liquidity and other risks that accompany
countries outside of the U.S., believed to have           an investment in equity securities of foreign, small-sized
growth potential.                                         companies. Sensitive to currency exchange rates,
                                                          international political and economic conditions and other
                                                          risks that affect foreign securities.


Equity securities of companies that are principally       Price volatility and other risks that accompany an
engaged in the real estate industry.                      investment in global real estate equities and volatility due to non-diversification of investments. Sensitive to currency exchange rates, international political and economic
                                                          conditions and other risks that affect foreign securities.


Equity securities of companies located in countries       Price volatility and other risks that accompany an
around the world, which may include the U.S.,             investment in growth-oriented foreign equities. Sensitive to
believed to have growth potential.                        currency exchange rates, international political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Funds at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING EMERGING COUNTRIES FUND              ING Investment Management Advisors B.V.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum long-term capital appreciation.


INVESTMENT
STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in securities of issuers located in at least three countries with emerging securities markets. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund may invest in large-, mid- and small-sized companies. An issuer is considered to be located in a country with an emerging securities market if: (i) the issuer is organized in a country with an emerging securities market; or (ii) the principal securities market for the issuer is in a country with an emerging securities market; or (iii) the issuer is listed on a securities exchange in a country with an emerging securities market; or (iv) if the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a country with an emerging securities market or at least 50% of the issuer's assets are located in a country with an emerging securities market. The Sub-Adviser considers an emerging market country to be any country which is in or has been in the Emerging Market Database of Standard and Poor's or the MSCI Emerging Markets Free Index, or those countries which generally are considered to be emerging market countries by the international financial community.


The Fund may invest up to 20% of its total assets in securities of U.S. and other developed market issuers, including investment-grade debt securities of U.S. issuers. Under normal conditions, the Fund invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities.

In selecting securities of issuers located in emerging market countries, the Sub-Adviser uses a bottom-up fundamental analysis to identify companies which it believes have good earnings growth prospects and that can be bought at a price which seems reasonable. To help in this process, the Sub-Adviser scores the emerging markets stocks on a wide range of quantitative and qualitative measures, with particular attention paid to long-term and short-term earnings growth prospects and valuation measures. The Sub-Adviser seeks securities of emerging market issuers which are relatively liquid and covered by professional securities analysts.

In selecting stocks in developed markets, the Sub-Adviser seeks the most attractive opportunities in such markets. For such securities, the Sub-Adviser uses a bottom-up analysis to choose companies which offer good value relative to their peers in the same industry sector or region. The Sub-Adviser also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting their fundamental analysis, the Sub-Adviser focuses on various matters, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and cash flow return on capital.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities they believe are more promising.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Sub-Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small- and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S. and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible or debt securities may fall when interest rates rise. Convertible or debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible or debt securities with shorter maturities. The Fund could lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt.

INABILITY TO SELL SECURITIES -- securities of companies located in emerging markets trade in lower volume and may be less liquid than securities of companies located in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 4      ING Emerging Countries Fund

                                                     ING EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]

     1993    1994    1995    1996    1997     1998      1999      2000     2001    2002
     -----   -----   -----   -----   -----   ------   --------   ------   ------   -----
                             27.75   10.00   -21.46      76.30   -31.83    -7.32   -9.45



(1) These figures are for the year ended December 31 of each year.
(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser. The Fund did not have a sub-adviser from October 1, 2000 to December 4, 2002. Effective December 5, 2002, ING Investment Management Advisors B.V. became the Sub-Adviser to the Fund.


            Best and worst quarterly performance during this period:

                           4th quarter 1999:  36.27%


                           3rd quarter 1998: -25.99%

           Fund's year-to-date total return as of December 31, 2002:

                                     -9.45%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class Q Return Before Taxes                                     %   -9.45           -4.55                   0.76
Class Q Return After Taxes on Distributions                     %   -9.45           -4.64                   0.65
Class Q Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %   -5.80           -3.60                   0.57
MSCI EMF Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %   -6.00           -4.58                  -4.23(3)


(1) Class Q commenced operations on August 31, 1995.

(2) The MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

(3) Index return is for the period beginning September 1, 1995.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Emerging Countries Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INTERNATIONAL VALUE FUND                    Brandes Investment Partners, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


This Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.



INVESTMENT
STRATEGY


[COMPASS GRAPHIC]

The Fund invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.

The Sub-Adviser applies the technique of "value investing" by seeking stocks that their research indicates are priced below their long-term value.

The Fund holds common stocks, preferred stocks, American, European and Global depositary receipts, as well as convertible securities.

Under normal circumstances, the Fund invests at least 65% of its total assets in securities of companies located in at least three countries other than the U.S., which may include emerging market countries. The Fund may invest, at the time of purchase, up to the greater of:

- 20% of its assets in any one country or industry, or,

- 150% of the weighting of the country or industry in the Morgan Stanley Capital International Europe, Australia, and Far East (MSCI EAFE) Index, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940, as amended.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

THE FUND IS CLOSED TO NEW INVESTORS EXCEPT FOR THOSE SITUATIONS SET FORTH IN THE SHAREHOLDER GUIDE ON PAGE 18. THE FUND MAY REOPEN IN THE FUTURE SUBJECT TO THE DISCRETION OF THE BOARD OF TRUSTEES.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund's investments may be affected by the following additional risks:

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent that the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small- and mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented stocks in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.


 6      ING International Value Fund

                                                    ING INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURN (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]


            1993                1994        1995        1996        1997      1998     1999     2000      2001      2002
----------------------------  --------    --------    --------    --------    -----    -----    -----    ------    ------
                                                         15.23       17.86    13.46    51.49     1.89    -13.52    -17.58


(1) These figures are for the year ended December 31 of each year.
(2) The figures shown for 2000, 2001 and 2002 provide performance for Class Q shares of the Fund. The figures shown for the years 1996 through 1999 provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class A shares and Class Q shares have different expenses.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  24.50%


                           3rd quarter 2002: -22.16%

           Fund's year-to-date total return as of December 31, 2002:

                                    -17.58%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the MSCI EAFE Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                           5 YEARS                10 YEARS
                                                                           1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(2)
Class A Return Before Taxes(3)                                          %  -22.68            3.24                    7.71
Class Q Return Before Taxes                                             %  -17.58           -8.16                     N/A
Class Q Return After Taxes on Distributions                             %  -18.27           -9.66                     N/A
Class Q Return After Taxes on Distributions and Sale of Fund Shares     %  -10.59           -6.58                     N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
 taxes)(4)                                                              %  -15.66           -2.61                    1.29(5)


(1) Class Q commenced operations on January 24, 2000.

(2) Class A commenced operations on March 6, 1995.

(3) Reflects deduction of Class A sales charge of 5.75%.

(4) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.


(5) Index return is for Class A for the period beginning March 1, 1995. Index return for Class Q is -15.57% for the period beginning February 1, 2000.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING International Value Fund       7

                                                                         ADVISER
ING INTERNATIONAL FUND                                      ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equity equivalents of companies outside of the U.S.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in countries outside the U.S. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities. The Fund also may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.

The portfolio managers primarily use a bottom-up fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. They also use a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.

The portfolio managers may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities they believe are more promising.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund's investments may be affected by the following additional risks:

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S. and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or may not favor equities at all.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible or debt securities may fall when interest rates rise. Convertible or debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible or debt securities with shorter maturities. The Fund could also lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt.

INABILITY TO SELL SECURITIES -- securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 8      ING International Fund

                                                          ING INTERNATIONAL FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]

1993   1994    1995   1996   1997    1998   1999    2000    2001     2002
-----  -----   ----   ----   -----   ----   -----   -----   -----   ------
        5.87   5.77   13.46   1.56   19.02  47.50   -8.30   -20.27  -15.06


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares.

(3) The figure shown for 2002 provides performance for Class Q shares of the Fund. The figures shown for the years 1994 through 2001 provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  26.70%


                           3rd quarter 2002: -19.09%

           Fund's year-to-date total return as of December 31, 2002:

                                    -15.06%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                           5 YEARS                10 YEARS
                                                                           1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(2)
Class A Return Before Taxes(3)                                          %  -19.50             0.69                   3.29
Class Q Return Before Taxes                                             %  -15.06           -16.18                 N/A
Class Q Return After Taxes on Distributions                             %  -15.27           -16.29                 N/A
Class Q Return After Taxes on Distributions and Sale of Fund Shares     %   -9.25           -12.79                 N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
taxes)(4)                                                               %  -15.66            -2.61                   1.53(5)


(1) Class Q commenced operations on February 26, 2001.

(2) Class A commenced operations on January 3, 1994.

(3) Reflects deduction of Class A sales charge of 5.75%.

(4) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.


(5) Index return for Class A is for the period beginning January 1, 1994. Index return for Class Q is -16.49% for the period beginning March 1, 2001.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING International Fund       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                      Nicholas-Applegate Capital
ING INTERNATIONAL SMALLCAP GROWTH FUND                                Management
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests at least 80% of its assets in securities of small companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. At least 65% of the Fund's assets will normally be invested in companies located outside the U.S. The Fund may invest up to 35% of its total assets in U.S. issuers.



The Fund invests primarily in smaller-capitalized companies (small cap stocks) located worldwide. In the opinion of the Fund's Sub-Adviser, small cap stocks are those whose stock market capitalizations are predominantly in the bottom 25% of publicly traded companies as measured by stock market capitalizations in over 50 countries. The market capitalization ranges of the various countries' small cap stocks may vary greatly due to fluctuating currency values, differences in the size of the respective economies, and movements in the local stock markets. At the end of 2002, the bottom 25% of publicly traded companies included companies with market capitalizations of up to $12 billion.


The Fund normally invests at least 75% of its total assets in common and preferred stock, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities.

The Fund's Sub-Adviser emphasizes a growth approach by searching for successful, growing companies that are managing change advantageously and poised to exceed growth expectations. It focuses on a bottom-up analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. It uses a blend of traditional fundamental research of individual securities, calling on the expertise of many external analysts in different countries throughout the world, and a computer intensive ranking system that analyzes and ranks securities. The Sub-Adviser seeks to uncover signs of "change at the margin" -- positive business developments which are not yet fully reflected in a company's stock price.

In analyzing specific companies for possible investment, the Sub-Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Sub-Adviser usually considers whether to sell a particular security when any of those factors materially changes.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Sub-Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund invests in small-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the small-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

INABILITY TO SELL SECURITIES -- securities of smaller and foreign companies may trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 10      ING International SmallCap Growth Fund

                                          ING INTERNATIONAL SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]

  1993    1994    1995    1996    1997    1998    1999    2000     2001     2002
  -----   -----   -----   -----   -----   -----   -----   -----   ------   ------
                          17.98   13.93   35.96   121.97  -16.38  -27.29   -16.90


(1) These figures are for the year ended December 31 of each year.
(2) Prior to May 24, 1999, Nicholas-Applegate Capital Management was the adviser, rather than sub-adviser, to the Fund.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  53.36%


                           3rd quarter 2002: -19.17%

           Fund's year-to-date total return as of December 31, 2002:

                                    -16.90%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Salomon Europe Pacific Australasia Composite Extended Market Index (Salomon EPAC EM Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class Q Return Before Taxes                                     %  -16.90          8.80                 10.46
Class Q Return After Taxes on Distributions                     %  -16.90          7.86                  9.23
Class Q Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  -10.37          7.25                  8.43
Salomon EPAC EM Index (reflects no deduction for fees,
 expenses or taxes)(2)                                          %   -7.69         -0.76                 -0.78 (3)


(1) Class Q commenced operations on August 31, 1995.

(2) The Salomon EPAC EM Index is an unmanaged index that measures the performance of securities of smaller capitalization companies in 22 countries excluding the U.S. and Canada.

(3) Index return is for the period beginning September 1, 1995.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING International SmallCap Growth Fund       11

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GLOBAL REAL ESTATE FUND                         Clarion CRA Securities, L.P.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Fund seeks to provide investors with high total return. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Fund will operate as a non-diversified fund and invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund will provide shareholders with at least 60 days' notice of any change in this investment policy. In selecting investments for the Fund, the Sub-Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the portfolio will have investments located in at least three different countries, including the United States. As a general matter, the Fund expects these investments to be in common stocks of large, mid-sized and small-sized companies, including real estate investment trusts (REITs).


The Sub-Adviser uses a disciplined two-step process for constructing the Fund's portfolio.

- First, the Sub-Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions.

- Second, the Sub-Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: (i) value and property; (ii) capital structure; and (iii) management and strategy.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up and down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small- to medium-sized companies, which may be more susceptible to greater price swings than larger companies because they have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor stocks in industries to which the Fund is not exposed, or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, possible security illiquidity, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S. and foreign controls on investment.

NON-DIVERSIFICATION RISK -- the Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's assets may be invested in a single company.

RISK OF CONCENTRATION -- because the Fund's investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If real estate securities as a group fall out of favor, the Fund could underperform funds that focus on other types of companies.

REAL ESTATE RISK -- investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate including, terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

INABILITY TO SELL SECURITIES -- securities of small and mid-sized companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell securities at a time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 12      ING Global Real Estate Fund

                                                     ING GLOBAL REAL ESTATE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)



The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                                                                                   4.06


(1) The figure is for the year ended December 31. It does not reflect sales charges and would be lower if it did.


(2) Because Class Q shares had not yet commenced operations prior to the date of this Prospectus, the returns in the bar chart are based upon the performance of Class A shares of the Fund, which commenced operations on November 5, 2001. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.


            Best and worst quarterly performance during this period:

                            1st quarter 2002:  5.18%


                            3rd quarter 2002: -7.70%

           Fund's year-to-date total return as of December 31, 2002:

                                     4.06%



                        AVERAGE ANNUAL TOTAL RETURNS(1)

                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Salomon Smith Barney World Property Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                              5 YEARS               10 YEARS
                                                                             1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                         %      -1.94             4.16                   N/A
Class A Return After Taxes on Distributions(2)                         %      -4.34             1.71                   N/A
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                            %      -1.20             2.15                   N/A
Salomon Smith Barney World Property Index (reflects no deduction for
  fees, expenses or taxes)(3)                                          %       2.84             7.39(4)                N/A



(1) This table shows performance of the Class A shares of the Fund because Class Q shares of the Fund had not yet commenced operations prior to the date of this Prospectus. Class A commenced operations on November 5, 2001. See footnote (2) to the bar chart above.


(2) Reflects deduction of sales charge of 5.75%



(3) The Salomon Smith Barney World Property Index is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.



(4) Index return is for the period beginning November 1, 2001.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Global Real Estate Fund       13

                                                                         ADVISER
ING WORLDWIDE GROWTH FUND                                   ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE

The Fund seeks maximum long-term capital appreciation.


[TARGET GRAPHIC]

INVESTMENT STRATEGY


[COMPASS GRAPHIC]
Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in at least three countries, one of which may be the U.S. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities.

INTERNATIONAL COMPONENT -- The portfolio managers primarily use a bottom-up fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. The portfolio managers will invest at least 65% of the Fund's assets in companies which, based upon a fundamental analysis of a company's earning prospects, they believe will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry. In conducting its fundamental analysis, the portfolio managers focus on various factors including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and the cash flow return on capital. They also use a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks.


U.S. COMPONENT -- The Fund normally invests in equity securities of large U.S. companies that the portfolio managers feel have above-average prospects for growth. The Fund considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the S&P 500 Index. As of December 31, 2002, this meant market capitalizations in the range of $276.0 billion to $6.5 billion. Capitalization of companies in the S&P 500 Index will change with market conditions.


The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers focus on both a bottom-up analysis that evaluates the financial condition and competitiveness of individual companies and a top-down thematic approach. The portfolio managers will sell the security if it no longer meets the selection requirements. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying the industries and companies they believe may benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

From time to time, the portfolio managers review the allocation between the U.S. stocks and non-U.S. stocks in the portfolio, and may rebalance the portfolio using factors that the portfolio managers deem appropriate.

The portfolio managers may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities they believe are more promising.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio managers believe have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

INABILITY TO SELL SECURITIES -- securities of foreign companies may trade in lower volume and may be less liquid than securities of U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 14      ING Worldwide Growth Fund

                                                       ING WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]


                         1993       1994       1995     1996    1997    1998    1999     2000     2001      2002
                       --------   --------   --------   -----   -----   -----   -----   ------   ------   --------
                                                        18.32   17.64   37.92   83.79   -22.15   -27.54     -26.68


(1) These figures are for the year ended December 31 of each year.
(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.


            Best and worst quarterly performance during this period:

                           4th quarter 1999:  44.52%
                            1st quarter 2001: -21.36%
           Fund's year-to-date total return as of December 31, 2002:
                                    -26.68%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International World Index (MSCI World Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                            5 YEARS               10 YEARS
                                                                              1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class Q Return Before Taxes                                            %      -26.68          0.95                   5.34
Class Q Return After Taxes on Distributions                            %      -26.68         -0.39                   4.30
Class Q Return After Taxes on Distributions and Sale of Fund Shares    %      -16.38          0.74                   4.38
MSCI World Index (reflects no deduction for fees, expenses or
 taxes)(2)                                                             %      -19.54         -1.76                   3.74(3)


(1) Class Q commenced operations on August 31, 1995.

(2) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(3) Index return is for the period beginning September 1, 1995.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING Worldwide Growth Fund       15

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The table below shows the fees and expenses for Class Q shares of the Funds.

FEES YOU PAY DIRECTLY

                                                                CLASS Q
-----------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)                                                         none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                      none



OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


CLASS Q

                                                                                  TOTAL
                                                                                  FUND            WAIVERS,
                                MANAGEMENT       SERVICE           OTHER        OPERATING      REIMBURSEMENTS         NET
FUND                               FEE             FEE           EXPENSES       EXPENSES      AND RECOUPMENT(2)     EXPENSES
----------------------------------------------------------------------------------------------------------------------------
 Emerging Countries        %       1.25            0.25            0.39(3)(4)     1.89(4)            0.06             1.95(4)
 International Value       %       1.00            0.25            0.24(3)        1.49                 --             1.49
 International             %       1.00            0.25            0.37(3)(5)     1.62(5)              --             1.62(5)
 International
  SmallCap Growth          %       1.00            0.25            0.34(3)        1.59              -0.04             1.55(7)
 Global Real Estate        %       1.00            0.25            0.50(3)(6)     1.75                 --             1.75
 Worldwide Growth          %       1.00            0.25            0.34(3)        1.59              -0.10             1.49(7)


--------------------------------------------------------------------------------


(1) This table shows the estimated operating expenses for Class Q shares of each Fund as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recent completed fiscal year and fee waivers to which the Adviser has agreed for each Fund.



(2) ING Investments, LLC has entered into written expense limitation agreements with each Fund except International Value Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses subject to possible recoupment by ING Investments within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC is shown under the heading "Waivers, Reimbursements and Recoupment". For each Fund the expense limit will continue through at least October 31, 2003. The expense limitations are contractual and except for International Fund, shall renew automatically for one-year terms unless the Adviser provides written notice of termination of the expense limitation at least 90 days prior to the end of the term or upon termination of the investment management agreement. Pursuant to a side agreement dated February 25, 2003, effective July 1, 2003, the expense limit for the International Fund is 1.85% for Class Q shares, which is the expense limit reflected in the table. The expense limit reflected in the table will be in effect through at least June 30, 2004. There is no guarantee that this side agreement will continue after that date. The lower expense limit of 1.70% for Class Q shares under an earlier side letter agreement will apply until June 30, 2003. If ING Investments, LLC elects not to renew the side agreement, the expense limit will revert to the limitation under the Fund's current expense limitation agreement of 2.75%. Nicholas-Applegate Capital Management bears 50% of the cost of maintaining the expense limit for International SmallCap Growth Fund.


(3) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily assets.


(4) Excludes one time merger fees of 0.05% for Class Q shares incurred in connection with the merger of another investment company into Emerging Countries Fund.



(5) Excludes one-time merger fees of 0.08% for Class Q shares incurred in connection with the merger of another investment company into International Fund.



(6) "Other Expenses" for the Global Real Estate Fund are estimated for the current fiscal year because Class Q had not commenced operations prior to the date of this Prospectus.



(7) During the last fiscal year of the International SmallCap Growth and the Worldwide Growth Funds, ING reimbursed the Funds in an amount that caused the net expenses of Class Q to fall below the contractual expense limitation for that Class. Under the International SmallCap Growth's and Worldwide Growth Fund's expense limitation agreements, the Adviser is required to limit the expenses of Class Q to 1.85% and 1.75%, respectively. There is no assurance that the Advisor will continue to reimburse the Funds at the same levels at which it was reimbursed during the Funds' last fiscal year.



 16      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS Q


                                                                                  1         3         5        10
FUND                                                                             YEAR     YEARS     YEARS     YEARS
-------------------------------------------------------------------------------------------------------------------
 Emerging Countries                                              $               198       600      1,027     2,216
 International Value                                             $               152       471        813     1,779
 International                                                   $               165       511        881     1,922
 International SmallCap Growth                                   $               158       498        862     1,886
 Global Real Estate                                              $               178       551        949     2,062
 Worldwide Growth                                                $               152       492        856     1,881


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       17

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES

Class Q Shares are offered at net asset value without a sales charge to qualified retirement plans, financial and other institutions and "wrap accounts." The minimum initial investment is $250,000, and the minimum subsequent investment is $10,000. The Distributor may waive these minimums from time to time. Certain Funds also offer Classes A, B, C and M shares, which have different sales charges and other expenses that may affect their performance. You can obtain more information about these other share classes by calling (800) 992-0180.

The Funds and ING Funds Distributor, LLC (the Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $250,000.

If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

All other purchasers may purchase shares by the methods outlined in the table on the right.

International Value Fund has discontinued all sales of its shares except shares purchased: (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected the Fund as an investment option prior to that date; or (3) by shareholders participating in mutual fund wrap fee programs who have invested in the Fund prior to that date. The Fund may reopen in the future subject to the discretion of the Board of Trustees.

MARKET TIMERS
A Fund may restrict or refuse purchase orders whether directly or by exchange by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, each Fund has adopted a Rule 12b-1 plan for Class Q shares, which requires fees to be paid out of the assets of the class. Each Fund pays a service fee at an annual rate of 0.25% of the average daily net assets of the Class Q shares of the Fund.

RETIREMENT PLANS

You may invest in each Fund through various retirement plans, including IRAs, Simplified Employee Plan (SEP) IRAs, Roth IRAs, 403(b) plans, 457 plans, and all qualified retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact the Distributor, your financial consultant or plan sponsor. To determine which retirement plan is appropriate for you, consult your tax adviser. For further information, contact a Shareholder Services Representative at (800) 992-0180.


                               Initial                 Additional
         Method              Investment                Investment
     BY CONTACTING      A financial consultant   Visit or consult a
     YOUR FINANCIAL     with an authorized       financial consultant.
     CONSULTANT         firm can help you
                        establish and maintain
                        your account.
     BY MAIL            Visit or speak with a    Fill out the Account
                        financial consultant.    Additions form included
                        Make your check          on the bottom of your
                        payable to the ING       account statement along
                        Funds and mail it,       with your check payable
                        along with a completed   to the Fund and mail
                        Application. Please      them to the address on
                        indicate your            the account statement.
                        investment               Remember to write your
                        professional on the      account number on the
                        New Account              check.
                        Application.
     BY WIRE            Call the ING             Wire the funds in the
                        Operations Department    same manner described
                        at (800) 336-3436 to     under "Initial
                        obtain an account        Investment."
                        number and indicate
                        your investment
                        professional on the
                        account.
                        Instruct your bank to
                        wire funds to the Fund
                        in the care of:
                        State Street
                        Bank and Trust
                        Kansas City
                        ABA #101003621
                        Kansas City, MO
                        credit to:
                        --------------------
                        (the Fund)
                        A/C #751-8315; for
                        further credit
                        to:
                        Shareholder
                        A/C #
                        --------------------
                        (A/C # you received
                        over the telephone)
                        Shareholder Name:
                        --------------------
                        (Your Name Here)
                        After wiring funds you
                        must complete the
                        Account Application
                        and send it to:
                        ING Funds
                        P.O. Box 219368
                        Kansas City, MO
                        64121-6368


 18      Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.

All other shareholders may redeem shares by the methods outlined in the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $250,000.

- Minimum withdrawal amount is $1,000.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    FINANCIAL CONSULTANT     your financial consultant who may
                                                                                             charge for their services in
                                                                                             connection with your redemption
                                                                                             request, but neither the Fund nor the
                                                                                             Distributor imposes any such charge.
                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-6368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.
                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call a Shareholder Services
                                                                                             Representative at (800) 992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       19

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for Class Q shares of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of Class Q shares of each Fund is calculated by taking the value of the Fund's assets attributable to Class Q shares, subtracting the Fund's liabilities attributable to Class Q shares, and dividing by the number of Class Q shares that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees, although the actual calculations will be made by persons acting under the supervision of the Board. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The ING Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange Class Q shares for Class Q shares of any other ING Fund that offers Class Q shares.

The total value of shares being exchanged must at least equal the minimum investment requirement for Class Q shares of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a trading vehicle. The Adviser or Distributor may prohibit excessive exchanges (more than four per year). The Adviser or Distributor also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund into which you intend to exchange before exchanging your shares.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by the Distributor, please see the inside

 20      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

SYSTEMATIC EXCHANGE PRIVILEGE

You may elect to have a specified dollar amount of Class Q shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in Class Q shares of any other open-end ING Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)

If you draw down a non-retirement account so that its total value is less than the Fund minimum, you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS

Unless your ING Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       21

MANAGEMENT OF THE FUNDS                                                  ADVISER
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), formerly, ING Pilgrim Investments, LLC (ING Pilgrim), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING has overall responsibility for management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.


As of January 31, 2003, ING managed over $32.4 billion in assets.


ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:


FUND                                                MANAGEMENT FEE
 Emerging Countries                                      1.25%
 International Value                                     1.00
 International                                           1.00
 International SmallCap Growth                           1.00
 Global Real Estate                                      1.00
 Worldwide Growth                                        1.00


ING DIRECTLY MANAGES THE PORTFOLIOS OF THE FOLLOWING FUNDS:

INTERNATIONAL FUND

The following individuals share responsibility for the day-to-day management of the International Fund:


Richard T. Saler, Senior Vice President and Director of International Equity Investment Strategy of ING, has served as Senior Portfolio Manager of the portfolio management team that manages the International Fund since January 1994. From 1986 until July 2000, he was Senior Vice President and Director of International Equity Strategy at Lexington Management Corporation (Lexington) (which was acquired by ING Pilgrim's parent company in July 2000).



Philip A. Schwartz, Senior Vice President and Director of International Equity Investment Strategy of ING, has served as Senior Portfolio Manager of the portfolio management team that manages the International Fund since January 1996. Prior to joining ING Pilgrim in July 2000, Mr. Schwartz was Senior Vice President and Director of International Equity Investment Strategy at Lexington (which was acquired by ING Pilgrim's parent company in July 2000).


WORLDWIDE GROWTH FUND

The following individuals share responsibility for the day-to-day management of the Worldwide Growth Fund:


Mary Lisanti, Executive Vice President and Chief Investment Officer -- Domestic Equities of ING, has served as Senior Portfolio Manager of the domestic equity portion of the Worldwide Growth Fund's assets since October 1, 2000. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management.


Jeffrey Bernstein, Senior Vice President of ING, has served as Portfolio Manager of the domestic equity portion of the Worldwide Growth Fund's assets since January 2001. Prior to joining ING Pilgrim in October 1999, Mr. Bernstein was a Portfolio Manager at Northstar Investment Management, Corp., which subsequently merged into ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.

Richard T. Saler, whose background is described above, has served as Senior Portfolio Manager of the international portion of the Worldwide Growth Fund's assets since October 2000.

Philip A. Schwartz, whose background is described above, has served as Senior Portfolio Manager of the international portion of the Worldwide Growth Fund's assets since October 2000.

SUB-ADVISERS

For each of the following Funds, ING has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers have, at least in part, been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of each Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING or the Board of Trustees of a Fund. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Fund.

EMERGING COUNTRIES FUND

ING INVESTMENT MANAGEMENT ADVISORS B.V.


ING Investment Management Advisors B.V. (IIMA) is a Netherlands corporation organized in 1896 (it became an investment advisory company in 1991). It currently has its principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, the Netherlands. IIMA is registered with the SEC as an investment adviser. IIMA is a company organized to manage investments and provide investment advice on a worldwide basis to entities affiliated and unaffiliated with ING Groep N.V. IIMA is an indirect, wholly-owned subsidiary of ING Groep N.V. and is under common control with ING Investments. IIMA operates under the collective management of ING Investment Management (IIM) which had assets under management of $73.5 billion as of January 31, 2003.



 22      Management of the Funds

SUB-ADVISERS                                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


Jan Wim Derks has served as a member of the portfolio management team that manages the Fund since October 2001. Mr. Derks also serves as Director of Global Emerging Markets Equities at ING Investment Management -- Europe. Mr. Wim Derks joined ING Investment Management -- Europe in 1997.



Eric Anderson has served as a member of the portfolio management team that manages the Fund since October 2001. Mr. Anderson also serves as Senior Portfolio Manager -- Global Emerging Markets Equities at ING Investment Management -- Americas. Mr. Anderson joined ING Investment
Management -- Americas in 1997.



Bratin Sanyal has served as a member of the portfolio management team that manages the Fund since October 2001. Mr. Sanyal serves as the Senior Portfolio Manager -- Global Emerging Markets Equities at ING Investment
Management -- Europe. Mr. Sanyal has held several positions with ING Investment Management -- Europe, most recently as an Asian equity fund manager. Mr. Sanyal joined ING Investment Management -- Europe in 1993.


Frits Moolhuizen has served as a member of the portfolio management team that manages the Emerging Countries Fund since December 2002. Mr. Moolhuizen is Head of Equity Investments for IIMA and joined IIMA in 1996 as Director, Dutch Equities.

Michiel Bootsma has served as a member of the portfolio management team that manages the Emerging Countries Fund since December 2002. Mr. Bootsma is Investment Manager, Emerging Market Equities and co-manages international portfolios in the EMEA universe (Eastern Europe, Middle East and Africa). Mr. Bootsma joined IIMA in 1997 in the Regional Management Europe department as a portfolio manager.

INTERNATIONAL VALUE FUND

BRANDES INVESTMENT PARTNERS, LLC


Founded in 1974, Brandes Investment Partners, LLC (Brandes) is an investment advisory firm with 56 investment professionals who currently manage more than $51.1 billion in assets as of January 31, 2003. Brandes is located at 11988 El Camino Real, Suite 500, P.O. Box 919048, San Diego, California 92191. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, under valued stocks.



Brandes is the Sub-Adviser to ING International Value Fund since March, 1995. Brandes' LargeCap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.


INTERNATIONAL SMALLCAP GROWTH FUND

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT


Nicholas-Applegate Capital Management (NACM) serves as Sub-Adviser to the ING International SmallCap Growth Fund. NACM was founded in 1984 by Arthur Nicholas, Managing Director, and Fred Applegate as an institutional investment manager. NACM is now a wholly owned subsidiary of Allianz AG. As of January 31, 2003, NACM managed over $15.8 billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. NACM has offices in San Diego, New York, San Francisco and Chicago. Its principal place of business is 600 West Broadway, San Diego, California 92101.


The following individuals share responsibility for the day-to-day management of the Fund:


Catherine Somhegyi Nicholas serves as the lead portfolio manager for the firm's Global Equity team. Ms. Somhegyi Nicholas has managed the Fund's portfolio since its inception. As the firm's chief investment officer, from 1997 to 2002, Ms. Somhegyi Nicholas led the investment team in developing Nicholas-Applegate's global research platform. Before joining Nicholas-Applegate in 1987, Ms. Somhegyi Nicholas was a vice president with Professional Asset Securities, Inc.



Randall S. Kahn focuses on management of developed Asian markets. Mr. Kahn has managed the Fund's portfolio since its inception. Prior to joining the firm in 1999, he was an international analyst with American Century Investments. Mr. Kahn previously served as vice president of sales for Japanese and Asian Equities with Daiwa Securities America, Inc. and specialized in Japanese bond sales with Daiwa Securities Co., Ltd.



Loretta J. Morris, Lead Portfolio Manager, International, focuses on management of International and Global portfolios and is a member of the firm's Executive Committee.


GLOBAL REAL ESTATE FUND
CLARION CRA SECURITIES, L.P.


Founded in 1969, Clarion CRA Securities, L.P., (CRA) a Delaware limited partnership, is registered as an investment adviser. CRA is a subsidiary of ING Groep N.V. CRA is located at 259 Radnor-Chestor Road, Radnor, PA 19087. CRA is in the business of providing investment advice to institutional and individual client accounts which, as of January 31, 2003, were valued at approximately $1.7 billion.


The following individuals share responsibility for the day-to-day management of the Fund:


T. Ritson Ferguson, Chief Investment Officer (CIO) of CRA, has 16 years of real estate investment experience. Mr. Ferguson has managed the Fund's portfolio since November, 2001. Mr. Ferguson has served as Co-CIO and more recently CIO of CRA since 1991. Prior to 1991, Mr. Ferguson gained extensive direct real estate investment experience at Radnor Advisors and Trammel Crow Company where he was involved with acquisition, development and management of commercial real estate since 1986.





      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       23

MANAGEMENT OF THE FUNDS                                             SUB-ADVISERS
--------------------------------------------------------------------------------


Kenneth D. Campbell, Managing Director of CRA, has been with CRA and its predecessors since 1969. Mr. Campbell has managed the Fund's portfolio since November, 2001. Mr. Campbell has more than 32 years of real estate investment experience. Mr. Campbell has been recognized by the National Association of Real Estate Investment Trust (NAREIT) for outstanding lifetime contributions to the Real Estate Investment Trust (REIT) Industry.



Steven D. Burton, Director and Portfolio Manager of CRA, has been with CRA since 1995. Mr. Burton has managed the Fund's portfolio since November, 2001. Mr. Burton has 13 years of real estate investment experience. Prior to 1995, Mr. Burton was with GE Investment Corporation where he gained direct real estate investment experience in a broad array of product types and oversaw a $350 million portfolio of directly owned commercial real estate assets.



 24      Management of the Funds

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Distributions are normally expected to consist primarily of capital gains. Each Fund pays dividends and capital gains, if any, annually (except Global Real Estate Fund which pays dividends, if any quarterly).

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class Q shares of a Fund invested in another ING Fund which offers Class Q shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the Statement of Additional Information (SAI) for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     Dividends, Distributions and Taxes       25

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of a Fund's principal investment strategy. However, the adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of a Fund's principal investment strategy.


PRINCIPAL RISKS



The principal risks of investing in certain Funds are highlighted below. Certain Funds not identified below, however, also may invest in the securities described. Please see the Statement of Additional Information for more information.


INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure of securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

EMERGING MARKETS INVESTMENTS (ALL FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

INABILITY TO SELL SECURITIES (ALL FUNDS). Some securities usually trade in lower volume and may be less liquid than securities of large, established companies. These less liquid securities could include securities of small and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


CORPORATE DEBT SECURITIES (EMERGING COUNTRIES AND INTERNATIONAL
FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.


One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

 26      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

INVESTMENTS IN REAL ESTATE SECURITIES (GLOBAL REAL ESTATE FUND). Investments in issuers that are primarily engaged in real estate, including real estate investment trusts (REITS), may subject the Fund to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

CONCENTRATION (GLOBAL REAL ESTATE FUND). The Fund concentrates (for purposes of the 1940 Act) its assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

NON-DIVERSIFIED INVESTMENT COMPANY (GLOBAL REAL ESTATE FUND). The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (1940 Act), which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause the Fund's shares price to fluctuate more than that of a diversified investment company.

CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT GLOBAL REAL ESTATE FUND). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS). The Funds may invest in small- and mid-capitalization companies. Investments in mid- and small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

PORTFOLIO TURNOVER. Each Fund (EXCEPT INTERNATIONAL VALUE FUND) is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to the Funds, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Funds.

MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, each Fund may lend portfolio securities in an amount up to 30% or 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

OTHER RISKS

U.S. GOVERNMENT SECURITIES. Some U.S. Government agency securities may be subject to varying degrees of credit risk, particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

OTHER INVESTMENT COMPANIES. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       27

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will be able to meet their obligations.

DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, the Fund might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.


 28      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent accountants, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


Because Class Q shares of the ING Global Real Estate Fund had not commenced operations prior to the date of this Prospectus, financial highlights are not presented for the Fund.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       29

ING EMERGING COUNTRIES FUND                                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For years ended October 31, 2002 and October 31, 2001 and the period ended October 31, 2000, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.



                                                   YEAR ENDED        FOUR MONTHS      YEAR     THREE MONTHS       YEAR ENDED
                                                   OCTOBER 31,          ENDED        ENDED        ENDED            MARCH 31,
                                               -------------------   OCTOBER 31,    JUNE 30,     JUNE 30,     -------------------
                                               2002(7)      2001      2000(5)(6)      2000       1999(1)        1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $     12.26      16.81        20.74        17.20        13.79        17.76      16.47
 Income from investment operations:
 Net investment income (loss)              $     -0.14       0.09        -0.27        -0.16        -0.04        -0.01       0.07
 Net realized and unrealized gains
 (loss) on investments                     $      0.68      -4.64        -3.66         3.70         3.45        -3.78       1.33
 Total from investment operations          $      0.54      -4.55        -3.93         3.54         3.41        -3.79       1.40
 Less distributions from:
 Net investment income                     $      0.00*        --           --           --           --         0.18         --
 Net realized gains on investments         $        --         --           --           --           --           --       0.11
 Total distributions                       $      0.00*        --           --           --           --         0.18       0.11
 Net asset value, end of period            $     12.80      12.26        16.81        20.74        17.20        13.79      17.76
 TOTAL RETURN(2):                          %      4.41     -27.01       -18.95        20.58        24.73       -21.42       8.60
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $    21,132     26,783       88,894      119,251       79,130       53,125     46,711
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                       %      2.00       1.97         2.13         2.09         1.90         1.94       1.91
 Gross expenses prior to expense
 reimbursement(3)                          %      1.94       1.98         2.28         2.24         2.43         2.23       2.43
 Net investment income (loss) after
 expense reimbursement(3)(4)               %     -0.24       0.42        -1.21        -1.05        -1.07        -0.01       1.06
 Portfolio turnover rate                   %       124         74           94          211           67          213        243


--------------------------------------------------------------------------------

(1) Effective May 24, 1999, ING Investments, LLC became the Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.


(4) The Adviser has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.



(5) On October 1, 2000, Nicholas-Applegate Capital Management was terminated as sub-adviser. The Fund did not have a sub-adviser from October 1, 2000 to December 4, 2002.


(6) The Fund changed its fiscal year-end from June 30 to October 31.


(7) Effective December 5, 2002, ING Investment Management Advisors B.V. became the Sub-Advisor to the Fund.


 * Amount represents less than $0.01 per share.

 30      ING Emerging Countries Fund

FINANCIAL HIGHLIGHTS                                ING INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants.



                                                                                 YEAR ENDED
                                                                                OCTOBER 31,            JANUARY 24, 2000(1)
                                                                           ----------------------        TO OCTOBER 31,
                                                                             2002          2001               2000
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                              $         12.34         16.68              15.90
 Income from investment operations:
 Net investment income                                             $          0.07          0.10               0.13
 Net realized and unrealized loss on investments                   $         -1.63         -2.42               0.65
 Total from investment operations                                  $         -1.56         -2.32               0.78
 Less distributions from:
 Net investment income                                             $          0.08          0.14                 --
 Net realized gains on investments                                 $          0.26          1.88                 --
 Total distributions                                               $          0.34          2.02                 --
 Net asset value, end of period                                    $         10.44         12.34              16.68
 TOTAL RETURN(2)                                                   %        -13.11        -15.80               4.91
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                 $        29,836        35,802             24,882
 Ratios to average net assets:
 Expenses(3)                                                       %          1.49          1.59               1.57
 Net Investment Income(3)                                          %          0.63          0.91               1.35
 Portfolio turnover rate                                           %            20            15                 34


--------------------------------------------------------------------------------

(1) Class Q commenced operations on January 24, 2000.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING International Value Fund       31

ING INTERNATIONAL FUND                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants.



                                                                           YEAR ENDED       FEBRUARY 26, 2001(1)
                                                                           OCTOBER 31,         TO OCTOBER 31,
                                                                              2002                  2001
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                              $            8.10                 9.89
 Income from investment operations:
 Net investment income (loss)                                      $           -0.03                -0.02
 Net realized and unrealized gain (loss) on investments            $           -1.03                -1.77
 Total from investment operations                                  $           -1.06                -1.79
 Net asset value, end of period                                    $            7.04                 8.10
 TOTAL RETURN(2):                                                  %          -13.09               -18.10
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                 $           6,949                    7
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                    %            1.61                 2.27
 Gross expenses prior to expense reimbursement(3)                  %            1.70                 2.27
 Net investment loss after expense reimbursement(3)(4)             %           -0.08                -0.24
 Portfolio turnover rate                                           %             126                  169


--------------------------------------------------------------------------------

(1) Class Q commenced operations on February 26, 2001.

(2) Total Return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total Return for less than one year is not annualized.

(3) Annualized for periods less than one year.


(4) The Adviser has agreed to limit expenses excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.


 32      ING International Fund

FINANCIAL HIGHLIGHTS                      ING INTERNATIONAL SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------


For the years ended October 31, 2002, October 31, 2001 and October 31, 2000, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to October 31, 2000, the financial information was audited by other independent auditors.



                                                   YEAR ENDED        FOUR MONTHS      YEAR     THREE MONTHS       YEAR ENDED
                                                   OCTOBER 31,          ENDED        ENDED        ENDED            MARCH 31,
                                               -------------------   OCTOBER 31,    JUNE 30,     JUNE 30,     -------------------
                                                 2002       2001       2000(5)        2000       1999(1)        1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $     23.19      38.18        43.30        25.16        22.23         19.18      14.01
 Income from investment operations:
 Net investment income (loss)              $      0.04       0.00*       -0.09        -0.21        -0.03         -0.02       0.05
 Net realized and unrealized gain (loss)
 on investments                            $     -3.69     -12.12        -5.03        20.53         2.96          3.36       5.12
 Total from investment operations          $     -3.65     -12.12        -5.12        20.32         2.93          3.34       5.17
 Less distributions from:
 Net investment income                     $        --       0.24           --           --           --          0.09         --
 Net realized gains on investments         $        --       2.63           --         2.18           --          0.20         --
 Total distributions                                --       2.87           --         2.18           --          0.29         --
 Net asset value, end of period            $     19.54      23.19        38.18        43.30        25.16         22.23      19.18
 TOTAL RETURN(2):                          %    -15.74     -34.11        11.82        82.99        13.18         17.61      36.90
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $    70,404     91,089      164,719      163,843       42,881        32,819      8,810
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(3)(4)          %      1.55       1.50         1.58         1.57         1.65          1.65       1.66
 Gross expenses prior to expense
 reimbursement (recoupment)(3)             %      1.59       1.50         1.58         1.57         1.67          1.80       6.15
 Net investment income (loss) after
 expense reimbursement
 (recoupment)(3)(4)                        %      0.07       0.04        -0.71        -0.66        -0.50         -0.50      -0.43
 Portfolio turnover rate                   %       149        143           56          164           44           146        198


--------------------------------------------------------------------------------

(1) Effective May 24, 1999, ING Investments, LLC became the Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.


(4) The Adviser has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.


(5) The Fund changed its fiscal year-end from June 30 to October 31.

 *  Amount represents less than $0.01 per share.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING International SmallCap Growth Fund       33

ING WORLDWIDE GROWTH FUND                                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the years ended October 31, 2002, October 31, 2001 and October 31, 2000, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to October 31, 2000, the financial information was audited by other independent auditors.



                                                                              FOUR
                                                           YEAR ENDED        MONTHS        YEAR     THREE MONTHS     YEAR ENDED
                                                          OCTOBER 31,         ENDED       ENDED        ENDED         MARCH 31,
                                                        ----------------   OCTOBER 31,   JUNE 30,     JUNE 30,     --------------
                                                         2002      2001    2000(5)(6)      2000       1999(2)      1999     1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $    17.87     30.37      34.53        27.12        24.59      19.63    15.00
 Income from investment operations:
 Net investment income (loss)                       $    -0.08*    -0.07*     -0.07        -0.16         0.01       0.22    -0.11
 Net realized and unrealized gains (loss) on
 investments                                        $    -3.45*   -11.19*     -4.09        11.11         2.52       6.15     5.29
 Total from investment operations                   $    -3.53    -11.26      -4.16        10.95         2.53       6.37     5.18
 Less distributions from:
 Net investment income                              $       --        --         --           --           --       0.15       --
 Net realized gains on investments                  $       --      0.89         --         3.54           --       1.26     0.55
 Tax return of capital                              $       --      0.35         --           --           --         --       --
 Total distributions                                        --      1.24         --         3.54           --       1.41     0.55
 Net asset value, end of period                     $    14.34     17.87      30.37        34.53        27.12      24.59    19.63
 TOTAL RETURN(2):                                   %   -19.75    -38.56     -12.05        42.63        10.29      33.97    35.11
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $    8,194    17,178     44,702       54,418       14,870      7,320      645
 Ratios to average net assets:
Net expenses after expense reimbursement
 (recoupment)(3)(4)                                 %     1.49      1.51       1.52         1.57         1.55       1.59     1.61
 Gross expenses prior to expense reimbursement
 (recoupment)(3)                                    %     1.59      1.60       1.49         1.57         1.55       1.76     3.75
 Net investment income (loss) after expense
 reimbursement (recoupment)(3)(4)                   %    -0.47     -0.30      -0.62        -0.69         0.17       0.17    -0.47
 Portfolio turnover rate                            %      281       302         71          169           57        247      202


--------------------------------------------------------------------------------

(1) Effective May 24, 1999, ING Investments, LLC became the Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.


(4) The Adviser has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.



(5) Effective October 1, 2000, ING Investments, LLC assumed management of the Fund, replacing Nicholas-Applegate Capital Management.


(6) The Fund changed its fiscal year-end from June 30 to October 31.

 * Per share calculations for the period were based on average shares outstanding.

 34      ING Worldwide Growth Fund

In addition to the Funds offered in this Prospectus, the Distributor also offers Class Q shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

     DOMESTIC EQUITY FUNDS
       ING Growth + Value Fund
       ING Growth Opportunities Fund
       ING LargeCap Growth Fund
       ING MidCap Opportunities Fund
       ING SmallCap Opportunities Fund
       ING Research Enhanced Index Fund

     DOMESTIC EQUITY VALUE FUNDS
       ING Large Company Value Fund
       ING MagnaCap Fund
       ING MidCap Value Fund
       ING SmallCap Value Fund

     DOMESTIC EQUITY AND INCOME FUNDS
       ING Convertible Fund
       ING Equity and Bond Fund
       ING Real Estate Fund

     FIXED INCOME FUNDS
       ING GNMA Fund
       ING High Yield Opportunity Fund
       ING Strategic Bond Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the independent accountants' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING
Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, NW
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's
Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the following Funds' SEC file number for the:

ING Mayflower Trust                            811-7978
  ING International Value Fund
ING Mutual Funds                               811-7428
  ING Worldwide Growth Fund
  ING International SmallCap Growth Fund
  ING Emerging Countries Fund
  ING International Fund
  ING Global Real Estate Fund


   [ING FUNDS LOGO]                                         INTLQPROS0303-030103

       PROSPECTUS
(PHOTO OF ABACUS)

       March 1, 2003

       Class I

                                                 INTERNATIONAL EQUITY FUNDS
                                                 ING International Fund
                                                 ING International Value Fund



                                                 GLOBAL EQUITY FUND
                                                 ING Global Technology Fund

                                                 DOMESTIC EQUITY GROWTH FUNDS
                                                 ING Growth Opportunities Fund
                                                 ING LargeCap Growth Fund
                                                 ING MidCap Opportunities Fund
                                                 ING SmallCap Opportunities Fund
                                                 ING Research Enhanced Index
                                                 Fund

                                                 DOMESTIC EQUITY VALUE FUNDS
                                                 ING Large Company Value Fund
                                                 ING MagnaCap Fund
                                                 ING MidCap Value Fund
                                                 ING SmallCap Value Fund

                                                 DOMESTIC EQUITY AND INCOME
                                                 FUNDS
                                                 ING Real Estate Fund

                                                 FIXED INCOME FUNDS
                                                 ING GNMA Income Fund
                                                 ING Intermediate Bond Fund
                                                 ING Classic Money Market Fund

       This Prospectus contains
       important information about
       investing in the ING Funds. You
       should read it carefully before
       you invest, and keep it for
       future reference. Please note
       that your investment: is not a
       bank deposit, is not insured or
       guaranteed by the Federal Deposit
       Insurance Corporation (FDIC), the
       Federal Reserve Board or any
       other government agency and is
       affected by market fluctuations.
       There is no guarantee that the
       Funds will achieve their
       objectives. As with all mutual
       funds, the U.S. Securities and
       Exchange Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC judged
       whether the information in this
       Prospectus is accurate or
       adequate. Any representation to
       the contrary is a criminal
       offense.

                                                           [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
          RISKS



[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



This Prospectus describes each Fund's objective, investment strategy, and risks.

You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    FUNDS AT A GLANCE                                        2
    INTERNATIONAL EQUITY FUNDS
    ING International Fund                                   4
    ING International Value Fund                             6
    GLOBAL EQUITY FUND
    ING Global Technology Fund                               8
    DOMESTIC EQUITY GROWTH FUNDS
    ING Growth Opportunities Fund                           10
    ING LargeCap Growth Fund                                12
    ING MidCap Opportunities Fund                           14
    ING SmallCap Opportunities Fund                         16
    ING Research Enhanced Index Fund                        18
    DOMESTIC EQUITY VALUE FUNDS
    ING Large Company Value Fund                            20
    ING MagnaCap Fund                                       22
    ING MidCap Value Fund                                   24
    ING SmallCap Value Fund                                 26
    DOMESTIC EQUITY AND INCOME FUNDS
    ING Real Estate Fund                                    28
    FIXED INCOME FUNDS
    ING GNMA Income Fund                                    30
    ING Intermediate Bond Fund                              32
    ING Classic Money Market Fund                           34


    WHAT YOU PAY TO INVEST                                  36
    SHAREHOLDER GUIDE                                       38
    MANAGEMENT OF THE FUNDS                                 42
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      48
    MORE INFORMATION ABOUT RISKS                            49
    FINANCIAL HIGHLIGHTS                                    53
    WHERE TO GO FOR MORE INFORMATION                Back Cover

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.

                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
INTERNATIONAL     International Fund                                     Long-term growth of capital
FUNDS             Adviser: ING Investments, LLC

                  International Value Fund                               Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Brandes Investment Partners, LLC

GLOBAL            Global Technology Fund                                 Long-term capital appreciation
EQUITY FUND       Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment Management Advisors
                  B.V.

DOMESTIC          Growth Opportunities Fund
EQUITY GROWTH     Adviser: ING Investments, LLC                          Long-term growth of capital
FUNDS
                  LargeCap Growth Fund                                   Long-term capital appreciation
                  Adviser: ING Investments, LLC

                  MidCap Opportunities Fund                              Long-term capital appreciation
                  Adviser: ING Investments, LLC

                  SmallCap Opportunities Fund                            Capital appreciation
                  Adviser: ING Investments, LLC

                  Research Enhanced Index Fund                           Capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

DOMESTIC          Large Company Value Fund                               Long-term capital
EQUITY VALUE      Adviser: ING Investments, LLC                          appreciation, with income as a
FUNDS                                                                    secondary objective

                  MagnaCap Fund                                          Growth of capital, with
                  Adviser: ING Investments, LLC                          dividend income as a secondary
                                                                         consideration

                  MidCap Value Fund                                      Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Brandes Investment Partners, LLC

                  SmallCap Value Fund                                    Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Brandes Investment Partners, LLC

DOMESTIC          Real Estate Fund                                       Total return
EQUITY AND        Adviser: ING Investments, LLC
INCOME FUNDS      Sub-Adviser: Clarion CRA Securities, L.P.

FIXED INCOME      GNMA Income Fund                                       High current income,
FUNDS             Adviser: ING Investments, LLC                          consistent with liquidity and
                                                                         safety of principal

                  Intermediate Bond Fund                                 High current income,
                  Adviser: ING Investments, LLC                          consistent with the
                  Sub-Adviser: ING Investment Management LLC             preservation of capital and
                                                                         liquidity

                  Classic Money Market Fund                              High current income,
                  Adviser: ING Investments, LLC                          consistent with the
                  Sub-Adviser: ING Investment Management LLC             preservation of capital and
                                                                         liquidity

 2     Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Equity securities and equity equivalents of               Price volatility and other risks that accompany an
companies outside of the U.S.                             investment in growth-oriented foreign equities. Sensitive to currency exchange rates, international, political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.

Equity securities of issuers located in countries         Price volatility and other risks that accompany an
outside the U.S., believed to have prices below           investment in value- oriented foreign equities. Sensitive to
their long-term value.                                    currency exchange rates, international political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.

Equity securities of technology companies located         Price volatility and risks related to investments in equity
throughout the world, including the U.S.                  securities. Products and services of companies engaged in
                                                          the technology sector are subject to relatively high risks of rapid obsolescence caused by scientific and technological advances.

Equity securities of large, medium, and small U.S.        Price volatility and other risks that accompany an
companies believed to have growth potential.              investment in growth-oriented equity securities.

Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to have growth potential.                                 investment in growth-oriented equity securities.

Equity securities of medium-sized U.S. companies          Price volatility and other risks that accompany an
believed to have growth potential.                        investment in equity securities of growth-oriented and
                                                          medium-sized companies. Particularly sensitive to price
                                                          swings during periods of economic uncertainty.

Equity securities of small-sized companies believed       Price volatility and other risks that accompany an
to have growth potential.                                 investment in equity securities of growth-oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during periods of economic uncertainty.

Equity securities of large companies included in          Price volatility and other risks that accompany an
the S&P 500 Index.                                        investment in equity securities.

Equity securities of large, U.S. companies believed       Price volatility and other risks that accompany an
to be undervalued.                                        investment in equity securities.

Equity securities that meet disciplined valuation         Price volatility and other risks that accompany an
criteria designed to identify companies capable of        investment in equity securities.
paying rising dividends.

Equity securities of U.S. Issuers with market             Price volatility and other risks that accompany an
capitalizations between $1 billion and $5 billion         investment in equity securities of medium-sized companies.
believed to be priced below their long-term value.

Equity securities of U.S. Issuers with market             Price volatility and other risks that accompany an
capitalizations of $1.5 billion or less believed to       investment in equity securities of small-sized companies.
be priced below their long-term value.

Common and preferred stocks of U.S. real estate           Price volatility and other risks that accompany an
investment trusts (REITs) and real estate                 investment in real estate equities and volatility due to
companies.                                                non-diversification of investments. Subject to risks similar to those associated with the direct ownership of real
                                                          estate.

Mortgage-backed GNMA Certificates that are                Credit, interest rate, prepayment and other risks that
guaranteed as to the timely payment of principal          accompany an investment in government bonds and
and interest by the U.S. Government.                      mortgage-related investments. Generally has less credit risk than other income funds.

Investment grade debt securities with a minimum           Credit, interest rate, prepayment and other risks that
average portfolio quality being investment grade,         accompany an investment in fixed income securities. May be
and dollar weighted average maturity generally            sensitive to credit during economic downturns.
ranging between three and ten years.

High quality, U.S. dollar-denominated short-term          Credit, interest rate and other risks that accompany an
debt securities.                                          investment in short-term debt securities.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Funds at a Glance       3

                                                                         ADVISER
ING INTERNATIONAL FUND                                      ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equity equivalents of companies outside of the U.S.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in countries outside of the U.S.. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities. The Fund also may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.

The portfolio managers primarily use a bottom-up fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. They also use a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting their fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.

The portfolio managers may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities they believe are more promising.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S. and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or may not favor equities at all.


CONVERTIBLE AND DEBT SECURITIES -- the value of convertible or debt securities may fall when interest rates rise. Convertible or debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible or debt securities with shorter maturities. The Fund could also lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt.


INABILITY TO SELL SECURITIES -- securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 4      ING International Fund

                                                          ING INTERNATIONAL FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]


  1993      1994      1995    1996    1997     1998    1999      2000      2001      2002
  -----   --------    ----    ----    -----    ----    -----    ------    ------    ------
              5.87    5.77    13.46    1.56    19.02   47.50     -8.30    -20.27    -14.60


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Because Class I shares did not have a full year's performance during the year ended December 31, 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I shares and Class A shares have different expenses.

(3) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as Class A shares.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  26.70%


                           3rd quarter 2002: -18.97%

           Fund's year-to-date total return as of December 31, 2002:

                                    -14.60%



                        AVERAGE ANNUAL TOTAL RETURNS(1)

                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australia and Far East Index (MSCI EAFE Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After tax returns for other classes will vary.


                                                                                       5 YEARS               10 YEARS
                                                                        1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(2)
Class A Return Before Taxes(3)                                   %      -19.50           0.69                  3.29
Class A Return After Taxes on Distributions(3)                   %      -19.62          -2.08                  0.77
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(3)                                                      %      -11.97           0.02                  1.94
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(4)                                                      %      -15.66          -2.61                  1.53(5)



(1) This table shows performance of the Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2002. See footnote (2) to the bar chart above.


(2) Class A commenced operations on January 3, 1994. Class I commenced operations on January 15, 2002.

(3) Reflects deduction of sales charge of 5.75%.

(4) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(5) Index return is for the period beginning January 1, 1994.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING International Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                    Brandes Investment Partners,
ING INTERNATIONAL VALUE FUND                                                L.P.
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.


The Sub-Adviser applies the technique of value investing by seeking stocks that their research indicates are priced below their long-term value.

The Fund holds common stocks, preferred stocks, American, European and global depositary receipts, as well as convertible securities.

Under normal circumstances, the Fund will invest at least 65% of its total assets in securities of companies located in at least three countries other than the U.S., which may include emerging market countries. The Fund may invest, at the time of purchase, up to the greater of:

- 20% of its assets in any one country or industry, or,

- 150% of the weighting of the country or industry in the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940, as amended.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

THE FUND IS CLOSED TO NEW INVESTORS EXCEPT FOR THOSE SITUATIONS SET FORTH IN THE SHAREHOLDER GUIDE ON PAGE 38. THE FUND MAY REOPEN IN THE FUTURE SUBJECT TO THE DISCRETION OF THE BOARD OF TRUSTEES.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S. and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small- and mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented stocks in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.


 6      ING International Value Fund

                                                    ING INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURN (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.


                             [TOTAL RETURNS GRAPH]

       1993     1994     1995     1996     1997     1998     1999     2000      2001       2002
       -----    -----    -----    -----    -----    -----    -----    -----    -------    ------
                                  15.23    17.86    13.46    51.49     1.89     -13.33    -17.60



(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower for Class A shares if they did.
(2) The figure shown for 2002 provides performance for Class I shares of the Fund. The figures shown for the years 1996 through 2001 provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class A shares and Class I shares have different expenses.



            Best and worst quarterly performance during this period:


                           4th quarter 1999:  24.50%


                           3rd quarter 2002: -22.23%


           Fund's year-to-date total return as of December 31, 2002:


                                    -17.60%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the MSCI EAFE Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(2)
Class A Return Before Taxes(3)                                  %  -22.68            3.24                    7.71
Class I Return Before Taxes                                     %  -17.60          -14.50                     N/A
Class I Return After Taxes on Distributions                     %  -18.30          -15.44                     N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  -10.60          -11.74                     N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(4)                                                     %  -15.66           -2.61(5)                 1.29(6)


(1) Class I commenced operations on June 18, 2001.

(2) Class A commenced operations on March 6, 1995.

(3) Reflects deduction of sales charge of 5.75%.

(4) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.


(5) Index return for Class I is -15.53% for the period beginning July 1, 2001.



(6) Index return for Class A is for the period beginning March 1, 1995.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING International Value Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                       ING Investment Management
ING GLOBAL TECHNOLOGY FUND                                         Advisors B.V.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Fund seeks to provide investors with long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund invests, under normal market conditions, at least 80% of its assets in equity securities and equity equivalent securities (preferred stock, warrants and convertible securities) of U.S. and non-U.S. technology companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund may invest in large-, mid- and small-sized companies.


For purposes of the Fund's investment strategy, technology companies are companies that commit at least 50% of their assets or derive at least 50% of their total revenues or earnings from business operations in the following areas: internet activities, including internet related hardware, software, infrastructure and networking equipment; media and entertainment businesses, including radio, television, satellite and cable television, broadcasting and media content; telecommunications and communications, including the design, manufacture or operation of telecommunications services and equipment, voice, data, wireless, paging and electronic components; computer businesses, including hardware, software, semiconductors, semiconductor capital equipment and server hardware producers; e-commerce businesses, including equipment and communications activities such as electronic mail, data processing, information systems, networking, office automation and on-line services; and companies involved in the distribution, servicing, research and development of these businesses.

The Sub-Adviser seeks to combine broad industry analysis and bottom-up company analysis to identify the stocks of companies that it believes will become tomorrow's technology leaders. In choosing investments for the Fund, the Sub-Adviser attempts to identify themes that highlight industry and technological changes. Using intensive fundamental research, the Sub-Adviser then analyzes individual companies worldwide to find those firms most likely to benefit from selected investment themes, and assesses a company's fundamental prospects. It is likely that a portion of the Fund's holdings will be invested in newly issued securities acquired in initial public offerings or on the secondary market.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


PENDING MERGER -- subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into ING Technology Fund. You could therefore ultimately hold shares of that Fund. For more information regarding ING Technology Fund, please consult the prospectus for ING Technology Fund or contact a Shareholder Services Representative at 1-800-992-0180.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities, and in particular securities issued in initial public offerings, face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S. and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

INDUSTRY CONCENTRATION -- as a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

TECHNOLOGY RISK -- Technology companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, products and services of companies engaged in the technology industry are subject to relative high risks of rapid obsolescence caused by scientific and technological advances. Swings in investor psychology or significant trading by large institutional investors can result in significant price fluctuations and stock price declines.

SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

INITIAL PUBLIC OFFERINGS -- a significant portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is probable that the effect of the Fund's investment in initial public offerings on the Fund's total return will decline.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


 8      ING Global Technology Fund

                                                      ING GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                             [TOTAL RETURNS GRAPH]

                1993        1994        1995        1996        1997        1998        1999       2000      2001      2002
              --------    --------    --------    --------    --------    --------    --------    ------    ------    ------
                                                                                        140.15    -29.01    -45.50    -50.58


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Because Class I shares did not have a full year's performance during the year ended December 31, 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.


            Best and worst quarterly performance during this period:


                     4th quarter 1999:  78.51%


                     3rd quarter 2001: -44.94%


           Fund's year-to-date total return as of December 31, 2002:


                                    -50.58%


                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Goldman Sachs Technology Industry Composite Index and the MSCI World Information Technology Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(2)   (OR LIFE OF CLASS)
Class A Return Before Taxes(3)                                  %   -53.43           -15.94                  N/A
Class A Return After Taxes on Distributions(3)                  %   -53.43           -18.23                  N/A
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(3)                                                     %   -32.81            -9.39                  N/A
Goldman Sachs Technology Industry Composite Index (reflects
  no deduction for fees, expenses or taxes)(4)                  %   -40.27           -12.36(8)               N/A
MSCI World Information Technology Index (reflects no
  deduction for fees, expenses or taxes)(6)(7)                  %   -39.13           -13.29(5)               N/A


(1) This table shows performance of the Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2002. See footnote (2) to the bar chart above.

(2) Class A commenced operations on December 15, 1998. Class I commenced operations on January 15, 2002.

(3) Reflects deduction of sales charge of 5.75%.


(4) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.



(5) Index return is for the period beginning December 29, 2000.



(6) Effective March 1, 2002, the Fund's strategy was revised to expand the range of technology companies in which the Fund can invest.



(7) The MSCI World Information Technology Index is a capitalization-weighted index that monitors the performance of information technology stocks from around the world.



(8) Index return is for the period beginning December 1, 1998.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING Global Technology Fund       9

                                                                         ADVISER
ING GROWTH OPPORTUNITIES FUND                               ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]

This Fund seeks long-term growth of capital. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund invests primarily in common stock of U.S. companies that the portfolio managers believe have above average prospects for growth.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap or small-cap companies.

The portfolio managers use a top-down disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying such industries and companies. This top down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

The portfolio managers may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities they believe are more promising.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio managers feel have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transactions costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 10      ING Growth Opportunities Fund

                                                   ING GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                             [TOTAL RETURNS GRAPH]


  1993      1994      1995      1996      1997      1998     1999      2000      2001      2002
  -----    ------    ------    ------    ------    ------    -----    ------    ------    ------
                                                    24.06    93.86    -18.74    -41.73    -32.87


(1) These figures are for the year ended December 31 of each year.

            Best and worst quarterly performance during this period:

                     4th quarter 1999:  39.11 %


                     1st quarter  2001: -31.25%

           Fund's year-to-date total return as of December 31, 2002:

                                    -32.87%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell 3000 Index and the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                         10 YEARS
                                                                             5 YEARS     (OR LIFE
                                                                             (OR LIFE       OF
                                                                   1 YEAR   OF CLASS)    CLASS)(1)
Class I Return Before Taxes                                     %  -32.87      -5.23       -0.89
Class I Return After Taxes on Distributions                     %  -32.87      -7.59       -3.17
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  -20.18      -3.34        0.02
Russell 3000 Index (reflects no deduction for fees, expenses
  or taxes)(3)(4)                                               %  -21.54      -0.71        4.11(2)
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %  -22.10      -0.59        4.12(2)


(1) Class I commenced operations on March 31, 1997.


(2) Index return is for the period beginning April 1, 1997.



(3) The Fund may invest in securities of large-, mid- and small-capitalization companies, and the Russell 3000 Index tracks a larger number of companies with a wider range of market capitalizations than the S&P 500 Index.



(4) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalizations.



(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Growth Opportunities Fund       11

                                                                         ADVISER
ING LARGECAP GROWTH FUND                                    ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in equity securities of large U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally invests in companies that the portfolio managers believe have above-average prospects for growth. The equity securities in which the Fund may invest include common and preferred stock and warrants. The Fund considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). As of January 31, 2003, this meant market capitalizations in the range of $6.4 billion to $254.0 billion. The capitalization of companies in the S&P 500 Index will change with market conditions.


The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers use both a bottom-up analysis that evaluates the financial condition and competitiveness of individual companies and a top-down thematic approach and a sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying such industries and companies. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

The portfolio managers may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities they believe are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the portfolio managers believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies.

MARKET TRENDS -- from time to time, the stock market may not favor the large company, growth-oriented securities in which the Fund invests. Rather, the market could favor value stocks or small company stocks, or may not favor equities at all.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transactions costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 12      ING LargeCap Growth Fund

                                                        ING LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                             [TOTAL RETURNS GRAPH]

  1993     1994     1995     1996     1997     1998     1999      2000       2001      2002
  -----    -----    -----    -----    -----    -----    -----    -------    ------    ------
                                               59.45    96.41     -19.12    -38.42    -36.41


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Because Class I shares did not have a full year's performance during the year ended December 31, 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.

(3) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a Sub-Adviser.

            Best and worst quarterly performance during this period:

                     4th quarter 1999:   45.04%


                      1st quarter 2001: -27.94%

           Fund's year-to-date total return as of December 31, 2002:

                                    -36.41%


                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell 1000 Growth Index and the S&P 500 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)   (OR LIFE OF CLASS)
Class A Return Before Taxes(3)                                  %  -40.07            -1.34                 0.09
Class A Return After Taxes on Distributions(3)                  %  -40.07            -1.72                -0.27
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(3)                                                     %  -24.60            -1.10                 0.04
Russell 1000 Growth Index (reflects no deduction for fees,
  expenses or taxes)(4)                                         %  -27.88            -3.84                -1.95(5)
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(6)                                                     %  -22.10            -0.56                 1.34(5)


(1) This table shows performance of the Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2002. See footnote (2) to the bar chart above.

(2) Class A commenced operations on July 21, 1997. Class I commenced operations on January 8, 2002.

(3) Reflects deduction of sales charge of 5.75%.


(4) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth.


(5) Index return is for the period beginning August 1, 1997.


(6) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING LargeCap Growth Fund       13

                                                                         ADVISER
ING MIDCAP OPPORTUNITIES FUND                               ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]

This Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in the common stocks of mid-sized U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally invests in companies that the portfolio managers feel have above average prospects for growth. For this Fund, mid-sized companies are companies with market capitalizations that fall within the range of companies in the Russell MidCap Growth Index. As of January 31, 2003, the market capitalization of companies in the Russell MidCap Growth Index ranged from $248.0 million to $12.2 billion. The market capitalization range will change as the range of the companies included in the Russell MidCap Growth Index changes.


The portfolio managers use a top-down disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying such industries and companies. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

The portfolio managers may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities they believe are more promising.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the portfolio managers feel have the potential for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will be repeated.

INABILITY TO SELL SECURITIES -- securities of mid-size companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

INITIAL PUBLIC OFFERINGS -- a significant portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is probable that the effect of the Fund's investment in initial public offerings on the Fund's total return will decline.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore lose the opportunity to sell the securities at a desirable price.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transactions costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 14      ING MidCap Opportunities Fund

                                                   ING MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


                             [TOTAL RETURNS GRAPH]




  1993     1994     1995     1996     1997     1998      1999     2000     2001      2002
  -----    -----    -----    -----    -----    -----    ------    ----    ------    ------
                                                        103.19    0.08    -36.81    -27.61


(1) These figures are for the year ended December 31 of each year.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  45.04%


                           3rd quarter 2001: -30.43%

           Fund's year-to-date total return as of December 31, 2002:

                                    -27.61%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell MidCap Growth Index and the S&P MidCap 400 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                              5 YEARS      10 YEARS
                                                                              (OR LIFE     (OR LIFE
                                                                   1 YEAR   OF CLASS)(1)   OF CLASS)
Class I Return Before Taxes                                     %  -27.61        4.43         N/A
Class I Return After Taxes on Distributions                     %  -27.61        1.85         N/A
Class I Return After Taxes on Distributions and Sale of Fund    %
  Shares                                                           -16.95        3.17         N/A
Russell MidCap Growth Index (reflects no deduction for fees,    %
  expenses or taxes)(3)(4)                                         -16.18        5.80(2)      N/A
S&P MidCap 400 Index (reflects no deduction for fees,           %
  expenses or taxes)(5)                                            -14.51       11.54(2)      N/A


(1) Class I commenced operations on August 20, 1998.


(2) Index return is for the period beginning September 1, 1998.



(3) The Fund normally invests in midcap companies that the portfolio managers feel have above-average prospects for growth. The Russell MidCap Growth Index tracks the performance of mid-cap growth companies.



(4) The Russell MidCap Growth Index is an unmanaged index that measures the performance of those companies included in the Russell MidCap Growth Index with relatively higher price-to-book ratio and higher forecasted growth values.



(5) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING MidCap Opportunities Fund       15

                                                                         ADVISER
ING SMALLCAP OPPORTUNITIES FUND                             ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]

This Fund seeks capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in the common stock of smaller, lesser-known U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally invests in companies that the portfolio manager believes have above average prospects for growth. For this Fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Growth Index, which is an index that measures the performance of small growth companies. The market capitalization range will change with market conditions as the range of the companies included in the Russell 2000 Growth Index changes. The market capitalization of companies held by the Fund as of January 31, 2003 ranged from $8.0 million to $2.2 billion.


The portfolio manager uses a top-down disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio manager seeks to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying such industries and companies. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

The portfolio manager may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the portfolio manager feels have above average prospects for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the small-sized growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will be repeated.

INABILITY TO SELL SECURITIES -- securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

INITIAL PUBLIC OFFERINGS -- a significant portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is probable that the effect of the Fund's investment in initial public offerings on the Fund's total return will decline.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transactions costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 16      ING SmallCap Opportunities Fund

                                                 ING SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


                             [TOTAL RETURNS GRAPH]




          1993       1994       1995       1996       1997       1998       1999       2000       2001       2002
         -------    -------    -------    -------    -------    -------    -------    -------    -------    ------
                                                                                        -5.21     -33.91    -45.25


(1) These figures are for the year ended December 31 of each year.

            Best and worst quarterly performance during this period:

                           4th quarter 2001:  17.06%


                           3rd quarter 2001: -30.21%

           Fund's year-to-date total return as of December 31, 2002:

                                    -45.25%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell 2000 Growth Index and the Russell 2000 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                5 YEARS      10 YEARS
                                                                                (OR LIFE     (OR LIFE
                                                                    1 YEAR    OF CLASS)(1)   OF CLASS)
Class I Return Before Taxes                                     %   -45.25        -6.70         N/A
Class I Return After Taxes on Distributions                     %   -45.25        -9.87         N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %   -27.78        -5.17         N/A
Russell 2000 Growth Index (reflects no deduction for fees,
  expenses or taxes)(3)(4)                                      %   -30.26        -8.57(2)      N/A
Russell 2000 Index (reflects no deduction for fees, expenses
  or taxes)(5)                                                  %   -20.48         0.35(2)      N/A


(1) Class I commenced operations on April 1, 1999.


(2) Index return is for the period beginning April 1, 1999.



(3) The Fund normally invests in small-cap companies that the portfolio manager believes have above-average prospects for growth. The Russell 2000 Growth Index tracks the performance of small-cap growth companies.



(4) The Russell 2000 Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.



(5) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        ING SmallCap Opportunities Fund       17

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING RESEARCH ENHANCED INDEX FUND                                            Inc.
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund normally invests at least 80% of its assets in stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's investment objective by overweighting those stocks in the S&P 500 Index that it believes will outperform the index, and underweighting (or avoiding altogether) those stocks that it believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the Sub-Adviser generally includes in the Fund approximately 400 of the stocks included in the S&P 500 Index. Although the Fund will not hold all the stocks in the S&P 500 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g. price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500 Index.

The Fund may also invest in certain higher-risk investments, including derivatives (generally, these investments will be limited to S&P 500 Index options and futures on the S&P 500 Index).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Sub-Adviser tries to remain fully invested in companies included in the S&P 500 Index, and generally do not change this strategy even temporarily, which could make the Fund more susceptible to poor market conditions.

MARKET TRENDS -- from time to time, the stock market may not favor the large company, growth-oriented securities in which the Fund invests. Rather, the market could favor value stocks or small company stocks, or may not favor equities at all.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 18      ING Research Enhanced Index Fund

                                                ING RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1993      1994        1995        1996        1997        1998        1999        2000       2001      2002
--------  --------    --------    --------    --------    --------    --------    --------    ------    ------
                                                                         18.99      -11.83    -12.07    -22.06

(1) These figures are for the year ended December 31 of each year.
(2) Prior to August 1, 2001, the Fund was managed by a different sub-adviser.

            Best and worst quarterly performance during this period:

                     4th quarter 1999:  12.47%


                     3rd quarter 2002: -17.48%

   Fund's year-to-date total return as of December 31, 2002:

                                  -22.06%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %  -22.06           -7.90                  N/A
Class I Return After Taxes on Distributions                     %  -22.06           -8.01                  N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  -13.55           -6.18                  N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %  -22.10           -6.78(3)               N/A


(1) Class I commenced operations on December 30, 1998.

(2) The S&P 500 index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3) Index return is for the period beginning January 1, 1999.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                       ING Research Enhanced Index Fund       19

                                                                         ADVISER
ING LARGE COMPANY VALUE FUND                                ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]

The Fund's principal investment objective is long-term capital appreciation. Income is a secondary objective. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund will normally invest at least 80% of its assets in common stock of large companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally invests in companies that the portfolio manager considers to be undervalued compared to the overall stock market. The portfolio manager considers large companies to consist of the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow, or earnings, or the 1000 largest companies, as measured by equity market capitalization. Within this universe of large, well-established companies, the portfolio manager will use a disciplined value approach to select investments that the portfolio manager considers to be undervalued compared to the overall stock market. The portfolio manager also analyzes candidates for investment for some catalyst or vector of change that may spark an increase in the share price.


The Fund may invest the remaining 20% of its assets in other types of securities, including foreign securities and smaller companies. The equity securities in which the Fund may invest include common stock, convertible securities, rights, warrants and exchange traded index funds (ETFs). To the degree that the Fund invests assets in non-U.S. securities, it may hedge the currency risk of these holdings with the use of forward contracts, or options on currencies. Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities including bonds, notes, debentures, and short-term investments.


The portfolio manager may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


PENDING MERGER -- Subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into ING MagnaCap Fund. You could therefore ultimately hold shares of that Fund. For more information regarding ING MagnaCap Fund, please consult the prospectus for ING MagnaCap Fund or contact a Shareholder Services Representative at 1-800-992-0180.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Fund also may invest in small and mid-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; and foreign controls on investment.

CHANGES IN INTEREST RATES -- the value of the Fund's convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt.


RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns to the Fund.


EXCHANGE TRADED INDEX FUNDS -- ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the ETFs' underlying NAVs. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund will receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

 20      ING Large Company Value Fund

                                                    ING LARGE COMPANY VALUE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1993     1994     1995     1996     1997     1998     1999     2000      2001      2002
  -----    -----    -----    -----    -----    -----    -----    -----    ------    ------
  13.22    -3.11    22.57    26.46    30.36    21.42    15.54    -3.13    -14.06    -26.46

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


(2) Because Class I shares had not yet commenced operations prior to the date of this prospectus, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.


(3) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as Class A shares.

(4) Effective March 1, 2002, the Fund changed its name to Large Company Value Fund. Prior to that date, the name of the Fund was "Pilgrim Growth and Income Fund."

            Best and worst quarterly performance during this period:

                     4th quarter 1998:  21.91%


                     3rd quarter 2002: -24.80%

           Fund's year-to-date total return as of December 31, 2002:

                                    -26.46%


                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Standard and Poor's Barra Value Index (S&P Barra Value Index) and the S&P 500 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                    1 YEAR       5 YEARS      10 YEARS
Class A Return Before Taxes(2)                                  %   -30.70        -4.14         6.02
Class A Return After Taxes on Distributions(2)                  %   -30.78        -5.94         3.23
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   -18.85        -2.78         4.47
S&P Barra Value Index (reflects no deduction for fees,
  expenses or taxes)(4)(5)                                      %   -20.86        -0.85         9.39(3)
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(6)                                                     %   -22.10        -0.56         9.37(3)



(1) This table shows performance of the Class A shares of the Fund because Class I shares of the Fund had not yet commenced operations prior to the date of this prospectus. See footnote (2) above to the bar chart.


(2) Reflects deduction of sales charge of 5.75%.


(3) Index return is for Class A for the 10 year period ending December 31, 2002.



(4) The Fund normally invests in companies that the portfolio manager considers to be undervalued compared to the overall stock market. The S&P Barra Value Index tracks the performance of companies with low price-to-book ratios.



(5) The S&P Barra Value Index is a capitalization weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization in the S&P 500 Index is in the S&P Barra Value Index.



(6) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Large Company Value Fund       21

                                                                         ADVISER
ING MAGNACAP FUND                                           ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks growth of capital, with dividend income as a secondary consideration. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund is managed with the philosophy that companies that can best meet the Fund's objectives are established companies that meet disciplined valuation criteria and have the financial ability to have increased their dividends over the last decade. Under normal market conditions, the Fund invests at least 80% of its assets in stocks that meet the following criteria:

ATTRACTIVE VALUATION CHARACTERISTICS -- Companies with market capitalizations above $2 billion are screened for relatively attractive valuation characteristics. Multiple valuation measures may be considered including: price to earnings ratios; price to book value ratios; price to cash flow ratios; price to sales ratios; and enterprise value to earnings before interest, taxes, depreciation and amortization. Companies selling at low valuations compared to their expected growth rates will also be considered.

DIVIDENDS -- A company must have increased its dividends or had the financial capability to have increased its dividends over the past 10 years.

BALANCE SHEET STRENGTH -- If a company has long term debt, it must be rated investment grade by at least one nationally recognized rating agency. (for example, rated at least Baa3 by Moody's Investor Service, Inc.; BBB- by Standard and Poor's Rating Group; or BBB by Fitch Ratings). In the event the company has no material long term debt, the company must be rated investment grade by at least one nationally recognized agency.


The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.



Candidates for investment are also analyzed for some catalyst or vector of change that may spark an increase in share price.


The equity securities in which the Fund may invest include common stocks, convertible securities, and rights or warrants. Normally, the Fund's investments are generally in larger companies that are included in the largest 500 U.S. companies as measured by sales, cash flow, earnings, or net assets. The remainder of the Fund's assets may be invested in equity securities that the Adviser believes have growth potential because they represent an attractive value, but which may not meet the above criteria. The Fund's investments may focus on particular sectors depending on the Adviser's perception of the market environment.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities. The Fund may invest up to 5% of its assets, measured at the time of investment, in foreign securities.

The portfolio manager may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MARKET TRENDS -- from time to time, the stock market may not favor the value securities that meet the Fund's disciplined investment criteria. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible or debt securities may fall when interest rates rise. Convertible or debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible or debt securities with shorter maturities.

CREDIT RISK -- the Fund could lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

 22      ING MagnaCap Fund

                                                               ING MAGNACAP FUND
--------------------------------------------------------------------------------

HOW THE
FUND HAS
PERFORMED[MONEY GRAPHIC]
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1993     1994    1995    1996    1997     1998     1999     2000      2001      2002
  -----    ----    ----    ----    -----    -----    -----    -----    ------    ------
  9.25     4.15    35.22   18.51   27.73    16.09    12.20     1.23    -14.46

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Because Class I shares did not have a full year's performance during the year ended December 31, 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.

            Best and worst quarterly performance during this period:

                           4th quarter 1998:  18.93%


                           3rd quarter 2002: -24.28%

           Fund's year-to-date total return as of December 31, 2002:

                                    -23.82%


                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Standard & Poor's Barra Value Index (S&P Barra Value Index) and the Standard & Poor's 500 Composite Price Index (S&P 500 Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                        1 YEAR      5 YEARS      10 YEARS
Class A Return Before Taxes(2)                                   %      -28.18       -4.13         6.55
Class A Return After Taxes on Distributions(2)                   %      -28.28       -6.11         3.70
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                      %      -17.30       -2.78         5.07
S&P Barra Value Index (reflects no deduction for fees,
  expenses or taxes)(4)(5)                                       %      -20.86       -0.85         9.39(3)
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(6)                                                      %      -22.10       -0.56         9.37(3)


(1) This table shows the performance of Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2002. See footnote (2) to the bar chart above.

(2) Reflects deduction of a sales charge of 5.75%.


(3) Index return is for Class A for the 10 year period ending December 31, 2002.



(4) The Fund invests in value securities that meet the Fund's disciplined investment criteria. The S&P Barra Value Index tracks the performance of companies with low price-to-book ratios.



(5) The S&P Barra Value Index is a capitalization weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization in the S&P 500 Index is in the S&P Barra Value Index.



(6) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING MagnaCap Fund       23

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING MIDCAP VALUE FUND                           Brandes Investment Partners, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of U.S. issuers with equity market capitalizations greater than $1 billion but no greater than $5 billion at the time of purchase. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Sub-Adviser applies the technique of "value investing" by seeking stocks that its research indicates are priced below their long-term value.


The equity securities in which the Fund may invest include common and preferred stocks, warrants and convertible securities.


The Fund may typically invest up to the greater of:

- 20% of its assets in any particular industry at the time of purchase, or

- 150% of the weighting of such industry as represented in the Russell MidCap Index at the time of purchase, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the mid-cap value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or large or small company stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of mid-size companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities.

 24      ING MidCap Value Fund

                                                           ING MIDCAP VALUE FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 Since the ING MidCap Value Fund has not had a full year of operations, there is no performance information included in this Prospectus.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING MidCap Value Fund       25

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING SMALLCAP VALUE FUND                         Brandes Investment Partners, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of U.S. issuers with equity market capitalizations of $1.5 billion or less at the time of purchase. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Sub-Adviser applies the technique of "value investing" by seeking stocks that its research indicates are priced below their long-term value.


The equity securities in which the Fund may invest include common and preferred stocks, warrants and convertible securities.


The Fund may typically invest up to the greater of:

- 20% of its assets in any particular industry at the time of purchase, or
- 150% of the weighting of such industry as represented in the Russell 2000 Index at the time of purchase, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in small companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the small-cap value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or large company stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities.

 26      ING SmallCap Value Fund

                                                         ING SMALLCAP VALUE FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 Since the ING SmallCap Value Fund has not had a full year of operations, there is no performance information included in this Prospectus.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING SmallCap Value Fund       27

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING REAL ESTATE FUND                                Clarion CRA Securities, L.P.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


This Fund seeks total return. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Fund invests at least 80% of its assets in common and preferred stocks of U.S. real estate investment trusts (REITs) and real estate companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


For this Fund, real estate companies consist of companies that are principally engaged in the real estate industry. A company shall be considered to be "principally engaged" in the real estate industry if: (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate; or
(ii) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate. Companies principally engaged in the real estate industry may include REITs, master limited partnerships, real estate owners, real estate managers, real estate brokers, and real estate dealers.

The Sub-Adviser focuses on investments that generally provide income and also have the potential for long-term capital appreciation. The Sub-Adviser uses systematic, top-down research to evaluate property market conditions and trends to judge which market sectors offer potentially attractive returns. The Sub-Adviser uses proprietary analytical techniques to identify the securities which it believes will provide above-average cash flow yield and growth. Companies are evaluated for purchase and sale using several different qualitative and quantitative factors such as valuation, capital structure, and management and strategy. The Sub-Adviser will sell a security when it no longer meets these criteria.

The Fund's investment approach, with its emphasis on investments in companies primarily engaged in the real estate industry, is expected to produce a total return that is closely tied to the performance of the market for publicly traded real estate companies, including REITs, which is a narrow segment of the overall U.S. stock market.

The Sub-Adviser may invest in companies with any market capitalization; however, the Sub-Adviser will generally not invest in companies with market capitalizations of less than $100 million at the time of purchase.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund may invest in small-and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

The Fund's performance will be affected if the Sub-Adviser makes an inaccurate assessment of economic conditions and investment opportunities, and chooses growth companies that do not grow as quickly as hoped, or value companies that continue to be undervalued by the market.

MARKET TRENDS -- from time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor stocks in industries to which the Fund is not exposed, or may not favor equities at all.

NON-DIVERSIFICATION RISKS -- the Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's assets may be invested in a single company.

RISK OF CONCENTRATION -- because the Fund's investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If real estate securities as a group fall out of favor, the Fund could underperform funds that focus on other types of companies.


REAL ESTATE RISK -- investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

 28      ING Real Estate Fund

                                                            ING REAL ESTATE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.


                             [TOTAL RETURNS GRAPH]

1993   1994    1995    1996    1997     1998     1999    2000    2001     2002
----   -----   -----   -----   -----   ------   ------   -----   -----   ------
                               25.32   -17.75    -2.55   32.27    7.42     4.33


(1) These figures are for the year ended December 31 of each year.

(2) The figures provide performance information for Class I shares of the Fund. Performance for Class I shares of the Fund for periods prior to November 4, 2002 includes performance of a predecessor investment company which merged into the Fund on that date. For a more detailed discussion, please refer to "History of the Funds" in the SAI.
(3) Prior to November 4, 2002, Clarion CRA Securities, L.P. served as the investment adviser rather than the Sub-Adviser to the Fund.


            Best and worst quarterly performance during this period:


                            3rd quarter 1997: 13.47%


                           3rd quarter 1998: -12.77%


           Fund's year-to-date total return as of December 31, 2002:


                                     4.33%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Wilshire Real Estate Securities Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                  5 YEARS                10 YEARS
                                                                   1 YEAR    (OR LIFE OF CLASS)    (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %   4.33            3.50                   6.86
Class I Return After Taxes on Distributions                     %   2.76            1.68                   4.79
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %   2.69            1.84                   4.50
Wilshire Real Estate Securities Index (reflects no deduction
  for fees, expenses or taxes)(2)                               %   2.64            3.45                   6.01(3)


(1) Performance for Class I shares of the Fund for periods prior to November 4, 2002 includes performance of a predecessor investment company which merged into the Fund on that date. For a more detailed discussion, please refer to "History of the Funds" in the SAI. Class I shares of the predecessor investment company commenced operations on December 31, 1996.

(2) The Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, such as real estate investment trusts (REITs), real estate operating companies (REOCs) and partnerships. The index is comprised of companies whose charter is the equity ownership and operation of commercial real estate.

(3) Index return is for the period beginning January 1, 1997.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   ING Real Estate Fund       29

                                                                         ADVISER
ING GNMA INCOME FUND                                        ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]

The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (GNMA) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. Government. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund will invest at least 80% of the value of its total assets in GNMA Certificates. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury securities, and securities issued by the following agencies and instrumentalities of the U.S.
Government: the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). The Fund may invest in debt securities of any maturity, although the portfolio managers expect to invest in securities with effective maturities in excess of one year.



The portfolio managers may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities they believe are more promising.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PREPAYMENT RISK -- through investment in GNMA securities and other mortgage-related securities, the Fund may expose you to certain risks which may cause you to lose money. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower yields.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. Government securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. The Fund is subject to less credit risk than other income funds because it principally invests in debt securities issued or guaranteed by the U.S. Government, its agencies and government-sponsored enterprises.

Although FNMA and FHLMC are government-sponsored enterprises, their securities are not backed by the full faith and credit of the U.S. Government. Consequently, there are somewhat greater credit risks involved with investing in securities issued by those entities than in securities backed by the full faith and credit of the U.S. Government.

Other mortgage-related securities also are subject to credit risk associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional debt securities.

Please refer to the SAI for a complete description of GNMA Certificates and Modified Pass Through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.


EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.


 30      ING GNMA Income Fund

                                                            ING GNMA INCOME FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                             [TOTAL RETURNS GRAPH]




1993     1994     1995     1996     1997    1998     1999    2000    2001     2002
----     -----    -----    -----    ----    -----    ----    ----    -----    -----
8.06     -2.07    15.91     5.71    10.20    7.52    0.58    10.36    8.65     9.81


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Because Class I shares did not have a full year's performance during the year ended December 31, 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.

(3) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund, and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as Class A shares.

            Best and worst quarterly performance during this period:

                            1st quarter 1995:  5.50%


                            1st quarter 1994: -2.42%

           Fund's year-to-date total return as of December 31, 2002:

                                     9.81%


                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Mortgage-Backed Securities Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                           5 YEARS              10 YEARS
                                                                        1 YEAR        (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %        4.60                6.28                 6.84
Class A Return After Taxes on Distributions(2)                  %        2.59                3.95                 4.25
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %        2.76                3.83                 4.14
Lehman Brothers Mortgage-Backed Securities Index (reflects
  no deduction for fees, expenses or taxes)(3)                  %        8.75                7.34                 7.28(4)


(1) This table shows performance of the Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2002. See footnote (2) to bar chart above.

(2) Reflects deduction of sales charge of 4.75%.

(3) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of fixed income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.

(4) Index return is for the 10 year period ending December 31, 2002.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   ING GNMA Income Fund       31

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INTERMEDIATE BOND FUND                         ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will operate as a diversified fund and invest at least 80% of its assets in a portfolio of bonds including but not limited to corporate, government and mortgage bonds which, at the time of investment, are rated investment grade (for example, rated at least BBB by Standard & Poor's Rating Group or Baa by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Although the Fund may invest a portion of its assets in high yield (high risk) debt securities rated below investment grade, the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average maturity of the Fund will generally range between three and ten years.

The Fund may invest the remainder of its assets in: convertible securities and preferred stocks; U.S. Government securities; securities of foreign governments and supranational organizations; and high-quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. The Fund may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Fund may also sell securities short and may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Fund's assets may be invested in mortgage-backed and asset-backed debt securities.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, five-step investment process which uses fundamental economic and market research to identify bond market sectors and individual securities expected to provide above-average returns. The five steps are:

- First, the Sub-Adviser examines the sensitivity to interest rate movements of the portfolio and of the specific holdings of the portfolio to position the Fund in a way that attempts to maximize return while minimizing volatility.

- Second, the Sub-Adviser reviews yields relative to maturity and risk of bonds to determine the risk/reward characteristics of bonds of different maturity classes.

- Third, the Sub-Adviser identifies sectors that offer attractive value relative to other sectors.

- Fourth, the Sub-Adviser selects securities within identified sectors that offer attractive value relative to other securities within their sectors.

- Finally, the Sub-Adviser seeks trading opportunities to take advantage of market inefficiencies to purchase bonds at prices below their calculated value.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

PREPAYMENT RISK -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

RISKS OF HIGH YIELD BONDS -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

RISK OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political and economic conditions: a lack of adequate company information; differences in the way securities markets operate; less-secure banks, securities depositories or exchanges than those in the U.S.; and foreign controls on investment.

INABILITY TO SELL SECURITIES -- convertible securities may be less liquid than other investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


SHORT SALES RISK -- a short sale is the sale by the Fund of a security that has been borrowed from a third party on the expectation that the price of the security will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


 32      ING Intermediate Bond Fund

                                                      ING INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                             [TOTAL RETURNS GRAPH]




1993        1994        1995        1996        1997        1998        1999      2000     2001       2002
----      --------    --------    --------    --------    --------    --------    -----    -----    --------
                                                                         -0.94    11.59    15.18       10.64



(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Because Class I shares did not have a full year's performance during the year ended December 31, 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.



            Best and worst quarterly performance during this period:


                      1st quarter  2001:  6.14%


                     2nd quarter 1999: -1.85%


           Fund's year-to-date total return as of December 31, 2002:


                                     10.64%


                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)    (OR LIFE OF CLASS)
Class A Return Before Taxes(3)                                  %   5.35            7.50                      N/A
Class A Return After Taxes on Distributions(3)                  %   3.19            4.45                      N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(3)                                                       %   3.23            4.43                      N/A
Lehman Brothers Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)(4)                               %  10.25            7.19(5)                   N/A


(1) This table shows performance of the Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2002. See footnote (2) to the bar chart above.

(2) Class A commenced operations on December 15, 1998.

(3) Reflects deduction of sales charge of 4.75%.

(4) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued, investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(5) Index return is for the period beginning December 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Intermediate Bond Fund       33

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING CLASSIC MONEY MARKET FUND                      ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks to provide investors with a high level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund will operate as a diversified fund and invests in a portfolio of high-quality, U.S. dollar denominated short-term debt obligations which are determined by the Sub-Adviser to present minimal credit risks.

Portfolio investments of the Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940. Obligations in which the Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

The Fund invests in obligations permitted to be purchased under Rule 2a-7 including, but not limited to, (i) U.S. Government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage-backed and asset-backed securities, guaranteed investment contracts, loan participation interests, medium-term notes, and other promissory notes, including floating and variable rate obligations, and (iii) the following domestic, Yankeedollar and Eurodollar obligations: certificates of deposit, time deposits, bankers acceptances, commercial paper, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries branches and agencies. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks.

The Fund may purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. The Fund may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate. The Fund may enter into repurchase agreements.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.


In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity, as well as adherence to regulatory requirements.
The four steps are:

- First, a formal list of high-quality issuers is actively maintained;


- Second, securities of issuers on the approved list which meet maturity guidelines and are rated first tier (i.e., they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Fund's Board of Trustees) are selected for investment;


- Third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and

- Finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CHANGES IN INTEREST RATES -- money market funds (like the Fund) are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investments may fall when interest rates rise.

CREDIT RISK -- money market funds (like the Fund) are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines due to changing interest rates. If an obligation, such as an obligation issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

RISK OF CONCENTRATION IN BANKING OBLIGATIONS -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

RISKS OF FOREIGN INVESTING -- Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

 34      ING Classic Money Market Fund

                                                   ING CLASSIC MONEY MARKET FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


                             [TOTAL RETURNS GRAPH]




1993                     1994        1995        1996        1997        1998        1999        2000        2001      2002
----                   --------    --------    --------    --------    --------    --------    --------    --------    ----
                                                                                                   6.34        4.44    2.04


(1) These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, the Fund changed its name to Classic Money Market Fund. Prior to that date, the name of the Fund was "ING Pilgrim Money Market Fund."

            Best and worst quarterly performance during this period:

                            3rd quarter 2000: 1.64%


                            4th quarter 2002: 0.00%

           Fund's year-to-date total return as of December 31, 2002:

                                     2.04%


                          AVERAGE ANNUAL TOTAL RETURNS

The following performance table discloses the Fund's average annual total returns, for the periods ended December 31, 2002.


                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)    (OR LIFE OF CLASS)
Class I                                                         %   2.04            4.35                    N/A


(1) Class I commenced operations on October 13, 1999.


The Fund's seven-day yield as of December 31, 2002 for the Class I shares was 0.00%. The seven-day yield is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year.



The Fund's seven-day effective yield as of December 31, 2002 for the Class I shares was 0.00%. The seven-day effective yield (also an annualized figure) assumes that dividends are reinvested and compounded.


For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 1-800-992-0180.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Classic Money Market Fund       35

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]
       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for each of the ING Funds.
FEES YOU PAY DIRECTLY

                                                                CLASS I
-----------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)                                                         none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                      none



OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS I


                                              DISTRIBUTION                           TOTAL
                                               AND SERVICE                           FUND            WAIVERS,
                               MANAGEMENT        (12B-1)             OTHER         OPERATING      REIMBURSEMENTS          NET
FUND                              FEE             FEES            EXPENSES(2)      EXPENSES      AND RECOUPMENT(3)     EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 International           %        1.00             --                0.42(4)(6)      1.42(6)              --             1.42(6)
 International Value     %        1.00             --                0.32(4)         1.32                 --             1.32
 Global Technology       %        1.25             --                0.42(4)(7)      1.67(7)              --             1.67(7)
 Growth Opportunities    %        0.95             --                0.42(4)         1.37                 --             1.37
 LargeCap Growth         %        0.75             --                0.29(4)         1.04                 --             1.04
 MidCap
  Opportunities(5)       %        1.00             --                0.48(4)(8)      1.48(8)           -0.28             1.20(8)
 SmallCap
  Opportunities(5)       %        1.00             --                0.41(4)         1.41                 --             1.41
 Research Enhanced
  Index                  %        0.70             --                0.30(4)         1.00                 --             1.00
 Large Company Value     %        0.65             --                0.26(4)         0.91                 --             0.91
 MagnaCap                %        0.73             --                0.14            0.87                 --             0.87
 MidCap Value            %        1.00             --                1.60(4)         2.60              -1.10             1.50
 SmallCap Value          %        1.00             --                1.78(4)         2.78              -1.28             1.50
 Real Estate             %        0.70             --                0.30(4)         1.00                 --             1.00
 GNMA Income             %        0.51             --                0.37(4)         0.88                 --             0.88
 Intermediate Bond       %        0.50             --                0.40(4)         0.90              -0.08             0.82(9)
 Classic Money Market    %        0.25             --                0.18            0.43              -0.12             0.31


--------------------------------------------------------------------------------

(1) This table shows the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimated expenses, unless otherwise noted, are based on each Fund's actual operating expenses for its most recently completed fiscal year.


(2) Because Class I shares are new, "Other Expenses" for the Large Company Value and MagnaCap, Funds are estimated based on Class A expenses and contractual expenses negotiated with respect to Class I. "Other Expenses" for the MidCap Value and SmallCap Value Funds are estimated because the Funds have recently commenced operations. For Real Estate Fund, management and services fees are based on contractual agreements commencing with ING Investments' management of the Fund; "Other Expenses" are estimated.



(3) ING Investments, LLC (ING), the investment adviser to each Fund, has entered into a written expense limitation agreement with International, Global Technology, MidCap Opportunities, MidCap Value, SmallCap Value, Real Estate, GNMA Income, Intermediate Bond and Classic Money Market Funds under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading "Waivers, Reimbursements and Recoupment;" the information for International and MidCap Opportunities, MidCap Value, SmallCap Value and Real Estate Funds is the amount proposed to be waived under each Fund's expense limitation agreement. For MidCap Value, SmallCap Value and Real Estate Funds the expense limits will continue through at least May 31, 2003. For Global Technology Fund the expense limit will continue through at least October 31, 2003. For MidCap Opportunities Fund, the expense limit will continue through at least January 1, 2004. For GNMA Income, Classic Money Market and Intermediate Bond Funds, the expense limit will continue through at least March 31, 2003. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the investment management agreement. Pursuant to a side agreement dated February 25, 2003, effective July 1, 2003, the expense limit for the International Fund Class I shares is 1.70%, which is the expense limit reflected in the table. The expense limit reflected in the table will be in effect through at least June 30, 2004. There is no guarantee that this side agreement will continue after that date. The lower expense limit of 1.45% for Class I shares under an earlier side letter agreement will apply until June 30, 2003. If after June 30, 2003, ING elects not to renew this side agreement, the expense limit will revert to the limitations under the Fund's current expense limitation agreement of 2.50%.


(4) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.

(5) Effective May 17, 2002, certain Funds merged with MidCap Opportunities and SmallCap Opportunities Funds. It is expected that as a result of the mergers, operating expenses will be lower than the operating expenses prior to the mergers.


(6) Excludes one-time merger fees of 0.11% incurred in connection with the merger of another investment company into International Fund.



(7) Excludes one-time merger fees of 0.15% incurred in connection with the merger of another investment company into Global Technology Fund.



(8) Excludes one-time merger fees of 0.02% incurred in connection with the merger of another investment company into MidCap Opportunities Fund.



(9) During the last fiscal year of the Intermediate Bond Fund, ING reimbursed the Fund in an amount that caused the net expenses of Class I to fall below the contractual expense limitation for that Class. Under Intermediate Bond Fund's expense limitation agreement, the Adviser is required to limit the expenses of Class I to 0.90%. There is no assurance that the Adviser will continue to reimburse the Fund at the same levels at which it was reimbursed during the Fund's last fiscal year.


 36      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.


FUND                                                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------------
 International                                                  $       145        449          776       1,702
 International Value                                            $       134        418          723       1,590
 Global Technology                                              $       170        526          907       1,976
 Growth Opportunities                                           $       139        434          750       1,646
 LargeCap Growth                                                $       106        331          574       1,271
 MidCap Opportunities                                           $       120        441          781       1,744
 SmallCap Opportunities                                         $       144        446          771       1,691
 Research Enhanced Index                                        $       102        318          552       1,225
 Large Company Value                                            $        93        294          515       1,141
 MagnaCap                                                       $        89        278          482       1,073
 MidCap Value                                                   $       153        474          818       1,791
 SmallCap Value                                                 $       153        474          818       1,791
 Real Estate                                                    $       102        318          552       1,225
 GNMA Income                                                    $        90        281          488       1,084
 Intermediate Bond                                              $        84        279          491       1,100
 Classic Money Market                                           $        32        126          229         531
-----------------------------------------------------------------------------------------------------------------


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       37

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

- The minimum initial investment for Class I shares is $1,000,000. Class I shares are available only to (i) certain defined benefit plans, insurance companies and foundations investing for their own account; (ii) certain wrap programs offered by broker-dealers and financial institutions; (iii) retirement plans affiliated with ING Group; and (iv) ING Group and its affiliates for purposes of corporate cash management.

- The minimum additional investment is $100,000.

Make your investment using the table on the right.

The Funds and ING Funds Distributor, LLC (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $10,000.

INTERNATIONAL VALUE FUND IS CLOSED TO NEW INVESTORS EXCEPT FOR SHARES PURCHASED:
(1) THROUGH THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS; (2) BY 401(k), 403(b) AND 457 PLANS THAT HAVE SELECTED THE FUND AS AN INVESTMENT OPTION PRIOR TO THAT DATE; OR (3) BY SHAREHOLDERS PARTICIPATING IN MUTUAL FUND WRAP FEE PROGRAMS WHO INVESTED IN THE FUND PRIOR TO THAT DATE. THE FUND MAY REOPEN IN THE FUTURE SUBJECT TO THE DISCRETION OF THE BOARD OF TRUSTEES.

MARKET TIMERS

A Fund may restrict or refuse purchase orders and exchanges by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.

RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co. (SSB) acts as the custodian under these plans. For further information, contact the Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.



                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment            Visit or consult an
 YOUR INVESTMENT    professional with an     investment professional.
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.

 BY MAIL            Visit or consult an      Fill out the Account
                    investment               Additions form included
                    professional. Make       on the bottom of your
                    your check payable to    account statement along
                    the ING Funds and mail   with your check payable
                    it, along with a         to the Fund and mail
                    completed Application.   them to the address on
                    Please indicate your     the account statement.
                    investment               Remember to write your
                    professional on the      account number on the
                    New Account              check.
                    Application.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 336-3436 to     under Initial
                    obtain an account        Investment.
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank
                    and Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    -------------
                    (the Fund) A/C
                    #751-8315; for further
                    credit to: Shareholder
                    A/C #-----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

 38      Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $250,000.

- Minimum withdrawal amount is $1,000.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


        Method                         Procedures
 BY CONTACTING YOUR       You may redeem shares by contacting
 INVESTMENT               your investment professional.
 PROFESSIONAL             Investment professionals may charge
                          for their services in connection with
                          your redemption request, but neither
                          the Fund nor the Distributor imposes
                          any such charge.

 BY MAIL                  Send a written request specifying the
                          Fund name and share class, your
                          account number, the name(s) in which
                          the account is registered, and the
                          dollar value or number of shares you
                          wish to redeem to:
                          ING Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-9368
                          If certificated shares have been
                          issued, the certificate must accompany
                          the written request. Corporate
                          investors and other associations must
                          have an appropriate certification on
                          file authorizing redemptions. A
                          suggested form of such certification
                          is provided on the Account
                          Application. A signature guarantee may
                          be required.

 BY TELEPHONE --          You may redeem shares by telephone on
 EXPEDITED REDEMPTION     all accounts other than retirement
                          accounts, unless you check the box on
                          the Account Application which
                          signifies that you do not wish to use
                          telephone redemptions. To redeem by
                          telephone, call a Shareholder Services
                          Representative at (800) 992-0180.
                          RECEIVING PROCEEDS BY CHECK:
                          You may have redemption proceeds (up
                          to a maximum of $100,000) mailed to an
                          address which has been on record with
                          the ING Funds for at least 30 days.
                          RECEIVING PROCEEDS BY WIRE:
                          You may have redemption proceeds
                          (subject to a minimum of $5,000) wired
                          to your pre-designated bank account.
                          You will not be able to receive
                          redemption proceeds by wire unless you
                          check the box on the Account
                          Application which signifies that you
                          wish to receive redemption proceeds by
                          wire and attach a voided check. Under
                          normal circumstances, proceeds will be
                          transmitted to your bank on the
                          business day following receipt of your
                          instructions, provided redemptions may
                          be made. In the event that share
                          certificates have been issued, you may
                          not request a wire redemption by
                          telephone.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       39

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for each class of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each Fund is calculated by taking the value of the Fund's assets attributable to Class I, subtracting the Fund's liabilities attributable to Class I, and dividing by the number of shares of Class I that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

The Classic Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund's NAV can be maintained at $1.00 per share.

PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of a Fund for shares of the same class of any other ING Fund. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser or Distributor may prohibit excessive exchanges (more than four per year). The Adviser or Distributor also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund into which you intend to exchange your shares before exchanging your shares.

In addition to the Funds available in this Prospectus, ING Funds Distributor, Inc. offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by ING Funds Distributor, Inc., please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone

 40      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $10,000, other than as a result of a decline in the NAV per share.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       41

MANAGEMENT OF THE FUNDS                                                  ADVISER
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), an Arizona limited liability company, formerly, ING Pilgrim Investments, LLC (ING Pilgrim), serves as the investment adviser to each of the Funds. ING has overall responsibility for management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.


As of January 31, 2003, ING managed over $32.4 billion in assets.


ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:


FUND                                              MANAGEMENT FEE
International                                          1.00%
International Value                                    1.00
Global Technology                                      1.25
Growth Opportunities                                   0.95
LargeCap Growth                                        0.75
MidCap Opportunities                                   1.00
SmallCap Opportunities                                 1.00
Research Enhanced Index                                0.70
Large Company Value                                    0.65
MagnaCap                                               0.73
MidCap Value                                           1.00
SmallCap Value                                         1.00
Real Estate(1)                                         0.70
GNMA Income                                            0.51
Intermediate Bond                                      0.50
Classic Money Market                                   0.25


(1) Prior to November 4, 2002, Clarion CRA Securities, L.P. served as the investment adviser rather than the Sub-Adviser to the Fund. Effective November 4, 2002, ING Investments became the Fund's investment adviser.

ING DIRECTLY MANAGES THE PORTFOLIOS OF THE FOLLOWING FUNDS:

INTERNATIONAL FUND

The following individuals share responsibility for the day-to-day management of the International Fund:


Richard T. Saler, Senior Vice President and Director of International Equity Investment Strategy of ING, has served as Senior Portfolio Manager of the portfolio management team that manages International Fund since January 1994. From 1986 until July 2000, he was Senior Vice President and Director of International Equity Strategy at Lexington Management Corporation (Lexington) (which was acquired by ING Pilgrim's parent company in July 2000).


Philip A. Schwartz, Senior Vice President and Director of International Equity Investment Strategy of ING, has served as Senior Portfolio Manager of the portfolio management team that manages International Fund since January 1996. Prior to joining ING Pilgrim in July 2000, Mr. Schwartz was Senior Vice President and Director of International Equity Investment Strategy at Lexington (which was acquired by ING Pilgrim's parent company in July 2000).

GROWTH OPPORTUNITIES FUND, MIDCAP
OPPORTUNITIES FUND AND LARGECAP GROWTH FUND

The following individuals share responsibility for the day-to-day management of the Growth Opportunities Fund and MidCap Opportunities Fund:

Mary Lisanti, Executive Vice President and Chief Investment Officer -- Domestic Equities of ING, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the Fund was formed in August 1998, Growth Opportunities Fund since November 1998, and LargeCap Growth Fund since October 2000. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management.

Jeffrey Bernstein, Senior Vice President of ING, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the Fund was formed in August 1998 and Growth Opportunities Fund since November 1998. Mr. Bernstein has served as Co-Portfolio Manager of LargeCap Growth Fund since January 2001. Prior to joining ING Pilgrim in October 1999, Mr. Bernstein was a portfolio manager at Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Strong Capital Management. From 1995 to 1997, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.

SMALLCAP OPPORTUNITIES FUND

Mary Lisanti, whose background is described above, has served as manager of the SmallCap Opportunities Fund since July 1998.

LARGE COMPANY VALUE FUND

Thomas Jackson, Senior Vice President and Senior Portfolio Manager for Value Equity Strategies at ING, has served as Portfolio Manager of Large Company Value Fund since June 2001. Prior to joining ING Pilgrim in June 2001, Mr. Jackson was a Managing Director at Prudential Investments (April 1990 through December
2000). Prior to April 1990, Mr. Jackson was Co-Chief Investment Officer and Managing Director at Century Capital Associates and Red Oak Advisors Inc.

MAGNACAP FUND

Thomas Jackson, whose background is described above, has served as Portfolio Manager of MagnaCap Fund since June 2001.


 42      Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

GNMA INCOME FUND

The following individuals share responsibility for the day-to-day management of the GNMA Income Fund:

Denis P. Jamison, Senior Vice President and Senior Portfolio Manager of ING, has served as Senior Portfolio Manager of GNMA Income Fund since July 1981. Prior to joining ING Pilgrim in July 2000, he was a Senior Vice President at Lexington (which was acquired by ING Pilgrim's parent company in July 2000).

Roseann G. McCarthy, Assistant Vice President of ING, has served as co-manager of GNMA Income Fund since May 1999. Prior to joining ING Pilgrim in July 2000, she was an Assistant Vice President at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). Prior to joining the Lexington Fixed Income Department in 1997, she was Mutual Fund Marketing and Research Coordinator.

SUB-ADVISERS


For each of the following Funds, ING has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers have, at least in part, been selected on the basis of their successful application of consistent, well-defined, long-term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of each Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING or the Board of Directors/Trustees of a Fund. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Fund.


INTERNATIONAL VALUE FUND

BRANDES INVESTMENT PARTNERS, LLC


Brandes Investment Partners, LLC (Brandes) is the investment Sub-Adviser to International Value Fund since March 1995. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund. Founded in 1974, Brandes is an investment advisory firm with 56 investment professionals who manage, as of January 31, 2003, more than $51.1 billion in assets. Its principal office is located at 11988 El Camino Real, Suite 500, P.O. Box 919048, San Diego, California 92191. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high-quality, under-valued stocks.


GLOBAL TECHNOLOGY FUND

ING INVESTMENT MANAGEMENT ADVISORS B.V.


ING Investment Management Advisors B.V. (IIMA) serves as Sub-Adviser to the Global Technology Fund. IIMA is a Netherlands corporation organized in 1896 (became an investment advisory company in 1991). It currently has its principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, the Netherlands. IIMA is registered with the SEC as an investment adviser. IIMA is a company organized to manage investments and provide investment advice on a worldwide basis to entities affiliated and unaffiliated with ING Group. IIMA is an indirect, wholly-owned subsidiary of ING Group and is under common control with ING Investments. IIMA operates under the collective management of ING Investment Management (IIM) which had assets under management of $73.5 billion as of January 31, 2003.



Guy Uding, Team Leader and Portfolio Manager, has primary responsibility for managing the Fund and heads a three member team of investment professionals. Mr. Uding has been employed by IIMA and its affiliates since 1995 and has five years of investment experience.



Daniel Hayes, Portfolio Manager, is a member of the team that manages the Fund. Mr. Hayes has been employed by IIMA and its affiliates since 1998 and has ten years of investment experience. Prior to joining IIMA Mr. Hayes worked for Credit Suisse First Boston, as a Global Options product manager for two years.



Tycho Van Wijk, Portfolio Manager, is a member of the team that manages the Fund. Mr. Van Wijk has been employed by IIMA and its affiliates since 1998 and has 4 years of investment experience. Prior to joining IIMA, Tycho Van Wijk worked for IBM on an SAP project. Mr. Van Wijk obtained his masters degree in Economics, with a specialization in International Finance from the University of Amsterdam in 1997.


RESEARCH ENHANCED INDEX FUND

AELTUS INVESTMENT MANAGEMENT, INC.


Aeltus Investment Management, Inc. (Aeltus) serves as Sub-Adviser to the Research Enhanced Index Fund. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602. Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is an indirect wholly owned subsidiary of ING Group, and is an affiliate of ING. Aeltus has acted as Adviser or Sub-Adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of January 31, 2003, Aeltus managed over $39.0 billion in assets.


Hugh T. M. Whelan and Douglas E. Cote share the responsibility for the day-to-day management of the Research Enhanced Index Fund.

Mr. Whelan, Senior Portfolio Manager, has served as co-manager of the Research Enhanced Index Fund since August 1, 2001. At Aeltus, he has served as a quantitative equity analyst since 1999. Previously, Mr. Whelan was a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities since 1994.

Mr. Cote, Portfolio Manager, has served as co-manager of the Research Enhanced Index Fund since August 1, 2001. At Aeltus, Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       43

MANAGEMENT OF THE FUNDS                                                  ADVISER
--------------------------------------------------------------------------------

MIDCAP VALUE FUND AND
SMALLCAP VALUE FUND

BRANDES INVESTMENT PARTNERS, LLC

Brandes, whose business is described above, serves as the Sub-Adviser to the MidCap Value and SmallCap Value Funds.

Brandes is the investment sub-adviser to MidCap Value Fund and SmallCap Value Fund. Brandes' Mid Cap and Small Cap Investment Committees, respectively, are responsible for making the day-to-day investment decisions for each Fund. Brandes uses a value-oriented approach in managing equity investments, seeking to build wealth by buying high quality, undervalued stocks.


 44      Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

   PERFORMANCE OF SIMILAR MID CAP VALUE SEPARATE ACCOUNTS MANAGED BY BRANDES

The tables below are designed to show you how a composite of similar separate accounts managed by Brandes performed over various periods in the past.

The Brandes U.S. Value Mid Cap Equity Composite is a composite of the performance of all actual, fee-paying and non-fee paying, fully discretionary U.S. Value Mid Cap accounts under management by Brandes for at least one month beginning September 30, 1997, having substantially the same investment objectives, policies, techniques and restrictions. Each account in the composite has investment objectives, policies and strategies that are substantially similar to the MidCap Value Fund.

The table below shows the returns for the Brandes U.S. Value Mid Cap Equity Composite compared with the Russell MidCap Index and the Russell MidCap Value Index for the periods ending December 31, 2002 and December 31 of prior years. The returns of the Brandes U.S. Value Mid Cap Equity Composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell MidCap Index and the Russell MidCap Value Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the MidCap Value Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2002)


                                                                 BRANDES
                                                                U.S. VALUE      RUSSELL      RUSSELL
                                                              MID CAP EQUITY    MIDCAP     MIDCAP VALUE
                                                              COMPOSITE (%)    INDEX (%)    INDEX (%)
One Year                                                         -28.55%        -16.91%       -9.64%
Three Years                                                        3.63%         -5.04%        3.29%
Since Inception (9/30/97)                                          3.50%          2.30%        3.59%


                              ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2002)


                                                                 BRANDES
                                                                U.S. VALUE      RUSSELL      RUSSELL
                                                              MID CAP EQUITY    MIDCAP     MIDCAP VALUE
                                                              COMPOSITE (%)    INDEX (%)    INDEX (%)
2002                                                             -28.55%        -16.19%       -9.64%
2001                                                              23.91%         -5.62%        2.33%
2000                                                              25.72%          8.25%       19.18%
1999                                                              -1.52%         18.23%       -0.11%
1998                                                              11.62%         10.09%        5.08%
1997                                                              -2.08%          1.11%        4.07%


The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards, which differ from the method used by the SEC.

The net annual returns for the Brandes U.S. Value Mid Cap Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The accounts in the Brandes U.S. Value MidCap Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

The Russell MidCap Index is an unmanaged index that measures the 800 smallest companies out of the 1,000 largest U.S. companies based on total market capitalization of the Russell Index. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

The Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       45

MANAGEMENT OF THE FUNDS                                                  ADVISER
--------------------------------------------------------------------------------

  PERFORMANCE OF SIMILAR SMALL CAP VALUE SEPARATE ACCOUNTS MANAGED BY BRANDES

The tables below are designed to show you how a composite of similar separate accounts managed by Brandes performed over various periods in the past.

The Brandes U.S. Small Cap Value Equity Composite is a composite of the performance of all actual, fee-paying and non-fee-paying, fully discretionary U.S. Small Cap Value accounts under management by Brandes for at least one month beginning September 30, 1997, having substantially the same investment objectives, policies, techniques and restrictions. Each account in the composite has investment objective, policies and strategies that are substantially similar to the SmallCap Value Fund.

The table below shows the returns for the Brandes U.S. Small Cap Value Equity Composite compared with the Russell 2000 Index and the Russell 2000 Value Index for the periods ending December 31, 2002 and December 31 of prior years. The returns of the Brandes U.S. Small Cap Value Equity Composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell 2000 Index and the Russell 2000 Value Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the SmallCap Value Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2002)


                                                                   BRANDES
                                                                U.S. SMALL CAP       RUSSELL 2000     RUSSELL 2000
                                                             EQUITY COMPOSITE (%)     INDEX (%)      VALUE INDEX (%)
One Year                                                             -9.66%             -20.48%          -11.43%
Three Years                                                          11.90%              -7.54%            7.45%
Since Inception (9/30/97)                                             3.45%              -1.93%            2.91%


                              ANNUAL TOTAL RETURNS
                              (AS OF DECEMBER 31)


                                                                   BRANDES
                                                                U.S. SMALL CAP       RUSSELL 2000     RUSSELL 2000
                                                             EQUITY COMPOSITE (%)     INDEX (%)      VALUE INDEX (%)
2002                                                                 -9.66%             -20.48%          -11.43%
2001                                                                 35.61%               2.49%           14.02%
2000                                                                 14.37%              -3.02%           22.83%
1999                                                                 -4.41%              21.26%           -1.49%
1998                                                                -10.19%              -2.55%           -6.45%
1997                                                                 -0.68%              -3.35%            1.68%


The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards, which differ from the method used by the SEC.

The net annual returns for the Brandes U.S. Small Cap Value Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The accounts in the Brandes U.S. Small Cap Value Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

The Russell 2000 Index is an unmanaged index that measures the 2000 smallest companies out of the 3,000 largest U.S. companies based on total market capitalization of the Russell Index. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

The Russell 2000 Value Index is an unmanaged index that measures the Russell 2000 companies with lower price-to-book ratios and lower forecasting growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.


 46      Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

REAL ESTATE FUND

CLARION CRA SECURITIES, L.P.


Founded in 1969, Clarion CRA Securities, L.P., (CRA) a Delaware limited partnership, is registered as an investment adviser. CRA is a subsidiary of ING Group. CRA is located at 259 N. Radnor-Chestor Road Suite 205, Radnor, PA 19087. CRA is in the business of providing investment advice to institutional and individual client accounts which, as of January 31, 2003, were valued at approximately $1.7 billion.


The following individuals share responsibility for the day-to-day management of the Fund:


T. Ritson Ferguson, Chief Investment Officer (CIO), has 16 years of real estate investment experience. Mr. Ferguson has managed the Fund's portfolio since its inception. Mr. Ferguson has served as Co-CIO and more recently CIO of CRA since 1991.



Kenneth D. Campbell, Managing Director, has been with CRA and its predecessors since 1969. Mr. Campbell has managed the Fund's portfolio since its inception. Mr. Campbell has more than 32 years of real estate investment experience. Mr. Campbell has been recognized by the National Association of Real Estate Investment Trust (NAREIT) for outstanding lifetime contributions to the Real Estate Investment Trust (REIT) Industry.


INTERMEDIATE BOND FUND AND CLASSIC MONEY
MARKET FUND

ING INVESTMENT MANAGEMENT LLC


ING Investment Management LLC (IIM) serves as Sub-Adviser to the Classic Money Market Fund and the Intermediate Bond Fund. IIM is located at 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, Georgia 30327. IIM is engaged in the business of providing investment advice to portfolios which, as of January 31, 2003, were valued at $73.5 billion. IIM also advises other registered investment companies.


James B. Kauffmann has primary responsibility for managing the Intermediate Bond Fund. Mr. Kauffmann joined IIM in 1996 and has over 16 years of investment experience.

Jennifer J. Thompson has primary responsibility for managing the Classic Money Market Fund. Ms. Thompson joined IIM in 1998 and has over nine years of investment experience. Prior to joining IIM, she spent one year working for Trusco Capital Management as a fixed income portfolio manager.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       47

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. The Intermediate Bond and Classic Money Market Funds declare dividends daily. Each Fund pays dividends if any, as follows:


                   SEMI-
ANNUALLY(1)        ANNUALLY(2)    QUARTERLY    MONTHLY(2)
-----------        -----------    ---------    ----------
Research Enhanced  MagnaCap       Real Estate  GNMA Income
 Index             Large Company               Intermediate
Growth              Value                       Bond
 Opportunities                                 Classic Money
LargeCap Growth                                 Market
International
 Value
International
Global Technology
MidCap
 Opportunities
SmallCap
 Opportunities
MidCap Value
SmallCap Value


(1) Distributions normally expected to consist primarily of capital gains.
(2) Distributions normally expected to consist of ordinary income.

Capital gains, if any, are distributed annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I shares of a Fund invested in another ING Fund which offers the Shares of Class I.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. The Classic Money Market Fund does not expect to distribute any long-term capital gain.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss (except the Classic Money Market Fund), which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


 48      Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of a Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.


PRINCIPAL RISKS



The principal risks of investing in certain Funds are highlighted below. Certain Funds not identified below, however, also may invest in the securities described. Please see the Statement of Additional Information for more information.



INABILITY TO SELL SECURITIES (ALL FUNDS EXCEPT GNMA INCOME, CLASSIC MONEY MARKET, RESEARCH ENHANCED INDEX, MAGNACAP, AND LARGECAP GROWTH FUNDS). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT LARGECAP GROWTH, MIDCAP OPPORTUNITIES, SMALLCAP OPPORTUNITIES, LARGE COMPANY VALUE, REAL ESTATE, GROWTH OPPORTUNITIES, RESEARCH ENHANCED INDEX, INTERMEDIATE BOND, CLASSIC MONEY MARKET AND GNMA INCOME
FUND). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.



CORPORATE DEBT SECURITIES (INTERNATIONAL AND MAGNACAP FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.



One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.



INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (GROWTH OPPORTUNITIES, LARGE COMPANY VALUE, MIDCAP OPPORTUNITIES, SMALLCAP OPPORTUNITIES, MIDCAP VALUE, INTERNATIONAL VALUE, GLOBAL TECHNOLOGY, SMALLCAP VALUE AND REAL ESTATE
FUNDS). The Funds may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.



DERIVATIVES (INTERMEDIATE BOND, RESEARCH ENHANCED INDEX AND LARGE COMPANY VALUE FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may





      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       49

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.


INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS EXCEPT GROWTH OPPORTUNITIES, RESEARCH ENHANCED INDEX, MIDCAP VALUE, SMALLCAP VALUE, LARGECAP GROWTH, MIDCAP OPPORTUNITIES, SMALLCAP OPPORTUNITIES, REAL ESTATE AND GNMA INCOME
FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.


Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.


EMERGING MARKETS INVESTMENTS (ALL FUNDS EXCEPT GROWTH OPPORTUNITIES, RESEARCH ENHANCED INDEX, MIDCAP VALUE, SMALLCAP VALUE, LARGECAP GROWTH, MIDCAP OPPORTUNITIES, SMALLCAP OPPORTUNITIES, REAL ESTATE AND GNMA INCOME
FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.



PORTFOLIO TURNOVER (ALL FUNDS EXCEPT INTERNATIONAL VALUE, MAGNACAP, GNMA INCOME, CLASSIC MONEY MARKET, INTERMEDIATE BOND, LARGE COMPANY VALUE, MAGNACAP, MIDCAP VALUE, SMALLCAP VALUE, REAL ESTATE AND CLASSIC MONEY MARKET FUNDS). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.


NON-DIVERSIFIED INVESTMENT COMPANY (REAL ESTATE FUND). The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (1940 Act), which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

CONCENTRATION -- (GLOBAL TECHNOLOGY AND REAL ESTATE FUNDS). The Funds concentrate (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.


LENDING PORTFOLIO SECURITIES (ALL FUNDS EXCEPT LARGE COMPANY VALUE AND GNMA INCOME FUNDS). In order to generate additional income, each Fund may lend portfolio securities in an amount up to 30% or 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.



 50      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

OTHER RISKS


U.S. GOVERNMENT SECURITIES. Some U.S. Government agency securities may be subject to varying degrees of credit risks, particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.



OTHER INVESTMENT COMPANIES. Funds may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.



MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.



HIGH YIELD SECURITIES. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.


TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       51

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

INTERESTS IN LOANS. Participation interests or assignments are secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


 52      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent auditor and independent accountants, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


Because the Real Estate Fund was managed by a different adviser prior to November 4, 2002, financial highlights are not presented for the Fund.

Because Class I shares of the Large Company Value and MagnaCap Funds had not commenced operations prior to May 31, 2002, (the Funds' fiscal year end), financial highlights are not presented for the Funds.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       53

ING INTERNATIONAL FUND                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants.



                                                                     PERIOD
                                                                      ENDED
                                                                   OCTOBER 31,
                                                                     2002(1)
------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       8.25
 Income from investment operations:
 Net investment income                                         $       0.05
 Net realized and unrealized gain on investments               $      -1.24
 Total from investment operations                              $      -1.19
 Net asset value, end of period                                $       7.06
 TOTAL RETURN(2):                                              %     -14.42
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      6,384
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %       1.48
 Gross expenses prior to expense reimbursement(3)              %       1.53
 Net investment income after expense reimbursement(3)(4)       %       0.72
 Portfolio turnover rate                                       %        126


--------------------------------------------------------------------------------

(1) Class I commenced operations on January 15, 2002.


(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.



(3) Annualized for periods less than one year.



(4) The Adviser has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.


 54      ING International Fund

FINANCIAL HIGHLIGHTS                                ING INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants.



                                                                              CLASS I
                                                                     --------------------------
                                                                        YEAR          PERIOD
                                                                        ENDED          ENDED
                                                                     OCTOBER 31,    OCTOBER 31,
                                                                        2002          2001(1)
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $         12.35          13.89
 Income from investment operations:
 Net investment income                                         $          0.16           0.02
 Net realized and unrealized gain (loss) on investments        $         -1.68          -1.56
 Total from investment operations                              $         -1.52          -1.54
 Less distributions from:
 Net investment income                                         $          0.14             --
 Net realized gains on investments                             $          0.26             --
 Total distributions                                           $          0.40             --
 Net asset value, end of period                                $         10.43          12.35
 TOTAL RETURN(2):                                              %        -12.89         -11.09
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $       372,352        226,067
 Ratios to average net assets:
 Expenses(3)                                                   %          1.32           1.24
 Net investment income(3)                                      %          1.04           0.62
 Portfolio turnover rate                                       %            20             15


--------------------------------------------------------------------------------


(1) Class I commenced operations on June 18, 2001.



(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.


(3) Annualized for periods less than one year.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING International Value Fund       55

ING GLOBAL TECHNOLOGY FUND                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants.



                                                                     PERIOD
                                                                      ENDED
                                                                   OCTOBER 31,
                                                                     2002(1)
------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       6.99
 Income from investment operations:
 Net investment loss                                           $      -0.06
 Net realized and unrealized loss on investments               $      -3.46
 Total from investment operations                              $      -3.52
 Net asset value, end of period                                $       3.47
 TOTAL RETURN(2):                                              %     -50.36
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      2,507
 Ratios to average net assets:
 Expenses(3)                                                   %       1.82
 Net investment loss(3)                                        %      -1.71
 Portfolio turnover rate                                       %       1.06


--------------------------------------------------------------------------------

(1) Class I commenced operations on January 15, 2002.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.


(3) Annualized for periods less than one year.



 56      ING Global Technology Fund

FINANCIAL HIGHLIGHTS                               ING GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.



                                            PERIOD ENDED                  FIVE MONTHS                                   PERIOD
                                            NOVEMBER 30,       YEAR          ENDED       YEAR ENDED DECEMBER 31,        ENDED
                                                2002          ENDED         MAY 31,     --------------------------   DECEMBER 31,
                                            (UNAUDITED)    MAY 31, 2002     2001(1)      2000      1999      1998      1997(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $       13.68          19.10         26.05        33.76     26.28    21.36       17.90
 Income (loss) from investment
 operations:
 Net investment income (loss)           $       -0.06          -0.19         -0.08        -0.15     -0.17    -0.05        0.01
 Net realized and unrealized gain
 (loss) on investments                  $       -2.21          -5.23         -6.87        -6.07     20.49     5.18        4.30
 Total from investment operations       $       -2.27          -5.42         -6.95        -6.22     20.32     5.13        4.31
 Less distributions from:
 Net realized gain on investments       $          --             --            --         1.49     12.84     0.21        0.85
 Total distributions                    $          --             --            --         1.49     12.84     0.21        0.85
 Net asset value, end of period         $       11.41          13.68         19.10        26.05     33.76    26.28       21.36
 TOTAL RETURN(3):                       %      -19.88         -28.38        -26.68       -18.74     93.86    24.06       24.29
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $      47,288         56,719        79,174      108,005   132,953   83,233     113,529
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                       %        1.41           1.37          1.31         1.16      1.00     1.00        1.02(5)
 Gross expenses prior to expense
 reimbursement(4)                       %        1.41           1.37          1.31         1.16      1.00     1.00        1.02
 Net investment income (loss) after
 expense reimbursement(4)               %       -1.02          -1.21         -0.92        -0.56     -0.61    -0.13        0.08(5)
 Portfolio turnover rate                %         188            473           217          326       286       98          32


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Class I commenced offering of shares on March 31, 1997.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.

(4) Annualized for periods less than a year.


(5) Expenses calculated net of taxes and advisor reimbursement.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Growth Opportunities Fund       57

ING LARGECAP GROWTH FUND                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the period ending May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.



                                                                   PERIOD ENDED     PERIOD
                                                                   NOVEMBER 30,     ENDED
                                                                       2002        MAY 31,
                                                                   (UNAUDITED)     2002(1)
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       16.93         21.04
 Income (loss) from investment operations:
 Net investment loss                                           $       -0.03         -0.02
 Net realized and unrealized loss on investments               $       -2.62         -4.09
 Total from investment operations                              $       -2.65         -4.11
 Net asset value, end of period                                $       14.28         16.93
 TOTAL RETURN(2):                                              %      -15.65        -19.53
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      20,290        26,106
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %        1.04          0.96
 Gross expenses prior to expense reimbursement(3)              %        1.29          0.96
 Net investment loss after expense reimbursement(3)(4)         %       -0.35         -0.43
 Portfolio turnover rate                                       %         188           536


--------------------------------------------------------------------------------

(1) Class I commenced offering of shares on January 8, 2002.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.

(3) Annualized for periods less than one year.


(4) The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by ING Investments, LLC within three years.


 58      ING LargeCap Growth Fund

FINANCIAL HIGHLIGHTS                               ING MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.



                                                   PERIOD ENDED                    FIVE MONTHS
                                                   NOVEMBER 30,        YEAR           ENDED           YEAR ENDED DECEMBER 31,
                                                       2002           ENDED          MAY 31,      -------------------------------
                                                   (UNAUDITED)     MAY 31, 2002      2001(1)       2000      1999     1998(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $         11.29        14.73             19.26        21.34     12.99     10.00
 Income (loss) from investment
 operations:
 Net investment loss                         $         -0.07        -0.11*            -0.06        -0.13     -0.15     -0.02
 Net realized and unrealized gain (loss)
 on investments                              $         -1.31        -3.33             -4.47         0.23     12.09      3.01
 Total from investment operations            $         -1.38        -3.44             -4.53         0.10     11.94      2.99
 Less distributions from:
 Net realized gain on investments            $            --           --                --         2.18      3.59        --
 Total distributions                         $            --           --                --         2.18      3.59        --
 Net asset value, end of period              $          9.91        11.29             14.73        19.26     21.34     12.99
 TOTAL RETURN(3):                            %        -12.22       -23.35            -23.52         0.08    103.19     29.90
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)            $         9,149       39,874            52,007       68,006    67,954    33,441
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(6)                         %          1.04         1.26              1.52         1.36      1.41      1.50(5)
 Gross expenses prior to expense
 reimbursement(4)                            %          1.43         1.50              1.52         1.36      1.41      2.01
 Net investment loss after expense
 reimbursement(4)(6)                         %         -0.60        -0.95             -0.97        -0.66     -1.04     -0.70(5)
 Portfolio turnover rate                     %           155          399               182          188       201        61


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Class I commenced operations on August 20, 1998.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.


(5) Expenses calculated net of taxes and advisor reimbursement.



(6) The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by ING Investments, LLC within three years.


 * Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING MidCap Opportunities Fund       59

ING SMALLCAP OPPORTUNITIES FUND                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.



                                                              PERIOD ENDED                    FIVE MONTHS         YEAR ENDED
                                                              NOVEMBER 30,        YEAR           ENDED           DECEMBER 31,
                                                                  2002           ENDED          MAY 31,      --------------------
                                                              (UNAUDITED)     MAY 31, 2002      2001(1)      2000     1999(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                   $         24.07           39.02           47.47      59.54     31.78
 Income (loss) from investment operations:
 Net investment loss                                    $         -0.10           -0.36**         -0.14      -1.00     -0.08
 Net realized and unrealized gain (loss) on
 investments                                            $         -5.05          -13.60           -8.31      -2.17     35.40
 Total from investment operations                       $         -5.15          -13.96           -8.45      -3.17     35.32
 Less distributions from:
 Net realized gain on investments                       $            --            0.99              --       8.90      7.56
 Total distributions                                    $            --            0.99              --       8.90      7.56
 Net asset value, end of period                         $         18.92           24.07           39.02      47.47     59.54
 TOTAL RETURN(3):                                       %        -21.40          -36.17          -17.80      -5.21    126.05
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $         7,678          10,700              --*        --*       --*
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)            %          1.43            1.41            1.31       1.15      0.47(5)
 Gross expenses prior to expense reimbursement(4)       %          1.43            1.41            1.31       1.15      0.47
 Net investment loss after expense reimbursement(4)     %         -1.04           -1.34           -1.03      -0.75     -0.35(5)
 Portfolio turnover rate                                %           173             423             104        134       223


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Class I commenced offering of shares on April 1, 1999.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.


(5) Expenses calculated net of taxes and advisor reimbursement.


 *  Amount represents less than $1,000.

 ** Per share data calculated using weighted average number of shares outstanding throughout the period.

 60      ING SmallCap Opportunities Fund

FINANCIAL HIGHLIGHTS                            ING RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.



                                                           PERIOD ENDED                  SEVEN MONTHS                   PERIOD
                                                           NOVEMBER 30,       YEAR          ENDED       YEAR ENDED       ENDED
                                                               2002          ENDED         MAY 31,      OCTOBER 31,   OCTOBER 31,
                                                           (UNAUDITED)    MAY 31, 2002     2001(1)         2000         1999(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $        8.52           9.94          11.25         11.17         10.00
 Income (loss) from investment operations:
 Net investment income                                 $        0.02           0.04           0.02          0.04          0.06
 Net realized and unrealized gain (loss) on
 investments                                           $       -1.02          -1.46          -1.33          0.19          1.11
 Total from investment operations                      $       -1.00          -1.42          -1.31          0.23          1.17
 Less distributions from:
 Net realized gain on investments                      $          --             --             --          0.15            --
 Total distributions                                   $          --             --             --          0.15            --
 Net asset value, end of period                        $        7.52           8.52           9.94         11.25         11.17
 TOTAL RETURN(3):                                      %      -11.74         -14.28         -11.64          2.00         11.70
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $      19,045         21,578         25,172        28,473        27,927
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)           %        1.16           1.00           1.04          1.07          0.98(5)
 Gross expenses prior to expense reimbursement(4)      %        1.16           1.00           1.04          1.07          1.23
 Net investment income after expense
 reimbursement(4)                                      %        0.61           0.46           0.27          0.34          0.62(5)
 Portfolio turnover rate                               %          51            149             26            57            26


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Class I commenced operations on December 30, 1998.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) Expenses calculated net of taxes and advisor reimbursement.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                       ING Research Enhanced Index Fund       61

ING MIDCAP VALUE FUND                                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the period ending May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.



                                                                   PERIOD ENDED     PERIOD
                                                                   NOVEMBER 30,     ENDED
                                                                       2002        MAY 31,
                                                                   (UNAUDITED)     2002(1)
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       10.30        10.20
 Income (loss) from investment operations:
 Net investment income                                         $       -0.01         0.01
 Net realized and unrealized gain on investments               $       -2.66         0.09
 Total from investment operations                              $       -2.67         0.10
 Less distributions from:
 Net investment income                                         $        0.07           --
 Net realized gains on investments                             $        0.11           --
 Total distributions                                           $        0.18           --
 Net asset value, end of period                                $        7.45        10.30
 TOTAL RETURN(2):                                              %      -25.72         0.98
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $         163           71
 Ratios to average net assets:
 Net expenses after reimbursement(3)(4)                        %        1.38         1.24
 Gross expenses prior to expense reimbursement(3)              %        1.93         2.60
 Net investment income after expense reimbursement(3)(4)       %        0.31         0.38
 Portfolio turnover rate                                       %          44           13


--------------------------------------------------------------------------------

(1) Class I commenced offering of shares on March 4, 2002.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.

(3) Annualized for periods less than one year.


(4) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.


 62      ING MidCap Value Fund

FINANCIAL HIGHLIGHTS                                     ING SMALLCAP VALUE FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the period ending May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.



                                                                   PERIOD ENDED    PERIOD
                                                                   NOVEMBER 30,     ENDED
                                                                       2002        MAY 31,
                                                                    (UNAUDITED)    2002(1)
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       10.63        10.32
 Income (loss) from investment operations:
 Net investment loss                                           $       -0.14         0.00*
 Net realized and unrealized loss on investments               $       -1.11         0.31
 Total from investment operations                              $       -1.25         0.31
 Less distributions from:
 Net realized gains on investments                             $        0.09           --
 Total distributions                                           $        0.09           --
 Net asset value, end of period                                $        9.29        10.63
 TOTAL RETURN(2):                                              %      -10.93         3.00
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $         278           26
 Ratios to average net assets:
 Net expenses after reimbursement(3)(4)                        %        1.34         1.23
 Gross expenses prior to expense reimbursement(3)                       1.93         2.78
 Net investment income after expense reimbursement(3)(4)       %       -0.12         0.17
 Portfolio turnover rate                                       %          44           12


--------------------------------------------------------------------------------

(1) Class I commenced offering of shares on March 4, 2002.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.

(3) Annualized for periods less than one year.


(4) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by ING Investments within three years.


*  Amount represents less than $0.01 per share.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING SmallCap Value Fund       63

ING GNMA INCOME FUND                                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table for the period ended March 31, 2002 has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants. The information for the six month period ended September 30, 2002 is unaudited.



                                                                   PERIOD ENDED     PERIOD
                                                                   SEPTEMBER 30,     ENDED
                                                                       2002        MARCH 31,
                                                                    (UNAUDITED)     2002(1)
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $        8.54          8.61
 Income from investment operations:
 Net investment income                                         $        0.22          0.10
 Net realized and unrealized loss on investments               $        0.58         -0.10
 Total from investment operations                              $        0.80          0.00
 Less distributions from:
 Net investment income                                         $        0.24          0.07
 Total distributions                                           $        0.24          0.07
 Net asset value, end of period                                $        9.10          8.54
 TOTAL RETURN(2):                                              %        9.49          0.04
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $       5,197         1,615
 Ratios to average net assets:
 Expenses(3)                                                   %        0.82          0.88
 Net investment income(3)                                      %        5.37          5.83
 Portfolio turnover rate                                       %          71            76


--------------------------------------------------------------------------------

(1) Class I commenced offering of shares on January 7, 2002.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

 64      ING GNMA Income Fund

FINANCIAL HIGHLIGHTS                                  ING INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------


The information in the table for the period ended March 31, 2002 has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants. The information for the six month period ended September 30, 2002 is unaudited.



                                                                   PERIOD ENDED     PERIOD
                                                                   SEPTEMBER 30,     ENDED
                                                                       2002        MARCH 31,
                                                                    (UNAUDITED)     2002(1)
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $        9.91          9.99
 Income from investment operations:
 Net investment income                                         $        0.22          0.11
 Net realized and unrealized loss on investments               $        0.59         -0.07
 Total from investment operations                              $        0.81          0.04
 Less distributions from:
 Net investment income                                         $        0.22          0.12
 Total distributions                                           $        0.22          0.12
 Net asset value, end of period                                $       10.50          9.91
 TOTAL RETURN(2):                                              %        8.28          0.36
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      12,732         9,800
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %        0.74          0.82
 Gross expenses prior to expense reimbursement(3)              %        0.74          0.90
 Net investment income after expense reimbursement(3)(4)       %        4.33          0.05
 Portfolio turnover rate                                       %         363         1,216*


--------------------------------------------------------------------------------

(1) Class I commenced offering of shares on January 8, 2002.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.

(3) Annualized for periods less than one year.


(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.


* Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Intermediate Bond Fund       65

ING CLASSIC MONEY MARKET FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the year ended March 31, 2002 and the five months ended March 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent accountants. The information for the six month period ended September 30, 2002 is unaudited.


                                                              PERIOD ENDED      YEAR      FIVE MONTHS      YEAR         PERIOD
                                                              SEPTEMBER 30,     ENDED        ENDED         ENDED         ENDED
                                                                 2002(6)      MARCH 31,    MARCH 31,    OCTOBER 31,   OCTOBER 31,
                                                               (UNAUDITED)      2002        2001(4)        2000         1999(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $        1.00          1.00         1.00          1.00          1.00
 Income from investment operations:
 Net investment income                                    $        0.01          0.04         0.02          0.06            --
 Total from investment operations                         $        0.01          0.04         0.02          0.06            --
 Less distributions from:
 Net investment income                                    $        0.01          0.04         0.02          0.06            --
 Total distributions                                      $        0.01          0.04         0.02          0.06            --
 Net asset value, end of period                           $        1.00          1.00         1.00          1.00          1.00
 TOTAL RETURN(2):                                         %        1.36          3.71         2.46          6.19          0.28
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $          --**          --*      10,816        12,061         1,906
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)           %        0.31          0.31         0.31          0.28          0.31
 Gross expenses prior to expense reimbursement(3)         %        0.31          0.43         0.55          0.41          0.59
 Net investment income after expense
 reimbursement(3)(5)                                      %        1.59          3.85         6.08          5.96          5.29


--------------------------------------------------------------------------------

(1) Class I commenced offering of shares on October 13, 1999.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to March 31.


(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.



(6) All Class I shares were redeemed on August 14, 2002, although Class I shares were still eligible for purchase.


*  Amount represents less than $1,000.


** There were no shares outstanding at September 30, 2002.


 66      ING Classic Money Market Fund

In addition to the Funds offered in this Prospectus, ING Funds Distributor, LLC also offers Class I shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.


ING DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund
ING Small Company Fund
ING Technology Fund

DOMESTIC EQUITY VALUE FUND
ING Value Opportunity Fund

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund
ING Growth and Income Funds

ING FIXED INCOME FUNDS
ING Bond Fund
ING Government Fund
ING Aeltus Money Market Fund

ING INTERNATIONAL FUND
ING International Growth Fund

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Growth Fund
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS


Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the accountants' reports (in annual report only).


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Funds. The SAI is legally part of this Prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC).

Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at WWW.INGFUNDS.COM

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

ING Equity Trust                     811-8817
  ING Growth Opportunities Fund
  ING LargeCap Growth Fund
  ING MidCap Opportunities Fund
  ING SmallCap Opportunities Fund
  ING Research Enhanced Index Fund
  ING Large Company Value Fund
  ING MidCap Value Fund
  ING SmallCap Value Fund
  ING Real Estate Fund
ING Funds Trust                      811-8895
  ING GNMA Income Fund
  ING Intermediate Bond Fund
  ING Classic Money Market Fund
ING Investment Funds, Inc.           811-1939
  ING MagnaCap Fund
ING Mayflower Trust                  811-7978
  ING International Value Fund
ING Mutual Funds                     811-7428
  ING International Fund
  ING Global Technology Fund


  [ING FUNDS LOGO]                            IPROS0303-030103

                       STATEMENT OF ADDITIONAL INFORMATION
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180

                                  MARCH 1, 2003

                               ING MAYFLOWER TRUST
                          ING International Value Fund

                                ING MUTUAL FUNDS
                           ING Emerging Countries Fund
                           ING Global Real Estate Fund
                           ING Global Technology Fund
                             ING International Fund
                     ING International SmallCap Growth Fund
                            ING Precious Metals Fund
                                 ING Russia Fund
                            ING Worldwide Growth Fund


         This Statement of Additional Information ("SAI") relates to the series listed above (each a "Fund" and collectively the "ING Funds") of each investment company listed above (each a "Trust"). A Prospectus or Prospectuses (the "Prospectus") for the ING Funds which provide the basic information you should know before investing in the ING Funds, may be obtained without charge from the ING Funds or the ING Funds' principal underwriter, ING Funds Distributor, LLC at the address listed above. This SAI is not a prospectus and it should be read in conjunction with the Prospectuses, dated March 1, 2003, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). In addition, the financial statements from the ING Funds' Annual Reports dated October 31, 2002 are incorporated herein by reference. Copies of the ING Funds' Prospectus and Annual or Semi-Annual Reports may be obtained without charge by contacting the ING Funds at the address and phone number written above.

                                TABLE OF CONTENTS


HISTORY OF THE ING FUNDS...............................................       1
MANAGEMENT OF THE ING FUNDS............................................       4
INVESTMENT ADVISER FEES................................................      29
EXPENSE LIMITATION AGREEMENTS..........................................      34
RULE 12b-1 PLANS.......................................................      37
CODE OF ETHICS.........................................................      41
SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS.................      42
INVESTMENT RESTRICTIONS................................................      87
PORTFOLIO TRANSACTIONS.................................................      97
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.........................     101
DETERMINATION OF SHARE PRICE...........................................     108
SHAREHOLDER INFORMATION................................................     110
SHAREHOLDER SERVICES AND PRIVILEGES....................................     110
DISTRIBUTIONS..........................................................     113
TAX CONSIDERATIONS.....................................................     113
CALCULATION OF PERFORMANCE DATA........................................     121
PERFORMANCE COMPARISONS................................................     124
GENERAL INFORMATION....................................................     127
FINANCIAL STATEMENTS...................................................     128

                            HISTORY OF THE ING FUNDS

         On December 17, 2001, the Boards of Trustees of each of the various ING Funds approved plans of reorganization which were intended to decrease the number of corporate entities under which the ING Funds are organized (the "Reorganization") and to align the open-end funds with similar open-end funds that share the same prospectus. The Reorganization only resulted in a change in corporate form of some of the ING Funds, with no change in the ING Funds. The Reorganization was consummated to align the ING Funds' corporate structures and expedite the Funds' required filings with the SEC. Shareholders of ING International Value Fund ("International Value Fund") did not approve the Reorganization; therefore the Fund will remain part of ING Mayflower Trust ("Mayflower Trust").


         As a result of the Reorganization, the following ING Funds Reorganized into series of ING Mutual Funds ("Mutual Funds"): ING Global Real Estate Fund ("Global Real Estate Fund"); ING Global Technology Fund ("Global Technology Fund"); ING International Fund ("International Fund"); ING Precious Metals Fund ("Precious Metals"); and ING Russia Fund ("Russia Fund") (collectively, the "Reorganizing Funds"). In this regard, the Board approved the creation of new series of ING Mutual Funds to serve as "shells" (the "Shell Funds") into which Reorganized Funds were reorganized. The plans of the reorganization provided for, among other things, the transfer for assets and liabilities of the Reorganizing Funds into the Shell Funds. Prior to September 21, 2002, the effective date of the Reorganization, the Shell Funds had only nominal assets. For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the financial highlights shown for periods prior to September 21, 2002 are the financial highlights of the Reorganizing Fund.


ING MUTUAL FUNDS

         ING Mutual Funds ("Mutual Funds") is a Delaware business trust registered as an open-end, management investment company. Mutual Funds was organized in 1992. Prior to a reorganization of Mutual Funds, which became effective on July 24, 1998, Mutual Funds offered shares in a number of separate diversified portfolios, each of which invested all of its assets in a corresponding master fund of Nicholas-Applegate Investment Trust (the "Master Trust"). The July 24, 1998 reorganization eliminated this two-tiered "master-feeder" structure.

On March 15, 1999, the name of Mutual Funds was changed from "Nicholas-Applegate Mutual Funds," and the name of each Fund was changed as follows:

                      Old Name                                              New Name
Nicholas-Applegate Worldwide Growth Fund                   Pilgrim Worldwide Growth Fund
Nicholas-Applegate International Small Cap Growth Fund     Pilgrim International Small Cap Growth Fund
Nicholas-Applegate Emerging Countries Fund                 Pilgrim Emerging Countries Fund

         On May 24, 1999, the name of the International SmallCap Growth Fund was changed from "Pilgrim International Small Cap Growth Fund" to "Pilgrim International SmallCap Growth Fund."

         On March 1, 2002, the name of Mutual Funds was changed from "Pilgrim Mutual Funds" to "ING Mutual Funds" and the name of each Fund was changed as follows:

                Old Name                                        New Name
Pilgrim Worldwide Growth Fund                    ING Worldwide Growth Fund
Pilgrim International SmallCap Growth Fund       ING International SmallCap Growth Fund
Pilgrim Emerging Countries Fund                  ING Emerging Countries Fund

ING MAYFLOWER TRUST

         ING Mayflower Trust ("Mayflower Trust") is a Massachusetts business trust registered as an open-end, management investment company. Mayflower Trust currently consists of two separately managed, diversified series, one of which, International Value Fund, is discussed in this SAI. Mayflower Trust was organized in 1993. International Value Fund commenced operations on March 6, 1995 as the Brandes International Fund, a series of Brandes Investment Trust. It was reorganized on April 21, 1997 as the International Value Fund, a series of Mayflower Trust.

         On November 1, 1999, the name of Mayflower Trust was changed from "Northstar Trust" (formerly Northstar Advantage Trust) to "Pilgrim Mayflower Trust." On the same date, the name of "Northstar International Value Fund" was changed to "Pilgrim International Value Fund." On March 1, 2002, the name of Mayflower Trust was changed from "Pilgrim Mayflower Trust" to "ING Mayflower Trust" and the name of International Value Fund was changed from "Pilgrim International Value Fund" to "ING International Value Fund."


Set forth below is information about the Funds prior to the approval of the
Reorganization:



GLOBAL REAL ESTATE AND GLOBAL TECHNOLOGY FUNDS. Prior to the Reorganization, Global Real Estate and Global Technology Funds were organized as series of ING Funds Trust ("Funds Trust"), a Delaware business trust registered as an open-end, management investment company. Funds Trust was organized on July 30, 1998. Global Technology Fund is a diversified fund. Global Real Estate Fund is a non-diversified fund. On February 28, 2001, the names of each of the following Funds were changed as follows:


               Old Name                                         New Name
ING Global Information Technology Fund        Pilgrim Global Information Technology Fund
ING Global Real Estate Fund                   Pilgrim Global Real Estate Fund

         On March 1, 2002, the names of the Funds were changed as follows:

                 Old Name                                  New Name
Pilgrim Global Information Technology Fund       ING Global Technology Fund
Pilgrim Global Real Estate Fund                  ING Global Real Estate Fund

         INTERNATIONAL FUND. Prior to the Reorganization, International Fund was the sole series of ING International Fund, Inc. ING International Fund, Inc. was a corporation organized under the laws of the State of Maryland on November 23, 1993 under the name of Lexington International Fund, Inc. The name of the Fund was changed on July 26, 2000 from "Lexington International Fund" to "Pilgrim International Fund." On March 1, 2002, the name of International Fund was changed from "Pilgrim International Fund" to "ING International Fund."

         PRECIOUS METALS FUND. Prior to the Reorganization, Precious Metals Fund was the sole series of ING Precious Metals Fund, Inc. ING Precious Metals Fund, Inc. was a corporation formed under the laws of the State of Maryland on May 11, 1988 under the name of "Lexington Goldfund, Inc." ING Precious Metals Fund, Inc. was originally organized as a Delaware corporation on December 3, 1975. The name of Precious Metals Fund was changed on July 26, 2000 from "Lexington Goldfund" to "Pilgrim Gold Fund" The Fund's name was changed on March 1, 2001 to "Pilgrim Precious Metals Fund." On March 1, 2002, the name of Precious Metals Fund was changed from "Pilgrim Precious Metals Fund" to "ING Precious Metals Fund."

         RUSSIA FUND. Prior to the Reorganization, Russia Fund was the sole series of ING Russia Fund, Inc. ING Russia Fund, Inc. was a corporation organized under the laws of the State of Maryland on November 20, 1995. The name of the Fund was changed on April 2, 1996 from "Lexington Russia Fund" to "Lexington Troika Dialog Russia Fund," and on July 26, 2000, to "Pilgrim Troika Dialog Russia Fund." The name of "Pilgrim Troika Dialog Russia Fund" was changed on March 1, 2001 to "Pilgrim Russia Fund." On March 1, 2002, the name of Russia Fund was changed from "Pilgrim Russia Fund" to "ING Russia Fund."

                           MANAGEMENT OF THE ING FUNDS

MANAGEMENT OF THE ING FUNDS

         Set forth in the table below is information about each Trustee of the ING Funds.


------------------------------------------------------------------------------------------------------------------------------
                                                            TERM OF OFFICE
                                    POSITION(S) HELD        AND LENGTH OF                 PRINCIPAL OCCUPATION(S) -
   NAME, ADDRESS AND AGE               WITH FUND            TIME SERVED(1)                  DURING THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
PAUL S. DOHERTY                         Trustee             October 1999 -     Mr. Doherty is President and Partner, Doherty,
7337 E. Doubletree Ranch Rd.                                Present            Wallace, Pillsbury and Murphy, P.C., Attorneys
Scottsdale, Arizona 85258                                                      (1996 - Present); Director, Tambrands, Inc.
Date of Birth:  04/28/1934                                                     (1993 - 1998); and Trustee of each of the funds
                                                                               managed by Northstar Investment Management
                                                                               Corporation (1993 - 1999).
------------------------------------------------------------------------------------------------------------------------------
J. MICHAEL EARLEY                       Trustee             February 2002 -    President and Chief Executive Officer, Bankers
7337 E. Doubletree Ranch Rd.                                Present            Trust Company, N.A. (1992 - Present).
Scottsdale, Arizona 85258
Date of Birth:  05/02/1945
------------------------------------------------------------------------------------------------------------------------------
R. BARBARA GITENSTEIN                   Trustee             February 2002 -    President, College of New Jersey (1999 -
7337 E. Doubletree Ranch Rd.                                Present            Present). Formerly, Executive Vice President
Scottsdale, Arizona 85258                                                      and Provost, Drake University (1992 - 1998).
Date of Birth:  02/18/1948
------------------------------------------------------------------------------------------------------------------------------
WALTER H. MAY                           Trustee             October 1999 -     Retired. Formerly, Managing Director and
7337 E. Doubletree Ranch Rd.                                Present            Director of Marketing, Piper Jaffray, Inc.;
Scottsdale, Arizona 85258                                                      Trustee of each of the funds managed by
Date of Birth:  12/21/1936                                                     Northstar Investment Management Corporation
                                                                               (1996 - 1999).
------------------------------------------------------------------------------------------------------------------------------
JOCK PATTON                             Trustee             August 1995 -      Private Investor (June 1997 - Present).
7337 E. Doubletree Ranch Rd.                                Present            Formerly, Director and Chief Executive Officer,
Scottsdale, Arizona 85258                                                      Rainbow Multimedia Group, Inc. (January 1999 -
Date of Birth:  12/11/1945                                                     December 2001); Director of Stuart
                                                                               Entertainment, Inc.; Director of Artisoft, Inc.
                                                                               (1994 - 1998).
------------------------------------------------------------------------------------------------------------------------------
DAVID W.C. PUTNAM                       Trustee             October 1999 -     President and Director, F.L. Putnam Securities
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                         NUMBER OF
                                        PORTFOLIOS
                                          IN FUND
                                          COMPLEX
                                        OVERSEEN BY
   NAME, ADDRESS AND AGE                  TRUSTEE     OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------
PAUL S. DOHERTY                             93        Trustee, GCG Trust (February 2002 -
7337 E. Doubletree Ranch Rd.                          Present).
Scottsdale, Arizona 85258
Date of Birth:  04/28/1934
------------------------------------------------------------------------------------------
J. MICHAEL EARLEY                           93        Trustee, GCG Trust (1997 - Present).
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:  05/02/1945
------------------------------------------------------------------------------------------
R. BARBARA GITENSTEIN                       93        Trustee, GCG Trust (1997 - Present).
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:  02/18/1948
------------------------------------------------------------------------------------------
WALTER H. MAY                               93        Trustee, GCG Trust (February 2002 -
7337 E. Doubletree Ranch Rd.                          Present) and Best Prep Charity (1991
Scottsdale, Arizona 85258                             - Present).
Date of Birth:  12/21/1936
------------------------------------------------------------------------------------------
JOCK PATTON                                 93        Trustee, GCG Trust (February 2002 -
7337 E. Doubletree Ranch Rd.                          Present); Director, Hypercom, Inc.
Scottsdale, Arizona 85258                             (January 1999 - Present); JDA
Date of Birth:  12/11/1945                            Software Group, Inc. (January 1999 -
                                                      Present); Buick of Scottsdale, Inc.;
                                                      National Airlines, Inc.; BG
                                                      Associates, Inc.; BK Entertainment,
                                                      Inc.; and Arizona Rotorcraft, Inc.
------------------------------------------------------------------------------------------
DAVID W.C. PUTNAM                           93        Trustee, GCG Trust (February 2002 -
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                          TERM OF OFFICE
                                   POSITION(S) HELD        AND LENGTH OF                 PRINCIPAL OCCUPATION(S) -
   NAME, ADDRESS AND AGE               WITH FUND          TIME SERVED(1)                  DURING THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
7337 E. Doubletree Ranch Rd.                                Present            Company, Inc. and its affiliates; President,
Scottsdale, Arizona 85258                                                      Secretary and Trustee, The Principled Equity
Date of Birth:  10/08/1939                                                     Market Fund. Formerly, Trustee, Trust Realty
                                                                               Corp.; Anchor Investment Trust; Bow Ridge
                                                                               Mining Company and each of the funds managed by
                                                                               Northstar Investment Management Corporation
                                                                               (1994 - 1999).
------------------------------------------------------------------------------------------------------------------------------
BLAINE E. RIEKE                         Trustee             February 2001 -    General Partner, Huntington Partners (January
7337 E. Doubletree Ranch Rd.                                Present            1997 - Present). Chairman of the Board and
Scottsdale, Arizona 85258                                                      Trustee of each of the funds managed by ING
Date of Birth:  09/10/1933                                                     Investment Management Co. LLC (November 1998 -
                                                                               February 2001).
------------------------------------------------------------------------------------------------------------------------------
ROGER B. VINCENT                        Trustee             February 2002 -    President, Springwell Corporation (1989 -
7337 E. Doubletree Ranch Rd.                                Present            Present). Formerly, Director, Tatham Offshore,
Scottsdale, Arizona 85258                                                      Inc. (1996 - 2000).
Date of Birth:  08/26/1945
------------------------------------------------------------------------------------------------------------------------------
RICHARD A. WEDEMEYER                    Trustee             February 2001 -    Retired. Mr. Wedemeyer was formerly Vice
7337 E. Doubletree Ranch Rd.                                Present            President - Finance and Administration, Channel
Scottsdale, Arizona 85258                                                      Corporation (June 1996 - April 2002).
Date of Birth:  03/23/1936                                                     Formerly, Vice President, Operations and
                                                                               Administration, Jim Henson Productions (1979 -
                                                                               1997); Trustee, First Choice Funds (1997 -
                                                                               2001); and of each of the funds managed by ING
                                                                               Investment Management Co. LLC (1998 - 2001).
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                         NUMBER OF
                                        PORTFOLIOS
                                          IN FUND
                                          COMPLEX
                                        OVERSEEN BY
   NAME, ADDRESS AND AGE                  TRUSTEE     OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------
7337 E. Doubletree Ranch Rd.                          Present), Anchor International Bond
Scottsdale, Arizona 85258                             Trust (December 2000 - Present);
Date of Birth:  10/08/1939                            F.L. Putnam Foundation (December
                                                      2000 - Present); Progressive Capital
                                                      Accumulation Trust (August 1998 -
                                                      Present); Principled Equity Market
                                                      Fund (November 1996 - Present), Mercy
                                                      Endowment Foundation (1995 - Present);
                                                      Director, F.L. Putnam Investment
                                                      Management Company (December 2001 -
                                                      Present); Asian American Bank and
                                                      Trust Company (June 1992 - Present);
                                                      and Notre Dame Health Care Center
                                                      (1991 - Present) F.L. Putnam
                                                      Securities Company, Inc. (June 1978 -
                                                      Present); and an Honorary Trustee,
                                                      Mercy Hospital (1973 - Present).
------------------------------------------------------------------------------------------
BLAINE E. RIEKE                             93        Trustee, GCG Trust (February 2002 -
7337 E. Doubletree Ranch Rd.                          Present) and Morgan Chase Trust Co.
Scottsdale, Arizona 85258                             (January 1998 - Present).
Date of Birth:  09/10/1933
------------------------------------------------------------------------------------------
ROGER B. VINCENT                            93        Trustee, GCG Trust (1994 - Present);
7337 E. Doubletree Ranch Rd.                          and Director, AmeriGas Propane, Inc.
Scottsdale, Arizona 85258                             (1998 - Present).
Date of Birth:  08/26/1945
------------------------------------------------------------------------------------------
RICHARD A. WEDEMEYER                        93        Trustee, GCG Trust (February 2002 -
7337 E. Doubletree Ranch Rd.                          Present) and Touchstone Consulting
Scottsdale, Arizona 85258                             Group (1997 - Present).
Date of Birth:  03/23/1936
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                            TERM OF OFFICE
                                    POSITION(S) HELD        AND LENGTH OF                  PRINCIPAL OCCUPATION(S) -
   NAME, ADDRESS AND AGE               WITH FUND            TIME SERVED(1)                  DURING THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE "INTERESTED PERSONS"
------------------------------------------------------------------------------------------------------------------------------
R. GLENN HILLIARD(2)                    Trustee             February 2002 -    Chairman and CEO, ING Americas and Member,
ING Americas                                                Present            Americas Executive Committee (1999 - Present).
5780 Powers Ferry Road, NW                                                     Formerly, Chairman and CEO, ING North America
Atlanta, GA 30327                                                              (1994 - 1999).
Date of Birth:  01/18/1943
------------------------------------------------------------------------------------------------------------------------------
THOMAS J. MCINERNEY(3)                  Trustee             February 2001 -    Chief Executive Officer, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                Present            Services (September 2001 - Present); General
Scottsdale, Arizona 85258                                                      Manager and Chief Executive Officer, ING U.S.
Date of Birth:  05/05/1956                                                     Worksite Financial Services (December 2000 -
                                                                               Present); Member, ING Americas Executive
                                                                               Committee (2001 - Present); President, Chief
                                                                               Executive Officer and Director of Northern Life
                                                                               Insurance Company (March 2001 - October 2002),
                                                                               ING Aeltus Holding Company, Inc. (2000 -
                                                                               Present), ING Retail Holding Company (1998 -
                                                                               Present), ING Life Insurance and Annuity
                                                                               Company (September 1997 - November 2002) and
                                                                               ING Retirement Holdings, Inc. (1997 -
                                                                               Present). Formerly, General Manager and Chief
                                                                               Executive Officer, ING Worksite Division
                                                                               (December 2000 - October 2001), President,
                                                                               ING-SCI, Inc. (August 1997 - December 2000);
                                                                               President, Aetna Financial Services (August
                                                                               1997 - December 2000);
------------------------------------------------------------------------------------------------------------------------------
JOHN G. TURNER(4)                       Chairman and        October 1999 -     Chairman, Hillcrest Capital Partners (May
7337 E. Doubletree Ranch Rd.            Trustee             Present            2002-Present); President, Turner Investment
Scottsdale, Arizona 85258                                                      Company (January 2002 - Present). Mr. Turner
Date of Birth:  10/03/1939                                                     was formerly Vice Chairman of ING Americas
                                                                               (2000 - 2002); Chairman and Chief Executive
                                                                               Officer of ReliaStar Financial Corp. and
                                                                               ReliaStar Life Insurance
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                         NUMBER OF
                                        PORTFOLIOS
                                          IN FUND
                                          COMPLEX
                                        OVERSEEN BY
   NAME, ADDRESS AND AGE                  TRUSTEE     OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------
TRUSTEES WHO ARE "INTERESTED PERSONS"
------------------------------------------------------------------------------------------
R. GLENN HILLIARD(2)                        93        Trustee, GCG Trust (February 2002 -
ING Americas                                          Present) and Woodruff Arts Center;
5780 Powers Ferry Road, NW                            Member of the Board of Directors,
Atlanta, GA 30327                                     Clemson University Foundation, the
Date of Birth:  01/18/1943                            Board of Councilors, Carter Center,
                                                      and the High Museum of Art.
------------------------------------------------------------------------------------------
THOMAS J. MCINERNEY(3)                      93        Trustee, GCG Trust (February 2002 -
7337 E. Doubletree Ranch Rd.                          Present); Director, Equitable Life
Scottsdale, Arizona 85258                             Insurance Co., Golden American Life
Date of Birth:  05/05/1956                            Insurance Co., Life Insurance
                                                      Company of Georgia, Midwestern
                                                      United Life Insurance Co., ReliaStar
                                                      Life Insurance Co., Security Life of
                                                      Denver, Security Connecticut Life
                                                      Insurance Co., Southland Life
                                                      Insurance Co., USG Annuity and Life
                                                      Company, and United Life and Annuity
                                                      Insurance Co. Inc (March 2001 -
                                                      Present); Director, Ameribest Life
                                                      Insurance Co., (March 2001 to
                                                      January 2003); Director, First
                                                      Columbine Life Insurance Co. (March
                                                      2001 to December 2002); Member of
                                                      the Board, National Commission on
                                                      Retirement Policy, Governor's
                                                      Council on Economic Competitiveness
                                                      and Technology of Connecticut,
                                                      Connecticut Business and Industry
                                                      Association, Bushnell; Connecticut
                                                      Forum; Metro Hartford Chamber of
                                                      Commerce; and is Chairman, Concerned
                                                      Citizens for Effective Government.
------------------------------------------------------------------------------------------
JOHN G. TURNER(4)                           93        Trustee, GCG; Director, Hormel Foods
7337 E. Doubletree Ranch Rd.                          Corporation (March 2000 - Present);
Scottsdale, Arizona 85258                             Shopko Stores, Inc. (August 1999 -
Date of Birth:  10/03/1939                            Present); and M.A. Mortenson Company
                                                      (March 2002 - Present).
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                            TERM OF OFFICE
                                        POSITION(S) HELD     AND LENGTH OF                 PRINCIPAL OCCUPATION(S) -
   NAME, ADDRESS AND AGE                    WITH FUND       TIME SERVED(1)                  DURING THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
                                                                               Company (1993 - 2000); Chairman of ReliaStar
                                                                               United Services Life Insurance Company (1995 -
                                                                               1998); Chairman of ReliaStar Life Insurance
                                                                               Company of New York (1995 - 2001); Chairman of
                                                                               Northern Life Insurance Company (1992 - 2001);
                                                                               Chairman and Trustee of the Northstar affiliated
                                                                               investment companies (1993 - 2001) and Director,
                                                                               Northstar Investment Management Corporation and
                                                                               its affiliates (1993 - 1999).
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                         NUMBER OF
                                        PORTFOLIOS
                                          IN FUND
                                          COMPLEX
                                        OVERSEEN BY
   NAME, ADDRESS AND AGE                  TRUSTEE     OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

(1)  Trustees serve until their successors are duly elected and qualified

(2) Mr. Hilliard is an "interested person," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because of his relationship with ING Americas, an affiliate of ING Investments, LLC.

(3) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC

(4) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

OFFICERS

         Information about the ING Funds officers are set forth in the table below:


--------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE                 POSITIONS HELD WITH THE FUND   TERM OF OFFICE AND LENGTH OF TIME SERVED(1)(2)
--------------------------------------------------------------------------------------------------------------------
James M. Hennessy                     President, Chief Executive     March 2002 - Present
7337 E. Doubletree Ranch Rd.          Officer and Chief Operating    (for the ING Funds)
Scottsdale, Arizona 85258             Officer
Date of Birth: 04/09/1949
                                      President, Chief Executive     February 2001 - March 2002
                                      Officer

                                      Chief Operating Officer        June 2000 - February 2001
                                                                     (for the Pilgrim Funds)
--------------------------------------------------------------------------------------------------------------------
Stanley D. Vyner                      Executive Vice President       March 2002 - Present
7337 E. Doubletree Ranch Rd.                                         (for the ING Funds)
Scottsdale, Arizona 85258
Date of Birth: 05/14/1950                                            July 1996 - March 2002
                                                                     (for the international portfolios of the
                                                                     Pilgrim Funds)
--------------------------------------------------------------------------------------------------------------------
Mary Lisanti                          Executive Vice President       March 2002 - Present
7337 E. Doubletree Ranch Rd.                                         (for the ING Funds)
Scottsdale, Arizona 85258
Date of Birth: 08/27/1956                                            May 1998 - March 2002
                                                                     (for the domestic equity portfolios of the
                                                                     Pilgrim Funds)
--------------------------------------------------------------------------------------------------------------------
Michael J. Roland                     Executive Vice President,      March 2002 - Present
7337 E. Doubletree Ranch Rd.          Assistant Secretary and        (for the ING Funds)
Scottsdale, Arizona 85258             Principal Financial Officer
Date of Birth: 05/30/1958
                                      Senior Vice President and      June 1998 - February 2002
                                      Chief Financial Officer        (for the Pilgrim Funds)

                                      Chief Financial Officer        December 2002 - Present
                                                                     (for the IPI Funds)
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE                 PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS(3)
--------------------------------------------------------------------------------------------------------------------
James M. Hennessy                     President and Chief Executive Officer, ING Capital
7337 E. Doubletree Ranch Rd.          Corporation, LLC, ING Funds Services, LLC, ING Advisors, Inc.,
Scottsdale, Arizona 85258             ING Investments, LLC, Lexington Funds Distributor, Inc.,
Date of Birth: 04/09/1949             Express America TC, Inc. and EAMC Liquidation Corp. (December
                                      2001 - Present); Executive Vice President and Chief Operating Officer
                                      ING Funds Distributor, LLC (June 2000 - Officer Present). Formerly,
                                      ING Quantitative Management, Inc. (October 2001 - September 2002),
                                      Senior Executive Vice President (June 2000 - December 2000) and
                                      Secretary (April 1995 - December 2000), ING Capital Corporation,
                                      LLC, ING Funds Services, LLC, ING Investments, LLC, ING Advisors, Inc.,
                                      Express America TC, Inc. and EAMC Liquidation Corp.;
                                      Executive Vice President, ING Capital Corporation, LLC and
                                      its affiliates (May 1998 - June 2000); and Senior Vice
                                      President, ING Capital Corporation, LLC and its affiliates
                                      (April 1995 - April 1998).
--------------------------------------------------------------------------------------------------------------------
Stanley D. Vyner                      Executive Vice President, ING Advisors, Inc. and ING
7337 E. Doubletree Ranch Rd.          Investments, LLC (July 2000 - Present) and Chief Investment
Scottsdale, Arizona 85258             Officer of the International Portfolios, ING Investments, LLC
Date of Birth: 05/14/1950             (July 1996 - Present).  Formerly, President and Chief
                                      Executive Officer, ING Investments, LLC (August 1996 - August
                                      2000).
--------------------------------------------------------------------------------------------------------------------
Mary Lisanti                          Executive Vice President, ING Investments, LLC and ING
7337 E. Doubletree Ranch Rd.          Advisors, Inc. (November 1999 - Present) and Chief Investment
Scottsdale, Arizona 85258             Officer of the Domestic Equity Portfolios, ING Investments,
Date of Birth: 08/27/1956             LLC (November 1999 - Present).  Formerly,  ING Quantitative
                                      Management, Inc. (July 2000 - September 2002); Executive Vice
                                      President and Chief Investment Officer for the Domestic Equity
                                      Portfolios of Northstar Investment Management Corporation,
                                      whose name changed to Pilgrim Advisors, Inc. and subsequently, became part of ING Investments, LLC (May 1998 -October 1999);
                                      and Portfolio Manager, Strong Capital Management (May 1996 - May
                                      1998).
--------------------------------------------------------------------------------------------------------------------
Michael J. Roland                     Executive Vice President, Chief Financial Officer and
7337 E. Doubletree Ranch Rd.          Treasurer, ING Funds Services, LLC, ING Funds Distributor,
Scottsdale, Arizona 85258             LLC, ING Advisors, Inc., ING Investments, LLC,  Inc.,
Date of Birth: 05/30/1958             Lexington Funds Distributor, Inc., Express America TC, Inc.
                                      and EAMC Liquidation Corp. (December 2001 - Present).
                                      Formerly, Executive Vice President, Chief Financial Officer
                                      and Treasurer ING Quantitative Management (December 2001 -
                                      September 2002), Senior Vice President, ING Funds Services,
                                      LLC, ING Investments, LLC and ING Funds Distributor, LLC (June 1998 -
                                      December 2001) and Chief Finacial Officer of Endeavor Group
                                      (April 1997 - June 1998)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                     TERM OF OFFICE AND LENGTH
NAME, ADDRESS AND AGE                 POSTIONS HELD WITH THE FUND    OF TIME SERVED(1)(2)
--------------------------------------------------------------------------------------------------------------------
Robert S. Naka                        Senior Vice President and      March 2002 - Present
7337 E. Doubletree Ranch Rd.          Assistant Secretary            (for the ING Funds)
Scottsdale, Arizona 85258
Date of Birth: 06/17/1963             Senior Vice President and      November 1999 - March 2002
                                      Assistant Secretary            (for the Pilgrim Funds)

                                      Assistant Secretary            July 1996 - November 1999
                                                                     (for the Pilgrim Funds)
--------------------------------------------------------------------------------------------------------------------
Robyn L. Ichilov                      Vice President and Treasurer   March 2002 - Present
7337 E. Doubletree Ranch Rd.                                         (for the ING Funds)
Scottsdale, Arizona 85258
Date of Birth: 09/25/1967            Vice President and Treasurer   May 1998 - March 2002
                                                                     (for the Pilgrim Funds)

                                      Vice President                 November 1997 - May 1998
                                                                     (for the Pilgrim Funds)
--------------------------------------------------------------------------------------------------------------------
Kimberly A. Anderson                  Vice President and Secretary  March 2002 - Present
7337 E. Doubletree Ranch Rd.                                        (for the ING Funds)
Scottsdale, Arizona 85258
Date of Birth: 07/25/1964                                           February 2001 - March 2002
                                                                    (for the Pilgrim Funds)
--------------------------------------------------------------------------------------------------------------------
Sue Kinens                            Assistant Vice President      February 2003 - Present
7337 E. Doubletree Ranch Rd.          and Assistant Secretary       (for the ING Funds)
Scottsdale, Arizona 85258
Date of Birth:  12/31/1976
--------------------------------------------------------------------------------------------------------------------
Lauren D. Bensinger                   Vice President                February 2003 - Present
7337 E. Doubletree Ranch Rd.                                        (for the ING Funds)
Scottsdale, Arizona 85258
Date of Birth:  2-6-1954



--------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE                 PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS (3)
--------------------------------------------------------------------------------------------------------------------
Robert S. Naka                        Senior Vice President and Assistant Secretary, ING Funds
7337 E. Doubletree Ranch Rd.          Services, LLC, ING Funds Distributor, LLC, ING Advisors, Inc.,
Scottsdale, Arizona 85258             ING Capital Corporation, LLC, ING Investments, LLC  and
Date of Birth:  06/17/1963            Lexington Funds Distributor, Inc. (December 2001 - Present).
                                      Formerly, Senior Vice President and Assistant Secretary, ING
                                      Quantitative Management, Inc. (October 2001 - September 2002),
                                      Vice President, ING Investments, LLC (April 1997 - October
                                      1999), ING Funds Services, LLC (February 1997 - August 1999)
                                      and Assistant Vice President, ING Funds Services, LLC (August
                                      1995 - February 1997).
-------------------------------------------------------------------------------------------------------------------
Robyn L. Ichilov                      Vice President, ING Funds Services, LLC (October 2001 -
7337 E. Doubletree Ranch Rd.          Present) and ING Investments, LLC (August 1997 - Present);
Scottsdale, Arizona 85258             Accounting Manager, ING Investments, LLC (November 1995 -
Date of Birth:  09/25/1967            Present).
--------------------------------------------------------------------------------------------------------------------
Kimberly A. Anderson                  Vice President and Secretary, ING Funds Services, LLC, ING
7337 E. Doubletree Ranch Rd.          Funds Distributor, LLC, ING Advisors, Inc., ING Investments,
Scottsdale, Arizona 85258             LLC (October 2001 - Present) and Lexington Funds Distributor,
Date of Birth:  07/25/1964            Inc. (December 2001 - Present).  Formerly, Vice President, ING
                                      Quantitative Management, Inc. (October 2001 - September 2002);
                                      Assistant Vice President, ING Funds Services, LLC (November 1999
                                      - January 2001) and has held various other positions with ING
                                      Funds Services, LLC for more than the last five years.
--------------------------------------------------------------------------------------------------------------------
Sue Kinens                            Assistant Vice President and Assistant Secretary, ING Funds
7337 E. Doubletree Ranch Rd.          Services, LLC (December 2002 - Present); and has held various
Scottsdale, Arizona 85258             other positions with ING Funds Services, LLC for the last five
Date of Birth:  12/31/1976            years.
--------------------------------------------------------------------------------------------------------------------
Lauren D. Bensinger                   Vice President and Chief Compliance Officer (July, 1995 to
7337 E. Doubletree Ranch Rd.          Present), ING Funds Distributor, LLC. (formerly ING Funds
Scottsdale, Arizona 85258             Distributor, Inc. and ING Pilgrim Securities, Inc.); Vice
Date of Birth:  2-6-1954              President (February, 1996 to Present) and Chief Compliance
                                      Officer (October, 2001 to Present) ING Investments, LLC
                                      (formerly ING Pilgrim Investments, LLC and ING Investments,
                                      Inc.); Vice President and Chief Compliance Officer (July 2000
                                      to Present), ING Advisors, Inc. (formerly ING Pilgrim Advisors,
                                      Inc.) and Vice President (July 1995 to Present) ING Fund Services,
                                      LLC (formerly ING Pilgrim Group, LLC).
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE                 POSITIONS HELD WITH THE FUND   TERM OF OFFICE AND LENGTH OF TIME SERVED(1)(2)
--------------------------------------------------------------------------------------------------------------------
Todd Modic                            Assistant Vice President       April 2002 - Present
7337 E. Doubletree Ranch Rd.                                         (for the ING Funds)
Scottsdale, Arizona 85258
Date of Birth: 11/03/1967                                            March 2002 - Present
                                                                     (for certain ING Funds)

                                                                     August 2001 - March 2002
                                                                     (for the Pilgrim Funds)
-------------------------------------------------------------------------------------------------------------------
Maria M. Anderson                     Assistant Vice President       April 2002 - Present
7337 E. Doubletree Ranch Rd.                                         (for the ING Funds)
Scottsdale, Arizona 85258
Date of Birth: 05/29/1958                                            March 2002 - April 2002
                                                                     (for certain ING Funds)

                                                                     August 2001 - March 2002
                                                                     (for the Pilgrim Funds)
-------------------------------------------------------------------------------------------------------------------
Jeffrey Bernstein                     Senior Vice President and      March 2002 to Present
7337 E. Doubletree Ranch Rd.          Senior Portfolio Manager       (for certain ING Funds)
Scottsdale, Arizona 85258             (Worldwide Growth Fund)
Date of Birth: 11/21/1966                                            June 2000 to March 2002
                                                                     (for certain Pilgrim Funds)
-------------------------------------------------------------------------------------------------------------------
James A. Vail                         Senior Vice President and      March 2002 to Present
7337 E. Doubletree Ranch Rd.          Portfolio Manager              (for certain ING Funds)
Scottsdale, Arizona 85258             (Precious Metals Fund)
Date of Birth: 12/21/1944                                            June 2001 to March 2002
                                                                     (for certain Pilgrim Funds)
-------------------------------------------------------------------------------------------------------------------
Richard T. Saler                      Senior Vice President          March 2002 to Present
7337 E. Doubletree Ranch Rd.          and Senior Portfolio Manager   (for certain ING Funds)
Scottsdale, Arizona 85258             (Worldwide Growth,
Date of Birth: 06/22/1961
                                      International, Emerging        July 2000 to March 2002
                                      Countries, and Russia Funds)   (for certain Pilgrim Funds)
-------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE                 PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS (3)
--------------------------------------------------------------------------------------------------------------------
Todd Modic                            Director of Financial Reporting, ING Investments, LLC (March
7337 E. Doubletree Ranch Rd.          2001 - Present).  Formerly, Vice President and Chief
Scottsdale, Arizona 85258             Compliance Officer (July 2000 to September 2002) ING
Date of Birth: 11/03/1967             Quantitative Management, Inc. (formerly ING Pilgrim
                                      Quantitative Management, Inc and Market Systems Research
                                      Advisors, Inc. ), Director of Financial Reporting, Axient
                                      Communications, Inc. (May 2000 - January 2001) and Director of
                                      Finance, Rural/Metro Corporation (March 1995 - May 2000).
--------------------------------------------------------------------------------------------------------------------
Maria M. Anderson                     Assistant Vice President, ING Funds Services, LLC (October
7337 E. Doubletree Ranch Rd.          2001 - Present).  Formerly, Manager of Fund Accounting and
Scottsdale, Arizona 85258             Fund Compliance, ING Investments, LLC (September 1999 -
Date of Birth: 05/29/1958             November 2001); Section Manager of Fund Accounting, Stein Roe
                                      Mutual Funds (July 1998 - August 1999); and Financial
                                      Reporting Analyst, Stein Roe Mutual Funds (August 1997 - July
                                      1998).
--------------------------------------------------------------------------------------------------------------------
Jeffrey Bernstein                     Senior Vice President (since October 1999) of ING Investments,
7337 E. Doubletree Ranch Rd.          LLC and Senior Portfolio Manager (since October 2001) for ING
Scottsdale, Arizona 85258             Advisors, Inc. and ING Investments, LLC.  Formerly, Portfolio
Date of Birth: 11/21/1966             Manager, Northstar Investment Management Corporation, whose name changed to Pilgrim Advisors, Inc. and subsequently became part of ING Investments, LLC (May 1998 to October 1999); Portfolio
                                      Manager, Strong Capital Management (1997 to May 1998); and Portfolio
                                      Manager, Berkeley Capital (1995 to 1997).
--------------------------------------------------------------------------------------------------------------------
James A. Vail                         Senior Vice President for ING Investments, LLC (since June
7337 E. Doubletree Ranch Rd.          2001) and Portfolio Manager of ING Investments, LLC and ING
Scottsdale, Arizona 85258             Advisors, Inc. (since October 2001).  Formerly, Vice
Date of Birth: 12/21/1944             President, Lexington Management Corporation (which was
                                      acquired by ING Investments, LLC's parent company in July
                                      2000) (1991 to 2000); and has held investment research
                                      positions with Chemical Bank, Oppenheimer & Co., Robert
                                      Fleming, Inc. and Beacon Trust Company, where he was a Senior
                                      Investment Analyst.
--------------------------------------------------------------------------------------------------------------------
Richard T. Saler                      Senior Vice President and Director of International Equity
7337 E. Doubletree Ranch Rd.          Investment Strategy of ING Investments, LLC and ING Advisors,
Scottsdale, Arizona 85258             Inc. (since October 2001).  Formerly, Senior  Vice President
Date of Birth: 06/22/1961             Director of International Equity Strategy, Lexington
                                      Management Corporation (which was acquired by ING Investments,
                                      LLC's parent company in July 2000)(1986 to July 2000)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE                 POSITIONS HELD WITH THE FUND   TERM OF OFFICE AND LENGTH OF TIME SERVED(1)(2)
--------------------------------------------------------------------------------------------------------------------
Philip A. Schwartz                    Senior Vice President and      March 2002 to Present
7337 E. Doubletree Ranch Rd.          Senior Portfolio Manager       (for certain ING Funds)
Scottsdale, Arizona 85258             (Worldwide Growth,
Date of Birth: 08/21/1961             International, Emerging        July 2000 to March 2002
                                      Countries, and Russia Funds)   (for certain Pilgrim Funds)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE                 PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS (3)
--------------------------------------------------------------------------------------------------------------------
Philip A. Schwartz                    Senior Vice President and Director of International Equity
7337 E. Doubletree Ranch Rd.          Investment Strategy for ING Investments, LLC and ING Advisors,
Scottsdale, Arizona 85258             Inc. (since October 2001).  Formerly, Senior Vice President
Date of Birth: 08/21/1961             and Director of International Equity Strategy, Lexington
                                      Management Corporation (which was acquired by ING Investments,
                                      LLC's parent company in July 2000);
--------------------------------------------------------------------------------------------------------------------

(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2) Prior to May 1999, the Pilgrim family of funds consisted of 5 registrants with 8 series. As of May 24, 1999, the former Nicholas-Applegate Capital Management funds (consisting of 1 registrant with 11 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On November 16, 1999, the former Northstar funds (consisting of 9 registrants with 22 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On July 26, 2000, the former Lexington funds (consisting of 14 registrants with 14 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On March 23, 2001, the original ING funds (consisting of 2 registrants with 18 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On March 1, 2002, the former Aetna funds (consisting of 8 registrants with 50 series) joined the fund complex and the name of the fund complex name changed to "ING Funds.

(3) The following documents the evolution of the name of each ING corporate entity referenced in the above biographies:

ING Investments, LLC (March 2002 - name changed from ING Pilgrim Investments,
    LLC)
  ING Mutual Funds Management Co., LLC (April 2001 - merged into ING Pilgrim
   Investments, LLC)
  ING Pilgrim Investments, Inc. (February 2001 - merged into ING Pilgrim Investments, LLC)
  ING Pilgrim Investments, LLC (February 2001 - formed)
  ING Pilgrim Investments, Inc. (September 2000 - name changed from Pilgrim
    Investments, Inc.)
  Pilgrim Advisors, Inc.** (April 2000 - merged into Pilgrim Investments, Inc.) Pilgrim Investments, Inc. (October 1998 - name changed from Pilgrim America
    Investments, Inc.)
  Pilgrim America Investments, Inc. (April 1995 - name changed from Newco
    Advisory Corporation)
  Newco Advisory Corporation (December 1994 - incorporated)


** Pilgrim Advisors, Inc. (November 1999 - name changed from Northstar Investment Management Corporation)


ING Funds Distributor, LLC (October 2002 - name changed from ING Funds
  Distributor,Inc.)
  ING Funds Distributor, Inc. (March 2002 - name changed from ING Pilgrim
   Securities, Inc.)
  ING Pilgrim Securities, Inc. (September 2000 - name changed from Pilgrim
   Securities, Inc.)
  Northstar Distributors Inc. (November 1999 - merged into Pilgrim Securities,
   Inc.)
  Pilgrim Securities, Inc.  (October 1998 - name changed from Pilgrim America
   Securities, Inc.)
  Pilgrim America Securities, Inc. (April 1995 - name changed from Newco
   Distributors Corporation)
  Newco Distributors Corporation (December 1994 - incorporated)


ING Funds Services, LLC (March 2002 - name changed from ING Pilgrim Group, LLC)
  ING Pilgrim Group, Inc. (February 2001 - merged into Pilgrim Group LLC)
  ING Pilgrim Group, LLC (February 2001 - formed)
  ING Pilgrim Group, Inc. (September 2000 - name changed from Pilgrim Group,
    Inc.)
  Lexington Global Asset Managers, Inc. (July 2000 - merged into Pilgrim Group,
    Inc.)
  Northstar Administrators, Inc. (November 1999 - merged into Pilgrim Group,
   Inc.)
  Pilgrim Group, Inc. (October 1998 - name changed from Pilgrim American Group,
    Inc.)
  Pilgrim America Group, Inc. (April 1995 - name changed from Newco Holdings
    Management Corporation)
  Newco Holdings Management Corporation (December 1994 - incorporated)

ING Capital Corporation, LLC (March 2002 - name changed from ING Pilgrim Capital
  Corporation, LLC)
   ING Pilgrim Capital Corporation (February 2001 - merged into ING Pilgrim
      Capital Corporation, LLC)
   ING Pilgrim Capital Corporation, LLC (February 2001 - formed)
   ING Pilgrim Capital Corporation (September 2000 - name changed from Pilgrim
     Capital Corporation)
   Pilgrim Capital Corporation (February 2000 - name changed from Pilgrim
     Holdings Corporation)
   Pilgrim Holdings Corporation (October 1999 - name changed from Northstar
     Holdings, Inc.)
  Northstar Holdings, Inc. (October 1999 - merged into Pilgrim Capital
    Corporation)
  Pilgrim Capital Corporation (June 1999 - name changed from Pilgrim America
    Capital Corporation)
Pilgrim Capital Corporation (June 1999 - merged into Pilgrim America Capital
    Corporation)
Pilgrim America Capital Corporation (April 1997 - incorporated)

ING Advisors, Inc. (March 2002 - name changed from ING Pilgrim Advisors, Inc.)
     ING Pilgrim Advisors, Inc. (March 2001 - name changed from ING Lexington
       Management Corporation)
     ING Lexington Management Corporation (October 2000 name changed from
       Lexington Management Corporation)
     Lexington Management Corporation (December 1996 - incorporated)


ING Quantitative Management, Inc. (September 2002- Dissolved)
   ING Quantitative Management, Inc. (March 2002 - name changed from ING Pilgrim Quantitative Management, Inc.)

ING Pilgrim Quantitative Management, Inc. ( March 2001 - name changed from
  Market Systems Research Advisors)
Market Systems Research Advisors, Inc. ( November 1986 - incorporated)

BOARD OF TRUSTEES


         The Board of Trustees governs each Fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.


Committees


         An Executive Committee of the Board of Trustees was formed in order to act on behalf of the full Board of Trustees between meetings when necessary. The following Trustees serve as members of the Executive Committee: Messrs. Turner, McInerney, May and Patton. Mr. Turner serves as Chairman of the Committee. The Executive Committee held four (4) meetings during the fiscal year ended October 31, 2002.



         The Board of Trustees has an Audit Committee whose function is to meet with the independent accountants of each Trust to review the scope of the Trust's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of Messrs. Doherty, Earley, Rieke, Vincent, and Wedemeyer. Mr. Rieke serves as Chairman of the Committee. The Audit Committee held four (4) meetings during the fiscal year ended October 31, 2002.



         The Board of Trustees has formed a Valuation Committee whose function is to review the determination of the value of securities held by the Funds for which market quotations are not available. The Valuation Committee currently consists of Dr. Gitenstein and Messrs. May, Patton, and Putnam. Mr. Patton serves as Chairman of the Committee. The Valuation Committee held five (5) meetings during the fiscal year ended October 31, 2002.



         The Board of Trustees has established a Nominating Committee for the purpose of considering and presenting to the Board of Trustees candidates it proposes for nomination to fill Independent Trustee vacancies on the Board of Trustees. The Nominating Committee currently consists of Dr. Gitenstein and Messrs. Doherty, May, and Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held one (1) meeting during the fiscal year ended October 31, 2002.



         The Board of Trustees has established an Investment Review Committee that will monitor the investment performance of the Funds and to make recommendations to the Board of Trustees with respect to the Funds. The Committee for the international funds currently consists of Dr. Gitenstein and Messrs. Patton, Turner, and Wedemeyer. Mr. Wedemeyer serves as Chairman of the Committee. The Investment Review Committees held four (4) meetings during the fiscal year ended October 31, 2002.

TRUSTEE OWNERSHIP OF SECURITIES


      SHARE OWNERSHIP POLICY



         In order to further align the interests of the Independent Trustees with shareholders, it is the policy to own, beneficially, shares of one or more ING Funds at all times. For this purpose, beneficial ownership of Fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Fund.



         Under this Policy, the initial value of investments in the ING Funds that are beneficially owned by a Trustee must equal at least $50,000. Existing Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any Fund investments will not cause a Trustee to have to make any additional investments under this Policy. SET FORTH BELOW IS THE DOLLAR RANGE OF EQUITY SECURITIES OWNED BY EACH TRUSTEE:



---------------------------------------------------------------------------------------------------------------------------------
     NAME OF TRUSTEE                    DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND AS OF DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------------------------------
                                             EMERGING     GLOBAL REAL      GLOBAL      INTERNATIONAL  INTERNATIONAL   PRECIOUS
                           INTERNATIONAL     COUNTRIES                   TECHNOLOGY
                             VALUE FUND        FUND       ESTATE FUND       FUND           FUND       SMALLCAP FUND  METALS FUND
---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
Paul S. Doherty                None            None          None          None           None            None          None
---------------------------------------------------------------------------------------------------------------------------------
J. Michael Earley(1)           None            None          None          None           None            None          None
---------------------------------------------------------------------------------------------------------------------------------
R. Barbara Gitenstein(1)       None           $     1 -      None          None           None            None          None
                                              $10,000
---------------------------------------------------------------------------------------------------------------------------------
Walter H. May              Over $  100,000     None          None          None           None            None          None
---------------------------------------------------------------------------------------------------------------------------------
Jock Patton                    None           $     1 -      None          None           None            None          None
                                              $  10,000
---------------------------------------------------------------------------------------------------------------------------------
David W. C. Putnam             None            None          None          None           None            None          None
---------------------------------------------------------------------------------------------------------------------------------
Blaine E. Rieke                None            None          None          None           None            None          None
---------------------------------------------------------------------------------------------------------------------------------
Roger B. Vincent(1)            None            None          None          None           None            None          None
---------------------------------------------------------------------------------------------------------------------------------
Richard A. Wedemeyer           None            None          None          None           None            None          None
---------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE
"INTERESTED PERSONS"
---------------------------------------------------------------------------------------------------------------------------------
R. Glenn Hilliard(1)           None            None          None          None       Over $100,000       None          None
---------------------------------------------------------------------------------------------------------------------------------
Thomas J. McInerney             $1-$10,000     None          None          None           None            None          None
---------------------------------------------------------------------------------------------------------------------------------
John G. Turner                  $   10,001-    None          None          None           None        $1-$10,000        None
---------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------
                                   AGGREGATE DOLLAR RANGE
                                  OF EQUITY SECURITIES IN
                                    ALL REGISTERED
                                  INVESTMENT COMPANIES
                                  OVERSEEN BY DIRECTOR IN
                                   FAMILY OF INVESTMENT
     NAME OF TRUSTEE                   COMPANIES
-------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------
Paul S. Doherty                       Over $100,000
-------------------------------------------------------------
J. Michael Earley (1)           $  10,001 - $50,000
-------------------------------------------------------------
R. Barbara Gitenstein (1)       $ 50,001 - $100,000
-------------------------------------------------------------
Walter H. May                         Over $100,000
-------------------------------------------------------------
Jock Patton                     $ 50,001 - $100,000
-------------------------------------------------------------
David W. C. Putnam                    Over $100,000
-------------------------------------------------------------
Blaine E. Rieke                 $ 50,001 - $100,000
-------------------------------------------------------------
Roger B. Vincent (1)                  Over $100,000
-------------------------------------------------------------
Richard A. Wedemeyer            $  10,001 - $50,000
-------------------------------------------------------------
TRUSTEES WHO ARE
  "INTERESTED PERSONS"
-------------------------------------------------------------
R. Glenn Hilliard(1)                  Over $100,000
-------------------------------------------------------------
Thomas J. McInerney             $ 50,001 - $100,000
-------------------------------------------------------------
John G. Turner                        Over $100,000
-------------------------------------------------------------
                                $  50,000
-------------------------------------------------------------


(1)   Commenced service as a Trustee on February 26, 2002.

-------------------------------------------------------------------------------------------------------------
                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                                                  REGISTERED INVESTMENT
                                                                                  COMPANIES OVERSEEN BY
                                  DOLLAR RANGE OF EQUITY SECURITIES IN EACH       DIRECTOR IN FAMILY OF
        NAME OF TRUSTEE                  FUND AS OF DECEMBER 31,2002               INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------
                                   RUSSIA FUND       WORLDWIDE GROWTH FUND
-------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------
Paul S. Doherty                        None                 None                       Over $100,000
-------------------------------------------------------------------------------------------------------------
J. Michael Earley (1)                  None                 None                $   10,001 - $50,000
-------------------------------------------------------------------------------------------------------------
R. Barbara Gitenstein (1)       $  1 - $10,000              None                $  50,001 - $100,000
------------------------------------------------------------------------------------------------------------
Walter H. May                          None                 None                       Over $100,000
-------------------------------------------------------------------------------------------------------------
Jock Patton                            None          $       1 - $10,000        $  50,001 - $100,000
-------------------------------------------------------------------------------------------------------------
David W. C. Putnam                     None                 None                       Over $100,000
-------------------------------------------------------------------------------------------------------------
Blaine E. Rieke                        None          $  10,001 - $50,000        $  50,001 - $100,000
-------------------------------------------------------------------------------------------------------------
Roger B. Vincent (1)                   None                 None                       Over $100,000
-------------------------------------------------------------------------------------------------------------
Richard A. Wedemeyer                   None                 None                $   10,001 - $50,000
-------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE "INTERESTED
PERSONS"
-------------------------------------------------------------------------------------------------------------
R. Glenn Hilliard (1)                  None                 None                       Over $100,000
-------------------------------------------------------------------------------------------------------------
Thomas J. McInerney                    None                 None                $  50,001 - $100,000
-------------------------------------------------------------------------------------------------------------
John G. Turner                         None          $  10,001 - $50,000               Over $100,000
-------------------------------------------------------------------------------------------------------------


(1)   Commenced service as a Trustee on February 26, 2002.

INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES











         Set forth in the table below is information regarding each Independent Trustees (and his or her immediate family members) share ownership in securities of the ING Funds investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies) as of December 31,2002

-----------------------------------------------------------------------------------------------------------------------
     NAME OF DIRECTOR        NAME OF OWNERS
                            AND RELATIONSHIP                                             VALUE OF      PERCENTAGE OF
                               TO DIRECTOR         COMPANY         TITLE OF CLASS       SECURITIES         CLASS
-----------------------------------------------------------------------------------------------------------------------
PAUL S. DOHERTY                    N/A               N/A                N/A                 $0              N/A
-----------------------------------------------------------------------------------------------------------------------
J. MICHAEL EARLEY(1)               N/A               N/A                N/A                 $0              N/A
-----------------------------------------------------------------------------------------------------------------------
R. BARBARA GITENSTEIN(1)           N/A               N/A                N/A                 $0              N/A
-----------------------------------------------------------------------------------------------------------------------
WALTER H. MAY                      N/A               N/A                N/A                 $0              N/A
-----------------------------------------------------------------------------------------------------------------------
JOCK PATTON                        N/A               N/A                N/A                 $0              N/A
-----------------------------------------------------------------------------------------------------------------------
DAVID W. C. PUTNAM                 N/A               N/A                N/A                 $0              N/A
-----------------------------------------------------------------------------------------------------------------------
BLAINE E. RIEKE                    N/A               N/A                N/A                 $0              N/A
-----------------------------------------------------------------------------------------------------------------------
ROGER B. VINCENT(1)                N/A               N/A                N/A                 $0              N/A
-----------------------------------------------------------------------------------------------------------------------
RICHARD A. WEDEMEYER               N/A               N/A                N/A                 $0              N/A
-----------------------------------------------------------------------------------------------------------------------


(1)   Commenced service as a Trustee on February 26, 2002.

COMPENSATION OF TRUSTEES


         Each Fund pays each Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $40,000 (Messrs. Patton and May, as lead directors, receive an annual retainer of $50,000); (ii) $7,000 for each in person meeting of the Board; (iii) $2,000 per attendance of any committee meeting; (iv) $2,000 per telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the funds managed by the Investment Adviser for which the Trustees serve in common as Trustees.



         The following table sets forth information regarding compensation of Trustees by each Fund or Company and other funds managed by the Investment Adviser for the year ended December 31, 2002. Officers of the Funds and Trustees who are interested persons of the Funds do not receive any compensation from the Fund or any other funds managed by the Investment Adviser.



                                COMPENSATION TABLE

NAME OF             AGGREGATE       AGGREGATE     AGGREGATE     AGGREGATE      AGGREGATE      AGGREGATE
PERSON,            COMPENSATION    COMPENSATION   COMPENSATION  COMPENSATION   COMPENSATION  COMPENSATION
POSITION              FROM            FROM          FROM          FROM           FROM            FROM
                  INTERNATIONAL     EMERGING      WORLDWIDE   INTERNATIONAL  INTERNATIONAL      RUSSIA
                    SMALLCAP     COUNTRIES FUND  GROWTH FUND      FUND        VALUE FUND         FUND
---------------------------------------------------------------------------------------------------------
PAUL S.DOHERTY        1,104            413           705           252           8,559             248
TRUSTEE
---------------------------------------------------------------------------------------------------------
ALAN L.GOSULE
(2)                     372            396           313            79           2,667              71
TRUSTEE
---------------------------------------------------------------------------------------------------------

                      AGGREGATE    AGGREGATE     AGGREGATE      PENSION OR        ESTIMATED            TOTAL
                     COMPENSATI  COMPENSATION  COMPENSATION     RETIREMENT         ANNUAL        COMPENSATION FROM
NAME OF                 FROM         FROM          FROM          BENEFITS         BENEFITS      REGISTRANT AND FUND
PERSON,               PRECIOUS      GLOBAL        GLOBAL      ACCRUED AS PART       UPON         COMPLEX PAID TO
POSITION            METALS FUND   TECHNOLOGY    REAL ESTATE    OF EXPENSES       RETIREMENT(5)  DIRECTORS/TRUSTEES(1)(4)
                    -----------  ----------    ------------   ---------------    ------------  --------------------
Paul S.Doherty        163           161          93              -                  -           76,532
Trustee
--------------        ---           ---          --          ---------          ---------       ------
Alan L.Gosule
(2)                    61            86          24              -                  -           12,500
Trustee

-----------------------------------------------------------------------------------------------------------------------
                            Aggregate
                          Compensation                       Aggregate      Aggregate       Aggregate
                              From          Aggregate      Compensation    Compensation    Compensation     Aggregate
                          International    Compensation        From            From            From        Compensation
     Name of              SmallCap        From Emerging       Worldwide    International   International      From
Person, Position           Growth Fund    Countries Fund    Growth Fund        Fund          Value Fund    Russia Fund
-----------------------------------------------------------------------------------------------------------------------
WALTER H. MAY
TRUSTEE                      1,311            490               740            266            10,031           347
-----------------------------------------------------------------------------------------------------------------------
THOMAS J. MCINERNEY(3)
TRUSTEE                          -              -                 -              -                 -             -
-----------------------------------------------------------------------------------------------------------------------
JOCK PATTON
TRUSTEE                      1,561            583               999            327            12,060           414
-----------------------------------------------------------------------------------------------------------------------
DAVID W.C. PUTNAM
TRUSTEE                      1,104            413               705            233             8,418           292
-----------------------------------------------------------------------------------------------------------------------
BLAINE E. RIEKE
TRUSTEE                      1,073            401               678            226             8,208           287
-----------------------------------------------------------------------------------------------------------------------
JOHN G. TURNER(3)
TRUSTEE                          -              -                 -              -                 -             -
-----------------------------------------------------------------------------------------------------------------------
RICHARD A. WEDEMEYER         1,353            506               740            417            10,446           359
TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
ROGER VINCENT
TRUSTEE(6)                   1,090            408               687            230             8,209           291
-----------------------------------------------------------------------------------------------------------------------
BARBARA GITENSTEIN
TRUSTEE(6)                   1,306            488               835            272            10,235           351
-----------------------------------------------------------------------------------------------------------------------
J. MICHAEL EARLEY
TRUSTEE(6)                   1,056            395               668            222             8,052           283
-----------------------------------------------------------------------------------------------------------------------
R. GLENN HILLIARD(3)(6)          -              -                 -              -                 -             -
-----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Total
                                                                                                               Compensation
                                                                                   Pension or                      From
                                                                                   Retirement    Estimated     Registrant
                                              Aggregate       Aggregate             Benefits       Annual        and Fund
                            Aggregate       Compensation     Compensation           Accrued       Benefits      Complex Paid
                           Compensation      From Global      from Global          As Part of       Upon       to Directors/
     Name of              From Precious      Technology       Real Estate             Fund        Retirement    Trustees (1)
Person, Position           Metals Fund          Fund             Fund               Expenses          (5)           (4)
-----------------------------------------------------------------------------------------------------------------------------
WALTER H. MAY
TRUSTEE                       269               195                11                                              88,288
-----------------------------------------------------------------------------------------------------------------------------
THOMAS J. MCINERNEY(3)          -                 -                 -                  -              -                 -
TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
JOCK PATTON
TRUSTEE                       322               314               130                  -              -            88,759
-----------------------------------------------------------------------------------------------------------------------------
DAVID W.C. PUTNAM
TRUSTEE                       225               150                93                  -              -            76,855
-----------------------------------------------------------------------------------------------------------------------------
BLAINE E. RIEKE               220               169                91                  -              -            74,771
TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
JOHN G. TURNER(3)               -                 -                 -                  -              -                 -
TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
RICHARD A. WEDEMEYER          277               189               112                  -              -            70,133
TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
ROGER VINCENT
TRUSTEE(6)                    221               144                94                  -              -            76,011
-----------------------------------------------------------------------------------------------------------------------------
BARBARA GITENSTEIN             272               166               108                  -              -            50,658
TRUSTEE(6)
-----------------------------------------------------------------------------------------------------------------------------
J. MICHAEL EARLEY             216               134                90                  -              -            48,304
TRUSTEE(6)
-----------------------------------------------------------------------------------------------------------------------------
R. GLENN                        -                 -                 -                  -              -                 -
HILLIARD(3)(6)
-----------------------------------------------------------------------------------------------------------------------------


(1) Director/Trustee compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.


(2) Resigned as a Trustee effective December 28, 2001. Mr. Gosule is a partner at Clifford Chance Rogers and Wells LLP, which has provided legal services to certain ING Funds. Mr. Gosule was paid $132,500 upon his retirement pursuant to a retirement policy adopted by the ING Funds. Mr. Gosule satisfied the criteria for such payment (which was equal to twice the compensation normally paid to him for one year of service) since he served as an Independent Director/Trustee for certain ING Funds for 5 years prior to his resignation.

(3) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with the investment adviser to the ING Funds. Officers and Directors/Trustees who are interested persons do not receive any compensation from the Funds.



(4) Represents compensation from 93 funds (total in complex as of December 31, 2002).



(5) The ING Funds have adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.



(6)     Commenced service as a Trustee on February 26, 2002.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS



         Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of the company. A control person may be able to take actions regarding its Fund without the consent or approval of shareholders. As of January 31, 2003, ING Investments, LLC owned 88.52% of the Global Real Estate Fund and, therefore, is a control person of the Fund.



         As of January 31, 2003, the Trustees and officers as a group owned less than 1% of any class of each Fund's outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the ING Funds, except as follows:



-------------------------------------------------------------------------------------------------------------
                                                          CLASS AND TYPE OF      PERCENTAGE     PERCENTAGE
     FUND                    ADDRESS                          OWNERSHIP           OF CLASS        OF FUND
-------------------------------------------------------------------------------------------------------------
                      SALOMON SMITH BARNEY INC
                      388 GREENWICH STREET                 Class A
                      NEW YORK NY 10013-2339               Beneficial Owner         5.98%          3.42%

                      MLPF & S FOR THE SOLE BENEFIT
                      OF THE CUSTOMERS
                      ATTN: FUND ADMINISTRATION
                      4800 DEER LAKE DR EAST 3RD FLOOR     Class A
                      JACKSONVILLE FL 32246-6484           Beneficial Owner         5.87%          3.36%

                      CHARLES SCHWAB & CO INC
                      101 MONTGOMERY STREET
ING Emerging          11TH FLOOR                           Class A
Countries Fund        SAN FRANCISCO CA 94104-4122          Beneficial Owner        18.64%         10.67%
-------------------------------------------------------------------------------------------------------------
                      MLPF & S FOR THE SOLE
                      BENEFIT OF THE CUSTOMERS
                      ATTN: FUND ADMINISTRATION
ING Emerging          4800 DEER LAKE DR EAST 3RD FLOOR     Class B
Countries Fund        JACKSONVILLE FL 32246-6484           Beneficial Owner        16.67%          2.38%
-------------------------------------------------------------------------------------------------------------
                      MLPF & S FOR THE SOLE BENEFIT OF
                      THE CUSTOMERS
                      ATTN: FUND ADMINISTRATION
ING Emerging          4800 DEER LAKE DR EAST 3RD FLOOR     Class C
Countries Fund        JACKSONVILLE FL 32246-6484           Beneficial Owner        24.29%          2.27%
-------------------------------------------------------------------------------------------------------------
                      CHARLES SCHWAB & CO INC
                      101 MONTGOMERY STREET
                      11TH FLOOR                           Class Q
                      SAN FRANCISCO CA 94104-4122          Beneficial Owner        41.93%          7.59%

                      FIRST UNION NATIONAL BANK
ING Emerging          OMNIBUS REINVEST/REINVEST            Class Q
Countries Fund        1525 W WT HARRIS BLVD                Beneficial Owner         5.95%          1.07%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                          CLASS AND TYPE OF    PERCENTAGE     PERCENTAGE
     FUND                       ADDRESS                       OWNERSHIP         OF CLASS       OF FUND
-------------------------------------------------------------------------------------------------------------
                      CHARLOTTE NC 28262-8522

                      NATIONAL INVESTOR SERVICES FBO
                      508-18706-27
                      55 WATER STREET,
                      32ND FLOOR                           Class Q
                      NEW YORK NY 10041-0028               Beneficial Owner      5.11%          .92%
-------------------------------------------------------------------------------------------------------------
                      ROBERT F BUIE & PAMELA I BUIE TTEE
                      ROBERT F & PAMELA I BUIE TRUST U/A
 ING Emerging         11260 EL CAMINOREAL #200             Class M
 Countries Fund       SAN DIEGO CA 92130-2676              Shareholder           6.47%          .07%
-------------------------------------------------------------------------------------------------------------
                      NATIONAL NEDERLANDEN INTERVEST
                      II BV C/O JAN DE GRAAF
                      ING REAL ESTATE
                      SCENKKADE 65 DEN HAGUE
ING Global Real       PO BOX 90463 2509 LL                 Class A
Estate Fund           DEN HAGUE NETHERLANDS                Beneficial Owner     96.39%         88.52%
-------------------------------------------------------------------------------------------------------------
                      FIRST CLEARING CORPORATION
                      A/C 4731-4787
                      KENT FAMILY TRUST
                      GERALD I KENT & BARBARA A KENT
                      9425 CAMINO SANTA FE       Class B
                      SAN DIEGO CA 92127-5714             Beneficial Owner     11.66%          .36%

                      BNY CLEARING SERVICES LLC
                      A/C 7687-0690
                      JAMES E SAMLASKA
ING Global Real       111 E KILBOURN AVE                   Class B
Estate Fund           MILWAUKEE WI 53202-6633              Beneficial Owner     21.11%          .66%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                         CLASS AND TYPE OF    PERCENTAGE     PERCENTAGE
     FUND                    ADDRESS                        OWNERSHIP         OF CLASS       OF FUND
-------------------------------------------------------------------------------------------------------------
                      NFSC FEBO  # 0S3-027103
                      NFS/FMTC IRA
                      FBO GEORGE FALCONER
                      3412 SW PUTNAM COURT                 Class C
                      STUART FL 34997                      Beneficial Owner          5.46%          .28%

                      NFSC FEBO # 0S3-048445
                      AUSTIN FAMILY TRUST
                      JAMES E D AUSTIN
                      2546 NW 24TH CIR                     Class C
                      CAMAS WA 98607-8011                  Shareholder               5.20%          .26%

                      NFSC FEBO # 0S3-000248
                      MICHAEL C HAWLEY
                      WINNIFRED H HAWLEY
                      42 CHESTNUT ST                       Class C
                      BOSTON MA 02108-3507                 Shareholder              10.56%          .53%

                      NFSC FEBO # 0S3-005088
                      TUAN HA-NGOC
                      8 KITSON PARK DR                     Class C
                      LEXINGTON MA 02421-8109              Shareholder               6.32%          .32%

                      NFSC FEBO # 0S3-028541
                      GARY J BOWEN
                      BARBARA BOWEN
                      90 MARLBOROUGH ST APT 7              Class C
                      BOSTON MA 02116-2021                 Shareholder               8.79%          .44%

                      NFSC FEBO # 0S3-133361
                      ROBERT F HALLAGAN
                      HEIDRICK F STRUGGLES INC
                      150 FEDERAL ST # 2700                Class C
                      BOSTON MA 02110-1713                 Beneficial Owner          7.04%          .36%

                      NFSC FEBO  # 0S3-202754
                      GENE M HENDERSON
                      GLENDA K HENDERSON
                      1000 SOUTH POINTE DRIVE
ING Global Real       UNIT 401                             Class C
Estate Fund           MIAMI BEACH FL 33139-7320            Beneficial Owner          5.61%          .28%
-------------------------------------------------------------------------------------------------------------
                      OUTPUT AUDIT CASH ACCOUNT
                      DST SYSTEMS INC
                      330 W 9TH ST FL 2                    Class Q
                      KANSAS CITY MO 64105-1514            Beneficial Owner         48.43%          .04%

                      FIDUCIARY AUDIT REINVEST
                      DST SYSTEMS INC
ING Global Real       330 W 9TH ST FL 2                    Class Q
Estate Fund           KANSAS CITY MO 64105-1514            Beneficial Owner         51.57%          .04%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                              CLASS AND TYPE OF    PERCENTAGE     PERCENTAGE
         FUND                       ADDRESS                       OWNERSHIP         OF CLASS       OF FUND
-------------------------------------------------------------------------------------------------------------
ING Global
Technology Fund       N/A                                    N/A                      N/A             N/A
--------------------------------------------------------------------------------------------------------------
ING Global
Technology Fund       N/A                                    N/A                      N/A             N/A
--------------------------------------------------------------------------------------------------------------
ING Global
Technology Fund       N/A                                    N/A                      N/A             N/A
--------------------------------------------------------------------------------------------------------------

                      ING NATIONAL TRUST
                      151 FARMINGTON AVE # 41
ING Global            HARTFORD CT 06156-0001                 Class I
Technology Fund                                              Beneficial Owner         100%           8.53%
--------------------------------------------------------------------------------------------------------------
                      MLPF&S FOR THE SOLE BENEFIT OF ITS
                      CUSTOMERS
                      ATTN FUND ADMINISTRATION 97PA6
                      4800 DEER LAKE DR EAST
                      2RD FL                                 Class A
                      JACKSONVILLE FL 32246-6484             Beneficial Owner        6.06%           2.75%

                      ING LIFE INSURANCE & ANNUITY CO
ING International     I51 FARMINGTON AVE                     Class A
Fund                  HARTFORD CT 06156-0001                 Beneficial Owner       30.07%         113.65%
--------------------------------------------------------------------------------------------------------------
                      MLPF&S FOR THE SOLE BENEFIT OF ITS
                      CUSTOMERS A/C 72885A40
                      ATTN: FUND ADMINISTRATION
                      4800 DEER LAKE DRIVE EAST
ING International     2ND FLR                                Class B
Fund                  JACKSONVILLE FL 32246-6484             Beneficial Owner       18.07%           2.62%
--------------------------------------------------------------------------------------------------------------
                      MLPF&S FOR THE SOLE BENEFIT OF ITS
                      CUSTOMERS
                      ATTN: FUND ADMINISTRATION
ING International     4800 DEER LAKE DRIVE EAST 2ND FLR      Class C
Fund                  JACKSONVILLE FL 32246-6484             Beneficial Owner       42.15%           7.64%
--------------------------------------------------------------------------------------------------------------
                      ING NATIONAL TRUST
ING International     151 FARMINGTON AVE # 41                Class I
Fund                  HARTFORD CT 06156-0001                 Beneficial Owner       99.99%         111.92%
--------------------------------------------------------------------------------------------------------------
                      CHARLES SCHWAB & CO INC
                      101 MONTGOMERY STREET
                      11TH FLOOR
                      SAN FRANCISCO CA 94104-4122            Class Q
                                                             Beneficial Owner       81.15%           8.18%
                      ING NATIONAL TRUST
ING International     151 FARMINGTON AVE # 41                Class Q
Fund                  HARTFORD CT 06156-0001                 Beneficial Owner       15.06%           1.52%
--------------------------------------------------------------------------------------------------------------
                      MLPF & S FOR THE SOLE BENEFIT OF THE
                      CUSTOMERS
                      ATTN: FUND ADMINISTRATION
ING International     4800 DEER LAKE DR EAST
SmallCap Growth       3RD FLOOR JACKSONVILLE                 Class A
Fund                  FL 32246-6484                          Beneficial Owner       16.77%           7.17%
--------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                             CLASS AND TYPE OF    PERCENTAGE     PERCENTAGE
         FUND                       ADDRESS                      OWNERSHIP         OF CLASS       OF FUND
-------------------------------------------------------------------------------------------------------------
                      CHARLES SCHWAB & CO INC
                      CLEARING ACCOUNT
                      FBO OF THEIR CUSTOMERS
                      101 MONTGOMERY ST                      Class A
                      SAN FRANCISCO CA 94104-4122            Beneficial Owner       6.60%           2.82%
-------------------------------------------------------------------------------------------------------------
                      LPF & S FOR THE SOLE BENEFIT OF THE
                      CUSTOMERS
                      ATTN: FUND ADMINISTRATION
                      4800 DEER LAKE DR EAST
ING International     3RD FLOOR                              Class B
SmallCap Growth Fund  JACKSONVILLE FL 32246-6484             Beneficial Owner      18.36%           3.22%
-------------------------------------------------------------------------------------------------------------
                      MLPF & S FOR THE SOLE BENEFIT OF
                      THE CUSTOMERS
                      ATTN: FUND ADMINISTRATION
                      4800 DEER LAKE DR EAST
ING International     3RD FLOOR                              Class C
SmallCap Growth Fund  JACKSONVILLE FL 32246-6484             Beneficial Owner      20.72%           3.43%
-------------------------------------------------------------------------------------------------------------
                      CHARLES SCHWAB & CO INC
                      101 MONTGOMERY STREET
                      11TH FLOOR                             Class Q
                      SAN FRANCISCO CA 94104-4122            Beneficial Owner      59.58%           13.77%

                      EQUITABLE LIFE FOR SEPARATE ACCOUNT
                      65 ON BEHALF OF VARIOUS EXPEDITER
                      401K PLANS
                      200 PLAZA DR HM-2
ING International     ATTN: KEN BUTKA                        Class Q
SmallCap Growth Fund  SECAUCUS NJ 07094-3607                 Beneficial Owner       5.50%           1.27%
-------------------------------------------------------------------------------------------------------------
                      MLPF&S FOR THE SOLE BENEFIT OF ITS
                      CUSTOMERS
                      ATTN: FUND ADMINISTRATION
                      4800 DEER LAKE DRIVE EAST 2ND FL       Class A
                      JACKSONVILLE FL 32246-6484             Beneficial Owner      23.48%           11.66%

                      PRUDENTIAL SECURITIES INC
                      SPECIAL CUSTODY A/C FOR THE
                      EXCLUSIVE BENEFIT OF CUSTOMERS-PC
                      ATTN MUTUAL FUNDS
                      ONE NEW YORK PLAZA                     Class A
                      NEW YORK NY  10292-0001                Beneficial Owner       5.81%           2.88%

                      CHARLES SCHWAB & CO INC
                      SPECIAL CUSTODY ACCT FOR THE
                      EXCLUSIVE BENEFIT OF CUSTOMERS
                      ATTN MUTUAL FUNDS
ING International     101 MONTGOMERY ST                      Class A
Value Fund            SAN FRANCISCO CA  94104                Beneficial Owner       6.82%           3.39%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                             CLASS AND TYPE OF    PERCENTAGE     PERCENTAGE
         FUND                       ADDRESS                      OWNERSHIP         OF CLASS       OF FUND
-------------------------------------------------------------------------------------------------------------
                      MLPF&S FOR THE SOLE BENEFIT OF
                      ITS CUSTOMERS
                      ATTN: FUND ADMINISTRATION
ING International     4800 DEER LAKE DRIVE EAST              Class B
Value Fund            2ND FL JACKSONVILLE FL  32246-6484     Beneficial Owner        22.37%          3.13%
-------------------------------------------------------------------------------------------------------------
                      MLPF&S FOR THE SOLE BENEFIT OF
                      ITS CUSTOMERS
                      ATTN: FUND ADMINISTRATION
ING International     4800 DEER LAKE DRIVE EAST              Class C
Value Fund            2ND FL JACKSONVILLE FL 32246-6484      Beneficial Owner        25.31%          5.33%
-------------------------------------------------------------------------------------------------------------
                      CHARLES SCHWAB & CO INC
                      SPECIAL CUSTODY ACCT FOR THE
                      EXCLUSIVE BENE OF WHEAT FIRST
                      UNION
                      ATTN MUTUAL FUNDS
                      101 MONTGOMERY ST                      Class I
                      SAN FRANCISCO CA  94104-4122           Beneficial Owner        48.41%          6.90%

                      MAC & CO BNCF3308002
                      MUTUAL FUND OPS-TC
                      P.O. BOX 3198                          Class I
                      PITTSBURGH PA  15230-3198              Beneficial Owner         5.28%           .75%

                      LASALLE BANK NATIONAL ASSOCIATION
                      OMNIBUS 76
ING International     PO BOX 1443                            Class I
Value Fund            CHICAGO IL  60690-1443                 Beneficial Owner         8.85%           .26%
-------------------------------------------------------------------------------------------------------------
                      FIRST UNION NATIONAL
                      BANK OMNIBUS CASH A/C #9999999980
                      1525 W WT HARRIS BLVD # CMG-1151       Class Q
                      CHARLOTTE NC  28262-8522               Beneficial Owner        17.30%           .17%

                      MERCANTILE SAFE DEPOSIT & TRUST CO
                      FBO LIFEBRIDGE HEALTH A/C
                      3353907
ING International     766 OLD HAMMONDS FERRY RD              Class Q
Value Fund            LINTHICUM MD  21090-1317               Beneficial Owner         5.63%           .06%
-------------------------------------------------------------------------------------------------------------
                      CHARLES SCHWAB & CO INC
                      REINVEST ACCOUNT
                      ATT MUTUAL FUND DEPT
ING Precious Metals   101 MONTGOMERY ST                      Class A
Fund                  SAN FRANCISCO CA  94104-4122           Beneficial Owner        21.10%         21.10%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                             CLASS AND TYPE OF    PERCENTAGE     PERCENTAGE
         FUND                       ADDRESS                      OWNERSHIP         OF CLASS       OF FUND
-------------------------------------------------------------------------------------------------------------
                      CHARLES SCHWAB & CO INC
                      REINVEST ACCOUNT
                      ATT MUTUAL FUND DEPT
                      101 MONTGOMERY ST                      Class A
                      SAN FRANCISCO CA  94104-4122           Beneficial Owner       14.08%         14.08%

                      NFSC FEBO # X99-335649
                      ROBERT Q CRADDOCK
                      NORWOOD CLINIC
                      BOX C-230                              Class A
ING Russia Fund       BIRMINGHAM A AL  35283                 Beneficial Owner       10.06%         10.06%
------------------------------------------------------------------------------------------------------------
                      MLPF & S FOR THE SOLE BENEFIT OF THE
                      CUSTOMERS
                      ATTN: FUND ADMINISTRATION
                      4800 DEER LAKE DR EAST
                      3RD FLOOR                              Class A
                      JACKSONVILLE FL  32246-6484            Beneficial Owner       38.78%         16.34%

                      PRUDENTIAL SECURITIES INC
                      SPECIAL CUSTODY ACCT FOR THE
                      EXCLUSIVE BENEFIT OF CUSTOMERS-PC
                      ATTN MUTUAL FUNDS
                      1 NEW YORK PLAZA                       Class A
                      NEW YORK NY  10004-1901                Beneficial Owner        6.14%          2.59%

                      CHARLES SCHWAB & CO INC
                      CLEARING ACCOUNT
                      FBO OF THEIR CUSTOMERS
ING Worldwide Growth  101 MONTGOMERY ST                      Class A
Fund                  SAN FRANCISCO CA  94104-4122           Beneficial Owner        5.22%          2.20%
------------------------------------------------------------------------------------------------------------
                      MLPF & S FOR THE SOLE BENEFIT OF THE
                      CUSTOMERS
                      ATTN: FUND ADMINISTRATION
                      4800 DEER LAKE DR EAST
ING Worldwide Growth  3RD FLOOR                              Class B
Fund                  JACKSONVILLE FL  32246-6484            Beneficial Owner       25.97%          5.65%
------------------------------------------------------------------------------------------------------------
                      MLPF & S FOR THE SOLE BENEFIT OF THE
                      CUSTOMERS
                      ATTN: FUND ADMINISTRATION
                      4800 DEER LAKE DR EAST
ING Worldwide Growth  3RD FLOOR                              Class C
Fund                  JACKSONVILLE FL  32246-6484            Beneficial Owner       54.89%         17.36%
------------------------------------------------------------------------------------------------------------
                      CHARLES SCHWAB & CO INC
                      101 MONTGOMERY STREET
                      11TH FLOOR                             Beneficial Owner
                      SAN FRANCISCO CA  94104-4122           Class Q                26.38%          1.19%

ING Worldwide Growth  EQUITABLE LIFE FOR SEPARATE ACCOUNT
Fund                  65 ON BEHALF OF VARIOUS
------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                             CLASS AND TYPE OF    PERCENTAGE     PERCENTAGE
         FUND                       ADDRESS                      OWNERSHIP         OF CLASS       OF FUND
-------------------------------------------------------------------------------------------------------------
                      EXPEDITER 401K PLANS
                      200 PLAZA DR HM-2
                      ATTN: KEN BUTKA                        Class Q
                      SECAUCUS NJ  07094-3607                Beneficial Owner        5.42%         .24%

                      NATIONAL INVESTOR SERVICES FBO
                      ###-##-####
                      55 WATER STREET
                      32ND FLOOR                             Class Q
                      NEW YORK NY  10041-0028                Beneficial Owner       12.42%         .56%
-------------------------------------------------------------------------------------------------------------





INVESTMENT ADVISER


         The investment adviser for the ING Funds is ING Investments, LLC ("Investment Adviser" or "ING Investments") which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. The Investment Adviser, subject to the authority of the Trustees of the ING Funds, has the overall responsibility for the management of each ING Fund's portfolio subject to delegation of certain responsibilities to other investment advisers (each a "Sub-Adviser" and collectively, "Sub-Advisers"): Brandes Investment Partners, LLC ("Brandes") as the Sub-Adviser for the International Value Fund; Nicholas-Applegate Capital Management ("NACM") as the Sub-Adviser for the International SmallCap Growth Fund; ING Investment Management Advisors B.V. ("IIMA") as the Sub-Adviser to Global Technology Fund, Russia Fund and Emerging Countries Fund; and Clarion CRA Securities, L.P. ("CRA") as the Sub-Adviser to the Global Real Estate Fund. The Investment Adviser is a direct, wholly owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Groep N.V."). ING Groep N.V. is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.


         On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, the name of the Investment Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to April 30, 2001, ING Mutual Funds Management Co. LLC ("IMFC") served as investment adviser to certain of the ING Funds. On April 30, 2001, IMFC, an indirect wholly owned subsidiary of ING Groep N.V. that had been under common control with the Investment Adviser, merged with the Investment Adviser.

         The Investment Adviser serves pursuant to separate Investment Management Agreements between the Investment Adviser and each Trust. The Investment Management Agreements require the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the ING Funds, respectively. Pursuant to a sub-advisory agreement (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Investment Adviser has delegated certain management responsibilities to certain Sub-Advisers for several of the ING Funds. The Investment Adviser oversees the investment management of the Sub-Advisers for the ING Funds.

         Each Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board of Trustees, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. Each Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

         After an initial term, each Investment Management Agreement and Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Trustees or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

         In connection with their deliberations relating to each Fund's current Investment Management Agreement and Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered information that had been provided by ING Investments and the Sub-Advisers to the Funds that engage them. In considering the Investment Management Agreements and Sub-Advisory Agreements, the Board of Trustees considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. The factors considered by the Board of Trustees in reviewing the Investment Management Agreements included, but were not limited to, the following: (1) the performance of each Fund compared to performance of a peer group of funds; (2) the nature and quality of the services provided by ING Investments to the Funds; (3) the fairness of the compensation under the Investment Management Agreements in light of the services provided to the Funds; (4) the profitability to ING Investments from the Investment Management Agreements; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure; (6) the expenses borne by the Funds and a comparison of each Fund's fees and expenses to those of a peer group of funds; and (7) ING Investments' compliance capabilities and efforts on behalf of each Fund. The Board of Trustees also considered the total services provided by the Administrator as well as the fees the Administrator receives for such services.

         In considering each Investment Management Agreement, the Board of Trustees, including the Independent Trustees, did not identity any single factor as all-important or controlling. However, the Independent Trustees indicated that, generally, they initially scrutinized the performance of each Fund, including performance in relation to a peer group of funds and in relation to a benchmark index or a combination of indexes, and the fees paid by the Fund. With respect to Funds that had relatively poor performance in relation to a peer group of funds, the Independent Trustees considered the reasons given by management and the actions undertaken, or contemplated, by management to improve such performance.

         The factors considered by the Board of Trustees in reviewing the Sub-Advisory Agreements included, but were not limited to, the following: (1) the performance of the Funds; (2) the nature and quality of the services provided by the Sub-Advisers; (3) the fairness of the compensation under the Sub-Advisory Agreements in light of the services provided; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of each Sub-Adviser; and (5) the costs for the services of the Sub-Adviser. The Board of Trustees also considered the advisory fee retained by ING Investments for its services to sub-advised Funds.

         In reviewing the terms of each Investment Management Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreements and Sub-Advisory Agreements, the Independent Trustees were represented by independent legal counsel. Based upon its review, the Board of Trustees has determined that the Investment Management Agreements and Sub-Advisory Agreements are in the best interests of the Funds and their shareholders and that the Advisory and Sub-Advisory fees are fair and reasonable. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Trustees of each Fund, including the unanimous vote of the Independent Trustees, approved the Investment Management Agreements and Sub-Advisory Agreements.

         Each Investment Management Agreement is terminable without penalty upon notice given by the Board of Trustees or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon notice given by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).


         As of January 31, 2003, ING Investments had assets under management of over $32.4 billion.


                             INVESTMENT ADVISER FEES

         The Investment Adviser bears the expense of providing its services, and pays the fees of the Sub-Adviser (if any). For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

SERIES                                 ANNUAL INVESTMENT ADVISER FEE
Emerging Countries Fund         1.25% of the Fund's average daily net assets

Global Real Estate Fund         1.00% of the Fund's average daily net assets

Global Technology Fund          1.25% of the Fund's average daily net assets

International Fund              1.00% of the Fund's average daily net assets

International SmallCap Growth   1.00% of the first $500 million of the Fund's
Fund                            average net assets, 0.90% of the next
                                $500 million of average net assets, and 0.85% of
                                the average net assets in excess of $1 billion
International Value Fund        1.00% of the Fund's average daily net assets

Precious Metals Fund            1.00% on the first $50 million and 0.75%
                                thereafter

Russia Fund                     1.25% of the Fund's average daily net assets

Worldwide Growth Fund           1.00% of the first $500 million of the Fund's
                                average net assets, 0.90% of the next
                                $500 million of average net assets, and 0.85% of
                                the average net assets in excess of
                                $1 billion

                            TOTAL ADVISORY FEES PAID

The following charts set forth the total amounts the Funds paid to the Investment Adviser for the last three fiscal years:


-------------------------------------------------------------------------------------------------------------
                                               OCTOBER 31,     OCTOBER 31,         OCTOBER 31,      JUNE 30,
              FUND                                2002            2001               2000(1)          2000
-------------------------------------------------------------------------------------------------------------
Worldwide Growth Fund                        $  2,596,016    $  4,723,391        $  2,199,958    $  4,327,642
-------------------------------------------------------------------------------------------------------------
International SmallCap Growth Fund           $  3,749,882    $  5,329,734        $  2,362,535    $  4,285,711
-------------------------------------------------------------------------------------------------------------
Emerging Countries Fund                      $  1,620,152    $  1,924,552        $    969,468    $  2,773,339
-------------------------------------------------------------------------------------------------------------


-------------------------------
(1) Reflects four month period from July 1, 2000 to October 31, 2000. Effective July 26, 2000, the Funds changed their fiscal year end to

         October 31 from June 30.


--------------------------------------------------------------------------------------------
                                               OCTOBER 31                        DECEMBER 31
--------------------------------------------------------------------------------------------
            FUND                  2002           200 1              2000(1)           1999
--------------------------------------------------------------------------------------------
International Fund            $   583,867     $  421,204          $  228,277      $  224,416
--------------------------------------------------------------------------------------------
Precious Metals Fund          $   692,736     $  516,587          $  439,593      $  583,491
--------------------------------------------------------------------------------------------
Russia Fund                   $ 1,148,497     $  594,656          $  740,035      $  444,970
--------------------------------------------------------------------------------------------


------------------------------------
(1) For the ten months from January 1, 2000 to October 31, 2000. Effective July 26, 2000, International Fund, Precious Metals Fund, and Russia Fund changed their fiscal year end to October 31 from December 31.


--------------------------------------------------------------------------------
                                                   OCTOBER 31
--------------------------------------------------------------------------------
         FUND                         2002            2001               2000
--------------------------------------------------------------------------------
International Value Fund         $ 29,848,739    $ 23,993,859      $  15,936,553
--------------------------------------------------------------------------------
Global Real Estate Fund          $    276,570             N/A                N/A
--------------------------------------------------------------------------------
Global Technology Fund           $    525,071    $  1,005,614      $     918,541
--------------------------------------------------------------------------------


SUB-ADVISORY AGREEMENTS


         The Investment Management Agreement for certain ING Funds provides that the Investment Adviser, with the approval of a Trust's Board of Trustees, may select and employ investment advisers to serve as Sub-Adviser for any ING Fund, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Trustees and officers of a Trust who are employees of the Investment Adviser or its affiliates, and office rent of the Trustees. The Sub-Advisers pay all of their expenses arising from the performance of their obligations under the Sub-Advisory Agreements.


         Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Trusts are borne by the ING Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the ING Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Trust who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

         The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Trustees, on behalf of a Trust, or the shareholders of such Fund upon written notice. Otherwise, after an initial term, the Sub-Advisory Agreements will remain in effect for from year to year, subject to the annual approval of the appropriate Board of Trustees, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.


         Pursuant to a Sub-Advisory Agreement dated January 30, 2002 between ING Investments and Brandes, Brandes acts as Sub-Adviser to International Value Fund. In this capacity, Brandes, subject to the supervision and control of ING Investments and the Trustees of the Fund, manages the Fund's portfolio investments, consistently with its investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreements accrue daily and are paid monthly by ING Investments. Brandes' address is 11988 El Camino Real Ste. 500, P.O. Box 919048, San Diego, California 92191. Charles Brandes, who controls the general partner of Brandes, serves as one of the Managing Directors of Brandes.



         Pursuant to a Sub-Advisory Agreement dated October 29, 1999 between ING Investments and NACM, NACM acts as Sub-Adviser to International SmallCap Growth Fund. In this capacity, NACM, subject to the supervision and control of ING Investments and the Trustees of the Fund, manages the Fund's portfolio investments, consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. NACM's address is 600 West Broadway, 30th Floor, San Diego, California 92101. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership, the general partner of which is Nicholas-Applegate Capital Management Holdings, Inc., a California corporation owned by Arthur Nicholas.



         Pursuant to a Sub-Advisory Agreement dated September 23, 2002 (Global Technology Fund) and December 5, 2002 (Russia Fund and Emerging Countries Fund) between ING Investments and IIMA, IIMA serves as Sub-Adviser to the Global Technology Fund, Russia Fund and Emerging Countries Fund. In this capacity, IIMA, subject to the supervision and control of the Investment Adviser and the Trustees of the Funds, on behalf of the Funds, manages the Funds' portfolio investments consistently with the Fund's investment objective, and executes any of the Funds' investment policies that it deems appropriate to utilize from time to time. Located at Prinses Beatrixlaan 15, 2595 AK, The Hague, The Netherlands, IIMA operates under the collective management of ING Investment Management.



         Pursuant to a Sub-Advisory Agreement between ING Investments and CRA dated September 23, 2002, CRA serves as Sub-Adviser to the Global Real Estate Fund. In this capacity, CRA, subject to the supervision and control of the Investment Adviser and the Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Located at 259 Radnor-Chestor Road, Radnor, PA 19087, CRA is in the business of providing investment advice to institutional and individual clients.


         For the following Funds as compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:

SERIES                                ANNUAL SUB-ADVISORY FEE
Emerging Countries Fund               0.575% of the Fund's averaged daily net assets

Global Real Estate Fund               0.50% of the Fund's average daily net assets

Global Technology Fund                0.625% of the Fund's average daily net assets

International SmallCap Growth         0.50% of the first $500 million of the Fund's average net
                                      assets, 0.45% of the next $500 million of
                                      average net assets, and 0.425% of the
                                      average net assets in excess of $1 billion

International Value Fund              0.50% of the Fund's average daily net assets

Russia Fund                           0.60% of the Fund's average daily net assets

         Former Sub-Adviser for Emerging Countries Fund and Worldwide Growth Fund. NACM served as Sub-Adviser to Emerging Countries Fund and Worldwide Growth Fund through September 30, 2000. Prior to May 24, 1999, NACM was the investment adviser of these Funds, and neither of these Funds nor NACM paid portfolio management fees. For the fiscal year ended June 30, 2000, the Investment Adviser paid portfolio management fees to NACM of $6,050,290 and for the three-month period ended September 30, 2000 paid portfolio management fees of $2,221,967.


         Former Sub-Adviser for the Russia Fund. Troika Dialog Asset Management (Cayman Islands), Ltd. ("Troika Dialog") acted as Sub-Adviser to the Russia Fund until January 2, 2001. From January 2, 2001 until December 5, 2002, ING directly managed the Russia Fund. The Fund is now sub-advised by IIMA, as outlined above. The total amounts of sub-advisory fees paid by Russia Fund for the fiscal years ended December 31, 1998, 1999, and the ten month period from January 1, 2000 to October 31, 2000 were $398,191, $222,485, and $370,018, respectively.



Total Sub-Advisory Fees Paid by the Investment Adviser During the Fiscal Year Ended(*):



-------------------------------------------------------------------------------------------
                                                     OCTOBER 31                   JUNE 30
-------------------------------------------------------------------------------------------
            FUND                          2002         2001         2000(1)         2000
-------------------------------------------------------------------------------------------
International SmallCap Growth        $ 1,874,941   $ 2,664,867   $ 1,181,268    $ 2,137,981
-------------------------------------------------------------------------------------------


-------------------------
(1) Reflects four month period from July 1, 2000 to October 31, 2000. Effective July 26, 2000, the Fund changed its fiscal year end to October 31 from June 30.


                                              OCTOBER 31
------------------------------------------------------------------------
       FUND                       2002           2001            2000
------------------------------------------------------------------------
International Value          $ 14,924,369    $ 11,996,930    $ 3,582,411
------------------------------------------------------------------------
Global Technology            $    263,826    $    353,302    $   459,270
------------------------------------------------------------------------
Global Real Estate(1)        $    138,285             N/A            N/A
------------------------------------------------------------------------



(1)      Reflects 11 month period from November 5, 2001 to October 31 2002.



* IIMA did not become Sub-Adviser to the Emerging Countries Fund and the Russia Funds until December 5, 2002 and, therefore, the Investment Adviser paid no sub-advisory fees during the fiscal year ended October 31, 2002.


ADMINISTRATION

         ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for all Funds, pursuant to an Administrative Services Agreement. Subject to the supervision of the Board of Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Adviser under the Investment Management Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Investment Adviser. ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.



         Prior to November 1, 2000, ING Fund Services Co. LLC ("ING Fund Services") had entered into an Administrative Services Agreement with Global Real Estate Fund and Global Technology Fund, pursuant to which ING Fund Services performed or engaged third parties to perform account services and other services which included but were not limited to: (i) maintaining shareholder accounts; (ii) preparing shareholder statements, confirmations and shareholder lists; (iii) mailing shareholder statements, confirmations, prospectuses, statements of additional information, annual and semi-annual reports and proxy statements; (iv) tabulating proxies; (v) disbursement of dividends and other distributions; (vi) taxes on U.S. resident and non-resident accounts where applicable; (vii) preparation and filing of U.S. Treasury Department Forms 1099 and other appropriate forms required by applicable statutes, rules and regulations; and (viii) providing such other similar services directly to shareholder accounts.


         Prior to July 26, 2000, Lexington Management Corporation ("LMC") acted as administrator to International Fund, Russia Fund, and Precious Metals Fund, and performed certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparing financial information for semi-annual and annual reports, preparing registration statements, calculating net asset values, providing shareholder communications, supervising the Custodian and Transfer Agent and providing facilities for such services. The Funds reimbursed LMC for its actual cost in providing such services, facilities and expenses.

                         TOTAL ADMINISTRATIVE FEES PAID


------------------------------------------------------------------------
                                                OCTOBER 31
------------------------------------------------------------------------
FUND                              2002           2001         2000
------------------------------------------------------------------------
International Value Fund      $  4,425,713    $ 3,649,006  $   1,755,565
------------------------------------------------------------------------
Global Real Estate Fund       $     27,657            N/A            N/A
------------------------------------------------------------------------
Global Technology Fund        $     41,866    $    80,049            N/A
------------------------------------------------------------------------



----------------------------------------------------------------
                                          OCTOBER 31
----------------------------------------------------------------
FUND                         2002          2001         2000(1)
----------------------------------------------------------------
International Fund         $  58,387     $  45,771     $  21,803
----------------------------------------------------------------
Precious Metals Fund       $  75,698     $  72,946     $  11,744
----------------------------------------------------------------
Russia Fund                $  91,880     $  47,476     $  35,801
----------------------------------------------------------------


------------------------------------
(1) For the ten months from January 1, 2000 to October 31, 2000. Effective July 26, 2000, International Fund, Precious Metals Fund, and Russia Fund changed their fiscal year end to October 31 from December 31.

                       TOTAL SHAREHOLDER SERVICE FEES PAID


------------------------------------------------------------------------------------
                                                  OCTOBER 31                 JUNE 30
------------------------------------------------------------------------------------
FUND                                      2002        2001      2000(1)      2000
------------------------------------------------------------------------------------
Worldwide Growth Fund                  $  160,919   $ 28,105    $  9,471    $ 24,761
------------------------------------------------------------------------------------
International SmallCap Growth Fund     $  255,591   $ 35,120    $ 14,760    $ 28,293
------------------------------------------------------------------------------------
Emerging Countries Fund                $   87,417   $ 15,695    $  5,289    $ 14,946
------------------------------------------------------------------------------------

-------------------------
(1)      For the period from July 1, 2000 through October 31, 2000.

                          EXPENSE LIMITATION AGREEMENTS

         The Investment Adviser has entered into expense limitation agreements with the following Funds, pursuant to which the Investment Adviser has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of these Funds (which excludes interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser or Sub-Adviser do not exceed:


             FUND                       CLASS A     CLASS B      CLASS C     CLASS I     CLASS M      CLASS Q
Emerging Countries Fund                  2.25%       2.90%        2.90%        N/A        2.65%        2.15%
Global Real Estate Fund                  1.75%       2.50%        2.50%        N/A         N/A         1.75%
Global Technology Fund                   1.95%       2.70%        2.70%       1.70%        N/A          N/A
International Fund(1)                    2.75%       3.50%        3.50%       2.50%        N/A         2.75%
International SmallCap Growth Fund       1.95%       2.60%        2.60%        N/A         N/A         1.85%
Precious Metals Fund                     2.75%        N/A          N/A         N/A         N/A          N/A
Russia Fund                              3.35%        N/A          N/A         N/A         N/A          N/A
Worldwide Growth Fund                    1.85%       2.50%        2.50%        N/A         N/A         1.75%


         Each Fund will at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements. NACM will bear 50% of any fees waived and other expenses assumed pursuant to the expense limitation agreement with respect to International SmallCap Growth Fund for which it serves as Sub-Adviser, and will receive 50% of any recoupment amount with respect to such Fund.

         The expense limitations are contractual and, after the initial term, shall renew automatically for one-year terms unless the Investment Adviser provides written notice of termination of the agreement to a lead Independent Trustee within ninety (90) days' of the end of the then-current term for that Fund or upon termination of the Investment Management Agreement. Each Expense Limitation Agreement may also be terminated by the Trust, without payment of any penalty, upon written notice to the Investment Adviser at its principal place of business within ninety (90) days' of the end of the then-current term for a Fund.


         Prior to 2001 for Emerging Countries, Worldwide Growth and International SmallCaps, prior to the expense limitation agreement described above, the Investment Adviser voluntarily agreed to waive all or a portion of its fee and to reimburse operating expenses of the ING Funds, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, up to 0.75%.


The voluntary fee reductions were as follows:

----------------------------------------

1 Pursuant to a side letter agreement dated September 23, 2002, and expiring June 30, 2003, the expense limits for the International Fund are 1.80% for Class A shares, 2.55% for Class B and C shares, 1.45% for Class I shares and 1.70% for Class Q shares. A new side agreement dated February 25, 2003, will take effect July 1, 2003 through at least June 30, 2004. That side agreement provides for expenses limits of 1.95% for Class A shares, 2.70% for Class B and C shares, 1.70% for Class I shares and 1.85% for Class Q shares. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments, LLC elects to renew it.

--------------------------------------------------------------------------------------------------
                                                 OCTOBER 31                 JUNE 30       MARCH 31
--------------------------------------------------------------------------------------------------
             FUND                    2002          2001       2000(1)        2000         1999(2)
--------------------------------------------------------------------------------------------------
Emerging Countries Fund           $ (74,559)    $   22,901   $ 100,513     $ 346,154      $ 69,001
--------------------------------------------------------------------------------------------------
Worldwide Growth Fund             $ 250,119     $  440,133   $       0     $       0      $      0
--------------------------------------------------------------------------------------------------
International SmallCap Growth     $ 136,688     $        0   $       0     $       0      $  3,405
Fund
--------------------------------------------------------------------------------------------------


-----------------------------
(1) Reflects four month period from July 1, 2000 to October 31, 2000. Effective July 26, 2000, the Funds changed their fiscal year end to October 31 from June 30.

(2)      Reflects three month period from April 1, 1999 to June 30, 1999.

Prior to July 26, 2000, the following Funds voluntarily limited expenses to the following amounts:

Maximum Operating Expense Limit (as a percentage of average net assets)

     FUND NAME               PREVIOUS EXPENSE CAP
Precious Metals Fund                2.75%
International Fund                  2.75%
Russia Fund                         3.35%

DISTRIBUTOR


         Shares of each Fund are distributed by ING Funds Distributor, LLC ("ING Funds Distributor" or the "Distributor") pursuant to Underwriting Agreements between each Trust and the Distributor on behalf of each fund. The Distributor's address is 7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258. Each Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. Each Trust and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933 (the "1933 Act"). Each Underwriting Agreement will remain in effect from year to year only if, after an initial term, continuance is approved annually by a majority of the Board of Trustees who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Trust. See the Prospectus for information on how to purchase and sell shares of the ING Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the ING Funds and have no effect on the net asset value of the ING Funds. The Distributor, like the Investment Adviser is an indirect, wholly owned subsidiary of ING Groep N.V.. Prior to July 26, 2000, the distributor for Precious Metals Fund, Russia Fund and International Fund was Lexington Funds Distributor, Inc. ("LFD"). Prior to November 6, 2000, ING Funds Distributor, LLC served as the distributor for the Global Technology Fund.



For the fiscal year ended October 31, 2001, the Distributor received the following amounts in sales charges in connection with the sale of shares (1)

-------------------------------------------------------------------------------------------------------------------------------
                                      Class A      Class A Sales      Class B      Class C      Class M Sales     Class M Sales
                                       Sales       Charges After     Deferred      Deferred     Charges Before    Charges After
Fund                                  Charges        Dealer Re-        Sales         Sales         Dealer Re-       Dealer Re-
-------------------------------------------------------------------------------------------------------------------------------
                                        Before
                                        Dealer
                                      Allowance      Allowance        Charges        Charges        Allowance         Allowance
-------------------------------------------------------------------------------------------------------------------------------
Emerging Countries Fund             $   167,480      $  21,845         $  0        $   37,235          N/A               N/A
-------------------------------------------------------------------------------------------------------------------------------
Global Real Estate Fund                  N/A             N/A            N/A           N/A              N/A               N/A
-------------------------------------------------------------------------------------------------------------------------------
Global Technology Fund              $   222,287      $  28,994         $  0        $    3,763          N/A               N/A
-------------------------------------------------------------------------------------------------------------------------------
International Fund                  $   236,607      $  30,862         $  0        $      316          N/A               N/A
-------------------------------------------------------------------------------------------------------------------------------
International SmallCap Growth       $   689,130      $  89,888         $  0        $  148,594          N/A               N/A
Fund
-------------------------------------------------------------------------------------------------------------------------------
International Value Fund            $ 2,455,004      $ 320,218         $  0        $  264,063          N/A               N/A
-------------------------------------------------------------------------------------------------------------------------------
Precious Metals Fund                $    27,210      $   3,549          N/A           N/A              N/A               N/A
-------------------------------------------------------------------------------------------------------------------------------
Russia Fund                         $ 2,022,736      $ 263,829          N/A           N/A              N/A               N/A
-------------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Fund               $   258,829      $  33,756         $  0        $  119,698          N/A               N/A
-------------------------------------------------------------------------------------------------------------------------------


----------------------------


(1) Because Global Real Estate Fund is new, the Distributor did not receive any sales charges in connection with the sale of shares of the Fund for the fiscal year ended October 31, 2001.


For the fiscal year ended October 31, 2002, the Distributor received the following amounts in sales charges in connection with the sale of shares:


----------------------------------------------------------------------------------------------------------------------------
                                       Class A
                                        Sales
                                       Charges    Class A Sales    Class B       Class C     Class M Sales     Class M Sales
                                       Before     Charges After   Deferred      Deferred    Charges Before     Charges After
                                     Dealer Re-    Dealer Re-      Sales         Sales        Dealer Re-         Dealer Re-
          Fund                       Allowance     Allowance      Charges       Charges       Allowance          Allowance
----------------------------------------------------------------------------------------------------------------------------
Emerging Countries Fund             $    23,815     $   3,105      $   0        $   5,021      $  1,620           $   347
-------------------------------------------------------------------------------------------------------------------------
Global Real Estate Fund             $     2,608     $     340      $   0        $                   N/A               N/A
-------------------------------------------------------------------------------------------------------------------------
Global Technology Fund              $    26,316     $   3,431      $   0        $   1,025           N/A               N/A
-------------------------------------------------------------------------------------------------------------------------
International Fund                  $    68,976     $   8,993      $   0        $   1,067           N/A               N/A
-------------------------------------------------------------------------------------------------------------------------
International SmallCap Growth
Fund                                $   303,602     $  39,583      $   0        $  14,134           N/A               N/A
-------------------------------------------------------------------------------------------------------------------------
International Value Fund            $ 2,400,158     $ 312,928      $   0        $ 144,546           N/A               N/A
-------------------------------------------------------------------------------------------------------------------------
Precious Metals Fund                $   216,739     $  28,258        N/A              N/A           N/A               N/A
-------------------------------------------------------------------------------------------------------------------------
Russia Fund                         $ 1,441,929     $ 187,996        N/A              N/A           N/A               N/A
-------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Fund               $    34,852     $   4,544      $   0        $  17,202           N/A               N/A
-------------------------------------------------------------------------------------------------------------------------


----------------------------


         The Distributor received $5,621,753 in sales charges, after re-allowance to Dealers, in connection with the sales of shares of shares of all ING Funds managed by ING Investments during calendar year 2000.

                                RULE 12B-1 PLANS

         Each Trust has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to most classes of shares offered by each Fund ("Rule 12b-1 Plans"). The ING Funds intend to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, Class C, Class M and Class Q shares in amounts as set forth in the following table. The ING Funds do not have a 12b-1 Plan with respect to the Institutional Class (Class I).

                                                   FEES BASED ON AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------------------------------
                    NAME OF FUND           CLASS A     CLASS B    CLASS C   CLASS M      CLASS Q
------------------------------------------------------------------------------------------------
Worldwide Growth Fund                       0.35%       1.00%      1.00%       N/A         0.25%
------------------------------------------------------------------------------------------------
International SmallCap Growth Fund          0.35%       1.00%      1.00%       N/A         0.25%
------------------------------------------------------------------------------------------------
Emerging Countries Fund                     0.35%       1.00%      1.00%      0.75%        0.25%
------------------------------------------------------------------------------------------------
Precious Metals Fund                        0.25%        N/A        N/A        N/A          N/A
------------------------------------------------------------------------------------------------
Russia Fund                                 0.25%        N/A        N/A        N/A          N/A
------------------------------------------------------------------------------------------------
International Fund                          0.25%       1.00%      1.00%       N/A         0.25%
------------------------------------------------------------------------------------------------
International Value Fund                    0.30%       1.00%      1.00%       N/A         0.25%
------------------------------------------------------------------------------------------------
Global Technology Fund                      0.35%       1.00%      1.00%       N/A          N/A
------------------------------------------------------------------------------------------------
Global Real Estate Fund                     0.25%       1.00%      1.00%       N/A         0.25%
------------------------------------------------------------------------------------------------

         These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, Class C, Class M and Class Q shares of the ING Funds, including payments to dealers for selling shares of the ING Funds and for servicing shareholders of these classes of the ING Funds. Activities for which these fees may be used include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plans. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers.

         Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 1.00% for Class C, and 0.65% for Class M. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A, B or C shares and in the 1st month following a purchase of Class M shares. In addition, a 0.25% fee may be paid on Class Q shares. With respect to each 12b-1 Plan, the Distributor shall receive payment without regard to actual distribution expenses it incurs. In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

         In addition to providing for the expenses discussed above, the Rule 12b-1 Plans also recognize that the Investment Adviser and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the ING Funds' shares and other funds managed by the Investment Adviser. In some instances, additional compensation or promotional incentives may be offered to dealers. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more of the ING Funds or other funds managed by the Investment Adviser and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the ING Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the ING Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the ING Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.


         The Rule 12b-1 Plans have been approved by the Board of Trustees of each Fund, including all of the Trustees who are not interested persons of the Trust as defined in the 1940 Act. Each Rule 12b-1 Plan must be renewed annually by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Trustees be committed to the Trustees who are not interested persons. Each Rule 12b-1 Plan and any distribution or service agreement may be terminated at any time, without any penalty, by such Trustees or by a vote of a majority of the Fund's outstanding shares on written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.



         In approving each Rule 12b-1 Plan, the Board of Trustees has determined that differing distribution arrangements in connection with the sale of new shares of a Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Trustees, including those Trustees who are not interested persons of the Trust, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties and the legal advice furnished to them by their independent legal counsel, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of each Fund, will benefit such ING Funds and their respective shareholders.


         Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Trustees who are not interested persons of the Trust, cast in person at a meeting called for the purpose of voting on any such amendment.

         The Distributor is required to report in writing to the Board of Trustees at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably be requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the Funds for the fiscal period ended October 31, 2002 were as follows:



----------------------------------------------------------------------------------------------------------------
DISTRIBUTION EXPENSES              CLASS A       CLASS B      CLASS C      CLASS I      CLASS M      CLASS Q
----------------------------------------------------------------------------------------------------------------
PRECIOUS METALS FUND
----------------------------------------------------------------------------------------------------------------
Advertising                        $      799      N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------
Printing                           $   15,174      N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------
Salaries & Commissions             $  118,150      N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------
Broker Servicing                   $  161,232      N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------
Miscellaneous                      $   71,111      N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------
TOTAL                              $  366,466      N/A          N/A          N/A          N/A          N/A

----------------------------------------------------------------------------------------------------------------
INTERNATIONAL FUND
----------------------------------------------------------------------------------------------------------------
Advertising                        $      742    $      142   $      255     N/A          N/A        $      82
----------------------------------------------------------------------------------------------------------------
Printing                           $   14,092    $    2,705   $     4,850    N/A          N/A        $   1,556
----------------------------------------------------------------------------------------------------------------
Salaries & Commissions             $   96,569    $   18,538   $    33,237    N/A          N/A        $  10,660

----------------------------------------------------------------------------------------------------------------
Broker Servicing                   $  128,991    $   24,762   $    44,396    N/A          N/A        $  14,240
----------------------------------------------------------------------------------------------------------------
Miscellaneous                      $   63,762    $   12,240   $    21,945    N/A          N/A        $   7,039
----------------------------------------------------------------------------------------------------------------
TOTAL                              $  304,155    $   58,388   $   104,683    N/A          N/A        $  33,577

----------------------------------------------------------------------------------------------------------------
RUSSIA FUND
----------------------------------------------------------------------------------------------------------------
Advertising                        $    1,261      N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------
Printing                           $   23,962      N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------
Salaries & Commissions             $  204,139      N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------
Broker Servicing                   $  188,922      N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------
Miscellaneous                      $  105,804      N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------
TOTAL                              $  524,088      N/A          N/A          N/A          N/A          N/A

----------------------------------------------------------------------------------------------------------------
WORLDWIDE GROWTH FUND
----------------------------------------------------------------------------------------------------------------
Advertising                        $      868    $      458   $     1,687    N/A          N/A        $      85
----------------------------------------------------------------------------------------------------------------
Printing                           $   16,484    $    8,703   $    32,060    N/A          N/A        $   1,612
----------------------------------------------------------------------------------------------------------------
Salaries & Commissions             $  118,702    $   62,667   $   230,860    N/A          N/A        $  11,607
----------------------------------------------------------------------------------------------------------------
Broker Servicing                   $  367,387    $  193,954   $   714,518    N/A          N/A        $  35,924
----------------------------------------------------------------------------------------------------------------
Miscellaneous                      $  105,538    $   55,716   $   205,256    N/A          N/A        $  10,320
----------------------------------------------------------------------------------------------------------------
TOTAL                              $  608,979    $  321,498   $ 1,184,382    N/A          N/A        $  59,548

----------------------------------------------------------------------------------------------------------------
INT'L SMALLCAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------
Advertising.....................   $    2,977    $    1,105   $     1,895     N/A          N/A       $   1,219
----------------------------------------------------------------------------------------------------------------
Printing........................   $   56,560    $   20,994   $    36,002     N/A          N/A       $  23,165
----------------------------------------------------------------------------------------------------------------
Salaries & Commissions..........   $  430,242    $  159,699   $   273,862     N/A          N/A       $ 176,212
----------------------------------------------------------------------------------------------------------------
Broker Servicing................   $  594,812    $  220,785   $   378,615     N/A          N/A       $ 243,614
----------------------------------------------------------------------------------------------------------------
Miscellaneous...................   $  438,154    $  162,637   $   278,898     N/A          N/A       $ 179,453
----------------------------------------------------------------------------------------------------------------
TOTAL...........................   $1,522,745    $  565,220   $   969,272     N/A          N/A       $ 623,663

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
DISTRIBUTION EXPENSES              CLASS A       CLASS B      CLASS C      CLASS I      CLASS M      CLASS Q
----------------------------------------------------------------------------------------------------------------
EMERGING COUNTRIES FUND
----------------------------------------------------------------------------------------------------------------
Advertising.....................   $     1,251   $      275   $       536    N/A        $     9      $     448
----------------------------------------------------------------------------------------------------------------
Printing........................   $    23,775   $    5,220   $    10,182    N/A        $   178      $   8,512
----------------------------------------------------------------------------------------------------------------
Salaries & Commissions..........   $   176,728   $   38,805   $    75,685    N/A        $ 1,324      $  63,274
----------------------------------------------------------------------------------------------------------------
Broker Servicing................   $   276,470   $   60,706   $   118,399    N/A        $ 2,072      $  98,984
----------------------------------------------------------------------------------------------------------------
Miscellaneous...................   $   114,875   $   25,224   $    49,195    N/A        $   861      $  41,128
----------------------------------------------------------------------------------------------------------------
TOTAL...........................   $   593,099   $  130,230   $   253,997    N/A        $ 4,444      $ 212,346
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
GLOBAL REAL ESTATE FUND
----------------------------------------------------------------------------------------------------------------
Advertising.....................   $       471   $        4   $        30    N/A          N/A           N/A
----------------------------------------------------------------------------------------------------------------
Printing........................   $     8,948   $        76  $       561    N/A          N/A           N/A
----------------------------------------------------------------------------------------------------------------
Salaries & Commissions..........   $    65,541   $       558  $     4,115    N/A          N/A           N/A
----------------------------------------------------------------------------------------------------------------
Broker Servicing................   $    25,857   $       220  $     1,624    N/A          N/A           N/A
----------------------------------------------------------------------------------------------------------------
Miscellaneous...................   $    37,634   $       320  $     2,363    N/A          N/A           N/A
----------------------------------------------------------------------------------------------------------------
TOTAL...........................   $   138,451   $     1,178  $     8,693    N/A          N/A           N/A
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
GLOBAL TECHNOLOGY FUND
----------------------------------------------------------------------------------------------------------------
Advertising.....................   $       238   $       155  $        96    N/A          N/A           N/A
----------------------------------------------------------------------------------------------------------------
Printing........................   $     4,532   $     2,946  $     1,825    N/A          N/A           N/A
----------------------------------------------------------------------------------------------------------------
Salaries & Commissions..........   $    33,190   $    21,583  $    13,365    N/A          N/A           N/A
----------------------------------------------------------------------------------------------------------------
Broker Servicing................   $    54,438   $    35,400  $    21,920    N/A          N/A           N/A
----------------------------------------------------------------------------------------------------------------
Miscellaneous...................   $    20,069   $    13,051  $     8,081    N/A          N/A           N/A
---------------------------------------------------------------------------------------------------------------
Total...........................   $   112,467   $    73,135  $    45,287    N/A          N/A           N/A
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE FUND
----------------------------------------------------------------------------------------------------------------
Advertising.....................   $     9,127   $     2,786  $    11,681    N/A          N/A        $     507
----------------------------------------------------------------------------------------------------------------
Printing........................   $   173,471   $    52,930  $   221,947    N/A          N/A        $   9,628
----------------------------------------------------------------------------------------------------------------
Salaries & Commissions..........   $ 1,518,356   $   463,431  $ 1,943,263    N/A          N/A        $  84,303
----------------------------------------------------------------------------------------------------------------
Broker Servicing................   $ 3,045,602   $   929,575  $ 3,897,903    N/A          N/A        $ 169,099
----------------------------------------------------------------------------------------------------------------
Miscellaneous...................   $ 1,890,155   $   576,911  $ 2,419,109    N/A          N/A        $ 104,945
----------------------------------------------------------------------------------------------------------------
TOTAL...........................   $ 6,636,657   $ 2,025,633   $8,493,903    N/A          N/A        $ 368,482
----------------------------------------------------------------------------------------------------------------


SHAREHOLDER SERVICES REPRESENTATIVE

         ING Funds Services, an affiliate of the Investment Adviser, serves as Shareholder Services Representative for the ING Funds. The Shareholder Services Representative is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Services Representative a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

OTHER EXPENSES

         In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with the Investment Adviser. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

                                 CODE OF ETHICS

         The ING Funds, the Investment Adviser and the Distributor have adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the ING Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the ING Funds' Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

             SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS

DIVERSIFICATION

         Each Fund except Global Real Estate Fund, Precious Metals Fund, and Russia Fund, is "diversified" within the meaning of the Investment Company Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

         Non-Diversified Investment Companies. Global Real Estate Fund, Precious Metals Fund, and Russia Fund are classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause a Fund's share price to fluctuate more than that of a diversified investment company.

         Concentration. Global Real Estate Fund, Precious Metals Fund, Russia Fund and Global Technology Fund "concentrate" (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

INVESTMENTS, INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by ING Investments, and Sub-Advisers where applicable, in managing the ING Funds described in this Statement of Additional Information. The table has been marked to indicate those securities and investment techniques that ING Investments and the Sub-Advisers may use to manage a Fund. A Fund may use any or all of these techniques at any one time, and the fact that a Fund may use a technique does not mean that the technique will be used. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws. There can be no assurance that any of the Funds will achieve their investment objectives. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus. Where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS(2)                                           EMERGING   GLOBAL                                  INT          PRECIOUS
                                          INTERNATIONAL  COUNTRIES   REAL      GLOBAL                     SMALLCAP        METAL
                                          VALUE FUND       FUND     ESTATE   TECHNOLOGY  INTERNATIONAL    GROWTH          FUND
                                                                     FUND       FUND         FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INVESTMENTS(3)
-----------------------------------------------------------------------------------------------------------------------------------
   Common Stock                               X             X         X          X            X               X            X
-----------------------------------------------------------------------------------------------------------------------------------
   Convertible Securities                     X             X         X          X            X               X            X
-----------------------------------------------------------------------------------------------------------------------------------
   Preferred Stock                            X             X         X          X            X               X            X
-----------------------------------------------------------------------------------------------------------------------------------
   Synthetic Convertible Securities(4)        X             X         X          X            X               X            X
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS(5)
-----------------------------------------------------------------------------------------------------------------------------------
   ADRs / EDRs                                X             X         X          X            X               X            X
-----------------------------------------------------------------------------------------------------------------------------------
   Emerging Market Securities                 X             X         X          X            X               X            X
-----------------------------------------------------------------------------------------------------------------------------------
   Eurodollar & Yankee Dollar Instruments     X             X         X          X            X               X            X
-----------------------------------------------------------------------------------------------------------------------------------
   Eurodollar Convertible Securities          X             X         X          X            X               X            X
-----------------------------------------------------------------------------------------------------------------------------------
   Foreign Bank Obligations(6)                X             X         X          X            X               X            X
-----------------------------------------------------------------------------------------------------------------------------------
   Foreign Currency Exchange Transactions     X             X         X          X            X               X            X
-----------------------------------------------------------------------------------------------------------------------------------
   International Debt Securities              X             X         X          X            X               X            X
-----------------------------------------------------------------------------------------------------------------------------------
   Securities of Foreign Issuers              X             X         X          X            X               X            X
-----------------------------------------------------------------------------------------------------------------------------------
   Sovereign Debt Securities                  X             X         X          X            X               X            X
-----------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME INVESTMENTS)7)
-----------------------------------------------------------------------------------------------------------------------------------
   ARMs                                       X             X         X          X            X               X            X
-----------------------------------------------------------------------------------------------------------------------------------
   Corporate Debt Securities(8)               X             X         X          X            X               X            X
-----------------------------------------------------------------------------------------------------------------------------------
   Floating or Variable Rate Instruments      X             X         X          X            X               X            X
-----------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------
INVESTMENTS(2)
                                            RUSSIA    WORLDWIDW
                                             FUND       GROTH
                                                         FUND
---------------------------------------------------------------
EQUITY INVESTMENTS(3)
--------------------------------------------------------------
   Common Stock                               X           X
--------------------------------------------------------------
   Convertible Securities                     X           X
--------------------------------------------------------------
   Preferred Stock                            X           X
--------------------------------------------------------------
   Synthetic Convertible Securities(4)        X           X
--------------------------------------------------------------
FOREIGN INVESTMENTS(5)
--------------------------------------------------------------
   ADRs / EDRs                                X           X
--------------------------------------------------------------
   Emerging Market Securities                 X           X
--------------------------------------------------------------
   Eurodollar & Yankee Dollar Instruments     X           X
--------------------------------------------------------------
   Eurodollar Convertible Securities          X           X
--------------------------------------------------------------
   Foreign Bank Obligations(6)                X           X
--------------------------------------------------------------
   Foreign Currency Exchange Transactions     X           X
--------------------------------------------------------------
   International Debt Securities              X           X
--------------------------------------------------------------
   Securities of Foreign Issuers              X           X
--------------------------------------------------------------
   Sovereign Debt Securities                  X           X
--------------------------------------------------------------
FIXED INCOME INVESTMENTS(7)
--------------------------------------------------------------
   ARMs                                       X           X
--------------------------------------------------------------
   Corporate Debt Securities(8)               X           X
--------------------------------------------------------------
   Floating or Variable Rate Instruments      X           X
--------------------------------------------------------------


(2) See each Fund's Fundamental Investment Restrictions for further information.


(3) Each Fund may invest in common stock, convertible securities, and other equity securities according to the investment strategy contained in the prospectus. That investment strategy may be modified by the Fund's fundamental investment restrictions. The fundamental investment restrictions for each Fund follow this "Supplemented Description of Fund Investments and Risks."


(4) Illiquid securities limit is 15% of a Fund's net assets. The Funds may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's Investors Services ("Moody's") or "A" or higher by Standard & Poor's Corporation ("S&P") and will not invest more than 15% of their net assets in such synthetic securities and other illiquid securities.

(5) No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities.

(6) The Global Real Estate Fund will limit investment to U.S. dollar-denominated obligations of foreign banks that are of an investment quality comparable to the obligations of U.S. banks which may be purchased by the Fund.

(7) With respect to the International Fund, when the Fund's portfolio manager believes that debt securities will provide capital appreciation through favorable changes in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers, the Fund may invest primarily in debt securities. With respect to the Global Real Estate and Global Technology Funds' fundamental restrictions, the quality of fixed income securities the Fund may purchase are limited.

(8) See restrictions in asset descriptions below.

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS(2)                                           EMERGING   GLOBAL                                 INT         PRECIOUS
                                          INTERNATIONAL  COUNTRIES   REAL      GLOBAL                    SMALLCAP        METAL
                                          VALUE FUND       FUND     ESTATE   TECHNOLOGY  INTERNATIONAL    GROWTH          FUND
                                                                     FUND       FUND          FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------
   GNMA Certificates                          X              X        X         X             X              X              X
------------------------------------------------------------------------------------------------------------------------------------
   GICs                                                               X         X
------------------------------------------------------------------------------------------------------------------------------------
   High Yield Securities                                     X                                                               X
------------------------------------------------------------------------------------------------------------------------------------
   Mortgage Related Securities(9)             X              X        X         X             X              X               X
------------------------------------------------------------------------------------------------------------------------------------
   Municipals                                                X        X         X                            X
------------------------------------------------------------------------------------------------------------------------------------
   Short-Term Investments                     X              X        X         X             X              X               X
------------------------------------------------------------------------------------------------------------------------------------
   Subordinated Mortgage Securities           X              X        X         X             X              X               X
------------------------------------------------------------------------------------------------------------------------------------
   U.S. Government Securities(10)             X              X        X         X             X              X               X
------------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
   Asset Backed Securities                    X              X        X         X             X              X               X
------------------------------------------------------------------------------------------------------------------------------------
   Banking Industry Obligations(11)           X              X        X         X             X              X               X
------------------------------------------------------------------------------------------------------------------------------------
   Derivatives(12)(13)                        X              X        X         X             X              X               X
------------------------------------------------------------------------------------------------------------------------------------
     Dealer Options                           X              X        X         X             X              X               X
------------------------------------------------------------------------------------------------------------------------------------
     Financial Futures Contracts &            X              X        X         X             X              X               X
     Related Options(14)
------------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------
INVESTMENTS(2)                                WORLDWIDE
                                     RUSSIA    GROTH
                                     FUND      FUND
-------------------------------------------------------
   GNMA Certificates                  X         X
-------------------------------------------------------
   GICs
-------------------------------------------------------
   High Yield Securities              X
-------------------------------------------------------
   Mortgage Related Securities(9)     X         X
-------------------------------------------------------
   Municipals                                   X
-------------------------------------------------------
   Short-Term Investments             X         X
-------------------------------------------------------
   Subordinated Mortgage Securities   X         X
-------------------------------------------------------
   U.S. Government Securities(10)     X         X
-------------------------------------------------------
OTHER INVESTMENTS
-------------------------------------------------------
   Asset Backed Securities            X         X
-------------------------------------------------------
   Banking Industry Obligations(11)   X         X
-------------------------------------------------------
   Derivatives(12)(13)                X         X
-------------------------------------------------------
     Dealer Options                   X         X
-------------------------------------------------------
     Financial Futures Contracts &    X         X
     Related Options(14)
-------------------------------------------------------


----------

(9) International Value Fund may invest up to 5% of its net assets in Privately Issued Collateralized Mortgage-Backed Obligations ("CMOs"), Interest Obligations ("IOs") and Principal Obligations ("POs") when the Investment Adviser believes that such investments are consistent with the Fund's investment objective. The Emerging Countries, International SmallCap
     Growth and Worldwide Growth Funds also may invest in foreign mortgage related securities.


(10) The Global Real Estate and Global Technology Funds may invest in, but will not actively trade, STRIPS.


(11) Investments in fixed time deposits subject to withdrawal penalties and maturing in more than 7 days may not exceed 15% of net assets of a Fund. The Global Technology Fund may invest in domestic and foreign bank obligations, and its investments in foreign bank obligations shall be limited to U.S. dollar-denominated obligations of foreign banks that are of investment quality comparable to the obligations of U.S. banks which may be purchased by the Fund.

(12) Illiquid securities limit is 15% of a Fund's net assets.

(13) May invest in futures contracts and options on futures contracts for hedging purposes. Generally no more than 25% of a Fund's asset may be hedged. A Fund may not buy or sell futures contracts or options on futures if the margin deposits and premiums exceed 5% of the market value of the Fund's assets. The International SmallCap Growth and Worldwide Growth Funds may write covered call options and purchase put and call options on securities and stock indices for hedging purposes. The Precious Metals Fund may purchase put options on stocks and currencies, and may purchase put and call options on stock indices. The Russia Fund may purchase put and call options on securities, stocks indices, and currencies; may write put options on a covered basis; and may write call options on securities held by the Fund or which the Fund as the right to acquire without additional consideration. The Russia Fund will not enter into options transactions on securities, stock indices, currencies, or futures if the sum of the initial margin deposits and premiums exceeds 5% of total assets. The Russia Fund will not enter into options in excess of 25% of the Fund's total assets. The International Value Fund may only write call options if they are covered. The Global Real Estate and Global Technology Funds may purchase put and call options on securities and write covered put and call options on securities. The Global Real Estate and Global Technology Funds may also purchase and write spread options. The Global Real Estate and Global Technology Funds will purchase and write options only if a secondary market exists on an exchange or over-the-counter. The International Fund may (i) purchase put options on securities and currencies, (ii) purchase put and call options on stock indices, and (iii) write call options on securities owned by the Fund or which the Fund has the right to acquire without additional consideration. The Fund will limit the writing of call options so that such transactions do not exceed 5% of Fund assets. The Fund will not purchase put and call options written by others and will not write put options.

(14) The Global Real Estate Fund and Global Technology Fund may purchase and sell interest rate futures contracts as a hedge against changes in the interest rate.

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS(2)                                           EMERGING   GLOBAL                                INT         PRECIOUS
                                          INTERNATIONAL  COUNTRIES   REAL      GLOBAL                   SMALLCAP        METAL
                                           VALUE FUND      FUND     ESTATE   TECHNOLOGY  INTERNATIONAL   GROWTH          FUND
                                                                     FUND       FUND          FUND       FUND
------------------------------------------------------------------------------------------------------------------------------------
  Foreign Currency Futures Contracts(15)       X            X         X          X             X             X             X
------------------------------------------------------------------------------------------------------------------------------------
  Forward Currency Contracts                   X            X         X          X             X             X             X
------------------------------------------------------------------------------------------------------------------------------------
  Forward Foreign Currency Contracts           X            X         X          X             X             X             X
------------------------------------------------------------------------------------------------------------------------------------
  Index-, Currency-, and Equity-Linked         X            X         X          X             X             X             X
   Debt Securities
------------------------------------------------------------------------------------------------------------------------------------
  Index Warrants                               X            X         X          X             X             X             X
------------------------------------------------------------------------------------------------------------------------------------
  Options on Futures                           X            X         X          X             X             X
------------------------------------------------------------------------------------------------------------------------------------
  Over the Counter Options                     X            X         X          X             X             X             X
------------------------------------------------------------------------------------------------------------------------------------
  Put and Call Options                         X            X         X          X             X             X             X
--------------------------------------------------------------------- --------------------------------------------------------------
  Stock Index Options(16)                      X            X         X          X             X             X             X
------------------------------------------------------------------------------------------------------------------------------------
    Straddles                                  X            X         X          X             X             X             X
------------------------------------------------------------------------------------------------------------------------------------
  Warrants(17)                                 X            X         X          X             X             X             X
------------------------------------------------------------------------------------------------------------------------------------
Gold & Other Precious Metals(18)                                                                                           X
------------------------------------------------------------------------------------------------------------------------------------
IPOs                                           X            X         X          X             X            X              X
------------------------------------------------------------------------------------------------------------------------------------
Loan Participation Agreements(19)              X            X         X          X             X            X              X
------------------------------------------------------------------------------------------------------------------------------------
Other Investment Companies(20)                 X            X         X          X             X            X              X
------------------------------------------------------------------------------------------------------------------------------------
Private Funds(21)                              X            X         X          X             X            X              X
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities                         X            X         X          X             X            X              X
------------------------------------------------------------------------------------------------------------------------------------
Restricted & Illiquid Securities(22)           X            X         X          X             X            X              X
------------------------------------------------------------------------------------------------------------------------------------
Securities of Companies with Limited           X            X         X          X             X            X              X
Histories
------------------------------------------------------------------------------------------------------------------------------------
TBA Sale Commitments                           X            X         X          X             X            X              X
------------------------------------------------------------------------------------------------------------------------------------
Zero Coupon and Pay-In-Kind Securities         X            X         X          X             X            X              X
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------
                                                              WORLDWID
                                                     RUSSIA    GROTH
INVESTMENTS(2)                                        FUND      FUND
------------------------------------------------------------------------
  Foreign Currency Futures Contracts(15)                X        X
------------------------------------------------------------------------
  Forward Currency Contracts
-----------------------------------------------------------------------
  Forward Foreign Currency Contracts                    X        X
-----------------------------------------------------------------------
  Index-, Currency-, and Equity-Linked                  X        X
   Debt Securities
-----------------------------------------------------------------------
  Index Warrants                                        X        X
----------------------------------------------------------------------
  Options on Futures                                             X
----------------------------------------------------------------------
  Over the Counter Options                              X        X
----------------------------------------------------------------------
  Put and Call Options                                  X        X
----------------------------------------------------------------------
  Stock Index Options(16)                               X        X
-----------------------------------------------------------------------
    Straddles                                           X        X
----------------------------------------------------------------------
  Warrants(17)                                          X        X
----------------------------------------------------------------------
Gold & Other Precious Metals(18)
----------------------------------------------------------------------
IPOs                                                    X        X
----------------------------------------------------------------------
Loan Participation Agreements(19)                       X        X
----------------------------------------------------------------------
Other Investment Companies(20)                          X        X
----------------------------------------------------------------------
Private Funds(21)                                       X        X
----------------------------------------------------------------------
Real Estate Securities                                  X        X
----------------------------------------------------------------------
Restricted & Illiquid Securities(22)                    X        X
----------------------------------------------------------------------
Securities of Companies with Limited                    X        X
Histories
----------------------------------------------------------------------
TBA Sale Commitments                                    X        X
----------------------------------------------------------------------
Zero Coupon and Pay-In-Kind Securities                  X        X
----------------------------------------------------------------------




(15) These Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

(16) The Global Real Estate Fund may purchase and write put and call options on securities indices and other indices (such as foreign currency indices) for hedging purposes. The Global Technology Fund may purchase and write put and call options on securities indices and other indices (such as foreign currency indices) for hedging purposes only.


(17) Limited to 5% of net assets for the International SmallCap Growth, Emerging Countries and Worldwide Growth Funds.

(18) Precious Metals Fund may invest in gold bullion, silver, platinum and other precious metals. The Fund intends to invest less than 50% of its assets directly in precious metals.

(19) Illiquid securities limit is 15% of a Fund's net assets.

(20) See each Fund's Fundamental Investment Restrictions for further information. The Global Technology and Global Real Estate Funds may each invest up to 10% of its total assets in other investment companies; may invest up to 5% of its total assets in any one investment company; and may acquire up to 3% of the outstanding voting securities of any investment company. `Investment Companies' includes U.S. or foreign private limited partnerships and investment funds.

(21) Illiquid securities limit is 15% of a Fund's net assets.

(22) Illiquid securities limit is 15% of a Fund's net assets.

-----------------------------------------------------------------------------------------------------------------------------
INVESTMENTS(2)                                           EMERGING   GLOBAL                                INT      PRECIOUS
                                          INTERNATIONAL  COUNTRIES   REAL      GLOBAL                   SMALLCAP     METAL
                                            VALUE FUND     FUND     ESTATE   TECHNOLOGY  INTERNATIONAL   GROWTH       FUND
                                                                     FUND       FUND          FUND        FUND
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   Borrowing(23)                                X            X         X         X            X             X           X
-----------------------------------------------------------------------------------------------------------------------------
   Portfolio Hedging(24)                        X            X         X         X            X             X           X
-----------------------------------------------------------------------------------------------------------------------------
   Lending of Portfolio Securities(25)          X            X         X         X            X             X           X
-----------------------------------------------------------------------------------------------------------------------------
   Repurchase Agreements(26)                    X            X         X         X            X             X           X
-----------------------------------------------------------------------------------------------------------------------------
   Reverse Repurchase Agreements & Dollar       X            X         X         X            X             X           X
   Roll Transactions
-----------------------------------------------------------------------------------------------------------------------------
   Securities, Interest Rate and Currency       X            X         X         X            X             X           X
   Swaps & Swap Options
-----------------------------------------------------------------------------------------------------------------------------
   Temporary Defensive and Other Short-         X            X         X         X            X             X           X
   Term Positions
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------
                                                      WORLDWIDE
                                             RUSSIA     GROTH
INVESTMENTS(2)                               FUND       FUND
-----------------------------------------------------------------
-----------------------------------------------------------------
   Borrowing(23)                              X           X
-----------------------------------------------------------------
   Portfolio Hedging(24)                      X           X
-----------------------------------------------------------------
   Lending of Portfolio Securities(25)        X           X
-----------------------------------------------------------------
   Repurchase Agreements(26)                  X           X
-----------------------------------------------------------------
   Reverse Repurchase Agreements & Dollar     X           X
   Roll Transactions
-----------------------------------------------------------------
   Securities, Interest Rate and Currency     X           X
   Swaps & Swap Options
-----------------------------------------------------------------
   Temporary Defensive and Other Short-       X           X
   Term Positions
-----------------------------------------------------------------


-------------------

(23) The International, Precious Metals and Russia Funds may each borrow up to 5% of its total assets for temporary emergency purposes and may each borrow for the purpose of leverage, provided that asset coverage of 300% is maintained. The International Value Fund may borrow up to 10% of its total assets for temporary or emergency purposes or the clearance of transactions, provided that the Fund will not make any investments while borrowings in excess of 5% of total assets are outstanding. The Emerging Countries, International SmallCap Growth, and Worldwide Growth Funds may each borrow up to 20% of its total assets for temporary, extraordinary or emergency purposes. The Global Real Estate and Global Technology Funds may each borrow up to 33 1/3% of its total assets for temporary or emergency purposes or for leverage.

(24) May invest in futures contracts and options on futures contracts for hedging purposes. Generally no more than 25% of a Fund's assets may be hedged. A Fund may not buy or sell futures contracts or options on futures if the margin deposits and premiums exceed 5% of the market value of the Fund's assets. The Precious Metals Fund and Russia Fund may enter into interest rate futures contracts. ` (25) In order to generate additional income, each Fund may lend portfolio securities in an amount up to 33-1/3% (except Emerging Countries, International SmallCap Growth and Worldwide Growth Funds which may only lend up to 30%) of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities deemed to be creditworthy by the Investment Adviser. No lending may be made with any companies affiliated with the Investment Adviser.

(26) Precious Metals Fund and International Fund may enter into repurchase agreements with respect to any portfolio securities the Fund may acquire consistent with its investment objectives and policies, but intends to enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies and instrumentalities, to meet anticipated redemptions or pending investments or reinvestment of Fund assets in portfolio securities. Russia Fund, International Fund and Precious Metals Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and all other illiquid securities when taken together would exceed 15% of the total assets of the Fund.

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS(2)                                           EMERGING   GLOBAL                                  INT          PRECIOUS
                                          INTERNATIONAL  COUNTRIES  REAL       GLOBAL                       SMALLCAP      METAL
                                          VALUE FUND     FUND       ESTATE   TECHNOLOGY  INTERNATIONAL    GROWTH          FUND
                                                                    FUND       FUND          FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
When Issued Securities & Delayed-             X             X         X         X              X             X              X
Delivery Transactions(27)
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------
                                                                WORLDWID
                                                       RUSSIA    GROTH
INVESTMENTS)2)                                           FUND      FUND
------------------------------------------------------------------------
When Issued Securities & Delayed-                         X         X
Delivery Transactions(27)
-----------------------------------------------------------------------


---------------

(27) The Funds will not engage in when-issued, forward commitment, or delayed delivery securities transactions for speculation purposes, but only in furtherance of their investment objectives. A Fund (except Precious Metals
     Fund) will not purchase these securities if more than 15% of the Fund's total assets would be segregated to cover such securities.

EQUITY INVESTMENTS

COMMON STOCK, PREFERRED STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY
SECURITIES

         COMMON STOCKS represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Except for the Funds noted in the chart above as non-diversified or concentrated, such investments maybe diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

         Other types of equity securities may also be purchased, such as preferred stock, convertible securities, or other securities that are exchangeable for shares of common stock. PREFERRED STOCK, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         A CONVERTIBLE SECURITY is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

         The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.


         "SYNTHETIC" CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a fund may purchase a non-convertible debt security and a warrant or option, which enables the fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.


FOREIGN AND EMERGING MARKET SECURITIES

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS

         American Depository Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other similar securities represent securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

EMERGING MARKETS


         The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.








EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS


         Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, and may carry the same risks as investing in foreign securities.



EURODOLLAR CONVERTIBLE SECURITIES



         Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Funds may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Funds may also invest up to 15% of their total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.


FOREIGN BANK OBLIGATIONS

         Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         Because the Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. Dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. Dollar, the Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. Dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another- for example, to exchange a certain amount of U.S. Dollars for a certain amount of Korean Won at a future date. Forward foreign currency exchange contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions for forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Internal Revenue Code.

FOREIGN MORTGAGE RELATED SECURITIES



         Foreign mortgage-related securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.


INTERNATIONAL DEBT SECURITIES


         The Funds may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs consistent with each Fund's policies. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero coupon securities.



         In determining whether to invest in debt obligations of foreign issuers, a Fund would consider the relative yields of foreign and domestic debt securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Funds having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Funds' investment income may be received or realized in foreign currencies, the Funds would be required to compute and distribute its income in U.S. Dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the 1933 Act, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended ("1934 Act"). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.


SECURITIES OF FOREIGN ISSUERS

         Securities of foreign issuers traded outside of the United States have certain common characteristics and risks. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

         As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.


         Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on a fund with an investment objective of long-term capital appreciation because any income earned by the Fund should be considered incidental.


         For the purposes of Russia Fund section of the prospectus, and this SAI, a Russian company means a legal entity (i) that is organized under the laws of, or with a principal office and domicile in, Russia, (ii) for which the principal equity securities trading market is in Russia, or (iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in Russia or that has at least 50% of its assets situated in Russia.

         Russia Fund intends to invest its assets in Russian companies in a broad array of industries, including the following: oil and gas, energy generation and distribution, communications, mineral extraction, trade, financial and business services, transportation, manufacturing, real estate, textiles, food processing and construction. The Fund is not permitted to invest more than 25% of the value of its total assets in any one industry. It may, however, invest an unrestricted amount of its assets in the oil and gas industry. The Fund's investments will include investments in Russian companies that have characteristics and business relationships common to companies outside of Russia. As a result, outside economic forces may cause fluctuations in the value of securities held by the Fund.

         Under current conditions, Russia Fund expects to invest at least 20% of its total assets in very liquid assets to maintain liquidity and provide stability. As the Russian equity markets develop, however, and the liquidity of Russian securities becomes less problematic, the Fund will invest a greater percentage of its assets in Russian equity securities.

         As further described above, Russia Fund is authorized to use various investment strategies, some or all of which may be classified as derivatives, to hedge various market risks and to enhance total return, which may be deemed a form of speculation. Subject to the requirements of the Investment Company Act of 1940, as amended, Russia Fund may hedge up to 100% of its assets when deemed appropriate by the Investment Adviser. The Fund is also authorized to use investment strategies to manage the effective maturity or duration of debt securities or instruments held by the Fund, or to enhance the Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, most of these strategies are currently unavailable in Russia and may not become available in the future. Techniques and instruments may change over time, however, as new instruments and strategies are developed or regulatory changes occur.

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

Restrictions on Foreign Investments

         Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

         The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of a Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving a Fund of the ability to make its desired investment at that time.


         Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.


         In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

         Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.

         RISKS OF INVESTING IN FOREIGN SECURITIES: Investments in foreign securities involve certain inherent risks, including the following:

         Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

         Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

         Taxes. The interest payable on certain of the Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds' shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Fund.

Costs. The expense ratios of a Fund that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the Investment Adviser or Sub-Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Investment Adviser's or Sub-Adviser's assessment of prevailing market, economic and other conditions.

SOVEREIGN DEBT SECURITIES

         Sovereign debt securities issued by governments of foreign countries. The sovereign debt in which the Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issued by other emerging countries.

FIXED INCOME INVESTMENTS

ADJUSTABLE RATE MORTGAGE SECURITIES

         Adjustable rate mortgage securities (ARMS) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.


         The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.



         There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day

Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.


CORPORATE DEBT SECURITIES

         Corporate debt securities include investment grade CORPORATE BONDS, DEBENTURES, NOTES AND OTHER SIMILAR CORPORATE DEBT INSTRUMENTS, INCLUDING CONVERTIBLE SECURITIES. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

         Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Investment Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

FLOATING OR VARIABLE RATE INSTRUMENTS

         Floating or variable rate bonds normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). A Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by a Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, a Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

GNMA CERTIFICATES

         Certificates issued by the Government National Mortgage Association ("GNMA") ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds, in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA Certificates that the Funds may purchase are the "modified pass-through" type.

         GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.

         Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

         Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Fund would be reduced.


GUARANTEED INVESTMENT CONTRACTS



         Guaranteed Investment Contracts ("GICs") are issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest, which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Funds may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.


HIGH YIELD SECURITIES

         High yield securities are debt securities that are rated lower than "Baa" by Moody's Investors Service or "BBB" by Standard & Poor's Corporation, or of comparable quality if unrated.

         High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

         High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

         The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies.

         Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

         The medium- to lower-rated and unrated securities in which the Fund invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

         High Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

         Sensitivity to interest rate and economic changes. High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely when interest rates fall, high yield bonds tend to underperform Treasury and investment grade corporate bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

         The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by the Funds defaults, the Funds may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Funds' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

         Payment Expectations. High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

         Liquidity and Valuation Risks. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund's Board of Trustees to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly-traded market. To the extent the Funds own illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

         Taxation. Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

         LIMITATIONS OF CREDIT RATINGS. The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of the Funds' investment objective may be more dependent on the Investment Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Investment Adviser continually monitors the investments in the Funds' portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Funds may retain a security whose rating has been changed.

MORTGAGE-RELATED SECURITIES

         Mortgage-related securities include U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including the GNMA, FNMA, and the FHLMC. These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk.

         One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred.

         The prices of high coupon U.S. Government Agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.

         Certain Funds may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

         It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Adviser may, consistent with the Funds' investment objectives, policies and restrictions, consider making investments in such new types of securities.

         Other types of mortgage-related securities in which the Funds may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of
1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

         CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Funds) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, certain Funds may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that: (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (d) are not registered or regulated under the 1940 Act as investment companies.


PRIVATELY ISSUED CMOs



         Privately Issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. They are, however, not guaranteed by any government agency and are secured by the collateral held by the issuer. Privately Issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.



         INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE-BACKED SECURITIES



Stripped mortgage backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.



         SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the Interest-Only or "IO" class), while the other class will receive all of the principal (the Principal-Only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the

Investment Adviser or a Sub-Adviser under guidelines and standards established by the Fund's Board of Directors/Trustees. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.


Risks of Investing in Mortgage-Related Securities

         Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.





MUNICIPAL SECURITIES



         Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.



         In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.



         The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the


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assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.



         Insured municipal debt may also be purchased, in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.



         Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.


SHORT-TERM INVESTMENTS

The Funds may invest in the following securities and instruments:

         BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Certificates of deposit, bankers' acceptances and time deposits may be acquired. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations is fully insured by the U.S. Government.


         A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" above. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans, which may be made, and interest rates, which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.


         In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

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         SAVINGS ASSOCIATION OBLIGATIONS. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

         COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

         Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

SUBORDINATED MORTGAGE SECURITIES

         Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Funds may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

         The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

         In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

         A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

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         A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Funds by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

The Investment Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Funds seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

U.S. GOVERNMENT SECURITIES

Investments in U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the FNMA and the FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Investment Adviser or Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

OTHER INVESTMENTS

ASSET BACKED SECURITIES

         The non-mortgage-related asset-backed securities in which the Funds may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. Government and may or may not be secured.

         The credit characteristics of asset-backed securities differs in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in

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collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

BANKING INDUSTRY OBLIGATIONS

         Banking industry obligations include certificates of deposit, bankers' acceptances, and fixed time deposits. The Funds will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and
(ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

         BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

         A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

         COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

DERIVATIVES

         Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.




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         Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.


         Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.



         EXCHANGE-TRADED OPTIONS generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.


         DEALER OPTIONS. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to DEALER OPTIONS. While the Funds might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

         The Staff of the Securities and Exchange Commission (the "Commission") takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

         FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS. Financial futures contracts and related options may be used to hedge against changes in the market value of portfolio securities or securities that it intends to purchase. A Fund could purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a

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position in the futures market opposite to his cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

         Financial futures contracts, which are traded on a recognized exchange or board of trade, may be used. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

         An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

         In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U. S. Government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

         The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

         Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If

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the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

         The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

Limitations and Risks on Futures Contracts and Related Options

         The purchase of options involves certain risks. If a put option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

         There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Funds to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the Investment Adviser or Sub-Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

         The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to

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possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

         The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

         Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.


         FOREIGN CURRENCY FUTURES CONTRACTS. Foreign currency future contracts may be used for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Euro. Other foreign currency futures contracts are likely to be developed and traded in the future.


FOREIGN CURRENCY OPTIONS.

A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Funds use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.

         As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

FORWARD CURRENCY CONTRACTS

         Forward currency contracts are entered into in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively,

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it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

OTC OPTIONS

         Over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser or Sub-Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC option contract than the Fund would pay to close out a similar exchange traded option.

PURCHASING OPTIONS

         PURCHASING PUT AND CALL OPTIONS. Put and call options are derivative securities traded on United States and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange. Except as indicated in "Non-Hedging Strategic Transactions," the Funds will engage in trading of such derivative securities exclusively for hedging purposes.

         If a put option is purchased, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser or Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund holds a stock which the Investment Adviser or Sub-Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, is the amount by which the Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at

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or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund realizes on the sale of the securities.

         If a call option is purchased, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If a Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund realizes on the cover of the short position in the security.

         Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Funds generally will purchase only those options for which the Investment Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.

STOCK INDEX OPTIONS

         Stock Index options include put and call options with respect to the S&P 500 and other stock indices. These may be purchased as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund. The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.


         Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could be unable to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds purchase put or call options only with respect to an index which the Investment Adviser or Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.


STRADDLES

         A Straddle, which may be used for hedging purposes, is a combinations of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of the fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

WARRANTS

         A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock,

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warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).


         Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices ("Index Warrants"). Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an Index Warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. Certain Funds will normally use Index Warrants in a manner similar to their use of options on securities indices. The risks of using Index Warrants are generally similar to those relating to its use of index options. Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, Index Warrants generally have longer terms than index options. Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit a Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.


WRITING OPTIONS

         COVERED CALL OPTIONS are considered "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

         Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction allows the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. A Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, appreciation of the underlying security owned by the Fund generally offsets, in whole or in part, any loss to the Fund resulting from the repurchase of a call option.

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Risks of Investing in Options on Securities and Indices

         There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."


         In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" above.


INDEX-, CURRENCY-, AND EQUITY-LINKED SECURITIES.

         "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. They may also invest in "equity linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.


         Index and currency-linked securities are derivative instruments which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be


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influenced by interest rate and other market changes in the U.S. and abroad.
Certain derivative instruments may be illiquid. See "Restricted and Illiquid Securities" below.


IPOs

         Initial Public Offerings (IPOs) occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

         The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.


         The effect of an IPO investment can have a magnified impact on the Funds' performance when the Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Funds' returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Funds' assets as it increases in size and, therefore, have a more limited effect on the Funds' performance.


         There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

INVESTMENTS IN GOLD AND OTHER PRECIOUS METALS


         The Precious Metals Fund's performance and ability to meet its objective will generally be largely dependent on the market value of gold, silver, and other precious metals. The Fund's professional management seeks to maximize on advances and minimize on declines by monitoring and anticipating shifts in the relative values of silver and gold and the equity securities of companies engaged in mining or processing silver and gold ("silver-related securities" and "gold-related securities"). The Fund may also invest in other precious metals, including platinum and palladium. A substantial portion of the Fund's investments will typically be in the securities of foreign issuers.


         Precious Metals Fund is of the belief that a silver and gold investment medium will, over the long term, protect capital from adverse monetary and political developments of a national or international nature and, in the face of what appears to be continuous worldwide inflation, may offer better opportunity for capital growth than many other forms of investment. Throughout history, silver and gold have been thought of as the most basic monetary standards. Investments in silver and gold may provide more of a hedge against currencies with declining buying power, devaluation, and inflation than other types of investments. Of course, there can be no assurance that management's' belief will be realized or that the investment objective will be achieved.

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         To the extent that investments in silver and gold and silver and gold related securities appreciate in value relative to the U.S. dollar, the Funds' investments may serve to offset erosion in the purchasing power of the U.S. dollar.

         Precious Metals Fund may invest in debt securities of companies engaged in mining and processing gold and silver. These debt securities can be expected to be comparable to that of other debt obligations and generally will not react to fluctuations in the price of gold and silver. An investment in the debt instruments of these companies, therefore, cannot be expected to provide the hedge against inflation that may be provided through investments in equity securities of companies engaged in such activities and can be expected to fluctuate inversely with prevailing interest rates.

         It is anticipated that, except for temporary defensive or liquidity purposes, 80% of the Fund's assets will be invested in precious metals and securities related to precious metals. At least 65% of the Fund's assets will normally be invested in gold bullion and the securities of companies primarily engaged in the exploration, mining, processing, fabrication or distribution of gold. At any time management deems it advisable for defensive or liquidity purposes, the Funds may hold cash or cash equivalents in the currency of any major industrial nation, and invest in, or hold unlimited amounts of debt obligations of the United States Government or its political subdivisions, and money market instruments including repurchase agreements with maturities of seven days or less and Certificates of Deposit.

         It is the Investment Adviser's present intention to manage the Fund's investments so that (i) less than half of the value of its portfolio will consist of silver, gold or other precious metals and (ii) more than half of the value of their portfolios will be invested in silver or gold-related securities, including securities of foreign issuers. Although the Fund's Board of Directors present policy prohibits investments in speculative securities trading at extremely low prices and in relatively illiquid markets, investments in such securities can be made when and if the Board determines such investments to be in the best interests of the Funds and their shareholders. The policies set forth in this paragraph are subject to change by the Board of Trustees of Precious Metals Fund, in its sole discretion.

         Fluctuations in the Price of Gold and Silver. The prices of silver and gold have been subject to dramatic downward and upward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The price of silver and gold, in turn, is likely to affect the market prices of securities of companies mining or processing silver and gold, and accordingly, the value of the Funds' investments in such securities may also be affected.

         Potential Effect of Concentration of Source of Supply and Control of Sales. The two largest national producers of silver and gold bullion are the Republic of South Africa and the United States of America. Changes in political and economic conditions affecting either country may have direct impact on that country's sales of silver and gold. Under South African law, the only authorized sales agent for silver and gold produced in South Africa is the Reserve Bank of South Africa, which through its retention policies controls the time and place of any sale of South African bullion. The South African Ministry of Mines determines silver and gold mining policy. South Africa depends in a certain measure on silver and gold sales for the foreign exchange necessary to finance its imports, and its sales policy is partly subject to national economic and political developments.

         Investments in Silver and Gold Bullion. Unlike certain more traditional investment vehicles such as savings deposits and stocks and bonds, which may produce interest or dividend income, silver and gold bullion earns no income return. Appreciation in the market price of silver and gold is the sole manner in which the Fund will be able to realize gains on its investment in silver and gold bullion. Furthermore, the Fund may encounter storage and transaction costs in connection with its ownership of silver and gold bullion which may be higher than those attendant to the purchase, holding and disposition of more traditional types of investments.

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         International and Domestic Monetary Systems. Substantial amounts of silver and gold bullion serving as primary official reserve assets play a major role in the international monetary system. Since December 31, 1974, when it again became legal to invest in silver and gold, several new markets have developed in the United States. In connection with this legalization of silver ownership, the U.S. Treasury and the International Monetary Fund embarked upon programs to dispose of substantial amounts of silver and gold bullion.

LOAN PARTICIPATION AND ASSIGNMENTS

         A Fund's investment in LOAN PARTICIPATIONS typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

         When the Fund purchases a LOAN ASSIGNMENT from lenders, it will acquire direct rights against the borrowers on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular assignments or participation when necessary to meet redemption of Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participation also may make it more difficult for the Fund to value these securities for purposes of calculating its net asset value.

OTHER INVESTMENT COMPANIES

An Investment Company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies.

         EXCHANGE TRADED FUND

         ETF. AN EXCHANGE TRADED FUND (ETF) is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed, and traded similar to a publicly traded company. Similarly, risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its Underlying Index. The risk of not correlating to the index is an additional risk to the investors of ETFs.

         SENIOR LOANS


         The Funds may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes. Senior Loans in most circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.


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         Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

         Senior Loans usually include restrictive covenants which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

         Credit Risk. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

         In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

         Collateral Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized.

         Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a Fund's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

         Hybrid Loans. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With Hybrid Loans, a Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in

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the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

         Subordinated and Unsecured Loans. Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

PRIVATE FUNDS


         Private Funds include U.S. or foreign private limited partnerships or other investment funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds are either investment companies for purposes of the 1940 Act or would be but for the exemptions provided in sections 3(C)(1) or 3(C)(7) of the 1940 Act the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.


REAL ESTATE SECURITIES

         The Funds may invest in real estate investment trusts ("REITS") and other real estate industry operating companies ("REOCS"). For purposes of the Funds' investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, the Funds may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

         REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such

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loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

         Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Funds. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

RESTRICTED AND ILLIQUID SECURITIES

         Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between the Funds' decision to dispose of these securities and the time when the Funds are able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Funds. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Funds would be permitted to sell them. Thus, the Funds may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Funds may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Funds at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Funds in good faith pursuant to procedures adopted by the Trust's Board of Trustees.

         Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The Funds may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment. Each Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of the Funds are registered for sale.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES

         The Funds consider securities of companies with limited operating histories to be securities of companies with a record of less than three years' continuous operation, even including the operations of any

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predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

TO BE ANNOUNCED SALE COMMITMENTS

         To Be Announced ("TBA") sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

ZERO COUPON AND PAY-IN-KIND SECURITIES

         The Funds may invest in ZERO COUPON securities. Zero coupon, or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

         The Funds may also invest in PAY-IN-KIND securities. Pay-in-kind securities are securities that pay interest or dividends through the issuance of additional securities. A Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Funds until the cash payment date or the securities mature. Under certain circumstances, the Funds could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

         The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

INVESTMENT TECHNIQUES

BORROWING

         The Fund may borrow from banks. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings

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are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

         Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.







PORTFOLIO HEDGING

         Hedging against changes in financial markets, currency rates and interest rates may be utilized. One form of hedging is with "derivatives." Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. Although the Funds may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Funds than if they did not hedge. If the Funds do not correctly predict a hedge, it may lose money. In addition, the Funds pay commissions and other costs in connection with hedging transactions.

         Risks Associated With Hedging Transactions. Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell.

         Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

         In addition, the Fund pays commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

         Risks of Hedging Transactions Outside the United States. When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in the Funds' ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

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         NON-HEDGING STRATEGIC TRANSACTIONS. A Fund's options, futures and swap transactions will generally be entered into for hedging purposes -- to protect against possible changes in the market values of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. Each Fund's net loss exposure resulting from transactions entered into for each purposes will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps."



LENDING OF PORTFOLIO SECURITIES



         Loans of portfolio securities earn income for the Funds and are collateralized by cash, cash equivalent or U.S. government securities. The Funds might experience a loss if the financial institution defaults on the loan. The borrower at all times during the loan must maintain with the lending Fund cash or cash equivalent collateral or provide to that Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the lending Fund must terminate the loan and vote the securities. Alternatively, the lending Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any interest or distributions paid on such securities. Each Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the lending Fund or the borrower at any time. Each lending Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.





REPURCHASE AGREEMENTS

         Repurchase agreements may be utilized, with respect to its portfolio securities. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. To mitigate this risk, each Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency.

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         The Funds treat any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board of Trustees and guidelines adopted by the Board of Trustees, the Investment Adviser has determined to be liquid.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS

         Reverse repurchase agreement transactions involve the sale of U.S. Government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

         In order to enhance portfolio returns and manage prepayment risks, The Funds may engage in DOLLAR ROLL TRANSACTIONS with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

         Whether a reverse repurchase agreement or DOLLAR-ROLL TRANSACTION produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

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SECURITIES, INTEREST RATE AND CURRENCY SWAPS

         SECURITIES SWAPS. Securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

         INTEREST AND CURRENCY SWAPS. Interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors may be used, as well as entering into currency swap cap transactions. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

         A Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Investment Adviser or Sub-Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps. Caps and floors purchased by a Fund are considered to be illiquid assets.

         INTEREST RATE SWAPS. As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

         CROSS-CURRENCY SWAPS. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of

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the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

         SWAP OPTIONS. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to a swap option is said to own a call.

         CAPS AND FLOORS. INTEREST RATE CAPS AND FLOORS AND CURRENCY SWAP CAP TRANSACTIONS. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

Risks Associated with Swaps, Caps and Floors

         The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while each Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

SHORT SALES


A Fund may make a short sale of securities it already owns or have the right to acquired at no added cost through conversion or exchange of other securities it owns (referred to as SHORT SALES "AGAINST THE BOX"). In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).


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         Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

         If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

         In the view of the Commission, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Funds' Board of Trustees has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

         The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

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TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

         Investing in certain short-term, high-quality debt instruments and in U.S. Government securities is done for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Investment Adviser's or Sub-Adviser's ability to invest cash inflows; (iii) to permit the Fund to meet redemption requests; and (iv) for temporary defensive purposes. A Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.


         Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest include: (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. When investing for the purposes indicated above, the Funds will normally invest in short-term instruments that do not have a maturity of greater than one year. To the extent a Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.


WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

         In order to secure prices or yields deemed advantageous at the time, the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. In these cases, the Fund may realize a taxable gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous. Emerging Countries Fund, International SmallCap Growth Fund and Worldwide Growth Fund may not purchase when-issued securities or enter into firm commitments, if as a result, more than 15% of the Fund's net assets would be segregated to cover such securities.

         When the time comes to pay for the securities acquired on a delayed-delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

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INVESTMENT RESTRICTIONS

         All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- INTERNATIONAL VALUE FUND

         The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

         (1) Issue senior securities, except to the extent permitted under the 1940 Act, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings are in excess of 5% of the value of its total assets are outstanding;

         (2) Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

         (3) Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. government securities), except that the Fund reserves the right to invest all of its assets in shares of another investment company;

         (4) Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and securities issued by real estate investment trusts);

         (5) Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts for hedging purposes to the extent permitted under applicable federal and state laws and regulations and except that the Fund may engage in foreign exchange forward contracts;

         (6) Make loans (except for purchases of debt securities consistent with the investment policies of the Fund and repurchase agreements and except for loans of portfolio securities).

         The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, a Fund may not:

         (1) Purchase any security if as a result the Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class), except that the Fund reserves the right to invest all of its assets in a class of voting securities of another investment company;

         (2) Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law,

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

                  except that the Fund reserves the right to invest all of its assets in another investment company;

         (3)      Invest more than 15% of its net assets in illiquid securities.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- EMERGING COUNTRIES, INTERNATIONAL SMALLCAP GROWTH AND WORLDWIDE GROWTH FUNDS

         The Funds have adopted the following restrictions as fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the appropriate Fund (as defined in the Investment Company Act).

         The investment objective of each Fund is a fundamental policy. In addition, no Fund may:

         (1) Invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies and instrumentalities.

         (2) Purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.


         (3) Invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities or to investments by the Money Market Fund (not included in this SAI) in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks.


         (4) Purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.

         (5) Make loans of money, except that a Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets.

         (6) Borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the Investment Company Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the

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

                  value of the Fund's total assets at the time of the borrowing. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law.

         (7) Pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Funds from engaging in options, futures and foreign currency transactions, and shall not apply to the Money Market Fund (not included in this Prospectus).

         (8) Underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

         (9) Invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid.

         (10) Purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

         (11) Engage in short sales (other than Worldwide Growth Fund, and International SmallCap Growth Fund), except that a Fund may use such short-term credits as are necessary for the clearance of transactions.

         (12) Invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (b) in compliance with the Investment Company Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.


         (13) Issue senior securities, except that a Fund may borrow money as permitted by restrictions 5 and 6 above. This restriction shall not prohibit the Funds from engaging in short sales, options, futures and foreign currency transactions.


         (14) Enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

         (15) Purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets, (iii) not more than 25% of a Fund's net assets would be hedged, and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund.

         For purposes of investment restriction number 5, the Trust considers the restriction to prohibit the Funds from entering into instruments that have the character of a loan, i.e., instruments that are negotiated on a case-by-case basis between a lender and a borrower. The Trust considers the phrase "publicly distributed debt instruments" in that investment restriction to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the 1933 Act. As a result, the Funds may invest in such securities. Further, the Trust does not consider investment restriction number 5 to prevent the Funds from investing in investment companies that invest in loans.

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

         The International SmallCap Growth Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of small companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

         The Emerging Countries Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of at least three issuers with emerging securities markets. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- INTERNATIONAL FUND

         The Fund has adopted the following investment restrictions as policies that cannot be changed without approval by the holders of the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (2) more than 50% of the outstanding shares.

         The investment objective of the Fund is a fundamental policy. In addition, the Fund may not:

         (1) Issue any senior security (as defined in the 1940 Act), except that: (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

         (2) Borrow money, except that: (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made;
                  (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

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

         (3) Act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

         (4) Purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

         (5) Make loans, except that, to the extent appropriate under its investment program, the Fund may: (a) purchase bonds, debentures or other debt securities, including short-term obligations; (b) enter into repurchase transactions; and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

         (6) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts.

         (7) Concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

         (8) Purchase securities of an issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country other than the United States which is a member of the Organization for Economic Cooperation and Development ("OECD"). The member countries of OECD are at present:
                  Australia, Austria, Belgium, Canada, Denmark, Germany, Finland, France, Greece, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States; or (b) such purchases would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

         The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors (without shareholder approval). Unless otherwise indicated, the Fund may not:

         (1) Purchase the securities of any other investment company, except as permitted under the 1940 Act;

         (2) Invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to
                  Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

         The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- RUSSIA FUND

         The Fund has adopted the following investment restrictions as policies that cannot be changed without approval by the holders of the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (2) more than 50% of the outstanding shares.

         The investment objective of the Fund is a fundamental policy. In addition, the Fund, unless otherwise indicated, may not:

         (1) Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

         (2) At the end of each quarter of the taxable year, (i) with respect to at least 50% of the market value of the Fund's assets, the Fund may invest in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purchases of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

         (3) Concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry. This limit will not apply to oil and gas related securities and to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

         (4) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, and may enter into forward currency contracts.

         (5) Purchase real estate, interests in real estate or real estate limited partnership interest except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

         (6) Make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations,

                  (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

         (7) Borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made;
                  (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber then in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of the Fund's total assets.

         (8) Act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

         The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors (without shareholder approval). The Fund may not:


         (1) Invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to
                  Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.


         (2) Purchase the securities of any other investment company, except as permitted under the 1940 Act.

         The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

         The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (including common and preferred stocks, warrants and convertible securities) of Russian companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

         Russia Fund is a non-diversified fund. The Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- PRECIOUS METALS FUND

         The Fund has adopted the following investment restrictions as policies that cannot be changed without approval by the holders of the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (2) more than 50% of the outstanding shares.

         The investment objective of the Fund is a fundamental policy. In addition, the Fund, unless otherwise indicated, may not:

         (1) Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

         (2) At the end of each quarter of the taxable year, (i) with respect to at least 50% of the market value of the Fund's assets, the Fund may invest in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purchases of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

         (3) Concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry. This limit will not apply to gold and gold-related securities, and to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

         (4) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, and may enter into forward currency contracts. Transactions in gold, platinum, palladium or silver bullion will not be subject to this restriction.

         (5) Purchase real estate, interests in real estate or real estate limited partnership interest except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

         (6) Make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations,

                  (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

         (7) Borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made;
                  (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber then in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduced its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of the Fund's total assets.

         (8) Act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

         The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors (without shareholder approval). The Fund may not:

         (1) Invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to
                  Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

         (2) Purchase the securities of any other investment company, except as permitted under the 1940 Act. The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

         The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities related to precious metals. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

         Precious Metals Fund is a non-diversified fund. The Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- GLOBAL REAL ESTATE AND GLOBAL TECHNOLOGY FUNDS

         The Funds have adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting shares. Investment restriction number 10 is not a fundamental policy and may be changed by vote of a majority of the members of the Board of Trustees at any time.

         Each Fund, except as indicated, may not:

         (1) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Fund's total assets). For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

         (2) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

         (3) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or this SAI;

         (4) Invest in companies for the purpose of exercising control or management;

         (5) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         (6) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;

         (7) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (8) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities;
                  (b) wholly-owned finance companies will be considered to be in the industries of their parents; (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and (d) Global Technology Fund and Global Real Estate Fund will concentrate their investments as described in the Prospectus.

         (9) Purchase or sell commodities or commodity contracts except for stock futures contracts, interest rate futures contracts, index futures contracts, and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act.

         (10) Invest more than 15% of the value of a Fund's net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange).

         In addition, Global Technology Fund is a diversified fund. As such, it will not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities) or purchase more than 10% of the outstanding voting securities of any one issuer.

         Global Real Estate Fund is a non-diversified fund. The Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

         Each Fund will only purchase fixed income securities that are rated investment grade, i.e., rated at least BBB by S&P or Baa by Moody's, or have an equivalent rating from another NRSRO, or if unrated, are determined to be of comparable quality by the Sub-Adviser. Money market securities, certificates of deposit, banker's acceptance and commercial paper purchased by the Stock Funds must be rated in one of the two top rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Stock Fund's Sub-Adviser.

         If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

         The Global Real Estate Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of equity securities of companies that are principally engaged in the real estate industry. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

         The Global Technology Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity equivalent securities (preferred stock, warrants, and convertible securities) of U.S. and non-U.S. technology companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                             PORTFOLIO TRANSACTIONS


         Each Investment Management Agreement or Sub-Advisory Agreement authorizes the Investment Adviser or Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for each Fund. In all purchases and sales of securities for the portfolio of a Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreements or Sub-Advisory Agreements, each Investment Adviser or Sub Advisor determines, subject to the instructions of and review by the Board of Trustees of the Fund, which securities are to be purchased and sold by the Funds and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Adviser or a Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.


         In placing portfolio transactions, the Investment Adviser or Sub-Adviser will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. The Investment Adviser or Sub-Adviser will seek to obtain the best commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to a Fund, the Investment Adviser, and/or the Sub-Adviser, and provide other services in addition to execution services. The Investment Adviser or Sub-Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Adviser or Sub-Adviser to be useful in varying degrees, but of indeterminable value.


         As permitted by Section 28(e) of the 1934 Acts the Investment Adviser or the Sub-Adviser may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Investment Adviser or the Sub-Adviser an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with the ING Groep N.V. or the Investment Adviser or Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD") Provided the Funds' officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Funds' shares as a factor in the selection of broker-dealers to execute its portfolio transactions.


         While it will continue to be the Funds' general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for a Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund, the Investment Adviser or the Sub-Adviser, even if the specific services were not imputed to the Fund and were useful to the Investment Adviser and/or Sub-Adviser in advising other clients. The advisory fees paid by the Funds are not reduced because the Adviser or the Sub-Adviser receives such services. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker.

         Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

         Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund's Investment Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients serviced by the Investment Adviser or

Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Adviser's or Sub-Adviser's other clients in a manner deemed fair and reasonable by the Investment Adviser or Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Investment Adviser or Sub-Adviser, and the results of such allocations, are subject to periodic review by the Board of Trustees. To the extent any of the Funds seek to acquire the same security at the same time, one or more of the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned.

         Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

         In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While ING generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

Brokerage commissions paid for previous fiscal years/periods are as follows:


                                                     ----------------------------------------------------------------------
                                                                       OCTOBER 31                              JUNE 30
                                                     ----------------------------------------------------------------------
                                                        2002                2001                 2000(1)          2000
---------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Fund                                 $2,863,896         $3,278,242           $3,185,228       $2,562,446
---------------------------------------------------------------------------------------------------------------------------
International SmallCap Growth Fund                    $2,264,525         $3,040,817           $4,930,390       $3,660,023
---------------------------------------------------------------------------------------------------------------------------
Emerging Countries Fund                               $1,042,750         $  874,727           $3,014,852       $2,767,514
---------------------------------------------------------------------------------------------------------------------------


(1) For the four month period of July 1, 2000 to October 31, 2000. Effective July 26, 2000, the Fund changed its fiscal year end to October 31 from June 30.

Brokerage commissions paid by the series of Mayflower Trust for previous fiscal years/periods are as follows:


                                                                  -----------------------------------------------------
                                                                          FOR THE FISCAL YEARS ENDED OCTOBER 31
                                                                  -----------------------------------------------------
                                                                     2002                  2001                2000
-----------------------------------------------------------------------------------------------------------------------
International Value Fund                                          $2,783,292            $2,419,761          $2,754,562
-----------------------------------------------------------------------------------------------------------------------


Brokerage commissions paid for previous fiscal years/periods are as follows:


                                          ---------------------------------------------------------------------------------
                                                     OCTOBER 31                                    December 31
                                          ---------------------------------------------------------------------------------
                                             2002                 2001                2000(1)                     1999
---------------------------------------------------------------------------------------------------------------------------
Precious Metals Fund                       $509,329             $240,154            $140,353                    $389,449
---------------------------------------------------------------------------------------------------------------------------
International Fund                         $501,619             $401,140            $167,309                    $167,074
---------------------------------------------------------------------------------------------------------------------------
Russia Fund                                $ 14,430             $  4,422(2)         $ 36,454                    $ 91,247
---------------------------------------------------------------------------------------------------------------------------


(1) Effective July 26, 2000, the Fund changed its fiscal year end to October 31. October 2000 numbers represent the ten months from January 1, 2000 to October 31, 2000.

(2) The decrease in brokerage commissions paid by the Fund during the most recent fiscal year in comparison to the preceding fiscal year is due to changes in portfolio management, lower portfolio turnover rate and participation in mostly "principal trades."

Brokerage commissions paid for previous fiscal years are as follows:(1)


-----------------------------------------------------------------------------------------------------
                                                  2002                 2001                  2000
-----------------------------------------------------------------------------------------------------
Global Technology Fund                          $227,462            $157,911(2)            $96,060
-----------------------------------------------------------------------------------------------------
Global Real Estate                              $220,063               N/A                   N/A
-----------------------------------------------------------------------------------------------------



(1)      For the 11 month period November 5, 2001 through October 31, 2002.


(2) The increase in brokerage commissions paid by the Fund during the fiscal year ended is due to increased portfolio turnover rate.


         Of the total commissions paid during the fiscal year ended October 31, 2002, $849,266was paid to firms which provided research, statistical or other services to the Investment Adviser. The Investment Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.


         During the fiscal year ended October 31, 2002, the following Funds paid affiliated persons of the Fund brokerage commissions as follows:

ING International Value


-----------------------------------------------------------------------------------------------------------------
 Affiliated                 Affiliated       Total Fund       % of       Affiliated   Fund Total         % of
   Broker                    Principal        Principal     Principal    Commission   Commission      Commission
-----------------------------------------------------------------------------------------------------------------
ING Barings                 $32,389,672    $3,656,367,972      0.89%       $42,553    $2,783,293         1.53%
-----------------------------------------------------------------------------------------------------------------


ING Emerging Countries


-----------------------------------------------------------------------------------------------------------------
 Affiliated                  Affiliated       Total Fund       % of       Affiliated    Fund Total        % of
   Broker                    Principal        Principal     Principal    Commission    Commission      Commission
-----------------------------------------------------------------------------------------------------------------
ING Barings                  $1,047,060    $1,300,779,331      0.08%        $3,447     $1,042,750         0.33%
-----------------------------------------------------------------------------------------------------------------

During the fiscal year ended October 31, 2002, the following Fund (or its predecessor master fund) acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents: The holdings of securities of such brokers and dealers were as follows as of October 31, 2001.


----------------------------------------------------------------------------------------------------
FUND                                      SECURITY DESCRIPTION                       MARKET VALUE
----------------------------------------------------------------------------------------------------
Worldwide Growth                         Bank of America Corp.                        $1,430,900
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Worldwide Growth                         Goldman Sachs Group, Inc                     $1,790,000
----------------------------------------------------------------------------------------------------


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Prospectus under "Shareholder Guide." Shares of the Funds are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Trust's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A and Class M shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. An investor may exchange shares of a Fund for shares of the same class of any Fund, without paying any additional sales charge. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

         Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Investment Adviser or Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. Each Trust reserves the right to amend or terminate this practice at any time.

SPECIAL PURCHASES AT NET ASSET VALUE

         Class A or Class M shares of the Funds may be purchased at NAV, without a sales charge, by persons who have redeemed their Class A or Class M Shares of a Fund (or shares of other funds managed by the Investment Adviser in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

         Class A Shares of the Funds may also be purchased at NAV by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the ING Fund purchased.

         Additionally, Class A or Class M Shares of the Funds may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made through a dealer who has executed a selling group agreement with respect to the Trust (or the other open-end ING Funds ) the Distributor may pay the selling firm 0.25% of the Offering Price.


         Shareholders of ING General Money Market Shares who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M shares of other open-end ING Funds distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M Shares of a Fund at its current net asset value, without a sales charge.

         The officers, Trustees and bona fide full-time employees of each Trust and the officers, directors and full-time employees of the Investment Adviser, any Sub-Adviser, the Distributor, any service provider to a Fund or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Adviser or any Sub-Adviser, may purchase Class A or Class M Shares of a Fund at NAV without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. Each Trust may, under certain circumstances, allow registered investment adviser's to make investments on behalf of their clients at NAV without any commission or concession.

         Class A or M shares may also be purchased at NAV by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Adviser or from ING Prime Rate Trust.


         Class A or Class M shares may also be purchased without a sales charge by (i) shareholders who have authorized the automatic transfer of dividends from the same class of another ING Fund distributed by the Distributor or from ING Prime Rate Trust; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the ING Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the ING Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); (vi) any registered investment company for which the Investment Adviser serves as adviser; (vii) investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in any Fund or through an unregistered separate account sponsored by Aetna Life Insurance and Annuity Company (ALIAC) or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ALIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability; and (viii) insurance companies (including separate accounts).





         The Funds may terminate or amend the terms of these sales charge waivers at any time.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION


         An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of any of the Funds which offers Class A shares, Class M shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. Those holdings will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the ING Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.


         An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at ING Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

         If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of

Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.


         The value of shares of the Funds plus shares of the other open-end funds distributed by the Distributor can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.



         The reduced sales charge also applies on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.



         Shares of the Funds and other open-end ING Funds purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.


         For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the ING Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

REDEMPTIONS

         Payment to shareholders for shares redeemed will be made within seven days after receipt by the Fund's Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

         Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, each Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the NAV of such shares.

         Due to the relatively high cost of handling small investments, each Trust reserves the right, upon 30 days' written notice, to redeem, at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

         Certain purchases of Class A shares and most Class B and Class C shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus.

         No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another fund managed by the Investment Adviser, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

         The CDSC or redemption fee will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

         Effective November 1, 2001, International Fund will impose a 2% redemption fee on Fund Class A shares redeemed (including in connection with an exchange) within 30 days or less from their date of purchase. A redemption fee of 2% will be charged on the redemption of shares of the Russia Fund held less than 365 days. The fee is not a sales charge (load); it will be paid directly to the Funds. The redemption fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee will apply only to Fund Class A shares purchased on or after November 1, 2001. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Funds.

REINSTATEMENT PRIVILEGE

         If you sell Class B or Class C shares of an ING Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B or Class C shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

CONVERSION OF CLASS B SHARES


         A shareholder's Class B shares will automatically convert to Class A shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares, except that Class B Shares acquired initially through Funds that were part of the Northstar family of funds at the time of purchase will convert after seven years from the date of original purchase. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Investment Adviser deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.


    CDSC SCHEDULE FOR SHARES OF THE INTERNATIONAL VALUE FUND PURCHASED BEFORE
                                NOVEMBER 1, 1999


         Effective November 1, 1999, the above listed Fund adopted a new CDSC schedule, as set forth in the prospectus. Class B shares of the Fund purchased before November 1, 1999 are subject to the following contingent sales deferred charge schedule:


 Years After You                                 CDSC As A Percentage
Bought The Shares                                 of Amount Redeemed
    1st Year                                            5.00%
    2nd Year                                            4.00%
    3rd Year                                            3.00%
    4th Year                                            2.00%
    5th Year                                            2.00%
 After 5th Year                                           --

         Prior to November 6, 2000, the contingent deferred sales charge on purchases of Class A shares of Global Technology Funds in excess of $1 million was different than the contingent deferred sales charge on similar purchases of the other ING Funds. Shareholders of Global Technology Funds that purchased Class A shares subject to a contingent deferred sales charge prior to November 6, 2000 will continue to be subject to the contingent deferred sales charge in place when those shares were purchased. The contingent deferred sales charge on such purchases before November 6, 2000 were as follows:

                                                                       TIME PERIOD
                                                                       DURING WHICH CDSC
                                         CDSC                          APPLIES
  CDSC ON PURCHASES OF:                  BEFORE 11/06/00               BEFORE 11/06/99
$1,000,000 to $2,499,999                     1.00%                         12 Months
$2,500,000 to $4,999,999                     1.00%                         12 Months
$5,000,000 and over                          1.00%                         12 Months

DEALER COMMISSIONS AND OTHER INCENTIVES

In connection with the sale of shares of the Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price. In connection with the sale of Class A and Class M Shares, the Distributor will reallow the following amounts to Authorized Dealers of record from the sales charge on such sales:

-----------------------------------------------------------------------------------------------
                                  DEALERS' REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
-----------------------------------------------------------------------------------------------
AMOUNT OF TRANSACTION                   CLASS A                           CLASS M
-----------------------------------------------------------------------------------------------
  Less than $50,000                      5.00%                             3.00%
-----------------------------------------------------------------------------------------------
  $50,000 - $99,999                      3.75%                             2.00%
-----------------------------------------------------------------------------------------------
 $100,000 - $249,999                     2.75%                             1.00%
-----------------------------------------------------------------------------------------------
 $250,000 - $499,000                     2.00%                             1.00%
-----------------------------------------------------------------------------------------------
 $500,000 - $999,999                     1.75%                             None
-----------------------------------------------------------------------------------------------
 $1,000,000 and over                   See below                           None
-----------------------------------------------------------------------------------------------

The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Classes A, B and C, at NAV, which at the time of investment would have been subject to the imposition of a CDSC if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A shares that are subject to a CDSC:

                                              DEALER COMMISSION AS A PERCENTAGE OF
 AMOUNT OF TRANSACTION                                   AMOUNT INVESTED
$1,000,000 to $2,499,000                                       1.00%
$2,500,000 to $4,999,999                                       0.50%
$5,000,000 and over                                            0.25%

         Also, the Distributor will pay out of its own assets a commission of 1% of the amount invested for purchases of Class A shares of less than $1 million by qualified employer retirement plans with 50 or more participants.

         The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B shares subject to a CDSC. For purchases of Class C shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund.

         The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an "underwriter" under the 1933 Act. The Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. For more information on incentives, see "Management of the Funds -- 12b-1 Plans" in this SAI.

                          DETERMINATION OF SHARE PRICE

         As noted in the Prospectus, the NAV and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) during each day on which the NYSE is open for trading. As of the date of this Statement of Additional Information, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

         Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

         Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

         The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the United States is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Fund's valuation). Foreign securities markets may close before a Fund determines its NAV. European, Asian, Latin American, or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's net asset value may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund.

         If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. The Board of Trustees has adopted procedures under which the fair value of foreign securities may, upon the occurrence of a significant event, be determined as of the time a Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board of Trustees has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board of Trustees, the Funds are not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless a market movement or other event has occurred which constitutes a significant event under procedures adopted by the Board of Trustees, events affecting the values of portfolio securities that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's net asset value.


         Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time the NAV is computed.


         Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

         The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by Precious Metals Fund's custodian bank or other broker-dealers or banks approved by Precious Metals Fund, on each date that the NYSE is open for business.

         The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

         In computing the net asset value for a class of shares of a Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

         The per share net asset value of Class A shares generally will be higher than the per share NAV of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class
C. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

         Orders received by dealers prior to the close of regular trading on the NYSE will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the NYSE will be confirmed at the next computed offering price as described in the Prospectus.

                             SHAREHOLDER INFORMATION

         Certificates representing shares of a particular Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

         The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

         Each Trust reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. Each Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SHAREHOLDER SERVICES AND PRIVILEGES


         As discussed in the Prospectus, the Funds provide a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of a Fund on a regular basis. Such a Program may be started with an initial investment ($100 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the ING Funds. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.



         For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the 1934 Act, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

         All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of a fund will not be issued unless the shareholder requests them in writing.

SELF-EMPLOYED AND CORPORATE RETIREMENT PLANS


         For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available, through the Fund, a Prototype Plan and Custody Agreement. The Custody Agreement provides that State Street Bank & Trust, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the ING Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Trust. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.


INDIVIDUAL RETIREMENT ACCOUNTS

         Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. State Street Bank and Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Trust. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

         Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

         As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.


         Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 P.M. Eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemptions; however, redemptions of Class A, Class B and Class C shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).



         Telephone redemptions and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.



         ING Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Funds' Prospectuses or herein.


         Telephone redemption requests must meet the following conditions to be accepted by ING Funds :


         (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on record. This address cannot reflect any change within the previous thirty (30) days.


         (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.


         (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed within a 30 day period.


         (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

         (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

         (f) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the ING Fund being acquired.

         (g) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

         (h) Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to ING Investments at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

         (i) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the ING Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.


         (j) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds' then-current prospectuses.


         (k) Proceeds of a redemption may be delayed up to fifteen (15) days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

SYSTEMATIC WITHDRAWAL PLAN


         You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 ($1,000 in the case of Class Q and Class I) to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000 ($250,000 in the case of Class Q and Class I). To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by the relevant Fund.


         During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 ($12,000 in the case of Class Q), whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

                                  DISTRIBUTIONS


         As noted in the Prospectuses, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current net asset value, with no sales charge. The Funds' management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.


                               TAX CONSIDERATIONS

         The following discussion summarizes certain U.S. federal tax considerations generally affecting the ING Funds and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.


         Each Fund intends to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.


         The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

         The status of the ING Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

TAX LOSS CARRY-FORWARDS


Tax loss carry-forwards were the following as of October 31, 2002:



------------------------------------------------------------------------------------------------------
                      FUND                              AMOUNT               EXPIRATION DATES
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Emerging Countries Fund                              $175,770,769                  2005-2010
------------------------------------------------------------------------------------------------------
Global Technology Fund                               $317,688,109                  2004-2010
------------------------------------------------------------------------------------------------------
International Fund                                   $ 35,616,204                  2007-2010
------------------------------------------------------------------------------------------------------
International SmallCap Growth Fund                   $238,103,455                2008 to 2010
------------------------------------------------------------------------------------------------------
International Value Fund                             $          0                     N/A
------------------------------------------------------------------------------------------------------
Precious Metals Fund                                 $ 81,505,807                2003 to 2009
------------------------------------------------------------------------------------------------------
Russia Fund                                          $ 61,666,792                2006 to 2009
------------------------------------------------------------------------------------------------------
Worldwide Growth Fund                                $229,162,719                2008 to 2010
------------------------------------------------------------------------------------------------------
Global Real Estate Fund                              $          0                     N/A
------------------------------------------------------------------------------------------------------


DISTRIBUTIONS


         Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income, whether paid in cash or invested in Fund shares. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

         Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

         Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

ORIGINAL ISSUE DISCOUNT

         Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.


         If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."


FOREIGN CURRENCY TRANSACTIONS

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES


         A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.


         A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.


         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.


FOREIGN WITHHOLDING TAXES


         Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations and the Fund distributed at least 90% of its investment company taxable income, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.



         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including


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


fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. For individuals, foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.


OPTIONS AND HEDGING TRANSACTIONS

         The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.


         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Furthermore, certain carrying charges (inlcuding interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.


         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must

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

be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.


         Under certain circumstances, a Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.


         Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AGAINST THE BOX

         If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

OTHER INVESTMENT COMPANIES

         It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

SALE OR OTHER DISPOSITION OF SHARES


         Upon the redemption, sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates (for shareholders who are individuals), depending on the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

         In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING

         Each Fund generally will be required to withhold federal income tax at a rate of 30% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS


         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.


         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

         Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

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

PURCHASES IN-KIND OF THE INTERNATIONAL VALUE FUND


         Investors may, subject to the approval of the International Value Fund, the Investment Adviser and Brandes, purchase shares of the International Value Fund with liquid securities that are eligible for purchase by the Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Investment Adviser or Brandes intends to retain the securities in the Fund as an investment. The Fund reserves the right amend or terminate this practice at any time. As discussed in the Prospectus, International Value Fund is closed to new investors except for shares purchased: (1) through the reinvestment of dividends and distributuions; (b) by 401(k), 403(b) and 457 plans that have selected the Fund as an investment option prior to that date; or
(3) by shareholders participating in mutual fund wrap fee programs who have invested in the International Value Fund prior to that date. The International Value Fund may reopen in the future subject to the discretion of the Board of Trustess.


REDEMPTIONS


         The right to redeem shares may be suspended and payment therefore postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the Exchange is restricted, during any emergency that makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.


EXCHANGES


         The following conditions must be met for all exchanges among the Funds and the Money Market Portfolios: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares");
(iii) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange; (iv) except for exchanges into the Money Market Portfolio, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.


         Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of ING to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, ING reserves the right to reject any exchange request.

         If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers of 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the

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

exchange privilege should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

         You are not required to pay an applicable CDSC upon an exchange from any ING Fund into the ING Senior Income Fund. However, if you exchange into the ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original ING Fund.

CONVERSION FEATURE


         Class B shares of each Fund, except Class B shares purchased through funds that were part of the Northstar family of funds at the time of purchase, will automatically convert to Class A shares without a sales charge at the relative NAVs of each of the classes after eight years from the acquisition of the Class B shares, and as a result, will thereafter be subject to the lower distribution fee (but same service fee) under the Class A Rule 12b-1 plan for each Fund. Class B shares purchased through funds that were part of the Northstar family of funds at the time of purchase will convert after the seven years from the date of the original purchase.


                         CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Information

         Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(n) = ERV

Where:
  P =    a hypothetical initial payment of $1,000,
  T =    the average annual total return,
  n =    the number of years, and
ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

         All total return figures assume that all dividends are reinvested when paid.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

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

Average Annual Total Return (After Taxes On Distributions) Quotation

         Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                               P(1 + T)(n) = ATV(D)

Where:
  P    = a hypothetical initial payment of $1,000,
  T    = the average annual total return (after taxes on distributions),
  n    = the number of years, and
ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

         All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

         Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                               P(1 + T)(n) = ATV(DR)

Where:
  P =     a hypothetical initial payment of $1,000,
  T =     the average annual total return (after taxes on distributions),
  n =     the number of years, and
ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

         All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).


         Quotations of yield for the Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:


                           Yield= 2[((a-b/(cd)+1)(6) - 1]

where

     a =   dividends and interest earned during the period,
     b =   expenses accrued for the period (net of reimbursements),
     c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
     d =   the maximum offering price per share on the last day of the period.

         Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

         A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

         Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

         Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

         In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, Class I, Class M, and Class Q shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended October 31, 2002, if applicable, and for classes that have not been in operation for ten years, the average annual total return for the period from commencement of operations to October 31, 2002, is as follows:


                                               1 Year       5 Year       10 Year     Since Inception    Inception Date
Worldwide Growth Fund
Class A                                        -24.59        -0.22          -             6.53              4/19/93
Class A (after taxes on distributions)         -24.59        -3.09          -             4.38
Class A (After taxes on distributions          -15.10        -0.66          -             4.92

                                               1 Year       5 Year       10 Year     Since Inception    Inception Date
and sale of fund shares)
Class B                                        -24.56         0.03            -           5.65              5/31/95
Class C                                        -21.40         0.30            -           6.50              4/19/93
Class Q                                        -19.75         1.26            -           5.64              8/31/95

International SmallCap Growth Fund
Class A                                        -20.84         6.23            -           7.82              8/31/94
Class A (after taxes on distributions)         -20.84         4.64            -           6.73
Class A (After taxes on distributions and      -12.79         4.83            -           6.32
sale of fund shares)
Class B                                        -20.70         6.56            -           9.67              5/31/95
Class C                                        -17.34         6.85            -           7.86              8/31/94
Class Q                                        -15.74         7.75            -          10.39              8/31/95

Emerging Countries Fund
Class A                                         -1.19        -6.00            -           0.42             11/28/94
Class A (after taxes on distributions)          -1.19        -6.49            -          -0.03
Class A (After taxes on distributions and       -0.73        -4.85            -           0.16
sale of fund shares)
Class B                                         -0.44        -5.65            -           0.73              5/31/95
Class C                                          2.33        -5.52            -           0.25             11/28/94
Class M                                           -            -              -          -3.82              8/05/02
Class Q                                          4.41        -4.60            -           0.63              8/31/95

International Value Fund
Class A                                        -18.28         3.49            -           7.68              3/06/95
Class A (after taxes on distributions)         -18.88         1.96            -           6.45
Class A (After taxes on distributions and      -10.84         2.60            -           6.12
sale of fund shares)
Class B                                        -18.12         3.63            -           4.99              4/18/97
Class C                                        -14.70         3.97            -           7.80              3/06/95
Class I                                        -12.89            -            -         -17.02              6/18/01
Class Q                                        -13.11            -            -          -9.11              1/24/00

Precious Metals Fund
Class A(1)                                      36.51         1.79         2.48             -               12/3/75
Class A (after taxes on distributions)          36.23         1.70         1.72            N/A
Class A (After taxes on distributions and       22.36         1.39         1.68            N/A
sale of fund shares)

International Fund
Class A(1)                                     -17.83         0.04            -           3.18              1/03/94
Class A (after taxes on distributions)         -17.83        -3.17            -           0.63
Class A (After taxes on distributions and      -10.95        -0.62            -           1.86
sale of fund shares)
Class B                                        -18.25            -            -         -21.00              8/22/00
Class C                                        -14.70            -            -         -18.57              9/15/00

                                               1 Year       5 Year       10 Year     Since Inception    Inception Date
Class I                                             -            -          -           -14.42            01/15/02
Class Q                                        -13.09            -          -           -18.32             2/26/01

Russia Fund
Class A(1)                                      42.44        -7.78          -             2.91              7/3/96
Class A (after taxes on distributions)          42.44        -8.91          -             1.74
Class A (After taxes on distributions and       26.06        -6.58          -             1.70
sale of fund shares)

Global Technology Fund
Class A                                        -43.46            -          -           -16.13             12/15/98
Class A (after taxes on distributions)         -43.46         N/A           -           -18.52
Class A (After taxes on distributions and      -26.29         N/A           -            -9.53
sale of fund shares)
Class B                                        -43.47           -           -           -15.84            12/15/98
Class C                                        -41.06           -           -           -15.47            12/15/98
Class I                                            -            -           -           -50.36            01/15/02

Global Real Estate Fund
Class A                                            -            -           -             1.30             11/05/01
Class A (after taxes on distributions)           N/A          N/A           -            -0.01
Class A (After taxes on distributions and        N/A          N/A           -             0.82
sale of fund shares)
Class B                                            -            -           -            -8.99              3/15/02
Class C                                            -            -           -            -2.21              1/08/02


(1) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's shares were classified as "Class A" shares.


         Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other ING Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the Sub-Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of each Fund; and (xii) descriptions of the benefits of working with investment professionals in selecting investments.

         In addition, reports and promotional literature may contain information concerning the Investment Adviser, the Sub-Advisers, ING Capital, ING Funds Services, LLC. or affiliates of the Trusts, the Investment Adviser, the Sub-Advisers, ING Capital or ING Funds Services, LLC including: (i) performance rankings of other funds managed by the Investment Adviser or a Sub-Adviser, or the individuals employed by the Investment Adviser or a Sub-Adviser who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the ING Funds by ING Capital; (iv) the past performance of ING Capital and ING Funds;
(v) the past performance of other funds managed by the Investment Adviser; and
(vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Adviser.


                               GENERAL INFORMATION

CAPITALIZATION AND VOTING RIGHTS

         The authorized capital of Mutual Funds and Mayflower Trust, is in each case an unlimited number of shares of beneficial interest. Holders of shares of each Fund have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board of Trustees. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with a Fund's charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

         The Board of Trustees may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board of Trustees may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Trustees of the Trust by written notice to shareholders of such series or class. Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.

CUSTODIAN

         The cash and securities owned by each of the Funds are held by Brown Brothers Harriman & Co. 40 Water Street, Boston, Massachusetts 02109-3661, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities. Effective November 1, 2003, the cash and securities owned by each of the Funds will be held by the Bank of New York Company, Inc. One Wall Street, New

York, New York 10286, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities.

LEGAL COUNSEL


         Legal matters for each Trust are passed upon by Dechert LLP, 1775 Eye Street, N.W., Washington, D.C. 20006.


INDEPENDENT ACCOUNTANTS


         PricewaterhouseCoopers LLP serves as the independent public accountants for the Funds. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. PricewaterhouseCoopers LLP is located at 1670 Broadway, Suite 1000, Denver, CO 80202-4870. PricewaterhouseCoopers LLP serves as independent accountants for the fiscal year 2003.


OTHER INFORMATION

         Each Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Trust by any governmental agency. The Prospectus and this SAI omit certain of the information contained in each Trust's Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.




REPORTS TO SHAREHOLDERS

         Each Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

DECLARATION OF TRUST

         Mayflower Trust is organized as Massachusetts business trust. The Declaration of Trust of this Fund provides that obligations of the Fund are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to the designated Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.

                              FINANCIAL STATEMENTS

         The financial statements from the Funds' October 31, 2002 Annual Report are incorporated herein by reference. Copies of the Funds' Annual and Semi-Annual Reports may be obtained without charge by contacting ING Funds at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.

                                     PART C:
                                OTHER INFORMATION

ITEM 23.   EXHIBITS

(a)       (1)      Declaration of Trust -- previously filed as an Exhibit to Registrant's
                   Initial Registration Statement on Form N-1A filed on August 24, 1993 and incorporated herein by reference.

          (2)      Form of Establishment and Designation of Class of Shares of Beneficial
                   Interest -- previously filed as an Exhibit to Post-Effective Amendment No.
                   46 to Registrant's Registration Statement on Form N-1A filed on May 9, 2001 and incorporated herein by reference.

          (3)      Form of Certificate of the Amendment to the Declaration of Trust --
                   previously filed as an Exhibit to Post-Effective Amendment No. 51 to
                   Registrant's Registration Statement on Form N-1A filed on February 27, 2002 and incorporated herein by reference.

          (4) Form of Certificate of the Amendment to the Declaration of Trust -- previously filed as an Exhibit to Post-Effective
                   Amendment No. 53 to Registrant's Registration Statement on
                   Form N-1A filed on September 23, 2002 and incorporated herein by reference.

(b)                By-laws -- previously filed as an Exhibit to Registrant's Initial
                   Registration Statement on Form N-1A filed on August 24, 1993 and incorporated herein by reference.

(c)                N/A

(d)       (1)      Investment Advisory Contract -- previously filed as an Exhibit to
                   Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form
                   N-1A filed on October 7, 1993 and incorporated herein by reference.

          (2)      Investment Advisory Contract -- previously filed as an Exhibit to
                   Post-Effective Amendment No. 9 to Registrant's Registration Statement on
                   Form N-1A filed on August 5, 1996 and incorporated herein by reference.

          (3)      Investment Advisory Contract -- previously filed as an Exhibit to
                   Post-Effective Amendment No. 13 to Registrant's Registration Statement on
                   Form N-1A filed on December 13, 1996 and incorporated herein by reference.

          (4)      Investment Advisory Contract -- previously filed as an Exhibit to
                   Post-Effective Amendment No. 19 to Registrant's Registration Statement on
                   Form N-1A filed on April 30, 1997 and incorporated herein by reference.

          (5)      Investment Advisory Contract -- previously filed as an Exhibit to
                   Post-Effective Amendment No. 33 to Registrant's Registration Statement on
                   Form N-1A filed on December 29, 1997 and incorporated herein by reference.

          (6)      Investment Advisory Contract -- previously filed as an Exhibit to
                   Post-Effective Amendment No. 36 to Registrant's Registration Statement on
                   Form N-1A filed on October 23, 1998 and incorporated herein by reference.

          (7)      Form of Investment Management Agreement between Registrant and Pilgrim
                   Investments, Inc. -- previously filed as an Exhibit to Post-Effective
                   Amendment No. 44 to Registrant's Registration Statement on Form N-1A filed on December 22, 2000 and incorporated herein by reference.

          (8)      Form of Sub-Advisory Agreement between Pilgrim Emerging Markets Value Fund,
                   Pilgrim Investments, Inc. and Brandes Investment Partners, L.P. --
                   previously filed as an Exhibit to Post-Effective Amendment No. 45 to
                   Registrant's Registration Statement on Form N-1A filed on March 1, 2001 and incorporated herein by reference.

          (9)      Form of Sub-Advisory Agreement between Pilgrim International Value Fund,
                   Pilgrim Investments, Inc. and Brandes Investment Partners, L.P. --
                   previously filed as an Exhibit to Post-Effective Amendment No. 45 to
                   Registrant's Registration Statement on Form N-1A filed on March 1, 2001 and incorporated herein by reference.

          (10)     Form of Sub-Advisory Agreement between Pilgrim Research Enhanced Index Fund,
                   Pilgrim Investments, Inc. and J.P. Morgan Investment Management Inc. --
                   previously filed as an Exhibit to Post-Effective Amendment No. 45 to
                   Registrant's Registration Statement on Form N-1A filed on March 1, 2001 and incorporated herein by reference.

          (11)     Form of Sub-Advisory Agreement between Pilgrim Growth + Value Fund, Pilgrim
                   Investments, Inc. and Navellier Fund Management, Inc. -- previously filed as an Exhibit to Post-Effective Amendment No. 45 to Registrant's Registration
                   Statement on Form N-1A filed on March 1, 2001 and incorporated herein by reference.

          (12)     Form of Sub-Advisory Agreement between Pilgrim Research Enhanced Index Fund,
                   ING Pilgrim Investments, LLC and Aeltus Investment Management, Inc. --
                   previously filed as an Exhibit to Post-Effective Amendment No. 47 to
                   Registrant's Registration Statement on Form N-1A filed on August 1, 2001 and incorporated herein by reference.

(e)       (1)      Form Underwriting Contracts - Class B Shares -- previously filed as an
                   Exhibit to Post-Effective Amendment No. 41 to Registrant's Registration
                   Statement on Form N-1A filed on January 4, 2000 and incorporated herein by reference.

          (2)      Form of Underwriting Agreement between Registrant and Pilgrim Securities,
                   Inc. -- previously filed as an Exhibit to Post-Effective Amendment No. 44 to
                   Registrant's Registration Statement on Form N-1A filed on December 22, 2000 and incorporated herein by reference.

          (3)      Form of Amended and Restated Underwriting Agreement between Registrant and
                   ING Pilgrim Securities, Inc. -- previously filed as an Exhibit to
                   Post-Effective Amendment No. 48 to Registrant's Registration Statement on
                   Form N-1A filed on October 1, 2001 and incorporated herein by reference.

          (4)      Form of Amended and Restated Distribution and Service Plan -- previously filed as an Exhibit to Post-Effective Amendment No. 48 to Registrant's
                   Registration Statement on Form N-1A filed on October 1, 2001 and incorporated herein by reference.

(f)                N/A

(g)       (1)      Custodian Agreement -- previously filed as an Exhibit to Post-Effective
                   Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on
                   December 29, 1995 and incorporated herein by reference.

          (2)      Custodian Agreement -- previously filed as an Exhibit to Post-Effective
                   Amendment No. 35 to Registrant's Registration Statement on Form N-1A filed on February 27, 1998 and incorporated herein by reference.

          (3)      Custodian Agreement -- previously filed as an Exhibit to Post-Effective
                   Amendment No. 36 to Registrant's Registration Statement on Form N-1A filed on October 23, 1998 and incorporated herein by reference.

          (4)      Form of Custodian Agreement between Registrant and State Street Bank and
                   Trust -- previously filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A filed on February 27,
                   2002 and incorporated herein by reference.

          (5)      Form of Amended Foreign Custody Manager Delegation Agreement between
                   Registrant and Brown Brothers Harriman & Co. -- previously filed as an
                   Exhibit to Post-Effective Amendment No. 45 to Registrant's Registration
                   Statement on Form N-1A filed on March 1, 2001 and incorporated herein by reference.

(h)       (1)      Other Material Contracts -- previously filed as an Exhibit to Post-Effective
                   Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on
                   November 3, 1993 and incorporated herein by reference.

          (2)      Other Material Contracts -- previously filed as an Exhibit to Post-Effective
                   Amendment No. 19 to Registrant's Registration Statement on Form N-1A filed on April 30, 1997 and incorporated herein by reference.

          (3)      Other Material Contracts -- previously filed as an Exhibit to Post-Effective
                   Amendment No. 36 to Registrant's Registration Statement on Form N-1A filed on October 23, 1998 and incorporated herein by reference.

          (4)      Form of Amended Administration Agreement between Registrant and ING Pilgrim
                   Group, LLC -- previously filed as an Exhibit to Post-Effective Amendment No.
                   51 to Registrant's Registration Statement on Form N-1A filed on February 27,
                   2002 and incorporated herein by reference.

          (5)      Form of Fund Accounting Agreement with Brown Brothers Harriman & Co. --
                   previously filed as an Exhibit to Post-Effective Amendment No. 51 to
                   Registrant's Registration Statement on Form N-1A filed on February 27, 2002 and incorporated herein by reference.

(i)                Opinion of Counsel - Previously filed as an Exhibit to Post-Effective No. 92 to Registrant's Registration
                   Statement on Form N-1A filed 2002 and incorporated herein by reference.

(j)       (1)      Consent of Independent Auditors -- Filed herein.

          (2)      Consent of Independent Auditors -- Filed herein.

          (3)      Consent of Counsel -- Filed herein.

(k)                N/A

(l)                N/A

(m)                Form of Rule 12b-1 Plan -- previously filed as an Exhibit to Post-Effective
                   Amendment No. 41 to Registrant's Registration Statement on Form N-1A filed on January 4, 2000 and incorporated herein by reference.

(n)       (1)      Form of Multiple Class Plan -- previously filed as an Exhibit to
                   Post-Effective Amendment No. 48 to Registrant's Registration Statement on
                   Form N-1A filed on October 1, 2001 and incorporated herein by reference.

          (2)      Form of Amended and Restated Multiple Class Plan -- previously filed as an
                   Exhibit to Post-Effective Amendment No. 46 to Registrant's Registration
                   Statement on Form N-1A filed on May 9, 2001 and incorporated herein by reference.

(o)       (1)      Pilgrim Group Funds Code of Ethics -- previously filed as an Exhibit to
                   Post-Effective Amendment No. 43 to Registrant's Registration Statement on
                   Form N-1A filed on April 28, 2000 and incorporated herein by reference.

          (2)(i)   Form of Brandes Investment Partners, L.P. Code of Ethics -- previously filed as an Exhibit to Post-Effective Amendment No. 43 to Registrant's
                   Registration Statement on Form N-1A filed on April 28, 2000 and incorporated herein by reference.

          (2)(ii)  Form of Brandes Investment Partners, L.P. Amendment to Code of Ethics --
                   previously filed as an Exhibit to Post-Effective Amendment No. 43 to
                   Registrant's Registration Statement on Form N-1A filed on April 28, 2000 and incorporated herein by reference.

          (2)(iii) Form of Brandes Investment Partners, L.P. Amendment to Code of Ethics --
                   previously filed as an Exhibit to Post-Effective Amendment No. 48 to
                   Registrant's Registration Statement on Form N-1A filed on October 1, 2001 and incorporated herein by reference.

          (3)      Form of J.P. Investment Management Inc. Code of Ethics -- previously filed as an Exhibit to Post-Effective Amendment No. 43 to Registrant's
                   Registration Statement on Form N-1A filed on April 28, 2000 and incorporated herein by reference.

          (4)      Form of Navellier Fund Management Inc. Code of Ethics -- previously filed as an Exhibit to Post-Effective Amendment No. 43 to Registrant's Registration
                   Statement on Form N-1A filed on April 28, 2000 and incorporated herein by reference.

          (5)      Form of Aeltus Investment Management, Inc. Code of Ethics -- previously filed as an Exhibit to Post-Effective Amendment No. 47 to Registrant's
                   Registration Statement on Form N-1A filed on August 1, 2001 and incorporated herein by reference.

ITEM 24.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

        There are no persons controlled by or under common control with the Fund.

ITEM 25.   INDEMNIFICATION - MAYFLOWER TRUST (formerly the "Northstar Trust")

        Section 4.3 of Registrant's Declaration of Trust provides the following:

        (a) Subject to the exceptions and limitations contained in paragraph
(b) below:

                (i) every person who is, or has been, a Trustee or Officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

                (ii) the word "claim", "action", "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

        (b) No indemnification shall be provided hereunder to a Trustee or
Officer:

                (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in reasonable belief that his action was in the best interest of the Trust; or

                (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b) (i) or (b)
        (ii) resulting in a payment by a Trustee or Officer, unless there has been a determination that such Trustee or Officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

        (A) by the court or other body approving the settlement or other disposition; or

        (B) based upon the review of readily available facts (as opposed to full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

        (c) The rights of Indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or Officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or Officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

        (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient or the Trust shall be insured against losses arising out of any such advances; or

                (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

        As used in this Section 4.3, a "Disinterested Trustee" is one who is not
(i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

        Section 8 of Registrant's Administration Agreement provides for the indemnification of Registrant's Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF ADVISER

        Information as to the directors and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference.

        Information as to the directors and officers of the sub-advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the sub-advisers in the last two years, are included in their application for registration as investment advisers on Form ADV Brandes Investment Partners, LLC (File No. 801-24896).

ITEM 27.   PRINCIPAL UNDERWRITER

        (a) ING Funds Distributor, LLC is the principal underwriter for ING Mutual Funds; ING Funds Trust; ING Equity Trust; ING Investment Funds, Inc.; ING Prime Rate Trust; ING Senior Income Fund; ING Series Fund, Inc.; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; ING Variable Insurance Trust; USLICO Series Fund; ING VP Balanced Portfolio, Inc.; ING Variable Portfolios, Inc.; ING VP Growth and Income Portfolio; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Strategic Allocation Portfolios, Inc. and ING GET Fund.

        (b) Information as to the directors and officers of ING Funds Distributor, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

        (c) Not applicable.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

        State Street Bank and Trust Co. at 1776 Heritage Drive, North Quincy, MA 02171 and Brown Brothers Harriman & Co. at 40 Water Street, Boston, MA 02109-2661 maintain the records as Custodians and Fund Accounting Agents of the
Registrant:

        (1) Receipts and delivery of securities including certificate numbers;

        (2)     Receipts and disbursement of cash;

        (3) Records of securities in transfer, securities in physical possession, securities owned and securities loaned; and

        (4)     Fund Accounting Records

        DST Systems Inc. ("DST") maintains the following records at 210 West 10th Street, 8th Floor, Kansas City, MO 64105, as Transfer Agent and Blue Sky Administrator for the Registrant:

        (1)     Shareholder Records;

        (2) Share accumulation accounts; Details as to dates, number of shares and share prices of each account;

        (3)     Fund Accounting Records; and

        (4)     State Securities Registration Records

        All other records required by item 30(a) are maintained at the office of the Investment Adviser Administrator, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258 and the office of the appropriate Subadviser, Brandes Investment Partners, LLC, 11988 El Camino Real Ste 500, San Diego, CA 92191, Aeltus Investment Management, Inc., 10 State House Square, Hartford, Connecticut 06103-3602, or Navellier Fund Management, Inc., 1 East Liberty, Third Floor, Reno, NV 89501.

ITEM 29.   MANAGEMENT SERVICES

     Not applicable.

ITEM 30.   UNDERTAKINGS

        (a) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Trust's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

        (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 55 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 28th day of February, 2003.

                            ING MAYFLOWER TRUST


                             By:     /s/ Kimberly A. Anderson
                                     ------------------------------------------
                                     Kimberly A. Anderson
                                     Vice President and Secretary

          Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


               SIGNATURE          TITLE                              DATE

                                  Trustee and Chairman        February 28, 2003
-------------------------------
    John G. Turner*

                                  President and Chief         February 28, 2003
-------------------------------   Executive Officer
  James M. Hennessy*

                                  Executive Vice President
                                  and Principal Financial
                                  Officer                     February 28, 2003
-------------------------------
  Michael J. Roland*

                                  Trustee                     February 28, 2003
-------------------------------
   Paul S. Doherty*

                                  Trustee                     February 28, 2003
-------------------------------
  J. Michael Earley*

                                  Trustee                     February 28, 2003
-------------------------------
 R. Barbara Gitenstein*

                                  Trustee                     February 28, 2003
-------------------------------
  R. Glenn Hilliard*

                                  Trustee                     February 28, 2003
-------------------------------
  Walter H. May, Jr.*

                                  Trustee                     February 28, 2003
-------------------------------
 Thomas J. McInerney*

                                  Trustee                     February 28, 2003
-------------------------------
     Jock Patton*

                                  Trustee                     February 28, 2003
-------------------------------
  David W.C. Putnam*

                                  Trustee                     February 28, 2003
-------------------------------
    Blaine E. Rieke*

                                  Trustee                     February 28, 2003
-------------------------------
   Roger B. Vincent*

                                  Trustee                     February 28, 2003
-------------------------------
 Richard A. Wedemeyer*



*By: /s/ Kimberly A. Anderson
    ---------------------------
    Kimberly A. Anderson
    Attorney-in-Fact**


** Powers of Attorney for James M. Hennessy and each Trustee except Paul S. Doherty were previously filed as attachments to Post-Effective Amendment No. 51 to the Registrant's Form N-1A Registration Statement on February 27, 2002, and are incorporated herein by reference. Mr. Doherty's Power of Attorney was previously filed as an attachment to Post-Effective Amendment No. 52 to the Registrant's Form N-1A Registration Statement on July 12, 2002, and is incorporated herein by reference.

                                 Exhibit Index

(j)       (1)      Consent of Independent Auditors -- Filed herein.

          (2)      Consent of Independent Auditors -- Filed herein.

          (3)      Consent of Counsel -- Filed herein.
